Exhibit 99.2

Legal Notice and Disclaimer

This valuation report (the “Report”) has been prepared by CBRE Limited (“CBRE”) exclusively for Bank of America Merrill Lynch International DAC (the “Client”) in accordance with the terms of engagement entered into between CBRE and the client dated 9 September 2020 (“the Instruction”). The Report is confidential to the Client and any other Addressees named herein and the Client and the Addressees may not disclose the Report unless expressly permitted to do so under the Instruction.

Where CBRE has expressly agreed (by way of a reliance letter) that persons other than the Client or the Addressees can rely upon the Report (a “Relying Party” or “Relying Parties”) then CBRE shall have no greater liability to any Relying Party than it would have if such party had been named as a joint client under the Instruction.

CBRE’s maximum aggregate liability to the Client, Addressees and to any Relying Parties howsoever arising under, in connection with or pursuant to this Report and/or the Instruction together, whether in contract, tort, negligence or otherwise shall not exceed the lower of:

i)

25% of the value of a single property, or, in the case of a claim relating to multiple properties 25% of the aggregated value of the properties to which the claim relates (such value being as at the Valuation Date and on the basis identified in the Instruction or, if no basis is expressed, Market Value as defined by the RICS); or

ii)	£20,000,000 (TWENTY MILLION POUNDS).

Subject to the terms of the Instruction, CBRE shall not be liable for any indirect, special or consequential loss or damage howsoever caused, whether in contract, tort, negligence or otherwise, arising from or in connection with this Report. Nothing in this Report shall exclude liability which cannot be excluded by law.

If you are neither the Client, an Addressee nor a Relying Party then you are viewing this Report on a non-reliance basis and for informational purposes only. You may not rely on the Report for any purpose whatsoever and CBRE shall not be liable for any loss or damage you may suffer (whether direct, indirect or consequential) as a result of unauthorised use of or reliance on this Report. CBRE gives no undertaking to provide any additional information or correct any inaccuracies in the Report.

If another CBRE Group entity contributes to the preparation of the Report, that entity may co-sign the Report purely to confirm its role as contributor. The Client, Relying Party or any other Addressees named herein acknowledge that no duty of care, whether existing under the Instruction or under the Report, shall extend to such CBRE Group entity and the Client, Relying Party or any other Addressees named herein hereby waive any right or recourse against such CBRE Group entity whether arising in contract, tort, negligence or otherwise. CBRE shall remain solely liable to the client in accordance with the terms of the Instruction.

None of the information in this Report constitutes advice as to the merits of entering into any form of transaction.

If you do not understand this legal notice then it is recommended that you seek independent legal advice.

2

UNITED IV PORTFOLIO

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL DAC

DATE OF VALUATION: 30 SEPTEMBER 2020

CONTENTS

PART I	VALUATION REPORT	4

	VALUATION REPORT	5

	SCHEDULE OF VALUES	11

	SOURCES OF INFORMATION AND SCOPE OF WORKS	13

	VALUATION ASSUMPTIONS	15

PART II	EXECUTIVE SUMMARY	18

PART III	MARKET COMMENTARY	32

PART IV	BIG BOX MARKET COMMENTARY 2020 Q2	49

PART V	LETTER OF INSTRUCTION	75

PART VI	PROPERTY REPORTS	78

PART VII	APPENDICES	423

	APPENDIX A VALUATION PRINTOUTS

3

PART I

VALUATION REPORT

CBRE Limited
St Martin’s Court
10 Paternoster Row
London EC4M 7HP
Switchboard	+44 20 7182 2000
Fax	+44 20 7182 2001

VALUATION REPORT

Report Date	19 October 2020

Addressee	Bank of America Merrill Lynch International DAC
2 King Edward Street
London
EC1A 1HQ

For the attention of:
Wayne R. Miller, FRICS, MAI, Al-GRS
Senior Vice President

This report may be relied upon by;

This report may be relied upon by Bank of America Merrill Lynch International Limited and its affiliates, successors and/or assigns; the selected Facility Agent, its successors and/or assigns; and the selected Security Agent, its successors and/or assigns, in connection with their respective consideration of the extension of credit related to the property and/or the beneficial ownership thereof (the “Loan Financing”).

This information also may be relied upon by any actual or prospective purchaser, co-lender, participant, investor, transferee, assignee and servicer of the Loan Financing, any arranger of the Loan Financing and their assigns, any actual or prospective investor (including agents and advisors) in any securities evidencing a beneficial interest in, or backed by, the Loan Financing, any rating agencies actually or prospectively rating any such securities, any indenture trustee and any institutional provider(s) from time to time of any liquidity facility or credit support for such Loan Financing (together the “Beneficiaries”). A Beneficiary shall be permitted to rely on the report only on the condition that it acknowledges that the valuers shall not be liable to the Beneficiary for any special, indirect or consequential, damages and that the valuers’ total aggregate liability to all lenders, agents, Beneficiaries and any other third party who seeks to rely on the report (the “Aggregate Cap”) shall be limited to a sum not to exceed the lesser of 25% of the market value or twenty million pounds (20,000,000 GBP).

Reliance by the Beneficiaries and any other third parties on the report shall constitute deemed acceptance of the above provisions in this paragraph and that any matters or disputes arising as a result shall be governed by English law and subject to the exclusive jurisdiction of the English courts. This report may be disclosed, without reliance, to any rating agency in connection with a Securitization.”

www.cbre.co.uk

Registered in England No. 3536032 Registered Office St Martin’s Court 10 Paternoster Row London EC4M 7HP CBRE Limited is regulated by the RICS

UNITED IV PORTFOLIO

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL DAC

DATE OF VALUATION: 30 SEPTEMBER 2020

Bank of America Merrill Lynch makes no warranties or representations regarding this document or the conclusions contained herein.

We certify, to the best of our knowledge and belief:

• The statements of fact in this report are true and correct.

•   The reported analysis, opinions and conclusions are limited only by the reported assumptions and limiting conditions and are our personal, impartial and unbiased professional analysis, opinions and conclusions.

• We have no present or prospective interest in the property that is the subject of this report and no personal interest with respect to the parties involved.

•   We have performed no services, as a valuer (appraiser) or in any other capacity, regarding the property that is the subject of this report within the three-year period immediately preceding acceptance of this assignment.

• We have no bias with respect to the property that is the subject of this report or to the parties involved with this assignment.

• Our engagement in this assignment was not contingent upon developing or reporting predetermined results.

•   Our compensation for completing this assignment is not contingent upon the development or reporting of a predetermined value or direction in value that favours the cause of the client, the amount of the value opinion, the attainment of a stipulated result, or the occurrence of a subsequent event directly related to the intended use of this valuation report.

•   Our analysis, opinions and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice, only insofar as this is also in conformity with the RICS Valuation – Professional Standards (the“Red Book”).

• We have made a personal inspection of each property that is the subject of this report.

• No one provided significant real property valuation (appraisal) assistance to the persons signing this certification.

The Properties	United IV Portfolio (Portfolio of 38 assets)

Instruction	To value the unencumbered freehold and leasehold interests in the Properties on the basis of Market Value as at the Valuation date in accordance with the terms of engagement entered into between CBRE and the addressee dated 9 September 2020.

Valuation Date	30 September 2020

Capacity of Valuer	External Valuer, as defined in the current version of the RICS Valuation – Global Standards.

Purpose	Secured Lending purposes only

Where you have advised us that the valuation is required for your use in a particular secured lending transaction, we consent to its use solely for that transaction. Where you have not revealed to us details of a particular lending transaction, we consent to its use only in a single secured lending decision.

VALUATION REPORT	6

UNITED IV PORTFOLIO

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL DAC

DATE OF VALUATION: 30 SEPTEMBER 2020

Market Value	£422,025,000 (FOUR HUNDRED AND TWENTY TWO MILLION AND TWENTY FIVE THOUSAND POUNDS) exclusive of VAT.

Market Value on the Special Assumption of Vacant Possession	£349,140,000 (THREE HUNDRED AND FORTY NINE MILLION ONE HUNDRED AND FORTY THOUSAND POUNDS) exclusive of VAT

We have valued the Properties individually and no account has been taken of any discount or premium that may be negotiated in the market if all or part of the portfolio was to be marketed simultaneously, either in lots or as a whole.

Where a property is owned by way of a joint tenancy in a trust for sale, or through an indirect investment structure, our Valuation represents the relevant apportioned percentage of ownership of the value of the whole property, assuming full management control. Our Valuation does not necessarily represent the value of the interests in the indirect investment structure through which the Property is held.

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached – and has been primarily derived using comparable recent market transactions on arm’s length terms.

Novel Coronavirus (COVID – 19)	The outbreak of COVID-19, declared by the World Health Organisation as a “Global Pandemic” on the 11th March 2020, has and continues to impact many aspects of daily life and the global economy- with some real estate markets having experienced lower levels of transactional activity and liquidity. Travel restrictions have been implemented by many countries and “lockdowns” applied to varying degrees. Whilst restrictions have now been lifted in some cases, local lockdowns may continue to be deployed as necessary and the emergence of significant further outbreaks or a “second wave” is possible.

The pandemic and the measures taken to tackle COVID-19 continue to affect economies and real estate markets globally. Nevertheless, as at the valuation date some property markets have started to function again, with transaction volumes and other relevant evidence returning to levels where an adequate quantum of market evidence exists upon which to base opinions of value. Accordingly, and for the avoidance of doubt, our valuation is not reported as being subject to `material valuation uncertainty` as defined by VPS 3 and VPGA 10 of the RICS Valuation- Global Standards.

For the avoidance of doubt this Explanatory Note has been included to ensure transparency and to provide further insight as to the market context under which the valuation opinion was prepared. In recognition of the potential for market conditions to move rapidly in response to changes in the control or future spread of COVID-19 we highlight the importance of the valuation date.

Rental Income	The Valuation we have provided reflects the rental income as at the date of Valuation, as set out within this report, which you have confirmed to be correct and comprehensive. It also reflects any issues concerning the anticipated cash-flow that you have advised us of, as set out within this report. Given the uncertainties relating to the COVID-19 virus and the current restrictions on business activities, it is likely that there will be significant rental defaults and/or insolvencies leading to voids and a resulting shortfall in rental income. Should this occur, there will be a negative impact on the value of the subject property.

VALUATION REPORT	7

UNITED IV PORTFOLIO

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL DAC

DATE OF VALUATION: 30 SEPTEMBER 2020

Suitability of the Properties as Security for Mortgage Purposes	We are of the opinion that the properties provide suitable security for secured lending. However, we have not been provided with details of the loan amount and loan terms proposed and therefore cannot comment on the suitability of the property for the proposed loan. We recommend that the Bank provides us with these details for our comment.

Compliance with Valuation Standards	The Valuation has been prepared in accordance with the version of the RICS Valuation – Global Standards (incorporating the International Valuation Standards) and the UK national supplement (the Red Book) current as at the valuation date.

We confirm that we have sufficient current local and national knowledge of the particular property market involved and have the skills and understanding to undertake the Valuation competently.

Where the knowledge and skill requirements of the Red Book have been met in aggregate by more than one valuer within CBRE, we confirm that a list of those valuers has been retained within the working papers, together with confirmation that each named valuer complies with the requirements of the Red Book.

This Valuation is a professional opinion and is expressly not intended to serve as a warranty, assurance or guarantee of any particular value of the subject property. Other valuers may reach different conclusions as to the value of the subject property. This Valuation is for the sole purpose of providing the intended user with the valuer’s independent professional opinion of the value of the subject property as at the Valuation Date.

Assumptions	The Property details on which each Valuation are based are as set out in this report. We have made various assumptions as to tenure, letting, taxation, town planning, and the condition and repair of buildings and sites – including ground and groundwater contamination – as set out below.

If any of the information or assumptions on which the Valuation is based are subsequently found to be incorrect, the Valuation figures may also be incorrect and should be reconsidered.

Variations and/or Departures from Standard Assumptions	None.

Verification	We recommend that before any financial transaction is entered into based upon these Valuations, you obtain verification of any third party information contained within our report and the validity of the assumptions we have adopted.

We would advise you that whilst we have valued the Properties reflecting current market conditions, there are certain risks which may be, or may become, uninsurable. Before undertaking any financial transaction based upon this Valuation, you should satisfy yourselves as to the current insurance cover and the risks that may be involved should an uninsured loss occur.

VALUATION REPORT	8

UNITED IV PORTFOLIO

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL DAC

DATE OF VALUATION: 30 SEPTEMBER 2020

Valuer	The Properties have been valued by a valuer who is qualified for the purpose of the Valuation in accordance with the Red Book.

Previous Involvement and Conflicts of Interest	We confirm that neither the valuers involved in this instruction nor CBRE have had any previous, nor current, material involvement with the Properties or the parties involved, and have no personal interest in the outcome of the valuation – nor are we aware of any conflicts of interest that would prevent us from exercising the required levels of independency and objectivity.

Copies of our conflict of interest checks have been retained within the working papers.

Disclosure

However, after completing our valuation exercise of the 3 assets referred to as Project Rocky (Enfield, Barking & Letchworth), it was discovered that CBRE’s Capital Markets team had been involved with the acquisition of these three assets.

We confirm that our opinion of Market Value for these assets has not been influenced in any way and that the integrity of our valuation of the entire United IV portfolio and in particular Project Rocky has not been impacted.

Reliance	The contents of this Report may only be relied upon by:

i) Addressees of the Report; and

ii) Parties who have received prior written consent from CBRE in the form of a reliance letter;

for the specific purpose set out herein and no responsibility is accepted to any third party for the whole or any part of its contents.

Publication	Neither the whole nor any part of our report nor any references thereto may be included in any published document, circular or statement nor published in any way without our prior written approval of the form and context in which it will appear.

Such publication of, or reference to this report will not be permitted unless it contains a sufficient contemporaneous reference to any departure from the Red Book or the incorporation of any special assumptions referred to herein.

VALUATION REPORT	9

UNITED IV PORTFOLIO

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL DAC

DATE OF VALUATION: 30 SEPTEMBER 2020

Yours faithfully	Yours faithfully

Graham Hughes MRICS	Barry West MRICS
Executive Director	Senior Director
RICS Registered Valuer	RICS Registered Valuer

For and on behalf of CBRE Ltd	For and on behalf of CBRE Ltd

T: +44 2071822631	T: +44 2071822786
E: Graham.Hughes@cbre.com	E: barry.west@cbre.com

Yours faithfully

Tim Henman MRICS
Director
RICS Registered Valuer

For and on behalf of CBRE Ltd

T: +44 2071822830
E: Tim.Henman@cbre.com

CBRE UK (London - National)
Henrietta House
Henrietta Place
London
W1G 0NB

T: 020 7182 2000
F: 020 7182 2273

VALUATION REPORT	10

UNITED IV PORTFOLIO

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL DAC

DATE OF VALUATION: 30 SEPTEMBER 2020

SCHEDULE OF VALUES

VALUATION REPORT	11

PORTFOLIO:	UNITED IV PORTFOLIO
ON BEHALF OF:	BAML
VALUATION DATE:	30/09/2020

PORTFOLIO VALUATION SUMMARY

Property Name	Prop ID	Currency	Area Unit	Total Area	Percentage of Vacancy (ERV)	WAULT to Expiry by ERV	WAULT to Expiry by Rent	WAULT to Break by ERV	WAULT to Break by Rent	Net Income (p.a.)	Gross Income (p.a.)	G.R. + R.F.	Gross Rental Value	Market Value (GBP)	Net Initial Yield	Equivalent Yield	Reversionary Yield	Gross Market Value	Market Value (30/09/2020)
UNITED KINGDOM

Sands 10 Industrial Estate	1	GBP	sq ft	132,440	0.00%	5.00	5.48	5.00	5.48	1,010,236	1,010,236	1,088,374	1,324,400	21,600,000	4.39%	5.40%	5.75%	23,886,616	21,600,000
Units A & B, Ripple Road	2	GBP	sq ft	63,919	0.00%	3.74	3.74	3.74	3.74	862,906	862,906	862,906	894,866	19,170,000	4.22%	4.35%	4.37%	20,463,307	19,170,000
Jutsums Lane	3	GBP	sq ft	57,891	0.00%	8.26	8.26	8.26	8.26	329,250	329,250	329,250	410,000	6,970,000	4.43%	5.35%	5.52%	7,428,191	6,970,000
Kingston Road MV	4	GBP	sq ft	17,405	0.00%	7.51	7.22	7.51	7.22	155,400	155,400	155,400	234,615	3,755,000	3.84%	5.65%	5.80%	4,047,403	3,755,000
Endeavour Way MV	5	GBP	sq ft	21,383	0.00%	7.92	8.78	7.92	8.78	205,000	205,000	205,000	299,362	5,800,000	3.26%	4.50%	4.76%	6,284,797	5,800,000
Veridion Way	6	GBP	sq ft	16,553	0.00%	7.24	7.27	4.74	4.39	165,753	165,753	165,753	215,200	3,650,000	4.26%	5.25%	5.53%	3,888,899	3,650,000
Ripple Road (CdP)	7	GBP	sq ft	25,351	0.00%	19.30	19.30	9.30	9.30	388,070	388,070	388,070	388,124	7,775,000	4.68%	4.79%	4.68%	8,292,094	7,775,000
Hubert Road MV	8	GBP	sq ft	43,203	0.00%	5.43	5.87	2.32	2.38	246,964	246,964	366,916	432,030	7,720,000	2.97%	4.97%	5.20%	8,308,815	7,720,000
Seacroft Ind & Trade Centre MV	9	GBP	sq ft	114,817	12.21%	4.46	4.33	3.19	3.23	520,334	520,334	520,334	687,700	9,400,000	4.92%	6.20%	6.50%	10,577,898	9,400,000
Verney Road MV	10	GBP	sq ft	9,855	0.00%	1.63	1.63	1.63	1.63	160,000	160,000	160,000	220,000	4,600,000	3.24%	4.20%	4.45%	4,939,084	4,600,000
Yeats Close	11	GBP	sq ft	43,620	0.00%	11.09	11.09	11.09	11.09	614,212	614,212	614,212	654,300	16,570,000	3.47%	3.75%	3.70%	17,687,812	16,570,000
Orpen Park - MV	12	GBP	sq ft	79,858	0.00%	6.18	6.17	5.68	5.60	573,343	573,343	573,343	657,920	9,600,000	5.60%	6.25%	6.42%	10,242,326	9,600,000
Schooner Park	13	GBP	sq ft	29,488	11.25%	4.45	4.46	2.21	2.15	326,570	326,570	326,570	405,500	6,740,000	4.53%	5.47%	5.63%	7,204,102	6,740,000
18-21 Padgets Lane	14	GBP	sq ft	77,204	0.00%	8.23	8.23	8.23	8.23	350,000	350,000	350,000	386,020	5,710,000	5.75%	6.46%	6.34%	6,087,746	5,710,000
Tewin Court Industrial Estate	15	GBP	sq ft	87,990	5.14%	3.99	3.98	3.99	3.98	646,625	646,625	646,625	879,900	10,000,000	6.08%	7.74%	8.27%	10,643,017	10,000,000
Empress Works MV	16	GBP	sq ft	127,399	0.00%	8.12	8.12	3.26	3.26	791,524	791,524	791,524	799,715	11,500,000	6.45%	6.51%	6.52%	12,271,564	11,500,000
26-27 Mark Road	17	GBP	sq ft	21,004	0.00%	0.38	0.38	0.38	0.38	150,000	150,000	150,000	257,299	3,725,000	3.74%	6.01%	6.41%	4,012,524	3,725,000
Unit 2, Interplex - MV	18	GBP	sq ft	52,861	100.00%	—	—	—	—	-117,760	0	0	343,600	4,500,000	-2.43%	6.01%	7.09%	4,846,997	4,500,000
Mid-Point	19	GBP	sq ft	65,250	100.00%	—	—	—	—	-456,750	0	0	913,500	15,800,000	-2.67%	4.74%	5.34%	17,090,933	15,800,000
Interchange Park	20	GBP	sq ft	184,646	0.00%	19.76	19.76	9.75	9.75	1,107,876	1,107,876	1,107,876	1,107,876	15,970,000	6.50%	6.50%	6.50%	17,044,246	15,970,000
Hawkers Yard	21	GBP	sq ft	47,104	100.00%	—	—	—	—	0	0	0	785,400	14,370,000	0.00%	4.57%	2.67%	15,575,168	14,370,000
Unit 1, Sheldon Way MV	22	GBP	sq ft	19,275	0.00%	4.01	4.01	2.01	2.01	163,829	163,829	163,829	168,700	2,800,000	5.50%	5.51%	5.66%	2,978,707	2,800,000
Coward Industrial Est	23	GBP	sq ft	116,061	0.00%	0.49	0.37	0.49	0.37	917,388	917,388	917,388	970,916	11,400,000	6.69%	6.63%	7.08%	13,714,929	11,400,000
DSV, 1306 Stonehouse Lane	24	GBP	sq ft	137,994	0.00%	9.75	9.75	9.75	9.75	1,939,892	1,939,892	1,939,892	1,939,900	36,500,000	4.97%	4.98%	4.97%	39,020,685	36,500,000
Units 1-8 Hambridge Lane	25	GBP	sq ft	65,706	0.00%	8.00	7.94	3.18	3.13	480,937	480,937	480,937	591,400	9,330,000	4.83%	5.75%	5.94%	9,963,537	9,330,000
2/3/4/8 South Gyle Industrial	26	GBP	sq ft	39,375	27.30%	5.33	5.47	3.63	3.45	173,442	198,555	198,555	327,500	4,900,000	3.27%	5.93%	6.18%	5,297,344	4,900,000
1-6 Southpoint IE MV	27	GBP	sq ft	143,701	0.00%	4.59	4.59	3.72	3.72	608,915	608,915	608,915	740,576	8,660,000	6.56%	7.64%	7.98%	9,284,755	8,660,000
Britonwood Trading Estate	28	GBP	sq ft	213,259	9.12%	3.09	2.87	1.77	1.69	672,515	672,516	672,516	924,702	10,600,000	5.69%	7.24%	7.82%	11,821,552	10,600,000
1-21 Grosvenor Grange Business	29	GBP	sq ft	87,941	0.00%	2.95	3.07	1.90	1.99	458,638	458,638	458,638	527,644	7,980,000	5.37%	6.00%	6.18%	8,535,939	7,980,000
27 Oakwell Way MV	30	GBP	sq ft	110,614	0.00%	4.67	4.67	4.67	4.67	248,882	248,882	248,882	608,400	8,630,000	2.69%	6.23%	6.58%	9,240,932	8,630,000
1 Elmsall Way, South Elmsal MV	31	GBP	sq ft	64,929	0.00%	5.21	5.21	5.21	5.21	259,224	259,224	259,224	324,600	5,550,000	4.36%	5.33%	5.46%	5,941,881	5,550,000
Unit 1 Wooburn Industrial Park	32	GBP	sq ft	31,947	0.00%	6.67	6.67	6.67	6.67	271,550	271,550	271,550	383,364	6,900,000	3.69%	5.00%	5.20%	7,366,480	6,900,000
61/65/69 Millmarsh Lane	33	GBP	sq ft	50,676	0.00%	3.45	3.74	3.45	3.74	422,905	422,905	422,905	582,800	11,000,000	3.59%	4.92%	4.95%	11,766,982	11,000,000
Portland Commercial Estate	34	GBP	sq ft	90,517	24.52%	3.97	3.96	3.97	3.96	533,843	533,843	533,843	1,086,205	19,900,000	2.50%	4.79%	5.09%	21,340,123	19,900,000
Letchworth Industrial Estate	35	GBP	sq ft	90,302	0.00%	6.02	5.98	5.13	5.13	679,995	679,995	679,995	714,867	14,100,000	4.53%	4.73%	4.77%	14,995,202	14,100,000
Juniper Park, Southfields MV	36	GBP	sq ft	277,610	11.90%	4.20	4.21	3.00	2.97	1,650,496	1,655,974	1,655,974	2,485,227	32,000,000	4.70%	6.50%	7.07%	35,130,744	32,000,000
DSV, Kingsbury Link	38	GBP	sq ft	213,868	0.00%	3.27	3.27	3.27	3.27	1,225,000	1,225,000	1,225,000	1,185,000	18,750,000	6.12%	5.75%	5.92%	20,019,990	18,750,000
Titan House, Kingsbury Link	39	GBP	sq ft	89,408	0.00%	4.71	4.71	2.71	2.71	562,267	562,272	562,272	514,100	8,100,000	6.51%	5.75%	5.95%	8,641,048	8,100,000

TOTAL		GBP	sq m	293,799	11.20%	6.22	6.49	4.81	4.96	19,299,271	19,904,378	20,102,468	26,373,228	422,025,000	4.23%	5.56%	5.39%	455,884,369	422,025,000

																		Like for Like	0

UNITED IV PORTFOLIO

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL DAC

DATE OF VALUATION: 30 SEPTEMBER 2020

SOURCES OF INFORMATION AND SCOPE OF WORKS

Sources of Information	We have carried out our work based upon information supplied to us by MSeven, as set out within this report, which we have assumed to be correct and comprehensive.

• United_IV_Asset_List_for_Bidding_20200826_0932071331f6 dated 26 August 2020

• United IV asset list – undated

• Datatape (v36) (tenancy schedule) - undated

• United IV – updated asset list v 2_ACQUISITION DATE RENT COLLECTIONS

• Collections Template for United – M7 v2 – undated

• Schedule of Top Ups (Incentives and RGs) dated 06.10.2020

We have also been provided with access to a Herbert Smith Freehills Data Site containing amongst other things;

• Technical Due Diligence report prepared by ARCADIS (various dates)

• Phase 1 Environmental Summary carried out by Nova Ambiente (various dates)

• Draft Certificates of Title

The Properties	Our report contains a brief summary of the individual Property details on which our Valuation has been based.

Inspection	The Properties were internally inspected by a team of MRICS, RICS Registered Valuers between 17 September 2020 and 7 October 2020.

Areas	We have not measured the Properties but have relied upon the floor areas provided to us by MSeven, as set out in this report, which we have assumed to be correct and comprehensive. We have been advised that these areas have been calculated using the Gross Internal Area (GIA) measurement methodology as set out in the RICS Code of measuring practice (6th edition).

Environmental Matters	We have been provided with copies of environmental reports prepared by Nova Ambiente (various dates).

We have not carried out any investigations into the past or present uses of the Properties, nor of any neighbouring land, in order to establish whether there is any potential for contamination and have therefore assumed that none exists.

Services and Amenities	We understand that all main services including water, drainage, electricity and telephone are available to the Properties. None of the services have been tested by us.

Repair and Condition	We have not carried out building surveys, tested services, made independent site investigations, inspected woodwork, exposed parts of the structure which were covered, unexposed or inaccessible, nor arranged for any investigations to be

VALUATION REPORT	13

UNITED IV PORTFOLIO

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL DAC

DATE OF VALUATION: 30 SEPTEMBER 2020

carried out to determine whether or not any deleterious or hazardous materials or techniques have been used, or are present, in any part of the Properties. We are unable, therefore, to give any assurance that the Properties are free from defect.

We have seen copies of Technical Due Diligence Reports carried out by ARCADIS (various dates).

Town Planning	We have not undertaken planning enquiries.

Titles, Tenures and Lettings	Details of title/tenure under which the Properties are held and of lettings to which it is subject are as supplied to us. We have not generally examined nor had access to all the deeds, leases or other documents relating thereto. Where information from deeds, leases or other documents is recorded in this report, it represents our understanding of the relevant documents. We should emphasise, however, that the interpretation of the documents of title (including relevant deeds, leases and planning consents) is the responsibility of your legal adviser.

We have not conducted credit enquiries on the financial status of any tenants. We have, however, reflected our general understanding of purchasers’ likely perceptions of the financial status of tenants.

VALUATION REPORT	14

UNITED IV PORTFOLIO

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL DAC

DATE OF VALUATION: 30 SEPTEMBER 2020

VALUATION ASSUMPTIONS

Capital Values	The Valuation has been prepared on the basis of “Market Value”, which is defined in the Red Book as:

“The estimated amount for which an asset or liability should exchange on the Valuation Date between a willing buyer and a willing seller in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.”

The Valuation represents the figure that would appear in a hypothetical contract of sale at the Valuation Date. No adjustment has been made to this figure for taxation which might arise in the event of a disposal or costs related to any other event.

No account has been taken of any inter-company leases or arrangements, nor of any mortgages, debentures or other charge.

No account has been taken of the availability or otherwise of capital-based Government or European Community grants.

Rental Values	Unless stated otherwise rental values indicated in our report are those which have been adopted by us as appropriate in assessing the capital value and are not necessarily appropriate for other purposes, nor do they necessarily accord with the definition of Market Rent in the Red Book, which is as follows:

“The estimated amount for which an interest in real property should be leased on the Valuation date between a willing lessor and a willing lessee on appropriate lease terms in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.”.

The Properties	Where appropriate we have regarded the shop fronts of retail and showroom accommodation as forming an integral part of the building.

Landlord’s fixtures such as lifts, escalators, central heating and other normal service installations have been treated as an integral part of the building and are included within our Valuations.

Process plant and machinery, tenants’ fixtures and specialist trade fittings have been excluded from our Valuations.

All measurements, areas and ages quoted in our report are approximate.

Environmental Matters

In the absence of any information to the contrary, we have assumed that:

a) the Properties are not contaminated and are not adversely affected by any existing or proposed environmental law;

b) any processes which are carried out on the Properties which are regulated by environmental legislation are properly licensed by the appropriate authorities;

c) in England and Wales, the properties possess current Energy Performance Certificates (EPCs) as required under the Government’s Energy Performance of Buildings Directive – and that they have an energy efficient standard of ‘E’, or better. We would draw your attention to the fact that under the Energy Efficiency (Private Rented Property) (England and Wales) Regulations 2015 it became unlawful for landlords to rent out a business premise from 1st April 2018 – unless

VALUATION REPORT	15

UNITED IV PORTFOLIO

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL DAC

DATE OF VALUATION: 30 SEPTEMBER 2020

the site has reached a minimum EPC rating of an ‘E’, or secured a relevant exemption. In Scotland, we have assumed that the Properties possess current EPCs as required under the Scottish Government’s Energy Performance of Buildings (Scotland) Regulations – and that they meet energy standards equivalent to those introduced by the 2002 building regulations. We would draw your attention to the fact the Assessment of Energy Performance of Non-Domestic Buildings (Scotland) Regulations 2016 came into force on 1st September 2016. From this date, building owners are required to commission an EPC and Action Plan for sale or new rental of non-domestic buildings bigger than 1,000 sq m that do not meet 2002 building regulations energy standards. Action Plans contain building improvement measures that must be implemented within 3.5 years, subject to certain exemptions;

d) the Properties are either not subject to flooding risk or, if they are, that sufficient flood defences are in place and that appropriate building insurance could be obtained at a cost that would not materially affect the capital value; and

e) invasive species such as Japanese Knotweed are not present on the Properties.

High voltage electrical supply equipment may exist within, or in close proximity of, the Properties. The National Radiological Protection Board (NRPB) has advised that there may be a risk, in specified circumstances, to the health of certain categories of people. Public perception may, therefore, affect marketability and future value of the Properties. Our Valuation reflects our current understanding of the market and we have not made a discount to reflect the presence of this equipment.

Repair and Condition	In the absence of any information to the contrary, we have assumed that:

a) there are no abnormal ground conditions, nor archaeological remains, present which might adversely affect the current or future occupation, development or value of the Properties;

b) the Properties are free from rot, infestation, structural or latent defect;

c) no currently known deleterious or hazardous materials or suspect techniques have been used in the construction of, or subsequent alterations or additions to, the Properties; and

d) the services, and any associated controls or software, are in working order and free from defect.

We have otherwise had regard to the age and apparent general condition of the Properties. Comments made in the property details do not purport to express an opinion about, or advise upon, the condition of uninspected parts and should not be taken as making an implied representation or statement about such parts.

Title, Tenure, Lettings, Planning, Taxation and Statutory & Local Authority requirements

Unless stated otherwise within this report, and in the absence of any information to the contrary, we have assumed that:

a) the Properties possess a good and marketable title free from any onerous or hampering restrictions or conditions;

b) the buildings have been erected either prior to planning control, or in accordance with planning permissions, and have the benefit of permanent planning consents or existing use rights for their current use;

VALUATION REPORT	16

UNITED IV PORTFOLIO

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL DAC

DATE OF VALUATION: 30 SEPTEMBER 2020

c) the Properties are not adversely affected by town planning or road proposals;

d) the buildings comply with all statutory and local authority requirements including building, fire and health and safety regulations, and that a fire risk assessment and emergency plan are in place;

e) only minor or inconsequential costs will be incurred if any modifications or alterations are necessary in order for occupiers of the properties to comply with the provisions of the Disability Discrimination Act 1995 (in Northern Ireland) or the Equality Act 2010 (in the rest of the UK);

f) all rent reviews are upward only and are to be assessed by reference to full current market rents;

g) there are no tenant’s improvements that will materially affect our opinion of the rent that would be obtained on review or renewal;

h) tenants will meet their obligations under their leases, and are responsible for insurance, payment of business rates, and all repairs, whether directly or by means of a service charge;

i) there are no user restrictions or other restrictive covenants in leases which would adversely affect value;

j) where more than 50% of the floorspace of the Properties are in residential use, the Landlord and Tenant Act 1987 (the “Act”) gives certain rights to defined residential tenants to acquire the freehold/head leasehold interest in the properties. Where this is applicable, we have assumed that necessary notices have been given to the residential tenants under the provisions of the Act, and that such tenants have elected not to acquire the freehold/head leasehold interest. Disposal on the open market is therefore unrestricted;

k) where appropriate, permission to assign the interest being valued herein would not be withheld by the landlord where required;

l) vacant possession can be given of all accommodation which is unlet or is let on a service occupancy; and

m) Land Transfer Tax (or the local equivalent) will apply at the rate currently applicable. In the UK, Stamp Duty Land Tax (SDLT) in England and Northern Ireland, Land and Buildings Transaction Tax (LABTT) in Scotland or Land Transaction Tax (LTT) in Wales, will apply at the rate currently applicable.

VALUATION REPORT	17

PART II

EXECUTIVE SUMMARY

EXECUTIVE SUMMARY	18

BANK OF AMERICA MERRILL LYNCH

United IV Portfolio

DATE OF VALUATION: 30 September 2020

United IV Portfolio - Executive Summary

THE PORTFOLIO

Geographical Distribution

•	The United IV Portfolio comprises some 38 industrial assets.

•	The portfolio has a significant weighting towards London and the South East (66% by no. of assets and 73% by Market Value).

19

BANK OF AMERICA MERRILL LYNCH

United IV Portfolio

DATE OF VALUATION: 30 September 2020

The below chart outlines the geographical distribution by Market Value.

Region	No. of Assets	Market Value	% of Market Value pf Portfolio
London / SE	25	£308,145,000	73.02%
Scotland	2	£13,560,000	3.21%
North East	3	£23,580,000	5.59%
North West	3	£30,080,000	7.13%
South West & Wales	2	£14,100,000	3.34%
Midlands	3	£32,560,000	7.71%
	38	£422,025,000	100.00%

There is a significant weighting towards London / SE. The split within this between Greater London and South East is as follows;

20

BANK OF AMERICA MERRILL LYNCH

United IV Portfolio

DATE OF VALUATION: 30 September 2020

Region	No. of Assets	Market Value	% of London / SE	% of Market Value pf Portfolio
Greater London	13	£168,845,000	54.79%	40.00%
South East	12	£139,300,000	45.21%	33.00%
	25	£308,145,000	100%	73.00%

•	The portfolio comprises some 293,799 sq m (3,162,424 sq ft) of industrial accommodation.

•	Some further pertinent characteristics of the portfolio are as follows;

Portfolio Analysis
No. of assets	38
Weighted Average Unexpired Lease Term (WAULT) – to breaks by passing rent	4.96 years
Weighted Average Unexpired Lease Term (WAULT) – to expiry by passing rent	6.49 years
Vacancy by Market Rent	11.20%
Vacancy by Floor Area	8.25%
Under Rented**	14.17%

**	inclusive of rent-free periods but excluding stepped rents.

Use

The portfolio comprises 100% industrial accommodation albeit with the below composition;

Asset Type	No. of Assets	Market Value	% of Market Value	Net Income	% of Net Income
Multi-let	21	£249,805,000	59.19%	£10,784,073	56%
Single Let	16	£172,220,000	40.81%	£8,515,198	44%
TOTAL	38	£422,025,000	100%	£19,299,271	100%

21

BANK OF AMERICA MERRILL LYNCH

United IV Portfolio

DATE OF VALUATION: 30 September 2020

Tenure

The portfolio is also split in terms of tenure and made up of 28 Freehold assets, 2 Heritable (Scottish Freehold) 7 assets held on Long Leases and 1 Mixed Tenure assets. The exact detail of these leaseholds is detailed within respective reports. The below chart shows the distribution by asset number.

The below table summaries the Freehold, Long Leasehold (LLH) and Mixed Tenure exposure within the portfolio in terms of asset number and value in addition to the level of Ground Rent payable, which nets off rent receivable.

Asset Type	No. of Assets	Market Value	% of Portfolio Market Value	Ground Rent (Pay Away)
Freehold	28	£336,565,000	79.75%	—
Heritable (Scottish Freehold)	2	£13,560,000	3.21%	—
Leasehold	7	£57,530,000	13.63%	£6
Mixed (FH & LH)	1	£14,370,000	3.41%	£29,000	*
TOTAL	38	£422,025,000	100%	£29,006

*	Currently in rent free until 25/03/2021

22

BANK OF AMERICA MERRILL LYNCH

United IV Portfolio

DATE OF VALUATION: 30 September 2020

Top 10 Assets by Market Value

Asset No.	Address	Town	Region	Use	Tenure	Market Value	% of Portfolio Market Value
24	Stonehouse Lane	Purfleet	London / SE	Industrial	FH	£36,500,000	8.65%
36	Juniper Park	Basildon	London / SE	Industrial	FH	£32,000,000	7.58%
1	Sands 10 IE	High Wycombe	London / SE	Industrial	FH	£21,600,000	5.11%
34	Portland CE	Barking	London / SE	Industrial	FH	£19,900,000	4.72%
2	Units A&B, Ripple	Barking	London / SE	Industrial	FH	£19,170,000	4.54%
38	DSV, Kingsbury Link	Tamworth	Midlands	Industrial	FH	£18,750,000	4.44%
11	Yeats Close	Wembley	London / SE	Industrial	FH	£16,570,000	3.93%
20	Interchange Park	Newton Pagnell	London / SE	Industrial	FH	£15,970,000	3.78%
19	Mid-Point	Enfield	London / SE	Industrial	FH	£15,800,000	3.74%
21	Hawkers Yard	Ruislip	London / SE	Industrial	Mixed	£14,370,000	3.41%
TOTAL						£210,630,000	50.00%

Tenancies

The portfolio is let to a total of 184 tenants, ranging from local covenants to more recognised national / international multiples, generating the following income profile;

• Total Gross Income:	£19,904,378 per annum (day one)

• Total Net Income:	£19,299,271 per annum (day one)

As part of our valuation we make a deduction for the ground rents payable for the Long Leasehold properties and any running costs associated with managing the portfolio such as exposure to empty business rates which are deducted as revenue items. This deduction allows us to establish the net rent i.e. the rent your Borrower will receive. The below chart highlights the net income over the next 5 years.

23

BANK OF AMERICA MERRILL LYNCH

United IV Portfolio

DATE OF VALUATION: 30 September 2020

There is an average of almost 4.84 tenants per asset demonstrating a weighting towards multi-let industrial. As highlighted earlier the WAULT to break is 4.96 years and to expiry 6.49 years. The below chart, depicting the ‘Rent Expiry Profile’ clearly outlines this income profile.

24

BANK OF AMERICA MERRILL LYNCH

United IV Portfolio

DATE OF VALUATION: 30 September 2020

THE VALUATION

Market Value

The aggregate portfolio Market Value as at 30 September 2020 is;

£422,025,000 (FOUR HUNDRED AND TWENTY TWO MILLION AND TWENlY FIVE THOUSAND POUNDS) exclusive of VAT

Net Initial Yield	4.23%
Equivalent Yield	5.56%
Reversionary Yield	5.78% (04/05/2033)

Reflecting a capital value of £1,436.49 sq m (£133.45 sq ft) overall.

This represents an average lot size of just under £11.1M.

Market Value on the Special Assumption of Vacant Possession

The aggregate portfolio Market Value on the Special Assumption of Vacant Possession as at 30 September 2020 is;

£349,140,000 (THREE HUNDRED AND FORTY NINE MILLION ONE HUNDRED AND FORTY THOUSAND POUNDS) exclusive of VAT

Net Initial Yield	-0.48%
Equivalent Yield	6.20%
Reversionary Yield	6.71% (04/05/2033)

Reflecting a capital value of £1,188.40 sq m (£110.40 sq ft) overall.

This represents an average vacant lot size of just under £9.188M.

The portfolio Vacant Possession Value represents approximately 83% of the Market Value, reflecting a sensible ratio.

25

BANK OF AMERICA MERRILL LYNCH

United IV Portfolio

DATE OF VALUATION: 30 September 2020

MARKET RENT

The aggregate portfolio Market Rent as at 30 September 2020 is;

£26,373,228 (TWENTY SIX MILLION THREE HUNDRED AND SEVENTY THREE THOUSAND TWO HUNDRED AND TWENTY EIGHT POUNDS) per annum.

NOTE: The Market Rent within our Vacant Possession valuation is £410,000 lower than the above. The reason being our vacant passion value for Jutsums Lane, Romford reverts to land value.

Portfolio Value

You have also asked us to consider the value should the Portfolio transact as a whole. Portfolio and platform trades have been increasingly common in the market place in recent years, for this asset class in particular. Whether a portfolio holds a premium to individual asset value or not, is specific to individual purchasers. It is very subjective, not something readily evidenced as all purchasers will interpret separately, therefore it is very difficult to quantify. That said, when a portfolio does trade as a whole; it is usually as a corporate structure which would benefit from reduced transaction costs, no asset level stamp duty although other costs are incurred.

We are confident that if the entire portfolio were introduced to the market as a whole there would be a significant level of interest in it, with potential buyers being from different pools of equity to those interested in individual assets. We believe any such acquisition would be acquired within a Special Purpose Vehicle (SPV).

On this basis we believe the United IV Portfolio has a Portfolio Value of £442,753,143

26

BANK OF AMERICA MERRILL LYNCH

United IV Portfolio

DATE OF VALUATION: 30 September 2020

VALUATION APPROACH

Market Value

We have valued the properties adopting the Investment Method of valuation. We have modelled the cash flow of each individual asset based on the tenancy data provided to us by the Borrower (Blackstone). Where units ore vacant we have mode allowance for holding costs that ore being incurred over the “Current Void” i.e. Business Rates and non-recoverable service charge, where appropriate. These costs have been reflected as revenue items and are deducted from the Gross Rent to arrive at the Net Rent. These costs are deducted over the assumed period of vacancy which we have adopted based on our view of the time it will take to secure a new letting. The void periods will very unit by unit and asset by asset reflecting the quality of the property, location and local market demand characteristics.

Where there are upcoming lease events that could lead to vacancy i.e. tenant break options or lease expiries, we have adopted “Expiry Voids” where appropriate within our cash flow to reflect the fact that units may become vacant and non-income producing. Where units are currently vacant we allow for marketing voids, followed by rent free periods. The assumed void periods will vary unit by unit and asset by asset reflecting the quality of the property, location and local market demand characteristics. Furthermore, it is unlikely that every tenant will activate every break option and not every tenant will vacate at lease expiry. We have, therefore, used our knowledge and expertise to form a view as to the likelihood of expiry voids being incurred and the length of the re-letting period or the likely period a tenant would be granted for renewing the lease.

In addition, we have also reflected letting and legal fees that will be incurred on new lettings, on current voids and assumed re-lettings following an expiry void. In line with market practice letting costs have been reflected at 15% of ERV. Capital Expenditure is deducted as a Capital Cost from the Gross Valuation of each asset.

Where assets are held under leasehold tenure our valuations reflect the payment of any ‘ground rent’.

We have capitalised the resultant cash flow at an asset level by applying an appropriate yield that has been selected to reflect the individual characteristics of each property and has been primarily derived using comparable recent market transactions on arm’s length terms. The net value of each asset reflects the payment of Stamp Duty Land Tax (SDLT) at the appropriate rate.

We have valued the portfolio on an asset by asset basis, having regard to their individual qualities.

27

BANK OF AMERICA MERRILL LYNCH

United IV Portfolio

DATE OF VALUATION: 30 September 2020

Rental Guarantees

This portfolio has been acquired during the course of 2020 in its entirety on a piecemeal basis with an aggregate purchase price of £421,571,000 (inclusive of rental guarantees). As part of these acquisitions’ rental guarantees were included on 9 assets totalling some £1,300,355. The Bonk have asked us to reflect the actual day 1 income and as such we have not built in these rental guarantees within our appraisal.

In order to then complete a like for like comparison we have deducted the rental guarantees from the aggregate purchase price to ascertain the Net Aggregate Purchase Price (exclusive of rental guarantees). We calculate this to be £420,270,645

Net Aggregate Purchase Price v Market Value

Our reported aggregate Market Value for the United IV Portfolio is £422,025,000 which is £1,754,355 (+0.42%) ahead of the purchase price on a like for like basis. The principal reason for this being that some assets were acquired towards the beginning of the year with the wider industrial market having improved since purchase to which we have reflected in our valuation.

Market Value on the Special Assumption of Vacant Possession

We have similarly modelled anticipated cash flows allowing for anticipated voids and associated costs. In addition, we have considered the rate per sq m (per sq ft) for individual units and these have been benchmarked against comparable vacant possession sales rates.

28

BANK OF AMERICA MERRILL LYNCH

United IV Portfolio

DATE OF VALUATION: 30 September 2020

SUITABILITY FOR LOAN SECURITY PURPOSES

SWOT Analysis

Strengths	Weaknesses

•   For a portfolio of this size it is well let with a vacancy rate of only 8.25% by floor area.

•   Of the Market Value over 92% is derived from Freehold assets.

•   Of the Market Value 100% is derived from industrial assets.

•   To achieve some of the reversionary rental values within our valuations capital expenditure is required.

•   Term certain income to breaks/expiries of only 4.96 years, albeit typical of such a multi-let portfolio.

Opportunities	Threats

•   Generally, re-gear leases for longer term.

•   Capture some of the reversion when completing lease re-gears / renewals.

•   Negotiate removal of break options

•   Engage with tenants at an early stage to ensure repairing obligations are complied with.

• Market deterioration. • Impacts of COVID-19 on the economy and wider Real Estate Market.

We would refer you to each individual report for a SWOT analysis more specific to each property.

Marketability

We have commented above and within the individual property reports on marketability and the impact that the Covid-19 pandemic is currently having on the property investment market. However, in general, on an individual basis, we anticipate there would be good demand for the assets, given the industrial sector is still sought after by a variety of purchasers at present.

It is anticipated that the assets could be sold within a 6 to 12 month period. Potential purchasers are likely to include:

•	Overseas investors for the larger assets.

•	Institutions.

•	Property companies / REITS.

•	Private investors – for the smaller lot sizes.

If a sale of the portfolio as a whole was required it is anticipated that this could take longer to achieve, in order to fully market it, allow prospective purchasers to undertake their due diligence and complete a purchase. A disposal period in the order of 9 to 12 months is considered reasonable.

30

BANK OF AMERICA MERRILL LYNCH

United IV Portfolio

DATE OF VALUATION: 30 September 2020

Purchasers are likely to include:

•	Opportunity funds.

•	Listed vehicles.

•	Institutions.

Conclusions

The subject portfolio comprises 100% industrial stock with a significant weighting towards London and the wider south east (66% by no. of assets and 73% by Market Value). This sector has outperformed other sectors over the last 12-18 months end of the core sectors it is industrial that has shown the greatest resilience amidst the COVID-19 backdrop.

The portfolio provides opportunities to add value by active asset management to reduce voids, increase the WAULT and increase rents. Such investments, however, can be highly management intensive and success depends on the efficient management of tenant relationships and the continuing programme of new lettings, lease renewals and rent reviews.

We have not been provided with full visibility of the loon terms but understand that the senior debt facility is to be at a 60% Loan to Value (LTV) ratio.

Overall in consideration of the portfolio fundamentals and proposed LTV ratio, we are of the opinion the subject portfolio provides suitable security for lending purposes at our opinion of Market Value.

31

PART III

MARKET COMMENTARY

MARKET COMMENTARY	32

MARKET COMMENTARY

World Economic Overview (September 2020)

Global growth is projected at –4.9 percent in 2020, 1.9 percentage points below the April 2020 World Economic Outlook (WEO) forecast. The COVID-19 pandemic has had a more negative impact on activity in the first half of 2020 than anticipated, and the recovery is projected to be more gradual than previously forecast. In 2021 global growth is projected at 5.4 percent. Overall, this would leave 2021 GDP some 6 1⁄2 percentage points lower than in the pre-COVID-19 projections of January 2020. The adverse impact on low-income households is particularly acute, imperilling the significant progress made in reducing extreme poverty in the world since the 1990s.1

Economic data available at the time of the April 2020 WEO forecast indicated an unprecedented decline in global activeity due to the COVID-19 pandemic. Data released since then suggest even deeper downturns than previously projected for several economies.

Since March 2020, GDP in the OECD area has fallen by -9.8% in the second quarter of 2020 which is the largest drop recorded for OECD area. For comparison, the fall was -2.3% in 2009 at the height of the financial crisis.

GDP fell most dramatically in the UK which recorded a fall of -20.4%. France which implemented stringent lockdown measures witnessed a decline of -13.8% after a drop of -5.9% in the previous quarter. GDP also fell markedly in Italy (-12.4%), Canada (-12.0%) and Germany (-9.7%). In comparison, the US where lockdown measures were slightly delayed the GDP contracted by -9.5% and in Japan where measures were less stringent the GDP contracted by -7.8%.

The second quarter of 2020 saw a year on year GDP growth for the OECD area of -10.9% in comparison with -0.9% in the previous quarter. Among the Major Seven economies, the US recorded an annual growth of –9.5% whilst the UK had the most marked fall at -21.7%.2

In most recessions consumers dig into their savings or rely on social safety nets and family support to smooth spending, and consumptions is generally less affected than investment. However in the case of COVID-19, consumption and services output have also dropped markedly. The pattern reflects a unique combination of factors such as social distancing, lockdowns, steep income losses and weaker consumer confidence. Firms have also cut back on investment when faced with precipitous demand declines, supply interruptions, and uncertain future earnings prospects. Thus, there is a broad-based aggregate demand shock, compounding near-term supply disruptions due to lockdowns.

This steep decline in activity comes with a catastrophic hit to the global labour maket. Some countries (notably in Europe) have contained the fallout with effective short-term work schemes. Nonetheless, the global decline in work hours in Q2 2020 compared to Q4 2019 was equivalent to the loss of 495 million full-time jobs. Working-hour losses are anticipated to remain high in the third quarter of 2020 at 12.1% which is the equivalent of 345 million jobs. The impact of these losses in working hours is having a susbantial effect on labour income with estimates suggesting a global decline of 10.7% during the first three quarters of 2020.3

[1]	IMF (2020) World Economic Outlook, June 2020: A Crisis Like No Other, An Uncertain Recovery Available:

https://www.imf.org/en/Publications/WEO/Issues/2020/06/24/WEOUpdateJune2020 (Accessed 28th June 2020).

[2]	GDP Growth – Second Quarter of 2020, OECD Avalailable: https://www.oecd.org/sdd/na/gdp-growth-second-quarter-2020-oecd.htm (Accessed 24th September 2020).
[3]

International Labour Organization Monitor: COVID-19 and the world of work. Sixth edition. Updated estimates and analysis. Available: hhttp://www.ilo.org/wcmsp5/groups/public/—dgreports/—dcomm/documents/briefingnote/wcms_755910.pdf (Accessed 24th September 2020)

33

Labour market disruptions have been severe and have continued in the third quarter of 2020 and is likely to persist into the final quarter of the year. Fiscal stimulus has not been evenly distributed worldwide when viewed in conjunction with the scale of labour market disruptions. The estimated fiscal stimiulus gap is approximately $982 billion in low-income and lower-middle-income countries.

More than two-thirds of governments across the world have scaled up their fiscal support since April to mitigate the economic fallout from the pandemic and the stringent lockdowns as growth is revised further down relative to the April 2020 World Economic Outlook. The total value of published global fiscal stimulus packages is around $9.6 trillion, the equivalent of 11% of global GDP in 2019. The proportion of this cost attributed to government expenditure and tax relief, the ‘above-the-line’ measures amounts to $7.08 trillion. These measures have the most immediate impact on economic activity.

Looking forward, the main ways in which fiscal policy can mitigate the consequences of the pandemic include; controlling falls in consumption, preventing business closures, mitigating decreases in investment, increasing economic activity through direct government expenditure.4

Global Forecast

As per the IMF graph below, growth continues to decline from the previous outlook given in April. The global economy, including emerging markets, are both showing a decrease from 2019 to 2020 with economies projected to grow in 2021.

[4]

International Labour Organization Monitor: COVID-19 and the world of work. Sixth edition. Updated estimates and analysis. Available: hhttp://www.ilo.org/wcmsp5/groups/public/—dgreports/—dcomm/documents/briefingnote/wcms_755910.pdf (Accessed 24th September 2020)

34

UK Economic Overview (September 2020)

In line with the overall global economy, UK economic growth is projected to contract in 2020 with 2021 projected to see a return to growth. Real GDP grew by 1.4% in 2019 and is projected to fall by -6.5% in 2020 and growing by 4% in 2021.

Monthly GDP continued to grow by 6.6% in July 2020 following the government’s move to lift more restrictions. This comes following GDP growth of 8.7% and 2.4% in June and May respectively after what was a record fall of 20.0% in April. July GDP is therefore 18.6% higher than its April 2020 low, yet 11.7% below the levels seen in February 2020, before the full impact of the coronavirus pandemic.5

The Consumer Prices Index including owner occupiers’ housing costs (CPIH) 12-month inflation rate was 0.5% in August 2020, down from 1.1% in July 2020. This has largely been accredited to the Eat Out to Help Out Scheme, with reduced F&B prices contributing 0.44% to the change between July and August. The Consumer Prices Index (CPI) 12-month rate was 0.2% in August 2020, down from 1.0% in July.6

The Bank of England cut interest rates in March 2020 to a record low of 0.1%, where it remains as at the end of June 2020. This follows an initial reduction to 0.25% falling from 0.75%.

For the fourth consecutive month, retail sales volumes rose in August, up 0.8% compared with July. More significantly, this demonstrates an increase of 4.0% when compared with February’s pre-pandemic level. The spread of this growth was inconsistent across sub-sectors as non-store retailing volumes were 38.9% above February, while clothing stores were still 15.9% below February’s pre-pandemic levels. Online retail sales were down 2.5% from August to July, however significant online growth during the pandemic means sales were still 46.8% up February’s pre-pandemic levels.7

It is estimated that the number of employees in the UK on payrolls was down around 695,000 from March for August. Meanwhile, the number of people estimated to be temporarily away from work (including furloughed workers) has fallen, despite being more than 5 million in July 2020. Of these, over 2.5 million have been away from work for three months or more. The number of people away from work as a direct result of the pandemic and receiving no pay in July 2020 was approximately 250,000.8

As of 24th September 2020, 10-year UK gilt rates are at 0.213% - a fall of 61.06% on the same period last year.9

[5]	Office for National Statistics GDP monthly estimate, UK: July 2020 Available:

https://www.ons.gov.uk/economy/grossdomesticproductgdp/bulletins/gdpmonthlyestimateuk/july2020 (Accessed 24th Sept 2020

[6]	Office for National Statistics Consumer price inflation, UK: August 2020, UK: July 2020 Available:

https://www.ons.gov.uk/economy/inflationandpriceindices/bulletins/consumerpriceinflation/august2020 (Accessed 24th Sept 2020)

[7]	Office for National Statistics Retail sales, Great Britain: August 2020, Available:

https://www.ons.gov.uk/businessindustryandtrade/retailindustry/bulletins/retailsales/august2020 (Accessed 24th Sept 2020)

[8]	Office for National Statistics, Labour market overview, UK: September 2020, Available:

https://www.ons.gov.uk/employmentandlabourmarket/peopleinwork/employmentandemployeetypes/bulletins/uklabourmarket/septem ber2020 (Accessed 24th Sept 2020)

[9]	Financial Times, Bonds https://markets.ft.com/data/bonds/tearsheet/summary?s=UK10YG (Accessed 24th Sept 2020)

35

Industrial Market Commentary

Occupational Market Commentary

London & South East Industrial Market

London’s established industrial markets are underpinned by their access to the main arterial road routes inside the M25 and the M25 itself. These are the M4, the A40, the A1, the A12, the A13 and the A2, which are all linked together on either side of the Thames by the South Circular, the A205 and the North Circular, the A406.

The levels of demand for Industrial land inside the M25 is hardly surprising, given that, apart from excellent communication links, the area enjoys a broad occupier base, access to a highly skilled labour market, proximity to Central London and a sophisticated consumer market of in excess of 8 million people. These high levels of tenant demand, and the impact that that has on rents, is expected to continue.

When we talk about ‘industrial’ property, it is something of a misnomer across the UK, and London is no exception – the manufacturing sector has been dialled back and industrial property these days is dominated by assembly, storage and distribution functions, with manufacturing taking a back seat.

Rental and capital growth within London industrial markets is being driven by a persistent supply/demand imbalance, whereby much of London’s industrial stock has been converted to higher-value uses, including residential, leading to significant reductions in supply. From 2010 – 2015, we understand that a total of 528 hectares (ha), or 7.1%, of London’s industrial land was released to non-industrial uses, such as housing. This is equivalent to 106ha that has been lost every year. This is around three times greater than the targeted release of land as established in the Greater London Authority’s (GLA) (2012) Supplementary Planning Guidance – Land for Industry and Transport of 37ha per annum. (Source: Segro, Keep London Working).

Sadiq Khan’s Housing Strategy released in May 2018 further underpinned his directive to provide 65,000 new homes in London per year during his tenure will only exacerbate pressure for the conversion of industrial accommodation and further exacerbate the current acute supply issues. Coupled with this, following the Government’s recent decision to expand Heathrow Airport by adding a third runway (in addition to reducing precious land supply) we only foresee increased requirements for industrial space - in the West London market in particular.

As the supply of industrial land in Greater London continues to decline, take up levels are also falling, and as this scenario plays out, the most accessible locations in London are becoming increasingly important in supporting the economy and industrial businesses in London and Wider South East. London’s industrial centres benefit from access to a large workforce, and there is an expanding pool of businesses attempting to locate in strategic inner-London locations.

The depth and quality of market data in the M25 industrial markets depends heavily on the presence of institutional investment grade (prime) industrial properties in those areas. So major markets such as Enfield, Dartford, Croydon, Heathrow and Park Royal, provide more transactional benchmarks that can form the basis of our analysis than other markets which might be ‘thinner’ in terms of evidence. There is also a high presence of owner-occupiers, whose properties form a crucial part of their day to day business activities, and thus these properties are not regularly transacted.

36

Yorkshire and North East Industrial Market

The Yorkshire & North East region of the UK is of significant geographic size, with a multitude of major urban centres between more rural stretches, and the industrial market for multi-let estates reflects this variety.

Newcastle is the dominant commercial centre in the North East and comprises a number of other towns and cities in the Tyne & Wear Region. It is less attractive for distribution occupiers and is dominated by light industrial uses, but there are some distribution occupiers favouring the motorway corridor between Washington and Durham. Within Newcastle itself, Team Valley Trading Estate in Gateshead is regarded as the premier industrial and trade counter location in the area, with a range of modern and second-hand industrial accommodation of varying sizes.

The Teesside area is dominated by Middlesbrough, Stockton and Hartlepool, along the River Tees, and was an industrial powerhouse that has seen a contraction of industrial employment over recent decades. Port operations continue, but the region has diversified to other sectors. Distribution is less of a factor, with the exception of the western end of the A66, where it meets the A1 near Darlington.

Leeds is the dominant commercial centre in Yorkshire, situated at the junctions of the M1, M62 and A1. Historically, the main concentrations of industrial and warehouse stock have been found along the River Aire and the Liverpool-Leeds Canal. This area spans from Kirkstall, in the north-west of the city, to Cross Green and Stourton in the south-east. Much of the industrial stock close to the city centre has been redeveloped or converted to alternative uses, although there are still several industrial estates close to the city centre, which include Kirkstall Road Industrial Estate, Maybrook Industrial Park and South Leeds Business Park in Hunslet. There are many edge of city centre estates as well as ones located around the Outer Ring Road. The focus of recent development in Leeds has been in the Cross Green area of the city, close to Junction 45 of the M1.

Bradford is dominated by nearby Leeds, but industrial occupiers consider Euroway the most desirable industrial accommodation in Bradford, benefiting from good transport links to the wider national motorway network via the M606. Land supply for larger floorplate warehousing is limited in Bradford, particularly to the west along the M62 corridor into the Pennines. More secondary towns in West Yorkshire include Halifax and Huddersfield.

Wakefield, and Normanton in particular, is one of the premier industrial and distribution locations in the North of England, but smaller industrial estates along the M62 and M1 corridors also thrive due to the proximity to Leeds and the roadway connections.

Situated at the eastern end of the M62 motorway corridor on the River Humber is Hull. The city’s industrial property market is more dominated by traditional manufacturing users rather than distribution facilities, which are further inland. Hull has benefitted from investment in off-shore wind power generation, with Siemens now located in Hull to service their North Sea operations. The industrial estates in Hull are located in three principal locations; along the A63 to the west of the city centre (benefitting from roadway links to the M62), along the A63 to the east of the city centre (in close proximity to the port) and at Sutton Fields to the north of the city centre and along the River Hull.

Doncaster is now an established distribution location through proximity to the major road network (M1, M18 and A1) as well as through intermodal railway-connected hubs at Doncaster iPort and Doncaster Europort, but the town continues to enjoy healthy demand from industrial and light industrial occupiers, with a particular focus on the railway industry.

Together with nearby Rotherham, Sheffield dominates as the South Yorkshire industrial centre of employment. Distribution uses are also prevalent here, but the corridor between the two centres, along the River Don, is home to a multitude of estates of varying sizes.

37

In terms of take-up, the Yorkshire and North East industrial property market is dominated by the distribution sector, which has seen more than double all of last year’s take-up in the first half of 2020 alone and almost matching the regions’ record year (2018) within only six months. Take-up was 6.6m sq ft in the logistics occupier market alone in the first half of 2020.

However, once the distribution sector is taken out of the analysis, take-up is less meteoric. Multi-let industrial estates, as a whole, tend to offer smaller units that are occupied by traditional light industrial occupiers and these businesses in Yorkshire and the North East have been affected by the Covid-19 pandemic just as much as everywhere else.

Availability of accommodation within multi-let estates is mixed across the region, however, overall a downward trend on availability for the last 10 years or so is in evidence, which has exerted upwards pressure on rents. This has been a function not only of sustained occupier demand but a slow supply of new stock to the market. In some markets throughout the region the proportion of new stock (aged five years or younger) doesn’t even account for 1% of total stock.

Rents have reflected this downward trend in availability by rising, with prime rents on multi-let estates in locations such as Leeds now in excess of £6.75 per sq ft (and into double figures for the smallest units). In more secondary markets and across older estates the average rent can be significantly lower, but around £5.25 per sq ft should be viewed as the regional average in prime rents across estates with good road transport links and in average to good condition. These rents have been largely stable over the last two to three years, however Covid-19’s effect on occupier business plans and tenant demand is yet to crystallise in any new rental tones. Across the distribution sector demand has been sustained and even risen on the back of increases in eCommerce during lockdown, however the same is unlikely to be the case for the typical occupiers of multi-let estates. That being said, occupational markets are still considered strong, but there are signs of occupier space coming to the market in some of the region’s towns and cities.

In terms of recent investment activity, Seacroft Trade Park, a multi-let estate in the Seacroft area of Leeds, comprising units ranging between 4,315 and 16,649 sq ft in size, let at a rent of £624,610 per annum (£5.44 per sq ft on average) with an unexpired term certain of 3.42 years (to breaks) and subject to two vacancies (but one unit under offer at £6.00 per sq ft) was purchased by Blackstone in June 2020 for a net initial yield of 6.23%. This is considered a secondary estate within the context of Leeds, being situated in the Seacroft area of the city and not having the most favourable transport links.

Other investment activity in multi-let estates in Yorkshire & the North East relates to transactions that date from late 2019 or that are part of larger portfolio transactions.

38

North West Industrial Market

The North West is one of the most successful and dynamic regions in the UK and benefits from excellent proximity to growing markets, a rising population of over 7 million people and continued investment into the region’s infrastructure. Large projects such as Liverpool 2, The Mersey Gateway Project and the proposed new Terminal 1 at Manchester Airport will only drive economic development.

The North West provides a number of established industrial locations with the prime locations being located close to the M6 motorway, namely Warrington, Haydock and Birchwood. These locations also benefit from being located approximately a 4-hour drive from Glasgow and Edinburgh, making it a popular location for operators transporting goods south from Scotland. Warrington and Birchwood have historically always been popular industrial locations due to their strong links to the national and regional motorway networks and with the Mountpark Omega development just off junction 8 of M62, Warrington is now the premier distribution location in the North West. The areas of Birchwood and Haydock historically provided smaller scale industrial accommodation, including many multi-let estates, however the latter has also developed into a strong distribution location with the likes of Amazon and Kellogg’s recently taking large new-build units there. Recent lettings at Haydock reflect £67.28 - £67.82 per sq m (£6.25 - £6.30 per sq ft) and at Omega, £72.66 - £74.81 per sq m (£6.75 - £6.95 per sq ft).

The other dominant industrial location in the region is Trafford Park, situated on the outskirts of Manchester city centre. Trafford Park has by far the largest concentration of manufacturing and warehouse space covering over 1,200 acres and is particularly popular with firms from the manufacturing and engineering sector, with demand mainly concentrated in small to medium sized units across a number of multi-let estates. Whilst not a major distribution location due to urban congestion, a number of logistics warehouses do exist for occupiers including Adidas, Amazon and XPO Logistics. Due to the lack of development within the estate there is a shortage of good quality second-hand and new build accommodation. This has resulted in significant rental growth across all size bands however particularly in units of less than 4,645 sq m (50,000 sq ft); on some good quality secondary estates there has been an increase in headline rents from £56.51 per sq m (£5.25 per sq ft) to £69.97 per sq m (£6.50 per sq ft) within the last 18-24 months, with good quality smaller units often exceeding £75.35 per sq m (£7.00 per sq ft).

Other notable, but considered more secondary, industrial locations in the North West include Heywood, Crewe, Wythenshawe, Runcorn, Knowsley, Walton Summit, Winsford and Middlewich. Rents in these locations vary considerably due to the variety of accommodation offered, both in size and quality. These locations generally provide older specification units interspersed with more modern accommodation.

Following the positive start to the year seen in Q1 2020, take-up for Q2 in the North West fell by 58% to 0.3 million sq ft. Nonetheless, the H1 accumulative total of 0.9 million sq ft is higher than H1 2019. Within these H1 figures is the significant letting of 48,772.5 sq m (525,000 sq ft) to Kellogg’s at Haydock 525, however there were also a number of deals concluded for units below 9,290 sq m (100,000 sq ft). It should also be noted that approximately 30% of the space transacted in H1 2020 was for short-term deals of up to one year. A very positive note however is the amount of floor space under offer, which should lead to healthy take-up levels during the remainder of the year.

Strong occupational take-up across the North West, particularly on multi-let estates, is resulting in reduced levels of availability, increased rental growth and reduced incentive packages for tenants. Available space in the North West totalled 3 million sq ft at the end of Q2 2020, a slight drop of 6% in comparison to the previous quarter. The available space for the region is predominantly made up of an almost even split between second-hand space and new completed developments.

39

Midlands Industrial Market

The Midlands industrial market is one of the largest in the UK, both in terms of employment and volume of stock. The markets strength lies in its central location nationally and the excellent transport infrastructure, which provides unrivalled access to the whole country. This has attracted a broad range of occupiers looking to establish a base in the region.

Demand in the industrial sector in the Midlands has been driven by a wide range of sectors and uses. The main areas of growth have been within the automotive industry, with Jaguar Land Rover expanding its footprint. Whilst Jaguar Land Rover has announced significant job losses over the last year they have continued to invest in new production and logistics accommodation in the region. Manufacturing remains central to the success of the West Midlands particularly, with the sector accounting for 16% of the region’s economy, well above the national average (Make UK).

The West Midlands is the centre of transport innovation in the UK, leading the smart, low carbon movement of people and goods. It will build on the UK Battery Industrialisation Centre to consolidate its role as a battery research, development (R&D) and manufacturing hub. By combining the opportunities of 5G, the Future Mobility Zone, High Speed 2 and the Commonwealth Games, it will also create a more connected region. The UK Battery Industrialisation Centre located in Coventry will be completed later this year. This follows on from JLR’s investment in electrification in the region with electric drive units to be built at its factory in Wolverhampton and a new battery assembly centre at Hams Hall in Birmingham.

The West Midlands has a significant automotive and aerospace presence. Sectors which have been adversely affected by the Covid crisis. Businesses affected included Rolls Royce; Meggit Aerospace, which has a large-scale operation in Coventry; and Jaguar Land Rover.

Occupational demand for industrial units in the Midlands has been very strong recently. Developers have been focussing on the ‘big box’ market and there has been virtually no new development of smaller industrial units. This coupled with strong demand has led to meaningful rental growth over the last couple of years. This in-balance in the market has resulted in a reduction in void periods and a lessening of incentive packages granted to tenants. We would, however, strike a note of caution that, certainly, in the short term cashflows have been impacted by Covid 19. There is increasing evidence of rent holidays and flexible payment plans to help businesses through the crisis.

According to Promis take up of units under 100,000 sq ft in 2019 was 1,470,000 sq ft for the West Midlands a decrease of 24.18% from 2018 and 1,564,000 sq ft for the East Midlands an increase of 1.75% from 2018. All industrial availability in the West Midlands stood at 9,520,000 sq ft as at Q2 2020 an increase of 8.54% from the end of 2019 and the East Midlands stood at 3,310,000 sq ft at Q2 2020 a 17.89% reduction. Agents are currently reporting reducing levels of availability in the last few months in the mid box market, particularly in the more prime locations.

The largest industrial market in the Midlands is that of the greater Birmingham area, which according to Promis had an industrial stock of 70.7 million sq ft as at 2018. This ranks Birmingham as the largest in terms of floorspace of the Industrial PROMIS centres. Being a large industrial centre within the UK, Birmingham benefits from a large amount of industrial and warehousing stock. The geographical location of the city also grants access to a wide range of labour supply, and the city is also served by the M6, M5 and M42 motorways.

According to PROMIS estimated take up in Birmingham increased by 23% in 2019 to 2,157,000 sq ft, being 6.0% above the five year average. Big Sheds (units over 100,000 sq ft) account for 46% of 2019 of all take up. Within the standard industrial market units in the size bracket 50,000 to 100,000 sq ft have seen the most activity over the past five years (to Q1 2020), accounting for 19% of all space.

40

Key deals in 2020 include Network Rail taking two units at Vespa Point in Coventry totalling 53,000 sq ft; Peugeot taking 54,913 sq ft at Bromford Gate in Birmingham and Gymshark taking 56,888 sq ft at Connexion at Blyth Valley Park, Solihull.

Prime rents for mid box units are currently in the region of £8.00 per sq ft for prime locations such as Solihull and Leamington Spa. Incentives, which started to increase at the start of the Covid crisis, have now reduced.

The vacancy rate in Birmingham as at the end of 2019 stood at 4.065m sq ft, compared to the five-year average of 4.992m sq ft. Availability increased in 2019 following several years of decline due to the release of a number of larger schemes (Promis).

According to Promis there is 1,047,000 sq ft under construction in Birmingham, however this is in just one scheme at Jaguar Land Rover’s Logistics Operations Centre in Solihull.

Generally vacancy level on multi-let industrial estates remain low in the Midlands with smaller units subject to minimal void periods and rent incentives. On estates with smaller units rental growth is still evident as landlord’s are able to drive rents up given the limited availability. On these smaller estates the Covid crisis has created some cash flow issues for smaller businesses but generally landlords have been understanding and agreed to flexible rental payments or rent free periods in return for regeared leases.

South West Industrial Market

Significant industrial accommodation in Bristol is broadly concentrated across the two separate areas of Avonmouth and Filton. Avonmouth is situated north west of the city centre, bounded by the River Severn and the M49. Filton is located immediately north of Bristol, benefitting from efficient access to the M32, M4 and M5 motorways via the A38. It should be noted that, whilst both areas contain a wide scope of substantial industrial space, the bulk of development in recent years has been focused in Avonmouth. There are also a handful of additional industrial locations dispersed across the wider market area, however, these developments invariably involve smaller concentrations of space, and as such, tend to attract local occupiers.

The overall number of transactions fell from 173 in 2018 to 154 in 2019 with approximately 65% of disposals involving property below 10,000 sq ft. Take-up was again constrained due to limited immediately available space in the city’s core industrial and logistics locations.

Across the South West, there was a total of 278,614 sq ft transactions across 27 deals in the second quarter of 2020, which mainly consisted of deals in the smaller size range, with only a handful of deals over 30,000 sq ft. This is down on the statistics for Q2 2019, but this is probably as expected given travel restrictions etc imposed upon the market due to COVID-19.

This puts takes total take-up for H2 2020 at 621,354 sq ft and 7.53 acres of land sold or let across 63 transactions.

Just to give a comparison, take-up for H1 2019 equated to 660,553 sq ft across 68 transactions, and is therefore only slightly behind last year, despite the lockdown restrictions that the market has faced over the last few months. Hopefully, there will be a more fruitful second half of the year as companies start to regain confidence to commit to leases / acquisitions.

41

As with other large industrial markets, Bristol attracts a wide range of rents across a broad spectrum of ages and qualities of unit. The prime rental level increased over 2019 to stand at £8.50 psf. The most notable deal completed at this rental value was agreed in Q3 2019, when Huboo Technologies agreed to take 34,000 sq ft at a new unit at Vertex Park, Emersons Green, Bristol. Whilst several deals were agreed above this prime rent, such as a 13,500 sq ft deal at the More+ scheme, the majority of these were on particularly small units, trade counter style space with a retail component, or units with a substantial office element, and as such were not considered representative of a typical standard industrial unit.

*	IAS Western Branch Take-Up Statistics

Industrial Investment Market Commentary

Market Snapshot

In 2020, the industrial market has proven itself to be a highly resilient sector as it continues to perform positively in the current uncertain climate.

Following a strong 2018 which demonstrated continued yield compression, growth stabilised in 2019 with yields holding position throughout the year across all industrial categories. While this trend looked set to continue into 2020, there was significant turbulence across all sectors as a result of COVID-19. While all other sectors have struggled however, the industrial sector has maintained strong rent collection figures and occupational interest throughout the year and a notable increase in investment activity has been seen from June onwards which has actually strengthened prime yields.

For roughly six weeks in Q2, the investment market adopted a wait and see approach. As lockdown measures eased however, investors quickly shifted their focus towards the sector, with H1 volumes ending down just 7.2% on H1 2019. Fierce competition emerged for all launchings, with funds looking to increase their exposure to the sector.

As at September 2020, it has been a busy month for both the occupational and investment market and this is expected to be the trend for the rest of the year. September saw the launch of big portfolios from established logistics investors looking to cash-in on private equity and sovereign funds interest, with the intent to redeploy the capital within the same sector. CBRE’s preliminary stats show that in September, 6.6m sq ft of industrial stock has come to the market, across 14 opportunities with a total value £398 million (excluding Mountpark portfolio which is circa £500m). We have seen over 7m sq ft transact in September across 22 deals with a total value of circa £655m. Pricing continues to be very competitive which is causing downward pressure on yields and we are likely to continue to see a shift throughout the year. Developers also pushed for second phases on their logistics parks in September, selling the first BTS units in order to fund the second wave containing speculative schemes.

Activity continues to be led by off-market transactions but in terms of what has come to the market, this has been dominated by multi-let sales with six new sales launching in August.

It is of note however that, while the virus outbreak has accelerated the move towards online retailing which has benefited most of the sector, it has also accelerated the polarisation of investor demand towards the prime end of the market. This is a result of occupier demand for secondary units primarily coming from local, weaker covenants who are more at risk of default in the current climate.

42

Multi-Let Transaction Volumes
	Q2 20	Q3 20	% Change
Q2 20 v Q3 20	£318.85M	£325.58M	+2%

	Q3 19	Q3 20	% Change
Q3 19 v Q3 20	£178.03M	£325.79M	+83%

	YTD 19	YTD 20	% Change
YTD 19 v YTD 20	£696.9M	£893.7M	+28%

43

Some General Industrial Market Themes

We have witnessed significantly increased investment demand for multi-let industrial estates in recent years. A growing number of investors who have never historically invested in this area, have been suddenly drawn to the sector.

As an asset class, multi-let industrial tends to produce consistent income yields in comparison to other property sectors. The income is typically highly diversified as a result of multiple units and a granular occupier base. These characteristics are maintained and enhanced further through proactive asset management. This income diversity has also increased as a result of the continued broadening of the occupier base over recent years.

The occupational side continues to have a very favourable long-term supply/demand imbalance and is the lowest cost space in the commercial real estate market. The sector benefits from a very wide tenant mix of modern industrial users ranging from online retailing, urban logistics, and high value design and specialist manufacturing/engineering. Other fundamental factors which are attracting investors to the multi-let and ‘last mile’ logistics market are highlighted below:

•	Risk Curve

By their ‘multi-let’ nature, industrial estates provide a diversified income stream, with little concentration on single covenant risk. Therefore, purchasing an estate is seen to be much lower down on the risk curve than purchasing a larger distribution unit let to one single occupier.

•	The Changing Face of Retail

Online retail sales within the UK accounted for 15.1% of all retail spending during 2016 and are estimated to grow to 24% over the next 5-7 years, we have already witnessed this touching 18% in 2019. To put this in perspective, penetration in the US is circa 14% (2018) and Germany is estimated to be 8.8% this year (Germany ecommerce 2019). It is estimated that in order to keep up with the forecast for growing demand 18 million sq ft of logistics space needs to be built annually. Investors are therefore targeting large conurbations and their satellite towns in anticipation of this forecast growth, most notably in London. As a result, demand for such locations from the industrial market will only increase.

•	Low Obsolescence Costs

Refurbishment costs typically cost between £1 and £10 per square foot for small estates, which is nominal compared with other use classes such as offices and retail.

•	Low Estate Costs

Service charge and estate management costs are low compared with say offices, these can typically range between £0.50 per sq ft up to £3.00 per sq ft depending on location etc.

•	Restricted Land Supply

For instance, large higher value development projects are taking up industrial land across the South East. Given Sadiq Khan’s directive to provide 90,000 new homes in London, industrial land has and continues to be rapidly eroded to higher value uses. The GLA have deemed it acceptable that 36 hectares per annum of industrial use land can be developed for alternative uses however; the current rate of erosion is 120 hectares per annum. This is not a phenomenon restricted to the South East but is occurring in all of the major conurbations across the UK.

•	Rental Growth in Secondary Stock

Forced out by alternative use development, occupiers are relocating to a limited number of established locations where supply is short and competition for units intense. As a consequence of this landlord friendly dynamic, investors are seeing secondary stock in these locations as reversionary.

44

•	Multiple Exit Strategies

Very high land values (influenced in part by occupational demand and part by the Government’s desire to resolve the ‘housing crisis’ using brownfield sites) are enabling investors to underwrite based on rental income and land value alone. This enables them to consider conversions to alternative higher value uses, while retaining the viable alternative of the current industrial use.

Last Mile Logistics

The ‘urban logistics’ phenomena is driven by the demand from households to have parcels delivered to their door in the quickest possible time. This has resulted in logistics operators changing their delivery mindset, rather than servicing this demand from one large regional distribution shed, they now have additional smaller hubs closer to the end consumer, which are serviced from the large regional shed. This is becoming commonly known as ‘last mile logistics’.

The most expensive part of the supply chain is the transport costs, which has helped to assist these distributors to opt for closer-in warehouses where rent is a small proportion of the transport cost it replaces. This has driven up occupational demand on industrial estates close or in the centre of towns and cities to be able to service this end consumer. This surge in take up has gone hand in hand with rental values. In addition to this strong demand from logistics operators there are more traditional occupiers such as manufacturers who are also expanding, similarly driving rental growth performance for industrial estate owners.

The internet has helped to facilitate smaller companies establishing themselves, which in turn has been driving occupational demand. In a lot of cases these independent companies can acquire space in an industrial estate off a low base rent, particularly compared to other asset classes such as offices. These independent operators are not as focused on the rent per sq ft, which an investor or more savvy national firm may be, but the simple mantra of ‘can my business afford the weekly rent ’. This has further helped landlords to drive forward the rental tone of their estates by establishing provable ERV’s and then capturing this at the next lease event (rent review or lease expiry) of tenants on the estate or seeking to acquire space in the estate.

It is definitely evident that Brexit and the UK General Election has had an impact on the market, with transaction volumes at one point in 2019 predicted to be circa 25% down overall on 2018. Currently the industrial market is being driven by distribution sheds, whereas 2018 was characterised by the lack of distribution transactions but buoyed by the industrial estate and portfolio market. Overall, CBRE estimates that industrial volumes are currently trading at 16% down on the 5-year average.

The depth of the market is thinner than it was earlier in the year but it is evident pricing is still being achieved as there is still a lack of stock helping to hold up values. There are a number of investors who are seeking to sell their retail stock due to the turmoil being seen in that market, with value drops, consumers moving away from the high street, rental value decreases, large vacancies and CVA’s to name but a few issues. This has resulted in investors focusing on the retail areas of their portfolios and ‘holding’ the more resilient and best performing asset classes within their portfolios, which category industrial estates would fall into. Consideration should be given to the need for replenishing sold stock, if an industrial estate is sold then most funds need to recycle that capital and to do this with a significant lack of availability in the investment market is hard, so investors are again opting not to sell.

Active purchasers in addition to Blackstone & M7 include similar types of investors, such as Starwood Capital, Warehouse REIT, Westbrook Partners and institutional investors (DTZ IM, M&G, Columbia Threadneedle, Royal London etc).

45

Investment Yields

UK property investment yields for industrial properties have either improved or remained stable across most subsectors over the last year.

For context, CBRE’s opinion on prime industrial yields is tabled below. Broadly, industrial sector yields have stabilised as rental value increase overtakes as a driver for growth. Investor demand has been particularly strong for London and South-East assets.

	Sept 19(%)	Dec 19(%)	Mar 20(%)	June 20(%)	Sep 20(%)	Trend
INDUSTRIAL
Prime Distribution	4.50	4.50	4.50	4.50	4.25	Stronger
Prime Estate (GL exHTW)	4.00	4.00	4.00	4.00	4.00	Stronger
Prime Estate (Ex GreaterLondon)	4.50	4.50	4.50	4.50	4.25	Stronger
Good Secondary	5.50	5.50	5.50	5.65	5.50	Stable
Secondary Estate	6.50	6.50	6.50	6.75	6.75	Weaker

Note - Prime yields refer to the equivalent yield for a prime (well specified, well located and rack rented) property let to financially strong tenants, but not Govt, on a lease with 15 years unexpired and open market rent reviews.

Investment Transactions

There have been a number of recent portfolios of industrial estates on the market.

Saint Portfolio

•	2 multi let and 3 single let industrial estates across Northampton with a mixture of 4 freeholds and 1 long leasehold

•	130,619 sq ft

•	Locations are Brackmills, Moulton Park, North Portway Close and Pondwood Close

•	Let to 11 tenants with 0% vacancy across the portfolio

•	WAULT: 4.75 years

•	Current rent: £789,368 pa (£6.04 psf pa)

•	Vendor: Cording Capital

•	Status: Sold to Chancery Gate at £10,400,000 (£80 psf) 7.11% NIY (July 2020)

Glencoe Portfolio

•	Four multi-let industrial estates and one solus retail warehouse asset held freehold

•	175,757 sq ft

•	20 units with 0% vacancy

•	WAULT: 14.6 years WAUTC: 9.7 years

•	Current rent: £2,504,400 pa (£14 psf)

•	Vendor: Travis Perkins

•	Quoting Price: £44,700,000 (£254 psf) 5.25% NIY

•	Status: Under offer, pricing confidential but anticipated to be at quoting (September 2020)

Platform Portfolio

•	22 assets and 2 parcels of land measuring c.31 acres, all held freehold

46

•	46% located within the ‘Golden Triangle’

•	4,256,037 sq ft

•	Current rent: £24,992,350 pa (£5.87 psf)

•	73% income to 5A1/5A2 covenants

•	WAULT 5.94 years, 5.17 years to breaks

•	Date to market: July 2020

•	Vendor: Prologis

•	Quoting price: £435,000,000 (£102 psf) 5.38% NIY

•	Status: Under Offer confidentially (October 2020)

Lunar Portfolio

•	7 Freeholds and 1 Leasehold at a peppercorn

•	497,715 sq ft

•	Reversionary portfolio of 8 multi-let industrial estates across the UK

•	WAULT: 4.60 years WAUTC: 2.90 years

•	Let to 78 tenants across 96 units with a vacancy rate of 4.5%

•	Current rent: £2,866,433 pa (£5.75 psf)

•	Date to market: September 2020

•	Vendor: IPIF

•	Quoting Price: £40,000,000 (£80 psf) 6.70% NIY

•	Status: Available (October 2020)

The Turbine Portfolio

•	Consists of Cathedral Industrial Estate, Guildford (95,000 sq ft); Northumberland Court, Chelmsford (63,000 sq ft); and Cowley Business Park, Oxford (37,000 sq ft)

•	193,416 sq ft in total

•	WAULT: 3.7 years.

•	Vendor: CBRE Gi

•	Quoting £33,900,000 (4.91% NIY)

•	Savills Investment Management purchased in January 2020 for £38,350,000 which reflects a net initial yield of 4.35% and a capital value of £198 per sq ft

The Libra portfolio

•	Five multi-let industrial estates across the south east, south west and north east.

•	The specific locations are Banbury, Stevenage, Redhill, Bristol and Doncaster.

•	Fully let

•	WAULT: 3 years.

•	Vendor: DTZ Investment Management

•	Quoting price of £42,130,000, reflecting £135 per sq ft and 5.18% net initial yield.

•	Doncaster was sold to an individual investor, so dropped out of the portfolio.

•	Remaining four industrial estates sold in October 2019 ahead of quoting to M&G.

•

The portfolio was more attractive without the Doncaster asset, partly because it had a vacant unit (previously occupied by Carpetright) within it, which was the only vacancy across the portfolio, and also to provide a more south east bias.

•	The portfolio sold for circa £36,000,000 reflecting £139 per sq ft and 4.80% net initial yield.

Meridian Portfolio

•	Five freeholds and one long leasehold.

•	173,019 sq ft

•	6 multi-let estates with a total of 64 units, located to the North and East of Central London

•	Let to 48 tenants with 10 vacant

47

•	WAUTC: 4.13 years, WAULT: 5.41 years

•	Current rent: £2,043,055 pa (£11.81 psf pa)

•	Date to market: May 2019

•	Vendor: Newable Property

•	Quoting Price: £40,000,000 (£231 psf) 4.78% NIY

•	Status: Sold to M7 at £44,500,000 (£257psf) 4.30% NIY (September 2019)

Spear Portfolio

•	27 Freeholds, 2 long leasehold

•	622,835 sq ft

•	29 multi-let industrial assets, located across the UK

•	14% Vacancy

•	WAUTC: 2.25 years, WAULT: 2.8 years

•	Current rent: £1,988,959 pa (£3.68 psf pa)

•	Date to market: February 2019

•	Vendor: M7 Real Estate

•	Quoting Price: £22,000,000 (£35 psf) 8.47% NIY

•	Status: Under offer, details to be confirmed (November 2019)

Project Spear

•	This portfolio consists of 10 industrial estates spread evenly across the UK. The estates are all on the edge or close to towns or cities.

•	The total floor area extends to 159,698 sq m (1,718,985 sq ft).

•	Seven of the properties are held with Freehold title.

•

The portfolio is widespread across the United Kingdom with four estates within the wider South East, one in the West Midlands, two in the North East, one in the North East, one in North-central and one in Scotland.

•	Vacancy accounts for 4.7%

•	In total there are 128 tenants across the portfolio producing a total gross income of £10,621,327 per annum.

•	The weighted average term certain is 3.85 years and the weighted average lease to expiry is 5.62 years.

•	Sold by Barings Real Estate to Starwood Capital (December 2019).

•	Purchase price c. £200,000,000. NIY 4.97%. (£116.35 per sq ft).

Quail Portfolio

•	6 single let industrial properties and one multi-let

•	GIA 482,013 sq ft

•	WAULT 3.4 years

•	Fully let

•	Vendor Paloma Capital

•	Purchaser Urban Logistics

•	Price £31.9M, NIY 6.87%/ RY 7.07%

•	Date : April 2020

48

PART IV

BIG BOX MARKET COMMENTARY

2020 Q2

BIG BOX MARKET COMMENTARY	49

OCCUPATIONAL MARKET COMMENTARY

Overview of the Logistics Market

Background

The modern distribution unit has changed considerably over the last 20 years with the logistics and distribution sector becoming a vital part of the UK economy. Over the past decade in particular the sector has evolved to become more specialised with distribution units being bespoke to occupier needs and hence moving away from a previously close association with traditional industrial/manufacturing buildings.

As the needs of the occupier have evolved, so have the characteristics of a distribution unit. Listed below are the features that are typically associated with a high quality, modern unit. Not all distribution units will incorporate every feature listed below but the majority will benefit from a large proportion:

•	In excess of 9,290 sq m (100,000 sq ft). The largest units are in excess of 1m sq ft.

•	Eaves height in excess of 12 metres (39 ft).

•	Secure, level site.

•	Building to site coverage of 40% to 50%.

•	Minimum yard depth of 40 metres with 360O circulation around the building.

•	Separate in and out access points for HGVs, typically via a Gatehouse. Access to car parking by a separate entrance.

•	Warehouse floor loading a minimum of 50kN/M2.

•	Office content of 3% to 7.5%. The larger units will have a lower ratio.

•	1 dock or level access door per 10,000 sq ft. Many modern buildings are cross-docked.

•	Good car parking provisions for employees and visitors. One space per 1,000 sq ft.

•	HGV spaces of typically one space per 3,000 sq ft. This is entirely dependent on the tenant’s individual needs.

•	Sprinkler system.

•	The larger units will have a Vehicle Maintenance Unit (VMU), Fork Lift Battery Charging Stations and on-site refuelling.

•	Excellent communication links with one or a combination of road, ports, rail and air.

50

Key UK Locations

The modern UK Logistics network has developed around two principal modes of transport: ports and roads. A significant quantity of freight is transported by rail but in comparison to road transport, volumes remain low. With many of the country’s major container ports located on the North Sea coast, important east/west trunk roads allow goods to be transported to the centre of the country, where the UK motorway network is most heavily concentrated. This is also traditionally the optimum location for servicing the majority of the UK population.

Due to these factors, the Midlands has the greatest concentration of logistics operations, although the traditional dominance of the ‘hub and spoke’ model is being challenged by port-centric solutions and the demand for ‘gateway’ or ‘last mile’ distribution centres close to large conurbations. In addition, legislation such as the European Working Time Directive has limited driver hours, meaning warehouses need to be more evenly spread around the country. This has been to the benefit of locations in Scotland. However, changes to legislation as Great Britain negotiates an exit from the European Union have the potential to challenge this dynamic.

Key logistics clusters around the UK include:

•

South East: close proximity to London and its associated ports, together with a high concentration of road and rail services. Logistics use clusters around the M25 Motorway, in particular around Dartford, Dagenham, Enfield and Heathrow.

•

The Midlands benefits from an optimum location and is also the focal point for a number of nationally important motorways and trunk roads. The region also includes a number of important parks including Daventry International Rail Freight Interchange (DIRFT) and Magna Park. It is estimated that over 90% of the UK’s population live within a four-hour drive from the

51

so-called ‘Golden Triangle’ in the Midlands. The Golden Triangle (shown on the map above) is the prime distribution and logistics location in the UK. It is the area that historically was the most sought after by occupational tenants. Operators that have national exposure will inevitably have a strong representation in the Golden Triangle.

•

In Yorkshire there is an important cluster in South and West Yorkshire in the area between Leeds, Sheffield and Doncaster. Also links through to the ports around the Humber estuary, including Grimsby, Immingham and Hull.

•

The North West provides a larger and growing cluster around Greater Manchester and Merseyside in locations such as Widnes, Runcorn and Chorley. The M6 and M62 provide connections to other parts of the country, and there are important maritime links with the Port of Liverpool, which itself has ambitious expansion plans. Increasingly, the North West is being preferred by occupiers seeking a single northern hub.

This traditional geography of logistics in the UK has developed around the motorway network, by which the vast majority of goods are transported across the country. Increasingly, multi-modal options are being considered, specifically locations with rail freight capabilities. Economies of scale are crucial in this respect, and as a result occupiers of Big Box units are the principal users of rail. Greater use of rail can assist in cost savings for businesses, particularly when transporting over long distances, as one freight service can be the equivalent to 60 HGVs.

In terms of the locations of the larger distribution units of over 500,000 sq ft, they exhibit a classic UK pattern sometimes referred to as the ‘reverse Z’. In the south of England, the predominant axis is along the Thames Valley and M4 corridor with clusters to the east of London on either side of the Dartford crossing, and additional hubs in Reading, Swindon and on either side of the Severn Estuary (Avonmouth and Magor). In northern England there is a strong axis along the M62 and M18 corridors, with clusters around Liverpool, Warrington, Sheffield and Doncaster. Finally, there is the north west/south east axis through the Midlands following the M1 and M6, with the greatest concentration within the Golden Triangle around the M6/M1/M42. Additionally, deals of this size do take place in Scotland, primarily along the M8 between Glasgow and Edinburgh; however, since 2006 only two deals have taken place of over 500,000 sq ft, including a unit in excess of 92,900 sq m (1m sq ft) for Amazon in Dunfermline.

Take Up

Demand was strong in 2019 with full year take-up of 25.38m sq ft, above the 10-year average. Despite wider uncertainties, more and more consumers are electing to shop online or operate click and collect models and this will prove attractive to retailers and occupiers reliant on road haulage. Demand has now been particularly strong for a number of years, and only suffered a short period of sub-trend demand during the depths of the recession in 2009. Over the past 14 years annual average take-up has totalled approximately 21.5 million sq ft for units in excess of 100,000 sq ft.

Q2 2020 occupational stats are very positive, given the overarching uncertainty following the Covid-19 pandemic. Occupationally the UK logistics market has recorded the highest quarterly take-up figures on record for Q2 2020, achieving total take-up of 12.78m sq ft compared to 7.83m sq ft in Q2 2019. A total of 36 deals completed during Q2 2020, a 33% increase compared to Q2 2019 which saw 27 deals close. The average unit size was larger at 355,133 sq ft, compared to 278,658 sq ft in Q2 2019.

The H1 total take-up for the first half of 2020 stands at 19.04m sq ft. This is 44.1% higher than H1 2019 and 4.8% higher than the previous record in H1 2018.

52

We have seen a direct reaction to Covid-19 from occupiers with many currently seeking short term space and reassessing their supply chains as a result of an increase in online consumer demand and the acceleration of the trend which is predicted to continue. As a result, there has been much speculation about this increase in short term requirements forming the lion share of recent take up.

In Q2, deals for 12-month lease terms or less accounted for 22.2% by number of deals and 15.5% by floor space. This is not an insignificant amount but demonstrates that the majority of the strong take up numbers have been generated from institutional terms.

The positive occupaitonal trend is likely to continue as online sales in the UK keep growing: according to the Office of National Statistics. Internet sales as a blended percentage of total retail sales in 2019 stood at 19.2%. This compares to 18.0% for 2018, 16.3% in 2017 and 14.7% in 2016.

So far in 2020, Online Retail has taken 40% of all space, followed by Third Party Logistics (3PLs) with 17%. By comparison, the most active sector in 2019 was 3PLs with 22.7% of overall take-up, slightly ahead of the online retailers. With the UK’s shoppers seemingly embracing online platforms as part of their everyday lives in ever greater numbers it can be expected that the resultant demand for warehouse space will markedly increase. Food retailers increased their share of take up from 6% to 11% while the Motor Industry saw take up fall significatnyl from 13% to 1%.

One of the major trends of the market during 2016-2018 was the increasing size of warehouses. This was not the case in 2019, with the average deal size falling to 279,830 sq ft from 311,608 sq ft the previous year. XXL warehouses (those over 500,000 sq ft) represented 36.5% of the floorspace taken, however, in number of deals, units between 100,000 and 300,000 sq ft still counted for 72% of the total transactions. In 2020 the trend appears to be continuing with the average building size rising to 387,965 sq ft.

53

Regionally, take-up in in H1 2020 saw a superb performance from Yorkshire and the North-East; accounting for 34.9% against 11.6% for the whole of 2019. The East Midlands continue to account for a high share at 33.9%, although this is slightly less that from 2019. The South East has also performed a little less strongly so far this year with a 23.4% share, below their historical average. The share of take-up in the West Midlands is significantly down at 1.4% - by comparison in 2019 this figure was 17.1%. The South West and Scotland continue to see low shares of activity.

One key feature of demand in the past few years has been the emergence of new locations, traditionally seen as more secondary. These locations have come to the fore due to the limited supply in many traditional prime areas and labour shortages. For example, in the South East, the lack of supply to the west of London has led to occupiers considering alternative locations elsewhere around the M25.

54

In Yorkshire, there has been a shift on the main centre of gravity, from a traditional focus on the M62 corridor and locations close to Wakefield, to the new space being developed closer to Doncaster at iPort. In both cases, the shifts are down to the uneven distribution of available warehousing across each regional market.

This is arguably a feature of an undersupplied market, rather than a wholesale geographic shift in occupier choice. However, it is likely that there will be more shifts of this kind going forward in other regions, as new sites take time to be brought forward and labour supply in key locations is absorbed as occupiers acquire new space.

In terms of occupiers’ preferences, H1 2020 has continued the trend towards new build space, with 15.92m sq ft, 82.7% of total take-up, comprising of new build units. Of this 15.92m sq ft of new build space, 79.3% was D&B, reflecting the increasingly complex nature of occupier requirements, and 20.7% of this was take-up of speculative units. The remaining 3.74m sq ft of take-up, 20.2% of total take-up, was second hand space. 2018 saw this figure rise to a record 84%, which compares to a previous peak of 79% in 2014, which also coincides with the lowest amount of ready to occupy stock. Stock levels increased as the market delivered speculative space in the majority of core regions following a development freeze in the downturn.

At the end of 2019, new ready to occupy stock totalled 11.48m sq ft, the highest level since 2010 (13.99m sq ft). This is due to the large amount of speculative space that has started being delivered to the market as a result of development in recent years. Nevertheless, requirements for XXL

55

warehouses, particularly those of over 500,000 sq ft are almost exclusively being secured through pre-let development, although Logicor secured a tenant on their refurbished Sheffield 615 unit and Gazeley on their spec-built Altitude unit in Magna Park.

A clear trend during 2018 and 2019 has been the growing size of requirements. This trend has encouraged developers to start building speculative XXL schemes again. In 2019 500,000 sq ft + speculative developments were started by Panattoni in Castle Donnington, by IM Properties in Hinkley, by Bericote in St Helens and by Prologis at DIRFT. Developers are also exploring different building designs to solve restrictive industrial land availability issues in the UK’s urban areas.

The retailers and contract led third party logistics providers (3PLs) are increasingly occupying larger units in excess of 350,000 sq ft. A 3PL is an occupier such as DHL, Norbert Dentressangle, Geopost and Kuehne & Nagel who provide services to the main retailers, entering directly in to contracts with them and delivering products directly to the customer. The contracts are typically five or ten years in length, and this will dictate the length of lease that a 3PL will take on a distribution unit. This is an attractive option to retailers who do not have the scale or expertise to operate a logistics service in -house.

In 2020 the % of take up dominated by larger units has increased significantly with 11 deals already completed by the half year mark, bringing the average deal size up to 422,834 sq ft.

The ‘Big Box’ market (500,000 sq ft +) forms an important and increasingly large proportion of the overall logistics market. CBRE Limited’s Research Department have undertaken some high-level modelling of logistics take-up based on future projections in UK GDP and manufacturing output. This shows that demand within the sector has the potential to grow as we see further strength emerge from the retailers, 3PLs and the manufacturing sector (car industry). CBRE’s forecast suggests that this growth is likely to be across a range of building sizes.

With the increased demand for large logistics units, we have also seen an upturn in the amount of space acquired through D&B solutions. The market for D&B has formed an increasing proportion of take-up of new warehouse space, with in excess of 60% of new space in units of 9,290 sq m

56

(100,000 sq ft) and above acquired in this manner every year since 2012. This figure currently stands at 66%, after a peak in 2018 of 84% and has trended in line with new, speculative stock being brought to market. Since 2008, existing second-hand buildings have gradually been acquired by occupiers to the extent that key regions had almost zero supply remaining. This has been rectified somewhat by resurgence in speculative development in the 100,000 sq ft to 300,000 sq ft.

For the larger units over 500,000 sq ft occupiers were almost totally reliant on acquiring space through Design & Build, although more recently several speculative schemes have come to market.

Supply

Supply levels for logistics property peaked in 2009 following a spate of speculative development in the run up to the economic downturn. 2014 saw the re-emergence of speculative development across the country. The volume of speculative space now being delivered, is such that supply levels have begun to rise, from the cyclical low in 2014. However, developers have focused their efforts on the very best distribution locations across the UK. As a result, we are seeing newly delivered stock being quickly snapped up by occupiers, with very little stock being available for more than six months.

Big Box logistic availability at the end of Q2 2020 was 26.3m sq ft, compared to 30m sq ft at the end of Q2 2019.

Currently the level of supply is 4.4%, lower than at the end of 2018 with 27.1m sq ft of logistics Grade A space available, although this is still above the 10-year average. Of that total, the majority of space is second-hand with the rest comprising of completed speculative units or early marketed units (with physical completion within the next 12 months). Nonetheless, demand remains healthy with only the poorest located buildings remaining vacant for a meaningful period of time

The planning process for development of logistics units can be lengthy, particularly for units in excess of 500,000 sq ft. Developments on this scale have associated issues such as HGV movements, meaning that the ability to win full planning permission for new schemes can take considerable time, particularly if the plans are sent for judicial review. As such, there are significant planning constraints on the development of new facilities of this size, contributing to the scarcity of product across the UK. We expect this to put a positive pressure on rental growth. The ability to obtain planning consent for mid-sized, of between 200,000 sq ft to 300,000 sq ft is a more simplified process but nonetheless does take time. As such, with the currently strong levels of occupational demand there is an imbalance with supply levels constrained.

57

To meet the low levels of available supply currently available, construction levels are increasing. Looking forward, 25.3m sq ft is now under construction, 3.70m sq ft of which is speculative developments and 21.6m sq ft is design and build units. This compares to 17.5m sq ft at this point in 2019 anf 21.2m sq ft in 2018.

58

The Rise of E-Commerce

Over the past decade there has been a rapid shift in consumer retailing trends with e-commerce, or ‘e-tail’ becoming very prominent in the UK and having a huge impact upon the direction of the retail sector. This changing face of retail has had a substantial impact upon the distribution sector. Whereas retailers formerly required warehouse space to store and deliver stock to their shops, there is an increasingly growing requirement for large distribution warehouses to be capable of delivering products to consumers throughout the UK. The ability for consumers to place orders directly from their smartphones or other internet connected devices requires the retailers to react quickly and efficiently.

E-commerce is here to stay with the retailers reacting to consumer demand by incurring considerable capital outlay in expanding and perfecting their online platforms. The consumer driven, seismic shift in the retail sector focus indicates that the positive effect on the logistics sector is not merely short term but looks set to continue into the long term.

The continued shift from the high street towards e-commerce is creating a growing demand for distribution space within the UK. Internet sales as a blended percentage of total retail sales in 2019 stood at 19.2%, according to the ONS, and this compares to 18.0% for 2018, 16.3% in 2017 and 14.7% in 2016 and forecasts are predicting this figure to rise to around 22% by 2020. This staggering increase to almost a quarter of all retail sales conducted over the internet illustrates that there is an optimistic future for the logistics sector, with demand due to outweigh supply in both the investment and occupational markets.

The graph above shows the UK has the largest proportion of retail sales conducted online in Europe and is expected to continue this into 2022.

59

In order to compete and gain the upper hand in the e-commerce market, where location of the nearest store is no longer a factor, retailers are seeking to deliver the product to the consumer’s doorstep in the shortest time possible. This is leading to the retailers increasingly investing in high-tech picking technology, which is often bespoke and can cost multiple times the original build cost of the distribution unit itself. This technology allows retailers to stock and deliver products more effectively and efficiently. However, there is another positive side-effect for investors arising from occupiers investing in the picking technology: with retailers willing to make such an investment, the prospects that they will seek to enter into a long-term lease to protect the significant capital outlay is strong.

The logistics industry is also alert to potential disruptors that could change consumer and suppliers’ behaviour, some of them with predicted fast adoption paths.

Rental Levels

In 2018 there was significant rental growth in logistics sector, with some areas such as the South East and London area where there is scarcity of supply and high levels of competition for sites from other land uses pushing up rental levels significantly. In 2019 and into 2020, rents remained strong but stable with rental growth slowing down.

The above shows that there has been strong rental growth across the UK and most prominently in England. The largest increase from 2015 to 2019 is in the South East and South West at 12.5% and 17.9% respectively. However, rental growth has been prevalent across all English regions.

60

South East

Take-up achieved record levels in the South East with 6.28m sq ft in 2019, exceeding the previous record set in 2018 of 5.97m sq ft.

In 2020 a very strong Q2 followed a quiet Q1, which overall propelled South East take-up for the first six months of 2020 to nearly 4.5m sq ft, slightly above H1 2019. Take-up in H1 is greater than for the whole years of 2011 – 2015 inclusive.

Nine deals were signed in Q2 2020, with online retailers were the most active in the region.

In line with the national trend, build to suit schemes have been the favourable option in the South East for a number of years. In 2020 take-up has been increasingly driven by speculative and build-to-suit, showing a clear occupier preference for new build, while take up of second-hand space down on the year.

In 2019 secondhand space (1.33m sq ft) represented 21% of the take-up whilst the share for speculatively constructed buildings was 37% (2.30m sq ft), more than four times 2018 levels. Speculative take-up increased substantially during 2019 as there had been a recent rise of such schemes being undertaken and more are due for completion during the coming year.

61

Availability levels have been around 6m sq ft for the last three years, some way above the ten-year average. 88% of available space is split evenly between second-hand and newly completed speculative units.

A significant amount of available stock comprises recently completed speculative developments coming onto the market in 2019. Some of the most significant of these schemes include 340,000 sq ft at Panattoni Park in Luton, 220,000 sq ft at Griffen Park in Milton Keynes, Jaynic’s SP206 in Bury St Edmunds, 267,000 sq ft at Baytree’s Unit A in Dunstable, Albion Land’s Unit 1A in Bicester and Panattoni’s Basildon 115.

Rents are stable and prime levels remain at £16.00 per sq ft, which is being achieved in central London. That said, in London rent is of moderate significance to occupiers whose more pressing concerns are related to transport connectivity and the availability of labour. Rents outside of London are at a discount to this figure.

62

South West

Take up continues to be low in the South West, with just one notable deal in the first half of the year. This follows on from significantly reduced activity during 2019, with only two deals completed; a 151,000 sq ft Grade A unit at St Modwen Park, Access 18 to Ocado and a 149,000 sq ft second-hand unit at Groundwell Industrial Estate to Oak Furniture Land.

This decrease in take-up is mainly due to a lack of new units and a lack of online retailers’ activity, which had enlarged the region’s figures in the previous years with their XXL warehouses transactions. The long-term annual average is now positioned at just over 1.4m sq ft.

The South West has, however, seen a number of logistics deals for mid and smaller box sizes of sub 100,000 sq ft so do not meet the size criteria for this big box market summary.

In 2019 and into 2020, there has been a lack of interest for some of the second-hand available warehouses. The market is demanding higher specification accommodation, with large requirements still circulating that cannot be satisfied with the current available stock. Recently completed developments in 2019 aiming to meet the demand for new stock include Canmoor’s “Ignition” 7-unit mid-box scheme with DHL taking an 84,950 sq ft unit and Trebor and Hillwood’s 78,750 sq ft “Trinity Park” now available.

Current supply across the South West and South Wales region for the ‘Big Box’ units currently stands at 1.4m sq ft, which is broadly in line with the combined take-up amount for 2018 and 2019, and the years take-up achieved in 2017. Much of the availability is heavily weighted by four legacy distribution centre buildings in the way of WA248 and WA316 Western Approach, Avonmouth, Bristol (248,127 and 316,128 sq ft respectively); Titan, Great Western Business Park, Yate (255,686 sq ft); and Cribbs Causeway Distribution Centre, Cribbs Causeway, Bristol (423,202 sq ft). These all date from the 1980s, 1990s and early 2000s, and it may be argued that many of these legacy buildings do not meet with some modern occupier requirements, and thus the market for this product is more limited.

63

The supply situation improving during 2020 with further speculative build schemes expected to reach completion. Trebor Developments / Barwood Capital completed on a 154,265 sq ft speculative scheme at Portside Park, Avonmouth, Bristol in May 2020, albeit the largest unit available will be 88,300 sq ft and the units on offer range from 15,000 sq ft upwards. Trebor Developments will then roll on to their Central Approach scheme (Trebor Developments / Hillwood Capital) where 250,000 sq ft will practically complete in Q3 2021, with a single speculative unit being in excess of 100,000 sq ft, in the way of Unit 2 (113,000 sq ft). The other 140,000 sq ft unit is subject to pre-let negotiations.

These two forthcoming schemes reflect the majority of recent speculative development in the Greater Bristol area, and South West region as a whole, being primarily for smaller detached speculative units of 20,000 sq ft to 40,000 sq ft and “mid-box” logistics units of 40,000 to 100,000 sq ft, with comparatively limited speculative development of units above 100,000 sq ft. The exceptions to this rule in Greater Bristol, have been Horizon 38, Filton, North Bristol (115,500 sq ft, now let to Apec Braking), St Modwen Park, Access 18, Avonmouth, Bristol (151,330 sq ft, now let to Ocado), Junction One, Central Park, Avonmouth, Bristol (139,061 sq ft, now let to Bart Ingredients), and Western 105, Western Approach, Avonmouth, Bristol (106,890 sq ft, currently vacant 18 months post-practical completion). Quoting rent on Western 105 are £7.25 per sq ft and £6.95 per sq ft respectively.

Further afield within the region, it is a similar story with limited speculative development of units above 100,000 sq ft forthcoming. Trebor Developments / Hillwood Capital will practically complete on 78,750 sq ft at Trinity Park, Hillmead, Swindon in April 2020, while Revelan will practically complete on 100,000 sq ft at Radway Point 2, Stratton St Margaret, Swindon, both quoting in the region of £7.50 per sq ft. St Modwen have recently commenced construction of 106,200 sq ft at St Modwen Park, Chippenham Gateway, Chippenham which will be available from Q3 2020, and they continue their speculative mid-box roll out at both St Modwen Park, Access 18, Avonmouth (two further units of 26,854 sq ft and 38,452 sq ft proposed to commence in 2020), and St Modwen Park, Quedgeley East, Gloucester (three units of 44,860 sq ft, 56,262 sq ft, and 73,597 sq ft recently practically completed). They also plan to progress the speculative development of two new units at St Modwen Park, Llanwern, Newport, in Q2 2020, comprising 29,550 sq ft and 99,950 sq ft respectively. Quoting rents are in the order of £5.95 per sq ft.

64

Aside from Portside Park and Central Approach, there is currently no additional speculative development of “mid-box” logistics units of 40,000 sq ft to 100,000 sq ft, albeit it is likely that Barberry Developments will roll on to Phase 2 of More+ Central Park, Avonmouth, Bristol once Phase 1 is fully let, with availability of any additional units likely to be in 2021 at the earliest. Prime rents for logistics units of 100,000 sq ft and above in the region have now achieved £7.35 per sq ft which is evidenced by the Bart Ingredients transaction at Junction One, Central Park in July 2020. A new 15-year lease was signed on this 140,000 sq ft speculatively constructed unit; the first significant speculatively constructed unit in the current wave of speculative development across Bristol. The next significant (100,000 sq ft or above) speculatively constructed unit deals in Greater Bristol were the 115,000 sq ft at Horizon 38, North Bristol let to Apec Braking in 2018 at a rent equating to £7.25 per sq ft, the 151,330 sq ft at St Modwen Park, Access 18, Avonmouth, Bristol, which was recently subject to a new 17 year lease to Ocado at a rent equating to £6.50 per sq ft.

Prime rents for “mid-box” logistics units of 40,000 sq ft to 100,000 sq ft are reaching £7.75 per sq ft, with two examples of lettings of even second-hand units of circa 45,000 to 55,000 sq ft reaching £6.95 per sq ft.

65

Midlands

The Midlands finished 2018 setting a new record for take-up on any region of the UK, totaling 13.98m sq ft and 2019 was another outstanding year with take-up of 13.73m sq ft. The new annual long-term average has risen to 8.92M sq ft. Dynamics in the East and in the West have started to follow completely different paths; during 2019 and the East Midlands amply outperformed the West with 9.39m sq ft and 4.35m sq ft respectively and in 2020 this trend has become more pronounced.

In the East Midlands Q2 take-up was 70% higher than the previous quarter at 4m sq ft, the highest quarterly figure seen in the region in over two years, many of the deals were either 3PL or retail sectors.

In the West Midlands, however, there wasn’t a single deal in Q1 and just two in Q2 s with an aggregate floor area of 0.26M sq ft. This is broadly in line with Q2 2019. The region has suffered considerably from the lockdown and social distancing restrictions from COVID-19. The region’s warehousing is heavily focused on manufacturing and the automotive industries where assembly lines were closed for a period of time. It is anticipated that the West Midlands will have an improved second half to the year.

66

In the East Midlands, available space remained stable at nearly 5.8m sq ft in Q2 2020. 52% of the available space comprises newly completed speculative units. Meanwhile in the West Midlands availability has dropped slightly by 8%, though remains above the 10-year average.

Despite a vast majority of the available units being ready to satisfy requirements in the 100,000 to 200,000 sq ft range, the Midlands offers solutions to all sidebands including an ex-Toys “R” Us secondhand unit of 666,044 sq ft at Cross Point Business Park in Coventry. IM Properties, Prologis and Panattoni have started each speculative units over 500,000 sq ft trying to capture the rising XXL demand.

Rents remained strong in the Midlands, with units of around 120,000 sq ft in prime locations quoting £6.80 in the East Midland and £6.75 per sq ft in the West Midlands.

67

North West

The North West has had slow start of the year, following a strong finish in Q4 2019. Nonetheless, the H1 accumulative total of 0.9m sq ft is higher than H1 2019.

Similar to the South West, a number of deals were concluded for units below 100,000 sq ft. A very positive note is the floor space under offer which should lead to healthy take-up levels during the remainder of the year.

Take-up for units which had been previously occupied counted for approximately half of total take-up, with the other half comprising of design and build units. One deal of note was The Hut Group Ltd pre-letting 247,000 sq ft in the logistics hub at Manchester Airport which is due to be completed in H2 2020. Despite the increase in available completed speculative units, occupiers have not taken speculatively built space during 2019.

Supply has fallen since 2018 and 2019 from 4m sq ft to 3m sq ft. Speculative developments will help covering the circulating requirements, but key logistics locations are still undersupplied on grade A units. In Trafford Park, for example, only one big box grade A unit of 208,000 sq ft is available.

68

2019 saw upward pressure on rental values, with prime rents in the region getting to £7.00 per sq up from £6.75 per sq ft at the end of 2018.

69

Yorkshire & North East

A record strong first half of the year shown by take-up for Yorkshire and the North East, totalling 6.6m sq ft, more than double that of the whole of 2019. H1 take-up is only 90,000 sq ft less than for the whole of 2018, the region’s record year.

The online retail sector was responsible for a large proportion of this high level of take up in H1 with some exceptionally large warehouse requirements being satisfied. The region is attractive to warehouse occupiers as the demographics provide for greater labour availability compared to some of the UK’s other regions.

Available logistics space at the end of Q2 remained at 3.7m sq ft. 59% of these units were new (speculative under construction and speculative completed). Much needed speculative developments completed in 2019, resulting in over 1 million sq ft of new completed logistics space.

Big box prime rents are currently at £6.00 per sq ft at Wakefield, up from £5.75 per sq ft at the end of 2018. New speculative schemes in the area are expected to put pressure on rents in that submarket, potentially moving rents on further.

70

INVESTMENT MARKET COMMENTARY

Distribution - Investment Market Overview

The first half of 2020 has been characterized by the Covid-19 pandemic and quarantine measures. As we head into the second half of the year, we are increasingly seeing more positive activity coming back to the market both in terms of deals completing and new stock.

The Investment market for logistics had slowed in 2019, following two record breaking years, with investment volumes of just under £5bn; 27% less than in 2018. Both multi lets and portfolio volumes were down, with distribution single assets showing a minor increase. The fall in investment volumes was due primarily to a lack of available investable product, as investors hold their assets given the high levels of recent rental growth and robust pricing.

Industrial was the strongest performing sector for the fourth year running in 2019, according to the CBRE Monthly Index. Industrial sector total returns reached 7.6% in 2019, 2.5% of which came from capital growth and 3.1% from rental growth, according to the CBRE Monthly Index. Total returns for ‘All Property’ by comparison were 2.2%.

Notably Perivale Park has completed to Segro at the pre lockdown agreed price, which will be one of the years flagship deals. Capital Industrial have also purchased HR Owen in Park Royal, sold by Eskmuir Properties, following a very competitive process for a 2.85% net initial yield reflecting a purchase price of £15.3m / £358 per sq ft. Prologis have launched the Platform Portfolio, set to be the largest logistics portfolio sale in the UK to date. Most of the assets in the portfolio were under the ownership of the Liberty Property Trust prior to Prologis acquiring Liberty in February this year. The portfolio is made up of 22 standing assets totaling 4.2m sq ft and 2 development sites extending to 31 acres. The quoting price is £436m / 5.38% NIY. We understand that there is a great deal of interest from all over the world, with the process now under way and bids expected for August. There has been much talk around the weight of overseas money seeking to enter the UK sector with scale and this unique offering will confirm the international sentiment for the sector and their capability to transact on such a platform.

71

Focusing on distribution / single-let assets by region; 2020 has shown an increasingly clear trend of investor preference for assets located in the South East, up to 45% of the total volume transacted corresponded to units in the South East and London. Together, South East and East Midlands regions attracted almost three quarters of total investment volumes on distribution assets. The North West, Scotland, The West Midlands and the South West accounted for less than 15% together.

If we analyse those distribution sales by purchaser, two groups, UK Institutions and REITS, who had made relatively few purchases in 2019, stand out; with 31% and 42% respectively. UK Property Companies, by contrast to 209, when they were responsible for 34% of purchasers have only been responsible for 2% in 2020 so far.

There continues to be strong demand for prime assets; those that are well-located, well-specified warehouses and let for 15-years to good covenants, as demonstrated by the following three key transactions; Alpha LSG in Airport City Manchester that sold at 4.20% NIY, Deta Electrical in Luton at 4.30% NIY and Eddie Stobart in Northampton that sold to Gazeley at 4.50% NIY.

72

Due to the continued uncertain economic and political backdrop, investors are exercising caution where the asset is more secondary or the unexpired term is shorter, with pricing appearing to be moving out for certain assets. As investors are looking for prime assets with long secured income to a good tenant covenant, in a good location and a good quality building, properties that are coming to market that do not meet all of these criteria are either struggling to sell or are trading below asking. An example of this is John Lewis, Brackmills Industrial Estate, Northampton which despite being situated in a prime location, due to the secondary nature of the building, concerns over John Lewis as a covenant and let with only five years unexpired, sold below the asking price at 5.90% NIY.

At the other end of the spectrum, demand appears to be increasing for prime assets with 20-years unexpired on their leases; both B&M Bedford and DHL Manton Wood, each newly-built warehouses let on new index-linked leases with 20-years unexpired sold at yields around 4.25%, following very strong bidding.

Covenant strength is considered to be key in the ten year-income bracket; where investors view the covenant to be good, pricing is strong; as demonstrated by Royal Mail in Northampton which sold to Royal London at 4.40% NIY, Puma in Glasshoughton which sold at 4.60% and Walkers in Coventry which, despite being a more secondary building (1989-built), sold at 4.90%.

The total transaction volume for Q2 2020 was £775m which is 7.00% up on Q2 2019 volumes which stood at £724m. Transactional volumes for H1 2020 are slightly ahead of H1 2019 (standing at £2.13bn versus £2.12bn. Distribution volumes for H1 are down 5.00% on 2019 at £831m vs £875m. Multi-let volumes are up by 9% on 2019 volumes at £567m versus £518m. Portfolio transactions are 1% ahead of H1 2019 volumes standing at £736m versus £731m.

It should be noted that where the monetary values between both years are similar, the number of deals are down. In H1 2019 there were 106 deals compared to 59 deals this year. This year £1.2bn of transactions has been accounted for in 6 deals, Perivale Park (£200m), Neovia Logistics – Leicester (£100m), Next – South Elmsall (£120m), Cara Portfolio (£120m), B&M Bargains – Bedford (£150m) and the Hansteen Portfolio (£500m).

Despite the slight softening of sentiment for secondary assets, pricing has broadly remained stable since September 2017, with prime distribution yields holding at 4.50%. This is supported by the CBRE Prime Yields, shown below:

EQUIVALENT YIELDS
	Jun-16	Jun-17	Jun-18	Jun-19	Jun-20	Trend
Prime Distribution	5.00%	4.85%	4.50%	4.50%	4.50%	Stable

73

Forward Funding

With the constraints of supply in both the occupational and investment markets, purchasers have sought out alternative ways to secure long term income from established covenants. By leveraging relationships with developers and existing land owners, investors such as Tritax and Alpha Capital have entered in to arrangements whereby they ‘forward fund’ design and build units with a pre-let in place. Effectively paying the Net Development Value of the finished building, investors are able to secure ownership of a completed asset after a period of construction. It also has the advantage of removing future stock from a market seeing yield compression for a price reflective of today’s position rather than an uncertain future one.

A potential drawback to a forward funding arrangement is the delay through construction and rent free periods before a property becomes income producing. A 12 month build followed by the same in rent free will undoubtedly impact the income stream which has prompted purchasers to negotiate a series of payments from the developer, effectively providing an unbroken cashflow until rent is paid by the tenant.

The logistics market remained attractive for investors following the result of the referendum. Long term income to strong covenants in a market with lack of supply has seen stability in yields and several bidders when stock has become available. Of all the markets it has arguably been the most robust in terms of both sentiment and evidence. Due to the strength of demand for long income as investors seek the best assets in the best locations, we are beginning to see downward pressure on yields.

74

PART V LETTER OF INSTRUCTION

Award Confirmation Graham Hughes MRICS on behalf of CBRE Limited is hereby authorized to perform the following Statement of Work (SOW) as further defined herein, execution of which must comply with all terms and conditions of this Order and master service agreement(s) CW973025, CW1467282. Vendor acknowledges that this confirmation letter is a summary of select contract terms and conditions, which is provided for convenience. To view the complete agreement electronically accepted by Vendor, refer to Bank of America’s Commercial Valuation Services Information Management System. Supplier: Statement of Work VSIMS ID: 20-003695-APR-001 Service Requested: Appraisal (Order) Project Description: United IV;Portfolio of 39 Assets Located Across the UK,EN,London,GBR Portfolio of 39 Assets Located Across the UK,EN,London,GBR Borrower / Client: Blackstone Sourcing Manager: Wayne Miller(813-968-7283) Contract Amendments (original terms remain in force except where expressly modified) Date Amended Revised Due Date Revised Fee Revised Statement of Work 10/09/2020 10/16/2020 GBP 103,000 Revised to correct extended delivery date. 10/01/2020 09/16/2020 GBP 103,000 Revised delivery date due to data and inspection delays. 09/10/2020 09/30/2020 GBP 103,000 Revised assignment and fee to drop two assets Original Terms Award Date Delivery Due Date Fee Delivery Performance 09/09/2020 09/30/2020 GBP 108,000 All deliveries due by 6 PM local time unless otherwise specified. Time is of the essence. Review of all attachments and initial communication with identified project or property contacts must occur within five days of engagement. Liquidated damages may be assessed if the Statement of Work (SOW), including the delivery of all reports and requested data, is incomplete by the listed due date. Damages will be assessed at a rate of 5% of the negotiated fee for each day (cumulative) the SOW remains incomplete. Damages will not be imposed for delays resulting from circumstances beyond the appraiser’s control if timely notice is provided; such circumstances to be judged for their validity solely by the Sourcing Manager. Individual standalone reports to be provided for each listed property unless instructed otherwise in this agreement. Service Definition Product: International ; Appraisal Certification: Contracted Appraiser Must Sign # CUR Premise Interest Allocations GBP Market Value As-Is Freehold Real Estate 1 Asset value GBP Market Value Other Freehold Real Estate 2 Portfolio value, including a portfolio premium (if applicable) GBP Market Value Other Freehold Real Estate 3 ERV 4 GBP Replacement Cost Value As-Is Not Applicable Real Estate a/k/a Indicative Reinstatement Cost 5 GBP Hypothetical Value Other Freehold Real Estate Vacant possession value Policies, Procedures, Other Terms and Conditions 1. SCOPE OF WORK: Include current physical inspection and valuation of all assets. Investigate and report a land size and year built for each property valued. Deliverable to include a single valuation report with market analyses and comparable evidence supporting the individual site/location valuations. A summary spreadsheet of data and results is also requested. Standard liability cap to apply and contracted valuer must sign. DRAFT VALUATION FIGURES ARE REQUESTED IN 2 WEEKS. 2. APPRAISAL PROPERTY INSPECTIONS: Vendor’s intended scope of inspection must be specified with the bid proposal. In the event a complete inspection is not possible, the proposal must indicate how a credible report will be produced. Changes to assignment conditions, including alterations to the approved inspection process, must be escalated to the CVS Sourcing Manager and approved prior to execution. Refer to the attached Appraisal Inspection Guidance document for information detailing acceptable alternate inspection practices. 3. ARGUS: Submission of the Argus data file is required when Argus-based DCF analysis is part of the appraisal. Please ensure that the Argus file submitted is compatible with Argus AE version 12.0. 4. CERTIFICATION LANGUAGE: The valuation must include the EMEA-APAC Certification Language in the attached reference document (altered as relevant for prior services and to name those who provided signification valuation assistance). 5. OTHER REQUIREMENTS: Appraisal reports must include: 1) Remaining economic life ----- 2) Exposure time ----- 3) Marketing time ----- 4) Identification and support of the most probable buyer (investor or owner-user). If the most probable buyer is an investor, the valuation should include appropriate deductions and discounts for vacant, owner-occupied and owner-affiliate-occupied space (treat as vacant and available for lease). ----- 5) The Cost Approach should be employed for proposed construction, new construction (24 months old or less) or gut renovation unless waived by Commercial Appraisal Services (CAS). ----- 6) Reappraisals must explain differences in value for assignments completed for Bank of America within the last two years. ----- 7) Review CAS Valuation Requirements prior to beginning an assignment and CAS Assignment Reminders prior to submitting assignment results. 6. RELIANCE LANGUAGE: Include the following language in the Letter of Transmittal and the Intended Use Section of the report: “This report may be relied upon by Bank of America Merrill Lynch International DAC and its affiliates, successors and/or assigns; the selected Facility Agent, its successors and/or assigns; and the selected Security Agent, its successors and/or assigns, in connection with their respective consideration of the extension of credit related to the property and/or the beneficial ownership thereof (the “Loan Financing”). This information also may be relied upon by any actual or prospective purchaser, co-lender, participant, investor, transferee, assignee and servicer of the Loan Financing, any arranger of the Loan Financing and their assigns, any actual or prospective investor (including agents and advisors) in any securities evidencing a beneficial interest in, or backed by, the Loan Financing, any rating agencies actually or prospectively rating any such securities, any indenture trustee and any institutional provider(s) from time to time of any liquidity facility or credit support for such Loan Financing (together the “Beneficiaries”). A Beneficiary shall be permitted to rely on the report only on the condition that it acknowledges that the valuers shall not be liable to the Beneficiary for any special, indirect or consequential, damages and that the valuers’ total aggregate liability to all lenders, agents, Beneficiaries and any other third party who seeks to rely on the report (the “Aggregate Cap”) shall be limited to a sum not to exceed the lesser of 25% of the market value or twenty million pounds (20,000,000 GBP). Reliance by the Beneficiaries and any other third parties on the report shall constitute deemed acceptance of the above provisions in this paragraph and that any matters or disputes arising as a result shall be governed by English law and subject to the exclusive jurisdiction of the English courts. This report may be disclosed, without reliance, to any rating agency in connection with a Securitization.”

Documents (document content must be downloaded from VSIMS) SOW-specific Reference Documents 1. EMEA-APAC_CERTIFICATION_LANGUAGE_09012017_082842.docx 2. EMEA-APAC_VALUATION_REQUIREMENTS_09012017_083254.pdf Project-specific Documents 1. Miscellaneous (APR) Revised_United_IV_Asset_List_20200910_20200910_112837810129.xlsx Addressee and Distribution Instructions Report Distribution Name Address Comments Addressee and Intended User Wayne R. Miller, FRICS, MAI, AI-GRS Senior Vice President Bank of America Merrill Lynch International DAC | 2 King Edward St | London | EC1A 1HQ wayne.r.miller@bofa.com Global Project Contact(s) (optional contacts listed where applicable) N/A Prop# Property Description 001 Portfolio of 39 Assets Located Across the UK (Site Owner:Blackstone) Property Type:Industrial Warehouse-Distribution Warehouse; Tax Parcel ID(s): Multiple Contact(s): Amar Majithia Blackstone Amar.Majithia@blackstone.com +44 7826 657 793 77

PART VI PROPERTY REPORTS PROPERTY REPORTS 78d

PROPERTY ID: 1 - Sands 10 Industrial Estate
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 **FINAL**

Sands 10 Industrial Estate - High Wycombe, HP12 4HS, United Kingdom


oric




United Kingdom
Isle of Man
Dublin
Ireland
Manchester
Birmingham
London
Amsterdam
Netherlands
Brussels
Cologne
Belgium
Luxembourg
Paris
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google, Inst. Geogr. Nacional


SANDS INDUSTRIAL ESTATE
Lane End Rd
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	21,600,000
Market Value (per sq ft)	163
Net Initial Yield	4.39%
Reversionary Yield	5.75%
Equivalent Yield	5.40%
Gross Income (p.a.)	1,010,236
Gross Income (p.a.) (per sq ft)	8
*Adj. Gross Income	1,088,374
Adj. Gross Income (per sq ft)	8
Net Income (p.a.)	1,010,236
Net Income (p.a.) (per sq ft)	8
Gross Rental Value	1,324,400
Gross Rental Value (per sq ft)	10
Capital Expenditure	-849,470
Transaction Costs	6.75%
Over / Under Rented	-17.82%

KEY FACTS

Metric	Value
Total Area (sq ft)	132,440
WAULT to Break by Rent	5.48
WAULT to Break by ERV	5.00
WAULT to Expiry by Rent	5.48
WAULT to Expiry by ERV	5.00
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	9
Tenure	Freehold
Expiry Voids (months)	6

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
Origin Frames Limited	7.06	7.06	75,720	686,774	757,200	63.1%
Shawston International	0.42	0.42	27,783	167,400	277,830	15.4%
Chelton Limited	1.95	6.95	15,822	142,200	158,220	13.1%
Ryder Limited	0.44	0.44	13,115	92,000	131,150	8.5%
-	-	-	-	-	-	-
Other	-	-	-	-	-	-
Vacant	n/a	n/a	-	n/a	-	n/a
Total	4.40	5.00	132,440	1,088,374	1,324,400	100.0%

Printed 01/02/2021 13:22

79

CBRE

PROPERTY ID: 1 - Sands 10 Industrial Estate ON BEHALF OF: BAML VALUATION DATE: 30-Sep-2020 FINAL Lease Lengths Group by Split at (yrs) 1 3 6 9 0.00% 23.83% 0.00% 0.00% 0.00% 0.00% 0.00% 59.46% 0.00% 16.70% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+ Gross Rent Year RENT EXPIRY PROFILE 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% By Area, to break By Area, to expiry LEASE LENGTHS GROUPED ... Vacant < 1yr 1-3 yrs 3-6 yrs 6-9 yrs > 9 yrs

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

SANDS 10 INDUSTRIAL ESTATE, HILLBOTTOM ROAD, HIGH WYCOMBE, HP12 4HS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
CLARE CLARKE MRICS	06/10/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
▪ Freehold. ▪ Fully let with WAULT of 5.48 years. ▪ Good location, close to town centre and in close proximity to M40.	▪ Units 8-10 require roof repairs and would be expected to need refurbishment prior to re-letting.
OPPORTUNITIES	**THREATS**
▪ Undertake improvements to Units 8-10 to maximise future rental income. ▪ Origin Frames may wish to continue their expansion within the property if other units fall vacant	▪ Negative economic impact due to Covid-19 pandemic.

LOCATION & SITUATION

LOCATION & SITUATION

Sands 10 Industrial Estate forms part of an established industrial park located on the outskirts of High Wycombe. High Wycombe is a prosperous market town within the London commuter belt, located in Buckinghamshire. The park is located circa 2 miles to the west of the town centre, and benefits from good wider transport connections, with junction 4 of the M40 circa 2 miles to the south. The nearest public transport connection is High Wycombe train station, located 2.5 miles to the east.

The Sands 10 Estate occupies a rectangular site on the southern side of the Sands Industrial Estate. Surrounding uses are predominantly industrial, and the adjacent occupier is Wycombe Wanderers Football Club.

PROPERTY DESCRIPTION

DESCRIPTION

The property comprises 10 light industrial units, used for warehousing and manufacturing. There are three back-to-back terraced units (Units 1-4, Units 5-7, and Units 8-10). Units 5-7 front Hillbottom Road, on the north side of the site. Units 5-7 have limited car parking

81

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

and loading areas fronting the road, while Units 1-4 and Units 8-10 have larger parking and loading areas.

The property is understood to date originally from the 1970s, albeit has been altered and refurbished more recently. Units 1-7 were refurbished in 2012 and are of a good standard. Units 8-10 are more dated and will require refurbishment were they to fall vacant.

All units have one or two roller shutter doors and painted concrete floors. Each unit has ancillary office accommodation at ground and first floor level.

BUILDING AGE

Originally 1970s (refurbished 2012).

SITE AREA

6.9 acres (2.79 hectares)

ACCOMMODATION

As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

FLOOR / UNIT	USE	SQ M	SQ FT
Unit 1	Industrial	1,013.5	10,909
Unit 2	Industrial	764.1	8,225
Unit 3	Industrial	1,033.6	11,126
Unit 4	Industrial	1,129.4	12,157
Unit 5	Industrial	1,666.8	17,941
Unit 6	Industrial	1,469.9	15,822
Unit 7	Industrial	1,427.2	15,362
Unit 8&9	Industrial	2,581.1	27,783
Unit 10	Industrial	1,218.4	13,115
TOTAL		12,304	132,440

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a report prepared by Arcadis dated March 2020. The report concludes that the property is generally structurally sound, and that Units 1-7 have been refurbished/upgraded to a reasonable standard to provide modern accommodation. However, Units 8-10 have not been similarly refurbished, and refurbishment would be required when these fall vacant. In particular, the roofs on these units are not currently watertight and require repair.

The report also notes that a CCTV survey of the underground drainage system confirmed the need for repairs to drainage pipework and a new petrol interceptor.

We have applied explicit costs for the works deemed as being required in the immediate term. This comprise £250,000 for the underground drainage works, and a total of £490,000 for refurbishment of Units 8-10 on lease expiry.

Overall, the asset appeared to be in a reasonable state of repair at the time of inspection.

82

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 ENVIRONMENTAL CONSIDERATIONS We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value. We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. We have been provided with a Phase 1 Environmental Summary carried out by Ambiente Ltd dated March 2020. The report notes that asbestos debris has been identified in Unit 6 (above ceiling voids). However, it states that removal works have been scheduled. The report concludes that the level of environmental risk associated with the site is assessed to be acceptably low for the current use. TENURE We have been provided with a Certificate on Title prepared by Herbert Smith Freehills LLP The report confirms that the property is held freehold under title number BM2245523. The report confirms that the property’s existing use is as a Multi-let industrial estate comprising industrial, storage and distribution and ancillary offices. The report notes a number of rights and encumbrances, none of which would be considered to materially affect value. The report notes that one of the occupiers, Origin Frames Ltd, has an option over Unit 6 to take a lease of the unit if it becomes vacant before March 2027. VALUATION CONSIDERATIONS MARKETABILITY AND POTENTIAL PURCHASERS There has been continued strength in investor sentiment in the industrial and logistics sector over the last few years. Consequently, purchaser demand would be expected to be high and include a wide range of investors from local to national property companies. We consider a sale would be achievable within a 6-12 month marketing period. MARKETING PERIOD We are of the opinion that 6 to 12 months should be allowed to find a willing buyer. EXPOSURE PERIOD 6-12 months. CURRENT VOID PERIODS N/A. The property is fully let, but if units were to vacant we would expect a void period in the order of 6 months. COSTS AND ADJUSTMENTS The property is fully let on FRI leases. We have reflected capex of £250,000 for the underground drainage works which the landlord would be liable for, and a total of £490,000 for refurbishment of Units 8-10 on lease expiry. 82

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 OPINION OF MARKET RENT In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions; OCCUPATIONAL EVIDENCE & COMPARISON Property Address Use Date Area (Sq Ft) Tenant Lease Length (years) Break Rent £ pa (sq ft) Unit 2, Sands 10 Industrial Estate (Subject property) Industrial Nov-19 8,225 Origin Frames Ltd 10 years - £9.50 19 Gomm Place, High Wycombe Industrial Aug-20 6,114 Toolstation Ltd 10 years - £12.50 Unit 3, Tannery Road Industrial Estate, High Wycombe Industrial Jul-20 9,400 Unknown 10 years - £10.96 Wakefield Building, Gomm Road, High Wycombe Industrial Jul-20 9,530 Private Individual 10 years - £10.81 Cressex Business Park, High Wycombe Industrial Jun-20 23,569 Care UK Clinical Services 10 years - £12.00 Comparison to Subject Comparable 1: Most recent letting within the subject property. Provides best evidence of ERVs applicable to the property, albeit some rental growth may have been seen since this transaction. Comparable 2: Superior location, established industrial/out of town retail location. Comparable 3: Marginally superior in terms of quality. Comparable 4: Inferior building, but in superior location. Comparable 5: Superior specification, larger distribution warehouse. Taking the above transactions into consideration, we have adopted the following Market Rent; - Units 1-10: Headline ERV £10.00 per sq ft. OPINION OF YIELD In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions; 83

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
Hubert Road, Brentwood	Aug-20	43,203	8.67	£246,964	£7.72M (4.4%)	
Centro, Hemel Hempstead	Jul-20	62,984	9.5	£678,840	£14.9M (4.27%)	
Viper Industrial Estate, Romford	U/O	43,419	7.84	£437,531	£9.125M (4.5%)	Bids understood to be ahead of quoting price of £9.125m.

Comparison to Subject

Comparable 1: Longer unexpired term, smaller lot size.

Comparable 2: Longer unexpired term, comparable location.

Comparable 3: Comparable location and characteristics.

Taking the above transactions into consideration, we have adopted the following capitalisation rates;

- Unit 1-10: 5.40% Equivalent Yield applied, resulting in a NIY of 4.40%

VALUATION METHODOLOGY:
MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- 6 units let to one tenant until 2029, one unit let until 2027, three units (older specification) let to two tenants until May 2021. WAULT 5.48 years.
- Passing rent £1,088,374 pa (reduced to £1,010,236 until June 2021 due to current rent free period on one unit).
- Total ERV of £1,324,400 pa (£10.00 per sq ft).
- On the leases expiring in May 2021 (units 8-10), 6 months expiry void and 6 months rent free applied.
- In terms of costs the Building Survey states that £250,000 of drainage repair works are required which the landlord would be liable for. This cost has been deducted in the valuation.
- On Units 8-10 which have the 2021 lease expiries the Building Survey states that these are the most dated units and would require refurbishment prior to re-letting, at a total cost of £490,000. This cost is reflected in the valuation, along with void costs and re-letting fees for this unit.
- Equivalent yield of 5.40% applied.

£21,600,000 (Twenty One Million Six Hundred Thousand Pounds) exclusive of VAT

Net Initial Yield	4.39%
Equivalent Yield	5.40%
Reversionary Yield (12/12/2029)	5.75%

Reflecting a capital value per sq ft of £1,754 per sq m (£163 per sq ft).

85

CBRE

VALUATION METHODOLOGY: VACANT POSSESSION VALUE In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting the following inputs and rationale; • We have assumed the property is vacant and non-income producing. • We have applied a Headline Market Rent as detailed above, which reflects a total of £1,324,400 per annum. • We have applied a 6 month letting void on each unit. We have applied a 6 month rent free on each unit. • Empty rates are deducted for the marketing void, and also letting fees based on 15% of Market Rent. • The capex for drainage repair works at £250,000 is reflected, along with the £490,000 refurbishment cost for Units 8-10. • We have applied an equivalent yield of 6.00%. £18,400,000 (Eighteen Million Four Hundred Thousand Pounds) exclusive of VAT Equivalent Yield 6.00 % Reversionary Yield 6.76 % Reflecting a capital value per sq ft of £1,496 per sq m (£138.93 per sq ft). ESTIMATED REINSTATEMENT COST ASSESSMENT (RCA) The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. We have been provided with a report by Arcadis dated 11 February 2020 which estimates that the reinstatement cost for the building for loan security purposes would be £12,420,000 on a day one basis including fees but excluding VAT and inflation. These figures should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out. REMAINING ECONOMIC LIFE We are of the opinion that the subject property has a remaining economic life of 25 years, subject to the required repairs being completed.

PROPERTY ID:	2 - Units A & B, Ripple Road
ON BEHALF OF:	BAML
VALUATION DATE:	30-Sep-2020	FINAL

VALUATION METRICS	(currency - GBP)	KEY FACTS
Metric	Value	Metric	Value
Market Value	19,170,000	Total Area (sq ft)	63,919
Market Value (per sq ft)	300	WAULT to Break by Rent	3.74
Net Initial Yield	4.22%	WAULT to Break by ERV	3.74
Reversionary Yield	4.37%	WAULT to Expiry by Rent	3.74
Equivalent Yield	4.35%	WAULT to Expiry by ERV	3.74
Gross Income (p.a.)	862,906	Percentage of Vacancy (Area)	0.00%
Gross Income (p.a.) (per sq ft)	13	Percentage of Vacancy (ERV)	0.00%
*Adj. Gross Income	862,906	Number of Tenants	2
Adj. Gross Income (per sq ft)	13	Tenure	Freehold
Net Income (p.a.)	862,906	Expiry Voids (months)	—
Net Income (p.a.) (per sq ft)	13
Gross Rental Value	894,866
Gross Rental Value (per sq ft)	14
Capital Expenditure	0
Transaction Costs	6.75%
Over / Under Rented	-3.57%

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
St Gobain Building Distribution Lim	3.74	3.74	63,919	862,906	894,866	100.0%
-	—	—	—	—	—
-	—	—	—	—	—
-	—	—	—	—	—
-	—	—	—	—	—
Other	—	—	—	—	—	—
Vacant	n/a	n/a	—	n/a	—	n/a

Total	3.74	3.74	63,919	862,906	894,866	100.0%

87

PROPERTY ID:	2 - Units A & B, Ripple Road
ON BEHALF OF:	BAML
VALUATION DATE:	30-Sep-2020	FINAL

88

PROJECT NAME:	UNITED IV
ON BEHALF OF:	BANK OF AMERICA MERRILL LYNCH
VALUATION DATE:	30/09/2020

PROPERTY REPORT

UNITS A & B RIPPLE ROAD, BARKING, IG11 0SY

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
NICK HEWITT MRICS	23/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Located in close proximity to Central London.	• Shared yard with single access.

• Established industrial location

OPPORTUNITIES	THREATS
• Re-gear the lease and capture the reversion to Market Rent.	• Market deterioration due to Covid-19.

LOCATION & SITUATION

LOCATION & SITUATION

Barking is a major commercial and industrial centre, located approximately 9 miles to the east of central London. The town benefits from excellent road links, with easy access to the A13 providing access to Central London to the West and the M25 (Junction 30) to the east.

Barking mainline railway station and underground (District and Hammersmith & City lines) provide a regular service to London Fenchurch Street with a journey time of approximately 14 minutes. London City Airport is located 5.5 miles to the South West.

The property is situated on Ripple Road, in the immediate proximity to the A13, accessible from the westbound carriageway.

PROPERTY DESCRIPTION

DESCRIPTION

The property consists of two modern detached units, constructed in 2004 and providing 63,919 sq ft of accommodation. The units are occupied by two separate brands of the tenant, each with trade counter sections.

The units benefit from a steel portal frame construction with 8 metre clear internal eaves height. Unit A has two level access loading doors and Unit B benefits from seven level access loading doors.

The units have a shared yard to the rear of the property.

89

PROJECT NAME:	UNITED IV
ON BEHALF OF:	BANK OF AMERICA MERRILL LYNCH
VALUATION DATE:	30/09/2020

BUILDING AGE	Constructed in 2004

SITE AREA	3.8 acres (1.54 ha).

ACCOMMODATION	As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area basis (GIA).

FLOOR / UNIT	USE	SQ M	SQ FT
Units A & B	Warehouse	5,938	63,919
TOTAL		5,938	63,919

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a report prepared by Arcadis dated 31st March 2020. The report outlines that both units A & B are in reasonable condition for their age showing some signs of wear and tear but providing suitable accommodation for the tenants requirement. In addition, the tenant is in occupation under an FRI lease therefore all repair and refurbishments works will fall to the tenant.

The asset appeared to be in a reasonable state of repair at the time of inspection.

ENVIRONMENTAL CONSIDERATIONS	We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase 1 Environmental site assessment carried out by Ambiente Ltd dated January 2020. Within it, a former report confirms the contamination identified on site was not considered to represent a significant risk to site users.

In addition, the majority of the site lies within Flood Zone 1 representing land with less than 1 in 1000 annual probability of flooding. Although small parts of the buildings, the site boundaries are classified as being within Flood Zone 3 with a 1 in 200 or greater annual probability of tidal flooding. The site benefits from the Thames Tidal Defences (TTD) which protect against direct tidal flooding from the River Thames.

TENURE

We understand the property is held freehold.

We have been provided with an unsigned and draft certificate of title prepared by Herbert Smith Freehills LLP which confirms the property had a good and marketable title.

90

PROJECT NAME:	UNITED IV
ON BEHALF OF:	BANK OF AMERICA MERRILL LYNCH
VALUATION DATE:	30/09/2020

VALUATION CONSIDERATIONS

MARKETABILITY AND POTENTIAL PURCHASERS	Should this property be brought to the market, we believe there would be a significant level of interest in the asset and would likely sell to a wider variety of investors including, Prop Co’s, REITS and Pension Funds.

MARKETING PERIOD	We are of the opinion that 6-12 months should be allowed to find a willing buyer.

EXPOSURE PERIOD	6 – 12 months.

CURRENT VOID PERIODS	None.

COSTS AND ADJUSTMENTS	None.

OPINION OF MARKET RENT	In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

91

PROJECT NAME:	UNITED IV
ON BEHALF OF:	BANK OF AMERICA MERRILL LYNCH
VALUATION DATE:	30/09/2020

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Unit 19, Alpine Way, Barking	Warehouse	April 2019	18,000	Ministry of Housing	10	-	£14.75
IO Centre, Unit 3	Warehouse	July 2020	6,699	Mastercrate Limited	10	5 years	£12.24
Unit 1, Segro Park, Rainham	Warehouse	April 2019	57,520	Babcock Ltd	12.5	-	£10.25
Unit 1C North Crescent, Canning Town	Warehouse	April 2019	9,426	The Appliance Centre	10	-	£18.00
Unit 9 Gemini Business Park, Beckton	Warehouse	February 2018	20,000	Unknown	10	-	£13.50

Comparison to Subject

Comparable 1: Superior location and recently refurbished. Superior property.

Comparable 2: Inferior location to subject property.

Comparable 3: Modern unit in inferior location.

Comparable 4: Superior location which is reflective of the higher rate per sq ft.

Comparable 5: Refurbished and located in established industrial location.

Taking the above transactions into consideration, we have adopted the following Market Rent;

-	Unit A: £14.00 sq ft headline

-	Unit B: £14.00 sq ft headline

Additionally, we have spoken with the acting rent review surveyor at Glenny for the outstanding rent review for June 2019. We have been advised they are aiming to settle the rent review at a minimum of £13.50 per sq ft. For the purposes of this valuation, we have assumed the June 2019 Rent Review has settled at £13.50 per sq ft.

The table above details a comparable in Canning Town let off £18.00 per sq ft. We have spoken with in house agents who have advised that Canning Town is its own micro market and not comparable with Barking. The Barking Industrial area does not command the same rental levels.

OPINION OF YIELD	In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

92

PROJECT NAME:	UNITED IV
ON BEHALF OF:	BANK OF AMERICA MERRILL LYNCH
VALUATION DATE:	30/09/2020

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
Subject property	April 2020	63,919	4.24	£630,695	£19m (3.11%)
DHL, Barking	April 2019	114,981	2.00	£841,661	£24.26 (3.25%)	Bought by Valor Real Estate Partners.
IO Centre, Barking	U/O	25,676	7.73	£297,073	*3.75%	*We understand the property is currently under offer at 3.75%
Unit B, Circular 13, Gascoigne Road, Barking	December 2019	38,929	2.5	£454,000	£11.66 (3.65%)

Comparison to Subject

Comparable 1: subject property is its strongest evidence.

Comparable 2: Larger unit and shorter unexpired term.

Comparable 3: Smaller unit and less reversionary to subject property as recently let two units.

Comparable 4: Shorter unexpired term.

Taking the above transactions into consideration, we have adopted the following capitalisation rates;

-	Unit A: 3.11% Net Initial Yield

-	Unit B: 3.11% Net Initial Yield

VALUATION METHODOLOGY: MARKET VALUE	In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;
• Passing Rent £630,695 which equates to £9.87 per sq ft. However, we have assumed the outstanding rent review is settled at £13.50 for this valuation which equals £862,906 per annum.

• Market Rent £894,866 which equates to £14.00 per sq ft.

• We have capitalised the proposed settled rent review rent at an Equivalent Yield of 4.35%. This produces a rounded market value of:

£19,170,000 (Nineteen Million One Hundred and Seventy Thousand Pounds) exclusive of VAT

Net Initial Yield	4.22%
Equivalent Yield	4.35%
Reversionary Yield	4.37%

Reflecting a capital value £3,229.29 per sq m (£300.00 per sq ft).

93

PROJECT NAME:	UNITED IV
ON BEHALF OF:	BANK OF AMERICA MERRILL LYNCH
VALUATION DATE:	30/09/2020

VALUATION METHODOLOGY: VACANT POSSESSION VALUE	In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting the following inputs and rationale;
• We have assumed the property is vacant and non-income producing.
• We have assumed a Market Rent £894,866 which equates to £14.00 per sq ft..
• We have applied a 6 month letting void and a 6 month rent free on each unit.
• We have also deducted Legal and Letting fees of 15% of Market Rent as a capital cost.
• We have applied an equivalent yield of 5.00%. This produces a rounded value of:
£15,720,000 (Fifteen Million Seven Hundred and Twenty Thousand Pounds) exclusive of VAT

Equivalent Yield	5.00%
Reversionary Yield	5.25%

Reflecting a capital value £2,648.02 per sq m (£246.00 per sq ft).

ESTIMATED REINSTATEMENT COST ASSESSMENT (RCA)	We have been provided with a Reinstatement Cost Assessment prepared by Arcadis dated February 2020. Total Reinstatement Costs Equal £6,661,000 with a re-construction period of 30 weeks.

REMAINING ECONOMIC LIFE	We are of the opinion that the subject property has a remaining economic life of 25 years.

94

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	3 - Jutsums Lane BAML 30-Sep-2020	FINAL

VALUATION METRICS	(currency - GBP)

Metric	Value
Market Value	6,970,000
Market Value (per sq ft)	120
Net Initial Yield	4.43%
Reversionary Yield	5.52%
Equivalent Yield	5.35%
Gross Income (p.a.)	329,250
Gross Income (p.a.) (per sq ft)	6
*Adj. Gross Income	329,250
Adj. Gross Income (per sq ft)	6
Net Income (p.a.)	329,250
Net Income (p.a.) (per sq ft)	6
Gross Rental Value	410,000
Gross Rental Value (per sq ft)	7
Capital Expenditure	0
Transaction Costs	6.65%
Over / Under Rented	-19.70%

KEY FACTS

Metric	Value
Total Area (sq ft)	57,891
WAULT to Break by Rent	8.26
WAULT to Break by ERV	8.26
WAULT to Expiry by Rent	8.26
WAULT to Expiry by ERV	8.26
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	Freehold
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
ALLEN FORD (UK) LIMITED	8.26	8.26	57,891	329,250	410,000	100.0%
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
Other	—	—	—	—	—	—
Vacant	n/a	n/a		n/a	—	n/a

Total	8.26	8.26	57,891	329,250	410,000	100.0%

95

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	3 - Jutsums Lane BAML 30-Sep-2020	FINAL

96

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

PROPERTY REPORT

ALLEN FORD, JUTSUMS LANE, ROMFORD RM7 0ER

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
KATHY O’REILLY MRICS	28/09/2019	30/09/2019	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•  Freehold.

•  Let to a good covenant strength tenant with unexpired term certain of over 8 years

•  The Tenant has an Experian Delphi Score of 100 and is considered Very Low Risk.

•  The property is strategically located 1 km (0.6 miles) south of the Al2, which provides direct access to the M25 motorway and Central London.

•  Romford will benefit from the arrival of Crossrail at Romford and Chadwell Heath station in 2022.

•  Some of the buildings are dated and in need of refurbishment and modernisation but are well suited to existing use and tenant.

•  Irregular configuration of industrial units, which will have a negative effect on time to re-let should the property become vacant.

•  Access to the property is convoluted.

OPPORTUNITIES	THREATS

• Refurbish/reconfigure the units to attract higher rents	• BREXIT uncertainty/impact on the motor trade

• Improve access	• Prolonged economic recession due to Covid-19

LOCATION & SITUATION

LOCATION & SITUATION	• The subject property is located in Romford, 25.7 km (16.0 miles) north east of Central London and 29.0 km (18.0 miles) south west of Chelmsford.
• The asset benefits from strong road links, with the nearby Al2, 1.0 km (0.6 miles) to the north which provides dual carriage way access to the M25 and Central London.

• Junction 28 of the M25 is within 8.0 km (5.0 miles) of the property and provides direct access to the national motorway network.

• The nearest rail link is Romford, which is located on the Greater Anglia line with train services into Central London providing journey times of approximately 18 minutes.

• Jutsums Lane is an industrial site located between Chadwell Heath and Romford in the London Borough of Havering.

• Romford is principally a residential area however there is also a mix of office and industrial warehouse units and a good retail offering in the town centre.

• Romford will benefit from Crossrail in 2022.

• Some of the surrounding land is within the Green Belt.

PROPERTY DESCRIPTION

DESCRIPTION	• The Property comprises three buildings of mixed industrial and office use in an interlinked format with multiple access points.

• The site is configured on an irregular ‘T’ shaped site that extends to approximately 0.93 ha (2.30 acres).

97

PROJECT NAME:	UNITED IV
ON BEHALF OF:	BANK OF AMERICA MERRILL LYNCH
VALUATION DATE:	30/09/2020

•   Access to the site is convoluted.

•   There are two accesses off Jutsums Road; to the left of the subject building and to the left of the Bakery which is next door. These will both comfortably accommodate a single vehicle width.

•   The Property is of predominantly steel or concrete framed construction with a mix of brickwork and profile steel sheeting outer-skins under a corrugated asbestos roof. All the units have concrete screed floors and loading doors. We detail the specific specifications of each unit below:

Front building – Service Centre/Parts Centre

•   Part single/part double glazed windows.

•   3 automatic roller shutters.

•   Tenant racking and temporary mezzanine.

•   Internal partitioned office.

•   Fluorescent strip lighting.

Middle building – Reception/Office

•   Double glazed windows.

•   Carpet covered flooring.

•   Ground floor office/reception area and WCs.

•   First floor offices (dated).

Rear building – Warehouse

•   Pendulum strip lighting with some halogen lighting.

•   Corrugated asbestos roof with skylights.

•   Ground floor repair workshop.

•   Permanent mezzanine which is used for car washing after the repair works on the ground floor.

•   Internal partitioned offices.

•   There is a single vehicle width ramp from the yard area which goes up to the mezzanine floor.

Yard

•   Level part tarmac and part gravel used for car parking.

BUILDING AGE	Unknown but thought to date from 1950.

SITE AREA	0.93 ha (2.30 acres)

ACCOMMODATION	As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis. We have obtained a breakdown of the floor areas from our previous involvement with the property.

FLOOR / UNIT	USE	SQ M	SO FT
Warehouse	Industrial	3680.7	39,620
Mezzanine/First Floor	Industrial	1582.9	17,039
Offices	Industrial	114.5	1,232
TOTAL		5378.1	57,891

Surplus Yard	Industrial	1858	20,000

98

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a report prepared by Arcadis dated March 2020. The report does not identify any high priority works as being required. Medium and Low priority works totalling £54,000 are recommended in the medium term (6-10 years). We have not applied explicit costs for these items which are the tenant’s responsibility.

Arcadis conclude that the buildings are of considerable age and there are numerous small areas which could be repaired, refurbished or redecorated, but the buildings are structurally sound, free from major damage and any water penetration and are suitable for the use of the current occupier. Ongoing repairs and maintenance are the responsibility of the tenant under their current lease. There will only be major refurbishment works required, such as new roofs, service installations, hardstanding areas, if the tenant vacated at lease end and a different type of tenant or occupation was required. The dated and original structures and finishes are maintained, albeit at a level to suit the existing tenant and, if continued, should exceed the Capex period.

ENVIRONMENTAL CONSIDERATIONS

We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase 1 Environmental Summary carried out by Dela-Simons dated January 2020.

Historically the Site appears to have been associated with a cluster of buildings in the southeast from the early 1870s. By 1938, further buildings were present in the southeast, which were noted to be a piggery between 1960 and 1972. Also, by 1960, a works had been developed in the north-east, and by 1971, additional works buildings were present in the north-west and south-west of the Site and the underground petrol tank had been installed enclosed with concrete. By the 1990s, part of the Site appears to have been used as an asbestos waste transfer station and the underground petrol tank was decommissioned. The buildings in the southern portion of the Site were gradually cleared between 2006 and 2013. Historical works, and current scrap metal yard, electricity transformer station and landfills are considered to represent potential off-Site sources of contamination. Historical works, and current scrap metal yard, electricity transformer station and landfills are considered to represent potential off-Site sources of contamination.

Delta-Simons has completed a risk assessment based upon available information. Potential sources of contamination have been identified associated with the current and historical land use of the Site and surrounding historical and current land uses. Whilst the presence of contamination is possible, it is considered that the risk of significant possible contaminant linkages in the context of the Site remaining in its current use is low to moderate.

On the basis of available information, Delta-Simons considers that with regard to potential land contamination issues and associated environmental liabilities, in its current use, the Site represents an overall investment opportunity with a Low to Moderate risk.

Based on the information reviewed, the Site is not located within an area considered to be of a significantly elevated risk of flooding.

99

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

TENURE

We have been provided with a copy of the draft Certificate of Title prepared by Herbert Smith Freehills LLP and dated 21 September 2020.

The property is held Freehold under Title No’s. EX49685. EX98061, NGL46613 and NGL155713.

The part of the property held under Title No.’s NGL46613 and NGL155713 have the benefit of rights of way over adjoining land. Details are limited and the right does not refer to any documents. The Seller believes that the access is a full vehicle width and that the right is used to access the parts of the property held under the two Title No.’s above. The land held under these Titles is subject to Right of Way. No documentation is referred to under which the rights are granted and Title indemnity insurance is in place.

The Company has not confirmed the location of each intended access point to the Property but has confirmed to your lawyers that it believes the access arrangements are sufficient for the Existing Use.

Your Solicitors are satisfied based on the plan appended to the Local Authority Highways search that the Property abuts a highway maintainable at public expense at a point where access is obtained or if not, has all necessary rights of access to and from the nearest highway maintainable at public expense.

There are a number of planning consents affecting the property:

•   Pl 240.06 (16-08-06): Change of use from storage and distribution to vehicle storage.

•   Pl 860.02 (16-04-03): Conversion of existing overflow car park to commercial vehicle sales including sales buildings and covered display centre.

•   P0795.02 (04-06-03): Conversion of existing overflow car park to commercial vehicle sales (transits) including sales building and covered display centre.

•   A0013.99 (12-03-99): Building and freestanding signage.

•   P0717.98 (07-08-98): Single storey rear extension and elevational changes to building.

The Company has confirmed that it has not received an enforcement notice in respect of the Existing Use from the local planning authority.

Based on historic leases dated 31 December 2003 and 13 February 20091, it would appear that the Existing Use has been carried out for at least 10 years however we cannot confirm. The Local Search also reveals historical planning permissions for vehicle repair workshops dating back to the 1950’s however as these are historic we have not been able to obtain these permissions.

A number of the historic Planning Consents are subject to conditions??/?/?

[1]	HSF Property to confirm these are the correct lease dates before finalising.

100

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

The Property has a history of Being used for the storage and transfer of waste (including use as an asbestos transfer station).

There is potential for Chancel repair liability and indemnity insurance has been put in place.

VALUATION CONSIDERATIONS

MARKETABILITY AND POTENTIAL PURCHASERS

The Greater London industrial market continues to outperform the wider market and remains very attractive to investors. Market strength is under pined by severely restricted supply of existing/pipeline stock and available land for development. Robust occupier demand is driven by a lack of supply and the rise of ecommerce and last mile logistics leading to significant rental growth.

The asset is well let to a good covenant tenant with 8+ years remining the lease. The buildings are dated but are well suited to the current tenant’s use as well as other similar businesses.

There is potential to improve/reconfigure the units in order to achieve higher rents.

In addition, the location of the property is such that it would appeal to wide range of occupiers including last mile logistics providers. For these reasons the property would attract strong interest from a range of investors in the current market.

MARKETING PERIOD	We are of the opinion that 6 to 9 months should be allowed to find a willing buyer.

EXPOSURE PERIOD	12 Months

CURRENT VOID PERIODS	6 – 12 months

COSTS AND ADJUSTMENTS	We have not applied any costs in our valuation

OPINION OF MARKET RENT	In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

101

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

OCCUPATIONAL EVIDENCE & COMPARISON	Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
	Unit 2, Viper Industrial Estate, Romford	Storage	11/2019	12,952	AllType Roofing supplies (Group) Limited	10 years	Year 5	Stepped: Years 1&2 £130,000 Years 3&4 £140,000 Year 5 £150,000 (£10.65 per sq ft average)
	Unit 1, Segro Park Rainham, Rainham, RM13 8GJ	Storage	04/2019	57,520	Babcock Control Services Limited	12 years	Year 8	£589,580 per annum reflecting £10.25 per sq ft. 6 months rent free.
	Unit 2, The IO Centre, Barking	Chilled storage of food products	03/2020	10,411	Soonfung Limited	15 years	Year 10	Rent £120,000 pa reflecting £12.25 per sq ft. Tenants repairing obligations limited by a schedule of condition.
	Chaucer House, 12 Viking Way, Erith, Kent DA8 1EW	Storage	TBC	35,629	Mapeley Steps Limited	Lease for a term expiring 2 April 2021		£320,664 pa (£9.00 per sq ft).

Comparison to Subject

Comparable 1: Smaller and newer unit. Indicative of the current upper range of rents in the locality.

Comparable 2: Similar size unit but brand new.

Comparable 3: Newer, smaller unit which is closer to Central London

Comparable 4: Smaller 1990s unit located a similar distance from Central London. New units in this location are available at £10.50 per sq ft. Short term letting and although a dated building superior specification to the subject.

Taking the above transactions into consideration and discussions with letting agents, we have adopted the following Market Rent;

102

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

FLOOR / UNIT	SQ M	SQ FT	ERV £ SQ FT
Warehouse	3680.7	39,620	£7.50		£297,150
Mezzanine/First Floor	1582.9	17,039	£3.75		£63,896
Offices	114.5	1,232	£7.50		£9,240
Surplus Yard	1858	20,000	£2.00		£40,000
TOTAL					£410,286
			Say	£ £	410,000 7.08 psf overall

	• Overall: £76.21 per sq m (£7.08 per sq ft) headline

OPINION OF YIELD	In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

INVESTMENT EVIDENCE & COMPARISON	Property Address	Date	Area (Sq Ft)	WAU LT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
	Viper Industrial Estate, Ashton Road, Romford RM3 8UD	09/2020	43,419	7.84 (9.55)	£473,531	£9.115M (4.50%) Asking £15.325	Terrace of three modern industrial units constructed in 2015. Understood to be under offer at ahead of asking.
	HR Owen, Park Royal	07/2020	42,722	2.80	£465,000	M(2.84%)	£299 psf CV
	Units A & B, Ripple Road, Barking	04/2020	63,981	4.25	£630,395	£19M (3.11%)	£297 psf CV
	Chaucer House, 12 Viking Way, Erith, Kent DA8 1EW	Available	35,629	1.0	£320,664	£5,850,000 Asking (5.09% NIY)	To be let on a one year lease to Mapeley Steps Limited. Asking price reflects £164 per sq ft.

Comparison to Subject

Comparable 1: Located close to the subject in Romford. Similar unexpired term but multi-let.

Comparable 2: Similar user to the subject tenant but located in Park Royal considered the prime industrial area of London.

Comparable 3: Pair of units built in 2004 and let to Saint Gobain Building Distribution Limited a “very low risk” covenant based on Experian assessment. 2019rent review is outstanding and is open market but based on 1.14% of hypothetical 25,000 sq ft unit. Situated to the East of London but on the Al 3.

Comparable 4: Similar distance from Central London but on south side of River Thames. Dated 1990s unit.

103

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

Taking the above transactions into consideration, we have adopted the following capitalisation rate; • Overall: 5.35% Equivalent Yield

VALUATION METHODOLOGY: MARKET VALUE	In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

•   Passing Rent £329, 250 pa which equates to £5.69 per sq ft

•   Market Rent £410,000 which equates to £7.08 per sq ft.

•   We have capitalised the passing rent at Equivalent Yield of 5.35%. This produces a rounded market value of:

£6,970,000 (Six Million Nine Hundred and Seventy Thousand Pounds) exclusive of VAT

Net Initial Yield	4.43%
Equivalent Yield	5.35%
Reversionary Yield (31/12/2023)	5.52%

Reflecting a capital value of £1,295.97 per sq m (£120.40 per sq ft).

VALUATION METHODOLOGY: VACANT POSSESSION VALUE	In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting the following inputs and rationale;

•   The buildings are dated and although well suited to the current tenant use they will have limited appeal to alternative occupiers outside of the motor trade.

•   In the event that the property became vacant we consider that it is likely the site would be cleared and redeveloped to provide modern industrial units that would have greater appeal and realise a higher level of rent.

•   In the absence of a definitive scheme we have run an indicative development appraisal based on assumptions in order to ascertain the likely land value

•   We have assumed:

Site clearance £500,000

Other fees and costs of £300,000 and 10% contingency

Two 30,000 sq ft units with build costs of £68.50 per sq ft

Units let at £11.00 per sq ft with six months rent free capitalised at 4.50%

Profit on cost of 15% and finance at 5.50%

•   This results in a land value of £4,345,000 which equates to c. £1.89m/per acre.

•   We consider that this is in line with land values in the area but acknowledge that development appraisals are very sensitive to the inputs and assumptions made. This is illustrated by the sensitivity below which flexes build costs and rental inputs. A more robust valuation would be derived by modelling a considered and well researched scheme.

104

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

Table of Land Cost and IRR%
Construction: Rate pf2
Rent: Rate pf2	-5.00 63.50	pf2 pf2	-2.50 66.00	pf2 pf2	0.00 68.50	pf2 pf2	+2.50 71.00	pf2 pf2	+5.00 73.50	pf2 pf2
-1.00 pf2 10.00 pf2	-£3.814,765 14.1886%		-£3,667,179 14.4087%		-£3.519.593 14.6409%		-£3,372,006 14.8861%		-£3,224,420 15.1457%
-0.50 pf2 10.50 pf2	-£4,227,806 13.9038%		-£4.080,217 14.0989%		-£3,932,631 14.3037%		-£3,785,045 14.5190%		-£3,637,458 14.7457%
0.00 pf2 11.00 pf2	-£4.640,845 13.6614%		-£4.493.259 13.8362%		-£4.345.668 14.0191%		-£4.198.082 14.2105%		-£4.050.496 14.4112%
+0.50 pf2 11.50 pf2	-£5.053.884 13.4525%		-£4,906,297 13.6106%		-£4,758,711 13.7755%		-£4.611,124 13.9475%		-£4,463,534 14.1272%
+1.00 pf2 12.00 pf2	-£5,466,923 13.2706%		-£5,319,336 13.4148%		-£5,171,750 13.5647%		-£5,024,163 13.7206%		-£4,876,576 13.8830%

£4,345,000 (Four Million Three Hundred and Forty Five Thousand Pounds) exclusive of VAT

ESTIMATED REINSTATEMENT COST ASSESSMENT (RCA) REMAINING ECONOMIC LIFE

The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. Arcadis has provided an indicative reinstatement cost for the building in the sum of £5,766,000.

We are of the opinion that the subject property has a remaining economic life of 15 years but that value could be enhanced by redeveloping the site to provide modern, well configured industrial units.

105

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	4 - Kingston Road MV BAML 30-Sep-2020	FINAL

VALUATION METRICS	(currency - GBP)

Metric	Value
Market Value	3,755,000
Market Value (per sq ft)	216
Net Initial Yield	3.84%
Reversionary Yield	5.80%
Equivalent Yield	5.65%
Gross Income (p.a.)	155,400
Gross Income (p.a.) (per sq ft)	9
*Adj. Gross Income	155,400
Adj. Gross Income (per sq ft)	9
Net Income (p.a.)	155,400
Net Income (p.a.) (per sq ft)	9
Gross Rental Value	234,615
Gross Rental Value (per sq ft)	13
Capital Expenditure	-47,192
Transaction Costs	6.52%
Over / Under Rented	-33.76%

KEY FACTS

Metric	Value
Total Area (sq ft)	17,405
WAULT to Break by Rent	7.22
WAULT to Break by ERV	7.51
WAULT to Expiry by Rent	7.22
WAULT to Expiry by ERV	7.51
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	2
Tenure	Freehold
Expiry Voids (months)	6

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
DENNYS UNIFORMS LIMITED	8.09	8.09	15,735	125,670	204,555	80.9%
SATMAP SYSTEMS LIMITED	3.53	3.53	1,670	29,730	30,060	19.1%
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
Other	—	—	—	—	—	—
Vacant	n/a	n/a	—	n/a	—	n/a

Total	7.51	7.51	17,405	155,400	234,615	100.0%

106

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	4 - Kingston Road MV BAML 30-Sep-2020	FINAL

107

PROJECT NAME:	UNITED IV
ON BEHALF OF:	BANK OF AMERICA MERRILL LYNCH
VALUATION DATE:	30/09/2020

PROPERTY REPORT

128 KINGSTON ROAD, LEATHERHEAD, KT22 7PU

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
JOHN O’NEILL MRICS & MAX MASINI ASSOC. RICS	18/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•   Well located at 1.61 km (1.0 mile) west of the M25 Junction 9 and walking distance from Leatherhead railway station. Both Gatwick and Heathrow airports are also located within an hour’s drive.

•   Occupier and investor demand for industrial property in the south-east region is strong.

•   A mixed-use asset the comprising a B2 / B8 industrial unit as well as a Bl office unit.

•   Very limited amount of similar properties in the area.

• Poor access from Kingston Road. • The property is located in a small industrial location in Leatherhead. • Small yard area limiting potential occupiers.

OPPORTUNITIES	THREATS
• Demolish the office and provide a better access/turning area for the warehouse accommodation.	• Occupier demand weakens and there is an impact on the cashflow.

• Potentially coming towards the top of the property cycle which could see a fall in value.

• Uncertainty remains over the ongoing COVID- 19 pandemic.

LOCATION & SITUATION

LOCATION & SITUATION	Leatherhead is in the centre of the county of Surrey in the south east of England. It is situated in the Mole Valley district and is served by Leatherhead railway station providing good transport links to London Waterloo and London Victoria with a journey time of approximately 40 minutes.

Leatherhead benefits from good road links, the main road that connects to London is the A24 which runs directly through the town centre. Junction 9 of the M25 motorway is to the immediate north-east bordering the town’s north-east boundary.

Gatwick is a 30-minute drive and Heathrow is a 40-minute drive.

108

PROJECT NAME:	UNITED IV
ON BEHALF OF:	BANK OF AMERICA MERRILL LYNCH
VALUATION DATE:	30/09/2020

Leatherhead is located 36.2 km (22.5 miles) to the south west of Central London.

The subject property is situated in the centre of Leatherhead walking distance from Leatherhead railway station.

This subject is in a small industrial location in Leatherhead, with a combination of traditional industrial, warehouse storage and car dealerships/manufacturers.

It is also within a mixed-use location including residential precinct in the near vicinity.

Kingston Road has direct access to the A245 which leads to Junction 9 of the M25 providing excellent links to Central London and the national motorway network.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property is a single let warehouse and a separate two storey single let office block.

The warehouse is 1,461.81 sq m (15,735 sq ft) and the office area over two floors is 155.14 sq m (1,670 sq ft).

‘	The property is configured on an irregular shaped site that extends to approximately 0.35 ha (0.86 acres) giving a site coverage ratio of 43%.

Both properties share the same access road and have a right of way to access the public freeway, Kingston Road.

The industrial building is of steel framed construction with a mix of brickwork and profile steel sheet cladding to the warehouse section of the building.

There are two loading bays, both at ground floor level.

The office accommodation within the industrial unit occupied by Denny’s Uniforms Ltd comprises 15% of the total area and is located to the front of the unit over ground and first floor. The offices are accessed from a full height atrium reception area. The space is generally open plan with a number of cellular offices created by demountable partitioning. The space has suspended ceilings incorporating recessed modular lighting units. There are solid floors with a carpet tile/vinyl finish and perimeter trunking as well as A/C in each office. The offices incorporate Male and Female WC’s.

There is also a small trade counter area to the front of the unit.

Internally the property has perimeter trunking and concrete ceilings.

BUILDING AGE	Built c. l975 (c.45 years)

SITE AREA	0.35 ha (0.86 acres)

ACCOMMODATION	As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

109

PROJECT NAME:	UNITED IV
ON BEHALF OF:	BANK OF AMERICA MERRILL LYNCH
VALUATION DATE:	30/09/2020

FLOOR / UNIT	USE	SQ M	SQ FT
Industrial and integrated office	Industrial	1,461.92	15,735
Standalone two storey office	Office	155.14	1,670
TOTAL		1,616.97	17,405

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a report prepared by Arcadis dated February 2020. The report concluded that no major defects were found and that there are no significant costs expected over the Capex period.

The only expenditure documented is for the replacement of the existing comfort cooling systems upon expiry. The estimate for this is £12,000 which we have built into our valuation.

The asset appeared to be in a reasonable state of repair at the time of inspection.

ENVIRONMENTAL CONSIDERATIONS

We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have reviewed and summarised the Phase 1 Environmental Assessment Report carried out by Delta Simmons Environmental Consultants Ltd, dated June 2019.

The key survey findings highlight the following:

•   The site is considered to be of low to moderate environmental sensitivity given the presence of the Secondary Undifferentiated A Aquifers, the significant thickness of the underlying London Clay protecting the Principal Aquifer, the nature of the local surface waters, and the surrounding light industrial, / commercial area.

•   There is considered to be limited potential for current on-site activities to result in land contamination.

•   Soil and groundwater contamination have been confirmed to be present associated with the historical use of the site. The overall risks to human health are considered to be low to moderate

•   Given the limited scope of the available ground investigation data, it is recommended a ground investigation is conducted to verify the Conceptual Site Model and refine potential remediation/ mitigation requirements. However, it was noted that any further intrusive investigations of the site are not required in its current state for due diligence purposes.

•   Overall the site has a low to moderate risk of any potential land contamination and associated environmental liabilities, which is more applicable should the Property undergo significant redevelopment.

110

PROJECT NAME:	UNITED IV
ON BEHALF OF:	BANK OF AMERICA MERRILL LYNCH
VALUATION DATE:	30/09/2020

Having consulted the Environment Agency’s indicative flooding data, the subject property is located in Flood Zone 1 which suggests the development has a low risk of flooding. The flood search shows the property as having a less than 1 in 1,000 annual probability of river sea flooding.

TENURE	We have been provided a draft report on title prepared by Herbert Smith Freehills (undated). We are of the opinion that there are no encumbrances, easements, restrictions, outgoings or conditions that are likely to have an adverse effect on the value of the property and we have assumed that a good and marketable title is held.

VALUATION CONSIDERATIONS

MARKETABILITY AND POTENTIAL PURCHASERS

Since the outbreak of Coronavirus in March this year, there has been a decline in investor sentiment across all sectors. The industrial sector has however, proved to be the most resilient, with strong rent collection levels throughout the year, and a notable increase in investment activity shown from June onwards. In the current market, investors are seeking prime assets that are well-located, with a strong covenant and good building quality.

The subject property provides secondary industrial accommodation in a prime location, let to a reasonable covenant with 5 years unexpired term, providing good security of income to any potential investor. As such, we would expect good investor demand, with interest largely from small property companies and private investors. We consider a sale would be achievable within a 6-9-month marketing period.

MARKETING PERIOD	We are of the opinion that 6 to 12 months should be allowed to find a willing buyer.

EXPOSURE PERIOD	12 - 24 months.

CURRENT VOID PERIODS	6 - 12 months

COSTS AND ADJUSTMENTS	£12,000 capex to repair roof as noted in Arcadis report.

OPINION OF MARKET RENT	We have analysed the below evidence and spoken with local agents to form our opinion of ERV. The property is not located in an established industrial area so there is a dearth of comparable evidence within the vicinity. We have therefore, widened our search parameters to other towns in similar positions around the M25.

Industrial

111

PROJECT NAME:	UNITED IV
ON BEHALF OF:	BANK OF AMERICA MERRILL LYNCH
VALUATION DATE:	30/09/2020

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rennt £ pa (sq ft)
Unit 4 Orchard Business Park, Woking, GU21 5RZ	Industrial	13/08/2020	7,225	Private Individual	10	N/A	£101,150 (£14.00)
Henley Business Park, Guildford, GU3 2DX	Industrial	25/06/2020	12,448	The Fish Society	10	N/A	£143,152 (£11.50)
Barwell Business Park, Leatherhead Road, Chessington, KT9 2NY	Industrial	03/09/2020	11,672	E.T.S Portsmouth	10	N/A	£151,852 (£13.01)
Unit 8, Leatherhead Trade Park, Station Road, KT22 7AG	Industrial	Under Offer	5,795	N/A	N/A	N/A	£86,925 (£15.00)
Unit 12, Wells Point, Gatton Park Business Centre, Redhill, 3AS	Industrial	Available	7,045	N/A	N/A	N/A	£293,633 (£13.95)

OCCUPATIONAL EVIDENCE & COMPARISON

Comparison to Subject

Comparable 1: This deal completed post COVID-19 in August 2020 making it especially relevant considering the ongoing uncertainty. The property is in a comparable location but is of a superior specification. It is also smaller than the subject so the effects of quantum may inflate the rental value. On this basis we would expect the subject property to achieve a weaker rate than this.

Comparable 2: This property is located in an inferior location further from Central London and road networks. It is slightly smaller than the subject property. We are of the opinion that the subject property would achieve a stronger rate than this.

Comparable 3: This comparable is in a similar location and of a similar specification. It is slightly smaller than the subject property. We are of the opinion that the subject property would achieve a similar rate to this.

Comparable 4: This property is comparable in location and specification. It is significantly smaller than the subject property meaning the effects of quantum will likely inflate the rental value. Because of this we would expect the subject property to let at a lower rate than this.

Comparable 5: This property is currently on the market. It is comparable in location but of a higher specification. We are therefore of the opinion that the subject property would achieve a slightly weaker rate than this.

112

PROJECT NAME:	UNITED IV
ON BEHALF OF:	BANK OF AMERICA MERRILL LYNCH
VALUATION DATE:	30/09/2020

Office

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Subject Property	Office	12/04/2019	1,670	SatMap Systems	5	N/A	£29,730 (£17.80)
321 Kingston Road, Leatherhead	Office	04/09/2020	1,366	Private Individual	5	N/A	£28,500 (£20.86)
The Axis Centre, Cleeve Road, Leatherhead	Office	28/05/2020	1,704	Private Individual	5	N/A	£36,000 (£21.13)
Manor House, Church Street, Leatherhead	Office	10/12/2019	1,049	Private Individual	2	N/A	£18,882 (£18.00)

Comparable 1: We are of the opinion that the subject property forms the strongest evidence for ERV.

Comparable 2: This property is in a similar location and of a similar size to the subject. It is of a superior specification. On this basis we would expect the achieve a slightly weaker rate than this.

Comparable 3: This property is located in an established business centre but is comparable in its location. It is of a slightly superior specification Comparable on this basis we would expect to achieve a slightly weaker rate than this.

Comparable 4: This property offers a multitude of small units on short terms similar to a serviced office style. It is comparable in its location but of a superior specification. We are of the opinion that the subject property would achieve similar levels to this.

Taking the above transactions into consideration, we have adopted the following Market Rent;

•   Industrial and Integrated Office: £13.00 per sq ft headline

•   Standalone Office Building: £18.00 per sq ft headline

OPINION OF YIELD

The range of evidence below is between 3.75% - 5.73% EY.

In formulating our opinion of Equivalent Yield we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

113

PROJECT NAME:	UNITED IV
ON BEHALF OF:	BANK OF AMERICA MERRILL LYNCH
VALUATION DATE:	30/09/2020

Property Address	Date	Area (sq Ft)	WAULT (years)	Passing Rant £ pa	Purchase Price £ (NIY)	Comments
Hubert Road, Brentwood	August 2020	43,203	8.67	£246,964	£7,720,000 (4.55%)	• Stronger location • Larger than subject • Similar WAULT • Two tenants

Perivale Park, Perivale	June 2020	578,357	5.76	£6,756,39 1	£202,500,000 (3.75%)	• Stronger location • Much larger site • 32 units let to 24 tenants

Mills Road Industrial Estate, Aylesford	November 2019	57,016	5.10	£483,040	£8,242,102 (5.73%)	• Slightly stronger location • Similar specification • 5 tenants, one vacancy

Comparison to Subject

INVESTMENT EVIDENCE & COMPARISON	Comparable 1: This property was purchased by M7 in August 2020 and is fully let to two tenants with a WAULT of 8.67 years. It has a similar remaining term to expiry. The unit is in a stronger location. We are of the opinion that the subject property would achieve a weaker EY than this property.

Comparable 2: This property was purchased by Segro in June 2020. It comprises 32 units ranging from 4,672 – 69,422 sq ft let to 24 tenants with a WAULT of 5.75 years. It is a considerably larger scheme than the subject. It is in a stronger location and of a higher specification with better access. On this basis we expect the subject property to achieve a weaker rate than this.

Comparable 3: This property was purchased by L&G in November 2019. It comprises 8 industrial units from 7,453 – 14,157 sq ft let to 5 tenants with one unit vacant with a WAULT of 5.1 years. It is a larger scheme in a comparable albeit slightly preferable location. On this basis we are of the opinion that the subject property would achieve a yield close to this level.

Taking the above transactions into consideration, we have adopted the following capitalisation rates;
• Industrial Building & Office: 5.85% EY

VALUATION METHODOLOGY: MARKET VALUE	In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

•   A headline market rent of £234,615 per annum (reflecting £13.00 per sq ft for the Industrial and £18.00 per sq ft for the Office Building)

•   5.85% Equivalent Yield Applied

£3,755,000 (Three Million Seven Hundred and Fifty-Five Thousand Pounds) exclusive of VAT

Net Initial Yield	3.84%
Equivalent Yield	5.65%
Reversionary Yield	5.80%

114

PROJECT NAME:	UNITED IV
ON BEHALF OF:	BANK OF AMERICA MERRILL LYNCH
VALUATION DATE:	30/09/2020

Reflecting a capital value per sq ft of £2,322.22 per sq m (£215.74 per sq ft).

VALUATION METHODOLOGY: VACANT POSSESSION VALUE	In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting the following inputs and rationale; • We have assumed the property is vacant and non-income producing.
• We have applied a Headline Market Rent as per the breakdown detailed above, which reflects a total of £234,615 per annum.

• We have assumed a 5-year term certain and have applied a 6-month void period and 3 month rent free to both the office and industrial elements.

• We have applied £12,000 Capex

• Empty rates are deducted for the marketing void, deferred 3 months for rates relief, and also letting fees based on 15% of Market Rent.

• We have applied an equivalent yield of 6.60%.

£2,995,000 (Two Million Nine Hundred and Ninety-Five Thousand Pounds) exclusive of VAT

Equivalent Yield	6.60%
Reversionary Yield	7.17%

Reflecting a capital value per sq ft of £1,852.26 per sq m (£172.08 per sq ft).

ESTIMATED REINSTATEMENT COST ASSESSMENT (RCA)	The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. We have been provided with a report by Arcadis dated 29 February 2020 which estimates that the reinstatement cost for the building for loan security purposes would be £2,519,000 on a day one basis including fees but excluding VAT and inflation. These figures should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

REMAINING ECONOMIC LIFE	We are of the opinion that the subject property has a remaining economic life of 25 years.

115

PROPERTY ID:	5 - Endeavour Way MV
ON BEHALF OF:	BAML
VALUATION DATE:	30-Sep-2020	FINAL

VALUATION METRICS	(currency -GBP)	KEY FACTS
Metric	Value	Metric	Value
Market Value	5,800,000	Total Area (sq ft)	21,383
Market Value (per sq ft)	271	WAULT to Break by Rent	8.78
Net Initial Yield	3.26%	WAULT to Break by ERV	7.92
Reversionary Yield	4.76%	WAULT to Expiry by Rent	8.78
Equivalent Yield	4.50%	WAULT to Expiry by ERV	7.92
Gross Income (p.a.)	205,000	Percentage of Vacancy (Area)	0.00%
Gross Income (p.a.) (per sq ft)	10	Percentage of Vacancy (ERV)	0.00%
*Adj. Gross Income	205,000	Number of Tenants	2
Adj. Gross Income (per sq ft)	10	Tenure	Freehold
Net Income (p.a.)	205,000	Expiry Voids (months)	—
Net Income (p.a.) (per sq ft)	10
Gross Rental Value	299,362
Gross Rental Value (per sq ft)	14
Capital Expenditure	-94,904
Transaction Costs	6.62%
Over / Under Rented	-31.52%

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
HYDRO CLEANSING LIMITED	4.64	4.64	13,111	105,000	183,554	51.2%
LEADER TRUCKS LIMITED	13.12	13.12	8,272	100,000	115,808	48.8%
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
Other	—	—	—	—	—	—
Vacant	n/a	n/a	—	n/a	—	n/a
Total	7.92	7.92	21,383	205,000	299,362	100.0%

Printed 01/02/2021 13:23	116

PROPERTY ID:	5 - Endeavour Way MV
ON BEHALF OF:	BAML
VALUATION DATE:	30-Sep-2020	FINAL

Printed 01/02/2021 13:23	117

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

PROPERTY REPORT

UNITS 1,2 & 3 ENDEAVOUR WAY, CROYDON, CRO 4TR

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
JOHN O’NEILL MRICS & MAX MASINI ASSOC. RICS	18/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•   Croydon is strategically located for Central London and the M25.

•   Demand for multi-let industrial property remains buoyant, particularly those with asset management opportunities and those situated in the South East. The Property is located within Greater London, of particular interest to investors seeking Industrial Estates at the current time.

• Capital expenditure is required. • The buildings are older than other properties within the market. • Limited yard space which may reduce the number of potential occupiers.

OPPORTUNITIES	THREATS
• Realise the reversion on the Hydro Cleansing unit at break/lease expiry.

•   Occupier demand weakens and there is an impact on the cashflow.

•   Potentially coming towards the top of the property cycle which could see a fall in value.

•   Uncertainty remains over the ongoing COVID- 19 pandemic.

LOCATION & SITUATION

LOCATION & SITUATION	Croydon is a large town and London Borough in south London 15.3 km (9.5 miles) south of Central London.
East Croydon is a major hub of the national railway transport system, with frequent fast services to Central London, Brighton and the south coast. Journey times are approximately 15 minutes to London Blackfriars, London Bridge and London Victoria as well as London Gatwick Airport. There are also services from West Croydon and South Croydon railway stations and the town is unique in Greater London for its tramline light rail system.

Croydon is 18.4 miles (29.6 km) north of London Gatwick Airport which is a circa 30 minute drive and 24.9 miles (40.07 km) south-east of Heathrow Airport although this is more easily accessed from the M25 increasing the distance to 44.5 miles (71.62 km).

118

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

Croydon benefits from a good road network with Junction 7 of the M25 lying 10.2 miles (16.42 km) south where the M23 leading to the south coast is also accessed.

The subject property is situated in an established industrial estate on Endeavour Way, off Beddington Farm Road which connects to Coomber Way and Ampere Way which is to the west of the Purley Way (A23).

The site is approximately 8 miles (12.87 km) north of the M23, which in turn provides swift access to Junction 7 of the M25 and the wider national motorway network.

Therapia Lane Tramlink Stop is within easy walking distance linking the property to East Croydon and Wimbledon mainline stations as well as providing access to Beckenham to the east.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property comprises five industrial units situated within a terrace of seven units. Two units, 4&5, are not within the ownership of the Borrower and do not form part of this valuation. Units 1-2 have been knocked into one unit, and 3 is a single unit. Units 6-7 have also been knocked into one unit.

Construction is of steel portal framed with concrete infill block walls and profile metal sheet cladding. The roof is pitched and profiled with asbestos cement sheets incorporating single skin GRP roof lights.

The specification of the units includes solid concrete flooring, sky lights, and steel roller shutter doors to the front of each unit with an additional door on the west flank of unit 1-2.

Units 1-2 includes two storey office accommodation with stair access between the floors, providing WCs, kitchen, offices and ground floor level and training rooms at first floor level. The specification is typical for these types of offices; carpet floor tiles, painted plaster walls, suspended ceilings incorporating fluorescent lighting.

Units 3 and 6-7 have single storey ancillary accommodation providing offices and WC facilities. Finishes include textured ceilings, surface mounted lighting, painted plaster walls and carpet floor tiles.

External areas to each unit include a self-contained yard to the front, predominantly surfaced with concrete. A small car parking area is provided to unit 6-7 enclosed by steel palisade fencing, gates and masonry walls.

BUILDING AGE	c. l980 (c. 40 years)

SITE AREA	0.4 ha (0.98 acres)

ACCOMMODATION	As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

119

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

FLOOR / UNIT	USE	SQ M	SQ FT
1,2,3	Industrial	1,224.80	13,111
6,7	Industrial	768.50	8,272
TOTAL		1,993.30	21,383

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a report prepared by Arcadis dated March 2020. The report concluded the following:

•   The building is in a generally sound order throughout and is suitable for its current purpose.

•   Some services have a limited remaining service life and works will be required to replace plant as it ages, but these costs should fall to the tenant.

The key survey findings highlight low to medium risk items. Works that are required in the short (2-5 years) term repairs, classed as medium risk. The total cost for these works is estimated at £50,000 and are summarised as: The replacement of degraded skylight panels to main warehouse roof.

There is one low risk (5-10 years) term repair, classed a low risk item. The total cost for the work has not been costed due to the cost expected to be below the project threshold. These works are summarised as: Minor works to electrical infrastructure, lighting, ventilation, plumbing and drainage.

The asset appeared to be in a reasonable state of repair at the time of inspection.

ENVIRONMENTAL CONSIDERATIONS

We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have reviewed and summarised the Phase 1 Environmental Assessment Report carried out by Delta Simmons Environmental Consultants Ltd, dated August 2017.

The key survey findings highlight the following:

•   The site is considered to be of low to moderate environmental sensitivity given the presence of the Secondary Undifferentiated A Aquifers over Unproductive Strata below the site, the nearest surface water feature, the absence of the ecological receptors and the industrial use of the surrounding area.

•   Evidence of oil was noted on inspection; however, this is the tenants’ responsibility. Moreover, given the predominant presence of the hardstanding, the oils are unlikely to have caused any contamination.

•   The risk of significant possible pollutant linkages existing in the context of the site remaining in its current use is low to site users and off-site receptors.

120

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

•   Given that there is currently oil on site, it would be prudent to undertake an intrusive land investigation in the future, should any of the tenants vacate.

•   Overall the site has a low to moderate risk of any potential land contamination and associated environmental liabilities.

Having consulted the Environment Agency’s indicative flooding data, the subject property is located in Flood Zone 1 which suggests the development has a low risk of flooding. The flood search shows the property as having a less than 1 in 1,000 annual probability of river sea flooding.

TENURE	We have been provided a draft report on title prepared by Herbert Smith Freehills. We are of the opinion that there are no encumbrances, easements, restrictions, outgoings or conditions that are likely to have an adverse effect on the value of the property and we have assumed that a good and marketable title is held.

VALUATION CONSIDERATIONS

MARKETABILITY AND POTENTIAL PURCHASERS

Since the outbreak of Coronavirus in March this year, there has been a decline in investor sentiment across all sectors. The industrial sector has however, proved to be the most resilient, with strong rent collection levels throughout the year, and a notable increase in investment activity shown from June onwards. In the current market, investors are seeking prime assets that are well-located, with a strong covenant and good building quality.

The subject property provides secondary industrial accommodation in a prime location, let to a reasonable covenant with 5 years unexpired term, providing good security of income to any potential investor. As such, we would expect good investor demand, with interest largely from small property companies and private investors. We consider a sale would be achievable within a 6-9-month marketing period.

MARKETING PERIOD	We are of the opinion that 6 to 12 months should be allowed to find a willing buyer.

EXPOSURE PERIOD	12 - 24 months.

CURRENT VOID PERIODS	6 – 12 months

COSTS AND ADJUSTMENTS	£50,000 capex to repair roof as noted in Arcadis report.

OPINION OF MARKET RENT

According to PROMIS market data prime rents in Croydon currently stand at £13.00 per sq ft. We expect there to be some levels of downward pressure due to the COVID-19 pandemic. Croydon is a strong industrial location with access into the national road network, public transport hubs and quick access to central London

In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

121

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

	Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
	Unit 7, Beddington Trading Park, Croydon, CR0 4TT	Industrial	28/01/2020	9,247	Chelsea Timer Merchants	10	N/A	127,146.25 (13.75)
	69 Imperial Way, Silverwing Industrial Estate, Horatius Way, Croydon, CR0 4RR	Industrial	03/10/2019	23,520	Private Individual	10	N/A	236,259 (10.05)
	Unit 4 Beddington Trading Park, Croydon, CR0 4TT	Industrial	24/07/2019	20,891	Private Individual	10	N/A	266,360 (12.75)
	Nelson Trading Estate, The Path, London, SW19 3BL	Industrial	05/02/2019	17,439	Forever Young Ltd	5	N/A	212,407 (12.18)

OCCUPATIONAL EVIDENCE & COMPARISON	Comparison to Subject
	Comparable 1: This comparable is located within a close proximity to the subject property. It is of a similar specification but is smaller than the subject. We are of the opinion that the subject property will achieve a similar rate to this.
	Comparable 2: This property it in an inferior location but is of a comparable size and specification. On this basis we would expect the subject unit to achieve a higher rate than this.
	Comparable 3: This comparable is located in a close proximity to the subject. It is of a similar size and specification. This deal is now over a year old so on this basis we would expect the subject property to achieve a greater rate than this comparable.
	Comparable 4: This property is in a slightly off pitch location – inferior to that of the subject property. It is slightly smaller than the subject but of a comparable specification. On this basis we would expect the subject property to achieve a stronger rate than this.

	Taking the above transactions into consideration, we have adopted the following Market Rent;

	• Unit 1&2, 3, 6&7: £14.00 sq ft headline

OPINION OF YIELD

The range of evidence below demonstrates a yield range between 3.75% - 5.73%. Due to the strong location of this asset we would expect it to achieve towards the sharper end of this range. We believe it will have softened slightly since it last transacted due to the impacts of the COVID-19 pandemic.

In formulating our opinion of Yield, we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

122

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (EY)	Comments
Endeavour Way, Croydon, CR0	April 2020	21,456	8.90	£205,276	£5,618,000	Subject Property
Hubert Road, Brentwood	August 2020	43,203	8.67	£246,964	£7,720,000 (4.55%)	Comparable location Larger than subject Similar WAULT Two tenants
Perivale Park, Perivale	June 2020	578,357	5.76	£6,756,391	£202,500,000 (3.75%)	Similar location Much larger site 32 units let to 24 tenants
Mills Road Industrial Estate, Aylesford	November 2019	57,016	5.10	£483,040	£8,242,102 (5.73%)	Comparable location Similar specification 5 tenants, one vacancy

Comparison to Subject
INVESTMENT EVIDENCE & COMPARISON	Comparable 1: This is the sale of the subject property which provides the most useful evidence for what the asset would likely achieve if put for sale on the open market at the valuation date.

Comparable 2: This property was purchased by M7 in August 2020 and is fully let to two tenants with a WAULT of 8.67 years. It has a very similar remaining term to expiry. The unit is in a comparable location. We are of the opinion that the subject property would achieve a similar EY.

Comparable 3: This property was purchased by Segro in June 2020. It comprises 32 units ranging from 4,672 – 69,422 sq ft let to 24 tenants with a WAULT of 5.75 years. It is a considerably larger scheme than the subject. It is in a comparable location but of a higher specification and has better access. On this basis we expect the subject property to achieve a weaker rate than this.

Comparable 4: This property was purchased by L&G in November 2019. It comprises 8 industrial units from 7,453 – 14,157 sq ft let to 5 tenants with one unit vacant with a WAULT of 5.1 years. It is a larger scheme in an inferior location. On this basis we are of the opinion that the subject property would achieve a sharper rate than this.

Taking the above transactions into consideration, we have adopted a 4.50% Equivalent Yield as the capitalisation rate.

VALUATION METHODOLOGY: MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

•   A headline market rent of £299,362 per annum (reflecting £14.00 per sq ft)

• 4.50% Equivalent Yield Applied
£5,800,000 (Five Million Eight Hundred Thousand Pounds) exclusive of VAT

Net Initial Yield	3.26%
Equivalent Yield	4.50%
Reversionary Yield	4.76%

Reflecting a capital value per sq ft of £2,919.63 per sq m (£271.24 per sq ft).

123

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

VALUATION METHODOLOGY: VACANT POSSESSION VALUE	In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting the following inputs and rationale; • We have assumed the property is vacant and non-income producing.
• We have applied a Headline Market Rent as per the breakdown detailed above, which reflects a total of £299,362 per annum.
• We have applied 6 months void and 3 months’ rent free to all units.

• We have applied £50,000 capital expenditure.

• Empty rates are deducted for the marketing void, deferred 3 months for rates relief, and also letting fees based on 15% of Market Rent.

• We have applied an equivalent yield of 5.36%.

£4,970,000 (Four Million Nine Hundred and Seventy Thousand Pounds) exclusive of VAT

Equivalent Yield	5.36%
Reversionary Yield	5.40%

Reflecting a capital value per sq ft of £2,229.96 per sq m (£207.17 per sq ft).

ESTIMATED REINSTATEMENT COST ASSESSMENT (RCA)	The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. We have been provided with a report by Arcadis dated 29 February 2020 which estimates that the reinstatement cost for the building for loan security purposes would be £3,245,000 on a day one basis including fees but excluding VAT and inflation. These figures should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

REMAINING ECONOMIC LIFE	We are of the opinion that the subject property has a remaining economic life of 25 years.

124

PROPERTY ID:	6 - Veridion Way
ON BEHALF OF:	BAML
VALUATION DATE:	30-Sep-2020	FINAL

VALUATION METRICS	(currency - GBP)
Metric	Value
Market Value	3,650,000
Market Value (per sq ft)	221
Net Initial Yield	4.26%
Reversionary Yield	5.53%
Equivalent Yield	5.25%
Gross Income (p.a.)	165,753
Gross Income (p.a.) (per sq ft)	10
*Adj. Gross Income	165,753
Adj. Gross Income (per sq ft)	10
Net Income (p.a.)	165,753
Net Income (p.a.) (per sq ft)	10
Gross Rental Value	215,200
Gross Rental Value (per sq ft)	13
Capital Expenditure	0
Transaction Costs	6.51%
Over / Under Rented	-22.98%

KEY FACTS
Metric	Value
Total Area (sq ft)	16,553
WAULT to Break by Rent	4.39
WAULT to Break by ERV	4.74
WAULT to Expiry by Rent	7.27
WAULT to Expiry by ERV	7.24
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	2
Tenure	Long Leasehold
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
DB WHOLESALE & DISTRIBUTION LIMITED	2.47	7.48	8,243	95,450	107,200	57.6%
BLL HOLDINGS LIMITED	7.00	7.00	8,310	70,303	108,000	42.4%
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
Other	—	—	—	—	—	—
Vacant	n/a	n/a	—	n/a	—	n/a

Total	4.74	7.24	16,553	165,753	215,200	100.0%

125

PROPERTY ID:	6 - Veridion Way
ON BEHALF OF:	BAML
VALUATION DATE:	30-Sep-2020	FINAL

126

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

PROPERTY REPORT

UNITS 6 & 8 VERIDION WAY, ERITH DA18 4AL

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
ANTHONY WILSON-O’NEILL MRICS	17/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•   Modern units with a good specification.

•   Good configuration with a 51% site coverage.

•   Demand for multi-let industrial property is strong, particularly those with asset management opportunities and those situated in the South East. The Property is located within Greater London which are of interest to investors seeking Industrial Estates at the current time.

•   Limited amount of capex required.

•   WAULT of 7.27 years (WAULTC 4.39 years).

•   Fixed increases within the tenant’s leases.

• The property is held on a long leasehold, and although it’s a virtual freehold (999 year lease), some investors will view this negatively.

OPPORTUNITIES	THREATS
• Unit 8 is currently at a passing rent at £8.47 per sq ft and is highly reversionary.	• None

LOCATION & SITUATION

LOCATION & SITUATION

East Thamesmead is on the edge of Erith. Erith falls just within the Greater London Borough of Bexley on the South Bank of the River Thames and on the edge of the northern Kent border. The town is approximately 5.8 km (3.6 miles) north west of Dartford, 22 km (14 miles) east of Central London and 44 km (27 miles) north west of Maidstone.

The town lies approximately 6.45 km (4 miles) east of Junction 1a of the M25 Motorway and the QE2 Bridge. It is located within the Thames gateway area and nearby industrial locations include Purfleet and Dartford. Tilbury Docks, a major international freight terminal, is 16 km (10 miles) to the south east.

Erith benefits from a good road network with Junction 3 of the M20 lying 19.3 km (12 miles) to the south via the M25 link providing access to Dover and the Channel Tunnel.

127

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

Erith is well placed on the rail network benefitting from direct services to London Bridge and London Cannon Street Stations with a fastest journey time of 34 minutes.

In addition, air transport is provided at London City Airport, approximately 9 km (6 miles) to the north-west while Gatwick, Heathrow, Luton and Stansted Airports are easily accessible via the M25 Motorway.

Erith is situated in West Kent within the M25 between Crayford and Belvedere and is on the border of South East London.

Veridion Way is accessed via Waldrist Way off Yarnton Way which is accessed directly from the A2016 Eastern Way. The M25 junction 1 a is within 6.4 km (4 miles) and other main routes include the A206, A207 and A2.

Belvedere station is approximately 2.4 km (1.5 miles) via Yarnton Way via car or within 0.7 km (0.4 miles) by foot.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property comprises two industrial units, built in 2008 and provides typical accommodation for small businesses.

Construction is of steel portal framed with concrete infill block walls and profile metal sheet cladding. The roof is pitched and covered with profile metal sheeting. Generally, the exterior of the units presents in a good manner as they are only 10 years old.

The specification of the units includes solid concrete floor, sky lights, a WC, kitchenette facilities, (heated) roller shutter doors to the rear and pedestrian doors to the front. The majority of units had overhanging lights whilst beneath the mezzanines was fluorescent strip lighting.

Some of the units benefitted from gas warm air blowers (although there is a possibility these may have been tenant improvements). Fire exits are found to the rear and front of the units.

The property is currently configured as two units, extending to 769.9 sq m (8,287 sq ft) and 776.8 sq m (8,362 sq ft). The units are square in shape.

The mezzanines were installed by the tenant themselves. Typically, the mezzanines were used for storage and/or as office space and were presented well.

BUILDING AGE	2008

SITE AREA	0.30 ha (0.75 acres).

ACCOMMODATION	As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

FLOOR / UNIT	USE	SQ M	SQ FT
6	Industrial / office	769.9	8,243
8	Industrial / office	777	8,310
TOTAL		1,546.9	16,553

128

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a Technical Due Diligence report prepared by Arcadis dated 20 March 2020. The report concludes that the property is in good condition and there are no significant defects or concerns with the Property.

The Property appeared to be in a reasonable state of repair at the time of inspection.

ENVIRONMENTAL CONSIDERATIONS

We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase 1 Environmental Summary carried out by Ambiente Ltd dated August 2017. The report considers there to be limited potential for current on-Site activities to result in land contamination. The level of contamination risk from on site or surrounding use is considered to be acceptably low for the current use.

In addition, the report confirms the site is located in an area considered to have a low potential risk of flooding.

TENURE

We have been provided with a Certificate of Title prepared by Herbert Smith Freehills dated 2020.

The property is held leasehold, under two title numbers:

Unit 6 - SGL737066

Unit 8 – SGL737067

The headlease for Unit 6 is for a term of 999 years from 31 May 2011, subject to a peppercorn rent.

The headlease for Unit 8 is for a term of 999 years from 31 May 2011, subject to a peppercorn rent.

VALUATION CONSIDERATIONS

MARKETABILITY AND POTENTIAL PURCHASERS

The Property offers strong underlying fundamentals and is situated in an established industrial location. The property is of good specification and quality whilst benefiting from an attractive term to lease expiry for units of this nature.

The lot size is favourable, and we would anticipate the investment market would be keen to acquire the buildings in the open market. We are of the opinion the typical purchasers of this type of property would be Prop Co’s, REITS and Pension Funds.

MARKETING PERIOD	We are of the opinion that 6 to 12 months should be allowed to find a willing buyer.

129

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

EXPOSURE PERIOD	6 - 12 months.

CURRENT VOID PERIODS	None

COSTS AND ADJUSTMENTS	None

OPINION OF MARKET RENT	In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Unit 6 Bilton Road Industrial Estate, Erith	Warehouse	Aug 20	16,968	Hemres	10	None	£10.00
Unit 8, Northend Trading Estate, Erith	Warehouse	July 20	1,446	Grosik Online	5	2 year (LL)	£12.10
Acorn Industrial Park, Dartford,	Warehouse	May 20	4,439	RSH Audio Ltd	10	None	£11.26
Unit 2 Horizon Business Centre, ERITH	Warehouse	Sep 19	2,468	Remote Pharma Solutions	5	None	£11.65

OCCUPATIONAL EVIDENCE & COMPARISON

Comparison to Subject

Comparable 1: Poor specification and larger compared to the subject property. Clear height of 3.5m. The subject property is a more desirable unit.

Comparable 2: Older and inferior unit compared to the subject property. The subject property is a more desirable unit.

Comparable 3: Located in Dartford which is close to Erith. This unit is poorer in specification and age.

Comparable 4: Older unit however benefits from 6.4m clear internal height. Rental levels have increased significantly since this transaction.

Taking the above transactions into consideration, we have adopted the following Market Rent;

•   Unit 6: £13.00 sq ft headline

•   Unit 8: £13.00 sq ft headline

•

OPINION OF YIELD	In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

130

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
Subject Property	April 20	16,649	7.27	165,753	£3.6M (4.31%)	£216.23psf. Subject property
Quarry Wood Industrial Estate	July 20	458,000	2.19	£2,310,000	£38.05 (5.69%)	83.00psf. 15 tenants, 16 acre site.
Schooner Park, Dartford DA2 6QP	June 20	29,488	4.96	£377,560	£6.475 (5.46%)	£219.58psf. Passing rent inc unit 19.
Kencot Close Business Park, Erith DAI 8 4AB	Dec 19	35,997	n/k	£437,892	£8.75 (4.69%)	£243psf. Multi let estate with 28 units.

INVESTMENT EVIDENCE & COMPARISON	Comparison to Subject
Comparable 1: Best evidence as sold five months prior to valuation date.
Comparable 2: Located in an inferior location, subject property is more desirable.
Comparable 3: Comparable estate located in Dartford, also reversionary similar to subject property.
Comparable 4: Located very close to subject property, we would expect a similar yield however this sale is slightly dated.
Taking the above transactions into consideration, we have adopted the following capitalisation rates;
• Unit 6: 5.25% Equivalent Yield • Unit 8: 5.25% Equivalent Yield

VALUATION METHODOLOGY: MARKET VALUE	In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

•   Two industrial buildings built in 2007, let to two separate tenants with an unexpired term of 7.27 years.

•   Market rent of £13.00 per sq ft applied which produces a gross rental value of £215,200.

•   No holding costs or void periods applicable.

•   Applied 5.25% Equivalent Yield to both units.

£3,650,000 (Three Million Six Hundred and Fifty Thousand Pounds) exclusive of VAT

Net Initial Yield	4.26%
Equivalent Yield	5.25%
Reversionary Yield	5.53%

VALUATION METHODOLOGY: VACANT POSSESSION VALUE

Reflecting a capital value of £2,373.44 per sq m (£220.50 per sq ft).

In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting the following inputs and rationale;

• We have assumed the property is vacant and non-income producing.
• We have applied a Headline Market Rent as per the breakdown detailed above, which reflects a total of £215,200 per annum.

131

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

• We have applied a 9-month letting void on each unit. We have applied a 6 month rent free on the both units assuming a 5-year term certain.

• Empty rates are deducted for the marketing void, deferred 6 months for rates relief, and also letting fees based on 15% of Market Rent.

• We have applied an equivalent yield of 6.25% on both units.

£2,950,000 (Two Million Nine Hundred and Fifty Thousand Pounds) exclusive of VAT

Equivalent Yield	6.24%
Reversionary Yield	6.80%

Reflecting a capital value of £1,918.34 per sq m (£178.22 per sq ft).

ESTIMATED REINSTATEMENT COST ASSESSMENT (RCA)	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment (RCA). We have been provided with an RCA by Arcadis and dated 13 March 2020 which estimates a total day one reinstatement cost of £2,904,000 excluding VAT and inflation.

REMAINING ECONOMIC LIFE	We are of the opinion that the subject property has a remaining economic life of 25 years.

132

PROPERTY ID:	7 - Ripple Road (CdP)
ON BEHALF OF:	BAML
VALUATION DATE:	30-Sep-2020

VALUATION METRICS	(currency - GBP)

Metrics	Value
Market Value	7,775,000
Market Value (per sq ft)	307
Net Initial Yield	4.68%
Reversionary Yield	4.68%
Equivalent Yield	4.79%
Gross Income (p.a.)	388,070
Gross Income (p.a.) (per sq ft)	15
*Adj. Gross Income	388,070
Adj. Gross Income (per sq ft)	15
Net Income (p.a.)	388,070
Net Income (p.a.) (per sq ft)	15
Gross Rental Value	388,124
Gross Rental Value (per sq ft)	15
Capital Expenditure	0
Transaction Costs	6.66%
Over / Under Rented	-0.01%

KEY FACTS

Metrics	Value
Total Area (sq ft)	25,351
WAULT to Break by Rent	9.30
WAULT to Break by ERV	9.30
WAULT to Expiry by Rent	19.30
WAULT to Expiry by ERV	19.30
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	Freehold
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
ARRIVA LONDON NORTH LIMITED	9.30	19.30	25,351	388,070	388,124	100.0%
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
Other	—	—	—	—	—	—
Vacant	n/a	n/a	—	n/a	—	n/a

Total	9.30	19.30	25,351	388,070	388,124	100.0%

133

PROPERTY ID:	7 - Ripple Road (CdP)
ON BEHALF OF:	BAML
VALUATION DATE:	30-Sep-2020	FINAL

134

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

PROPERTY REPORT

ARRIVA, RIPPLE ROAD, BARKING, IG11 0ST

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
NICK HEWITT MRICS	23/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Located in close proximity to Central London. • Established industrial location	• Dated property.

OPPORTUNITIES	THREATS
• Ensure tenant remains in occupation beyond 2030 break.	• Market deterioration due to Covid-19.

LOCATION & SITUATION

LOCATION & SITUATION

Barking is a major commercial and industrial centre, located approximately 9 miles to the east of central London. The town benefits from excellent road links, with easy access to the A13 providing access to Central London to the West and the M25 (Junction 30) to the east.

Barking mainline railway station and underground (District and Hammersmith & City lines) provide a regular service to London Fenchurch Street with a journey time of approximately 14 minutes. London City Airport is located 5.5 miles to the South West.

The property is situated on Ripple Road, in the immediate proximity to the A13, accessible from the westbound carriageway.

PROPERTY DESCRIPTION

DESCRIPTION	The workshop is a high bay industrial building based around a steel portal frame. There is internal office accommodation on the first floor.

There is a separate canteen building which is made from brick block construction and a separate vehicle repair unit. The yard is to the rear of the property whilst staff and visitor parking is to the front of the property.

BUILDING AGE	1975

135

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

SITE AREA	Approximately 1.8 acres (0.73 ha)

ACCOMMODATION	As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area basis (GIA).

FLOOR / UNIT	USE	SQ M	SO FT
Warehouse	Warehouse	5,938	25,351
TOTAL		5,938	25,351

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a report prepared by Arcadis dated 20th March 2020. The report outlines that both units A & B are in reasonable condition for their age showing some signs of wear and tear but providing suitable accommodation for the tenants requirement. In addition, the tenant is in occupation under an FRI lease therefore all repair and refurbishments works will fall to the tenant.

The report notes that the landlord will need to carry out repairs to outstanding remedial works at lease end, however the costs are expected to fall below the level of materiality.

ENVIRONMENTAL CONSIDERATIONS

We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Technical Due Diligence report prepared by Arcadis dated 2nd March 2020. The report highlights that there are asbestos containing materials on the sight which require careful maintenance, the responsibility for which falls on the current tenant.

The report also outlined the presence of Japanese knotweed. It is understood that the current tenant has commenced works for the removal of the vegetation which is expected to last several years.

Additionally we have been provided with a Phase 1 Environmental Assessment prepared by Delta Simmons dated September 2019. The report summarises “On the basis of available information, Delta-Simons considers that with regard to potential soil and groundwater contamination issues and associated environmental liabilities, the Site represents an investment opportunity with a Low to Moderate overall risk status in the context of its ongoing use and obtaining an environmental insurance policy.” No further works are required for land contamination purposes for continued use.

We have also been provided with a report prepared by Ambiente Group Uk Ltd dated March 2020 which classifies the environmental risk of the site to be low to moderate.

136

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

TENURE

We understand the property is held freehold.

We have been provided with an unsigned certificate of title prepared by Herbert Smith Freehills LLP which confirms the property had a good and marketable title.

VALUATION CONSIDERATIONS

MARKETABILITY AND POTENTIAL PURCHASERS	Should this property be brought to the market, we believe there would be a significant level of interest in the asset and would like sell to a wider variety of investors including, Prop Co’s, REITS and Pension Funds.

MARKETING PERIOD	We are of the opinion that 6-12 months should be allowed to find a willing buyer.

EXPOSURE PERIOD	6 – 12 months.

CURRENT VOID PERIODS	None.

COSTS AND ADJUSTMENTS	None.

OPINION OF MARKET RENT	In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

137

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Arriva, Barking Ripple Road	Warehouse	January 2020	25,351	Arriva	20	10	£15.31
Unit 19, Alpine Way, Barking	Warehouse	April 2019	18,000	Ministry of Housing	10	—	£14.75
Unit 1, Segro Park, Rainham	Warehouse	April 2019	57,520	Babcock Ltd	12.5	—	£10.25
Unit 9 Gemini Business Park, Beckton	Warehouse	February 2018	20,000	Unknown	10	—	£13.50

OCCUPATIONAL EVIDENCE & COMPARISON	Comparison to Subject
Comparable 1: Subject property own best evidence.
Comparable 2: Trade counter property which is reflective in high rent.
Comparable 3: Modern unit but inferior location.
Comparable 4: Refurbished and located in established industrial location.
Taking the above transactions into consideration, we have adopted the following Market Rent;
• £15.31 per sq ft headline
The property has a low site coverage of 32% and therefore we have analysed the passing rent as follows using our own assumptions:

The overall site area is approximately 78,000 sq ft. Assuming a usual site cover of 40%, and a warehouse market rent of £11 per sq ft, this equlas a rent of £344,612. The remaining £43,458 (which totals the passing rent of £388,070) can therefore be attributed to the remainder of the space of approximately 47,000 sq ft. This area breaks back to £0.92 per sq ft.

We believe the passing rent on the property is reflective of a higher rate per sq ft because of the low site coverage.

OPINION OF YIELD	In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

138

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
Subject property	April 2020	63,919	4.24	£630,695	£7.75m
DHL, Barking	April 2019	114,981	2.00	£841,661	£24.26m (3.25%)	Bought by Valor Real Estate Partners.
IO Centre, Barking	U/O	25,676	7.73	£297,073	*3.75%	*We understand the property is currently under offer at 3.75%

INVESTMENT EVIDENCE & COMPARISON	Comparison to Subject
Comparable 1: the subject property is its own best evidence.
Comparable 2: Superior quality building.
Comparable 3: Recently refurbished, superior quality building.

Taking the above transactions into consideration, we have adopted the following capitalisation rates;

• Subject Property: 4.68% Net Initial Yield

VALUATION METHODOLOGY: MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

•   Passing rent of £388,070 which equates to £15.31

• Market Rent of £316,887 which equates to £12.50 per sq ft

• We have capitalised the passing rent at a Net Initial yield of 4.68% which produces a rounded value of:

£7,775,000 (Seven Million Seven Hundred and Seventy Five Thousand Pounds) exclusive of VAT

Net Initial Yield	4.68%
Equivalent Yield	4.79%
Reversionary Yield	4.68%

Reflecting a capital value of £3,304.64 per sq m (£307.00 per sq ft).

VALUATION METHODOLOGY:	In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting the following inputs and rationale;

VACANT POSSESSION VALUE

•   We have assumed the property is vacant and non-income producing.

•   Market Rent of £316,887 which equates to £15.31 per sq ft

•   We have applied a 6 month letting void and a 6 month.

•   We have deducted legal and letting fees at 15% of Market Rent as capital cost from the Gross Market Value

•   We have applied an equivalent yield of 5.00% which produces a rounded market value of:

£6,820,000 (Six Million Eight Hundred and Twenty Thousand Pounds) exclusive of VAT

139

PROJECT NAME: ON BEHALF OF: VALUATION DATE:	UNITED IV BANK OF AMERICA MERRILL LYNCH 30/09/2020

Equivalent Yield	5.00%
Reversionary Yield	5.25%

Reflecting a capital value of £2,895.60 per sq m (£269.00 per sq ft).

ESTIMATED REINSTATEMENT COST ASSESSMENT (RCA)	The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. We have been provided with a report by Arcadis dated 29 February 2020 which estimates that the reinstatement cost for the building for loan security purposes would be £2,935,000 on a day one basis including fees but excluding VAT and inflation. These figures should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

REMAINING ECONOMIC LIFE	We are of the opinion that the subject property has a remaining economic life of 25 years.

140

PROPERTY ID:	8 - Hubert Road MV
ON BEHALF OF:	BAML
VALUATION DATE:	30-Sep-2020	FINAL

VALUATION METRICS	(currency - GBP)

Metric	Value
Market Value	7,720,000
Market Value (per sq ft)	179
Net Initial Yield	2.97%
Reversionary Yield	5.20%
Equivalent Yield	4.97%
Gross Income (p.a.)	246,964
Gross Income (p.a.) (per sq ft)	6
*Adj. Gross Income	366,916
Adj. Gross Income (per sq ft)	8
Net Income (p.a.)	246,964
Net Income (p.a.) (per sq ft)	6
Gross Rental Value	432,030
Gross Rental Value (per sq ft)	10
Capital Expenditure	-82,895
Transaction Costs	6.66%
Over / Under Rented	-15.07%

KEY FACTS
Metric	Value
Total Area (sq ft)	43,203
WAULT to Break by Rent	2.38
WAULT to Break by ERV	2.32
WAULT to Expiry by Rent	5.87
WAULT to Expiry by ERV	5.43
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	3
Tenure	Freehold
Expiry Voids (months)	6

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
Careco (UK) Ltd	1.32	3.62	29,875	246,964	298,750	67.3%
J C Buck Limited	4.59	9.49	13,328	119,952	133,280	32.7%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—		—
Vacant	n/a	n/a	—	n/a		n/a

Total	2.32	5.43	43,203	366,916	432,030	100.0%

141

PROPERTY ID:	8 - Hubert Road MV
ON BEHALF OF:	BAML
VALUATION DATE:	30-Sep-2020	FINAL

142

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

UNITS B1-B3, HUBERT ROAD, BRENTWOOD, CM14 4JE

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
KATHY O'REILLY MRICS	28/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS

- 100% let to tenants that would be considered to be very low risk in terms of covenant strength.
- Three modern industrial units located on a dedicated industrial estate.
- Brentwood is an affluent commuter town with good connections to London.

WEAKNESSES

- Japanese Knotweed has been detected on site and will require ongoing monitoring.
- Even though the property is 100%; let off a WAULT of 5.87 Years, its term certain is 2.38 years due to break options on the CareCo units in January 2022.

OPPORTUNITIES

- The units would be readily marketable in the event of vacancy.

THREATS

- Competition from industrial developments in the surrounding catchment.
- Threat of wider deterioration of the industrial market.
- Global Economic uncertainty from Covid-19.

LOCATION & SITUATION

LOCATION & SITUATION

Brentwood is located within Essex in the East of England. Strategically located 20 miles East of Central London and adjacent to the M25 it forms part of the London commuter belt. The town benefits from excellent road links, the South West of Brentford is connected to junction 28 of the M25. This provides access to the M1 motorway and the North in 26.5 miles and the M20 to Dover in under 18 miles.

Brentwood is located on the Great Eastern railway line, with journey times to London Liverpool Street station taking approximately 40 minutes. London City Airport is located 13.5 miles to the South West.

The property is situated on Hubert Road, within an industrial area of central Brentwood. Brentwood railway station is less than a mile to the East and the A1023 is just 200 metres North, this provides direct access to the M25.

143

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY DESCRIPTION

DESCRIPTION

The property on Hubert Road comprises a terrace of 3 similar units comprising of a steel portal frame construction. Each unit has a two-story section of office at the front of the unit and staff accommodation with the remainder of the unit being warehouse facilities currently used for storage and distribution.

The premises benefits from concreted roadways with tarmac sections. The main structure of the property is of traditional steel portal framed construction. The roof to the property comprises profiled metal sheeting. The external elevations of the warehouse section of the property are formed of a combination of brickwork and profiled metal cladding.

Lighting to the warehouse areas are generally comprised of fluorescent and LED fittings. Heating to the warehouse is provided by suspended gas fired air distribution heaters.

BUILDING AGE

Built 2000 c. 20 years old

SITE AREA

0.656 hectares (1.62 acres)

ACCOMMODATION

As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

FLOOR / UNIT	USE	SQ M	SQ FT
Unit B1	Industrial Unit	1238.22	13,328
Unit B2	Industrial Unit	1280.50	13,783
Unit B3	Industrial Unit	1495.01	16,092
TOTAL		4013.73	43,203

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a report prepared by Arcadis dated April 2020. We have applied explicit costs for the works deemed as being required in the immediate term and have applied a cost as an allowance for an annual sinking fund/ongoing maintenance.

The asset appeared to be in a reasonable state of repair at the time of inspection. Some Fire and Life Safety Installations as well as external walls require attention.

ENVIRONMENTAL CONSIDERATIONS

We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

144

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 We have been provided with a Phase 1 Environmental Summary carried out by Ambiente Ltd dated April 2020. The report makes clear that Japanese Knotweed is currently being managed along the western and southern boundaries of the site, with further visits scheduled annually until September 2022. It is understood that the Seller stated that there is no insurance-backed guarantee in place. Japanese Knotweed has also been identified on the off-site premises adjacent to the south, with the adjoining owners (National Rail) confirming they will treat the JK over the next five years. Ambiente commissioned a specialist contractor (Japanese Knotweed Ltd) to undertake a site walkover to provide a quote for a comprehensive Japanese Knotweed eradication programme (including insurance-backed guarantee). The proposed scope of works includes Full Excavation and Cart-Away to Landfill (with installation of Vertical Root Barriers) where possible (in the area of the car park in the south of the property) and then a programme of systemic herbicide applications providing long term control in the area where Excavation is not possible (in the west of the site to the rear of the units). Japanese Knotweed Ltd has provided the cost of a 5 year herbicide treatment and monitoring programme at a cost of £1090, which we have reflected in our valuation approach as a Capex Item. The Ambient Report concludes that “The level of environmental risk associated with the site is assessed to be acceptably low for the current use and no further environmental investigation or assessment is considered necessary prior to acquisition.” And that no significant issues have been identified in relation to the current site use. TENURE We understand the property is held freehold under title number EXI 98839. We have assumed there are no unduly onerous conditions or encumbrances affecting value. The site area of the freehold extends to 1.62 Acres. We have been provided with a copy of the Draft Certificate of Title prepared by Herbert Smith Freehills LLP (HSF LLP), dated unspecified, 2020. The Certificate states that, subject to the matters referred to in it, in the opinion of HSF LLP the Company has good and marketable title to the property. We have reviewed the Certificate of Title and can confirm that there is nothing therein that in our view would adversely impact on our valuation. VALUATION CONSIDERATIONS MARKETABILITY On the basis that the scheme is fully occupied, there would be significant interest from AND POTENTIAL investors given the current level of tenant demand in the marketplace. PURCHASERS The 3 units are let to 2 tenants considered to be ‘Very Low Risk’ in terms of covenant strength and on this basis, there is likely to be significant investor interest from a range of purchasers including property companies and selected institutions. The lot size of the subject property puts it within reach of private and institutional investors. MARKETING PERIOD We are of the opinion that 12 months should be allowed to find a willing buyer. EXPOSURE PERIOD 9 months. 145

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

CURRENT VOID PERIODS	6 months
COSTS AND ADJUSTMENTS	We have applied expiry voids of 6 months to all of the units and assumed renewal incentives in the form of a 3-month rent free period. We have applied empty rates for the duration the void periods. Empty rates have been calculated on the basis of .512 p per pound of rateable value of the units, incurred quarterly until the end of the void period. We have reflected one off capital expenditure items for the Japanese Knotweed herbicide and monitoring programme (£1,090) and landlords repair works of £17,000. We have assumed Letting and Legal fees at 15% of the market rent for each unit.
OPINION OF MARKET RENT	In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

146

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Unit B1, Hubert Road Brentwood	Industrial	April 2020	13,328	JC Buck Limited	10	1/5/2025	£119,952 (£9.00)
Unit B2, Hubert Road, Brentwood	Industrial	December 2019	13783	CareCo (UK) Ltd	7 years 1 month	23/01/2022	£137,830 (£10.00)
Unit 2, Viper Industrial Estate, Romford	Storage	11/2019	12,952	All Type Roofing supplies (Group) Limited	10 years	Year 5	Stepped: Years 1&2 £130,000 Years 3&4 £140,000 Year 5 £150,000 (£10.65 per sq ft average)
Unit 1, Segro Park Rainham, Rainham, RM13 8GJ	Storage	04/2019	57,520	Babcock Control Services Limited	12 years	Year 8	£589,580 per annum reflecting £10.25 per sq ft. 6 months rent free.

Comparison to Subject

Comparable 1: The most recent letting in the subject – marginally behind the balance of evidence.

Comparable 2: Unit B2 of the subject property – considered to be indicative of ERV.

Comparable 3: New scheme in Romford -marginally smaller unit.

Comparable 4: Larger Units in terms of quantum, modern specification, superior.

Taking the above transactions into consideration, we have adopted the following Market Rent;

- Units B1-B3: £10.00 sq ft headline

OPINION OF YIELD

In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

147

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
Units B1-B3 Hubert Road, Brentwood	8/2020	43,203	5.9	£246,964	£7,720,000 (4.40%)	The subject property
Viper Industrial Estate, Ashton Road, Romford RM3 8UD	09/2020	43,419	7.84 (9.55)	£473,531	£9,115,000 (4.50%) Asking	Terrace of three modern industrial units constructed in 2015. Understood to be under offer at £13.43M 3.30% NIY ahead of quoting.
62& 75 – Basset, Basildon	June 2020	136,576	n/a	n/a	£19,540,000	2 Industrial Warehouses, 12m eaves and 5 dock level loading doors
Units A & B, Ripple Road, Barking	04/2020	63,981	4.25	£630,395	£19,000,000 (3.11%)	£297 psf capital value

Comparison to Subject

Comparable 1: This is the sale of the subject property which provides the most useful evidence for what the asset would likely achieve if put for sale on the open market at the valuation date.

Comparable 2: Under offer apparently ahead of asking – indicates the depth of demand for modern well let industrial premises.

Comparable 3: Sold with vacant possession. The site was bought and developed by Wrenbridge in 2018. Sold to Legal & General UK.

Comparable 4: Pair of units built in 2004 and let to Saint Gobain Building Distribution Limited a "very low risk" covenant based on Experian assessment. 2019rent review is outstanding and is open market but based on 1.14% of hypothetical 25,000 sq ft unit. Situated to the East of London but on the A13.

Taking the above transactions into consideration, we have adopted the following capitalisation rates;

- Units B1-B3 : 4.97% Equivalent Yield.

VALUATION METHODOLOGY:
MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- The property is held freehold.
- The investment is a multi-let industrial business park comprising 3 units.
- Our opinion of ERV is £432,030 per annum.
- We have applied expiry voids of 6 months and rent-free periods of 3 months.
- We have applied empty rates for the duration of the void periods.
- We have reflected the short-term capex of £17,000 for short term repairs.
- We have reflected £1,090 for Japanese Knotweed treatment and monitoring.
- We have applied a capitalisation rate of 4.97%.
- We are aware that the subject property sold in April 2020 £7,720,000, which we consider to be in line with market indicators.
- After the deduction of purchasers' costs, our opinion of the property is £7,720,000 exclusive of VAT. This gives a Capital Value of £178.49 per sq ft.

148

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

£7,720,000 (Seven Million Seven Hundred and Twenty Thousand Pounds) exclusive of VAT

Net Initial Yield	2.97%
Equivalent Yield	4.97%
Reversionary Yield (01/05/2025)	5.19%

Reflecting a capital value per sq ft of £1,921.24 per sq m (£178.49 per sq ft).

VALUATION METHODOLOGY: VACANT POSSESSION VALUE

In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting the following inputs and rationale;

- We have made the Special Assumption that the property is vacant at the valuation date.
- The property is held freehold.
- Our opinion of ERV is £432,030 per annum.
- We have applied a marketing period of 6 months and a rent-free period of 3 months to all units assuming leases of five years term certain.
- We have applied empty rates for the duration the void periods.
- We have assumed Letting and Legal fees at 15% of the market rent for each unit.
- We have reflected the short term capex of £17,000 for short term repairs.
- We have reflected £1,090 for Japanese Knotweed treatment and monitoring.
- We have capitalised the income at an equivalent yield of 6.00%.
- We have applied standard purchasers' costs.

£6,200,000 (Six Million Two Hundred Thousand Pounds) exclusive of VAT

Equivalent Yield	6.02%
Reversionary Yield	6.37%

Reflecting a capital value per sq ft of £1,544.73 per sq m (£143.51 per sq ft).

ESTIMATED REINSTATEMENT COST ASSESSMENT (RCA)

The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only, we estimate that the reinstatement cost for the building for loan security purposes would be **£2,800,000** on a day one basis including fees but excluding VAT and inflation. These figures should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

REMAINING ECONOMIC LIFE

We are of the opinion that the subject property has a remaining economic life of 25 years.

149

CBRE

PROPERTY ID: 9 - Seacroft Ind & Trade Centre MV ON BEHALF OF: BAML VALUATION DATE: 30-Sep-2020 FINAL Seacroft Ind & Trade Centre MV - Coal Road, Leeds, LS14 2AQ, United Kingdom North Sea 03 Glasgowo °Edinburgh T United Kingdom . Isle of Man Manchester Whinmoor o Dublin Ireland ® Birmingham o Amsterdam ® Netherlands London s Brussels Cologne ® ° Belgium Tesco Extra V A s SWARCLIFFE Go: gle Map data 62021 GeoBas is-DE/BKG (<82009), Google Google SEACROFT Map data ©2021 VALUATION METRICS (currency - GBP) KEY FACTS Metric Value Metric Value Market Value 9,400,000 Total Area (sq ft) 114,817 Market Value (per sq ft) 82 WAULT to Break by Rent 3.23 Net Initial Yield 4.92% WAULT to Break by ERV 3.19 Reversionary Yield 6.50% WAULT to Expiry by Rent 4.33 Equivalent Yield 6.20% WAULT to Expiry by ERV 4.46 Gross Income (p.a.) 520,334 Percentage of Vacancy (Area) 12.56% Gross Income (p.a.) (per sq ft) 5 Percentage of Vacancy (ERV) 12.21% *Adj. Gross Income 520,334 Number of Tenants 12 Adj. Gross Income (per sq ft) 5 Tenure Freehold Net Income (p.a.) 520,334 Expiry Voids (months) 3 to 12 Net Income (p.a.) (per sq ft) 5 Gross Rental Value 687,700 Gross Rental Value (per sq ft) 6 Capital Expenditure -551,421 Transaction Costs 6.69% Over / Under Rented -13.81% * Adjusted Gross Income equates to the Gross Income excluding any rent free periods LEASES RANKED BY RENT Tenant Name Term to Break Term to Expiry Area (sq ft) Rent ERV % of rent Travis Perkins (Properties) Ltd 1.97 1.97n 16,649 c 97,000 â–¡ 104,100 c 18.6% Royal Mail Group Ltd 2.75 2.75n 16,046 â–¡ 76,219 â–¡ 92,300El 14.6% Howden Joinery Properties Ltd 8.06 8.06D 10,799 â–¡ 56,700 I 62,100â–¡ 10.9% L&G Utilities Ltd 1.09 3.09D 9,693 â–¡ 53,312 58,200â–¡ 10.2% Screwfix Direct Ltd 3.83 3.83n 6,615â–¡ 43,082 n 41,300â–8.3% Other 3.03 5.68 40,599 194,021 245,700 37.3% Vacant n/a n/a 14,416 n/aâ–¡ 84,000 n/a Total 3.19 4.46 114,817 520,334 687,700 100.0% Printed 01/02/2021 13:23 150

PROPERTY ID: 9 - Seacroft Ind & Trade Centre MV
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 FINAL


RENT EXPIRY PROFILE
Gross Rent
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
0.00%
9.89%
23.64%
24.89%
8.28%
10.17%
0.00%
0.00%
15.74%
0.00%
0.00%
0.00%
0.00%
0.00%
7.39%
0.00%
0.00%
0.00%
0.00%
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+
Year


LEASE LENGTHS GROUPED ...
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
By Area, to break
By Area, to expiry
Vacant
< 1yr
1-3 yrs
3-6 yrs
6-9 yrs
> 9 yrs

Printed 01/02/2021 13:23
151
CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

SEACROFT INDUSTRIAL & TRADE CENTRE, COAL ROAD, LEEDS LS14 2AQ

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
MICHAEL PORTER FRICS	22/09/2020	30/09/2020	INDUSTRIAL & TRADE COUNTER ESTATE

KEY VALUATION FACTORS

STRENGTHS

- Good industrial and trade counter location in North East Leeds.
- Directly accessed via A6120 Leeds Outer Ring Road.
- Generally well let with relatively strong tenancy profile.
- WAULTB – 3.23 years and WAULTE – 4.33 years.

WEAKNESSES

- Two vacant units incurring ongoing hold costs.
- Somewhat dated units and £351,000 of non-recoverable costs identified.
- Vacant units need additional refurbishment works to make them more attractive to potential tenants.

OPPORTUNITIES

- Refurbish and let vacant units.
- Undertake repairs and refurbishment programme to increase longevity of investment and potentially enhance value.

THREATS

- Vacant units remaining empty for a prolonged period with ongoing hold costs incurred.
- Further tenant vacancies at lease expiries or on breaks.
- Further deterioration of fabric which will deter tenants from taking the space and potentially increase future repair costs required.

LOCATION & SITUATION

LOCATION & SITUATION

The property is located in Seacroft, a North East suburb of Leeds, approximately 9.6 km (6 miles) distance from the city centre.

It is accessed directly via the A6120 Leeds Outer Ring Road, which leads to the A64 and A58.

The surrounding area accommodates a mixture of uses including residential, industrial and offices. It is situated at the entrance to the larger Coal Road Industrial Estate with occupiers including:

- Sweet Squared

152

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

- Unilever
- Ecco Safety Group
- Concept Group
- Colour Display
- Komori
- Ceramica Impex

PROPERTY DESCRIPTION

DESCRIPTION

The property comprises a mixed industrial and trade counter estate incorporating 14 units developed at stages from the 1960s to the 1980s. They are formed in a mixture of terraces, semi-detached and detached units, principally constructed with:

- Steel portal frames
- Brick / block and some partial profile metal sheet clad walls
- Mainly pitched corrugated asbestos sheet roofing with some including profile metal sheets instead
- Roller shutter doors and powder coated alloy framed windows
- Eaves heights circa 4.5 to 6 metres

Single or two storey relatively basic offices are incorporated with the exception of Unit 1A1 (Enterprise) which are of superior quality to the others, including heating / cooling cassettes within.

There are a mixture of tarmacadam and concrete surfaced hardstanding, circulation and car parking areas. Some units incorporate individual palisade fenced and gated areas.

BUILDING AGE

1960s to 1980s.

SITE AREA

Approximately 2.65 hectares (6.54 acres)

ACCOMMODATION

As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

UNIT	USE	SQ M	SQ FT
A	Industrial	536.32	5,773
B	Industrial	454.76	4,895
E	Trade Counter	428.28	4,610
F	Industrial	640.84	6,898
G	Industrial	544.04	5,856
H	Industrial	900.50	9,693
1A1	Trade Counter	766.63	8,252
1A2	Trade Counter	614.55	6,615
1B	Trade Counter	1,546.73	16,649
1C	Warehouse	1,490.71	16,046
2B1	Trade Counter	437.11	4,705
2B2	Trade Counter	400.87	4,315
2C2	Trade Counter	1,003.25	10,799
2A2	Trade Counter	902.17	9,711
TOTAL		10,666.76	114,817

153

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 DUE DILIGENCE STATE OF REPAIR CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been provided with a Technical Due Diligence Report prepared by Arcadis, dated 8 June 2020, reference: UK10019829. Their conclusions and recommendations state: “The buildings and site overall is in satisfactory condition considering the age of the units. There is a good tenant rate currently but some capex may be required to repair / improve some of the units which will become vacant within the report period. In regard to the building services installations they are generally in good condition, with some remedial repairs to lighting, heating and domestic water systems required which will be the responsibility of the tenant to resolve under the terms of their lease. It is anticipated that some minor repairs / replacements of lighting and heating systems may be required at lease end, to bring them to a lettable standard”. In their risk schedule and capex they note that some £351,000 of works is likely to be required within the next ten years. These are categorised as low to medium risk works. We have spoken to the letting agents of vacant units 2B1 and 2A. They have stated that both will require refurbishment works to attract tenants and they are aware that Savills are being appointed to cost and make recommendations in this respect. In advance of receiving such we have assumed a refurbishment at a cost of £107.64 per sq m (£10.00 per sq ft). Unit 2B1 - £47,000 Unit 2A - £97,100 Total - £144,100 ENVIRONMENTAL We have not completed any investigations in relation to the presence or potential presence of CONSIDERATIONS contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value. We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. We have been provided with a Phase 1 Environmental Summary prepared by Nova Ambiente dated April 2020 - Project Number: BX064. It concludes that the level of environmental risk associated with the site is assessed to be acceptably low for the current use and no further environmental investigations or assessment is considered necessary prior to acquisition. TENURE We have been provided with a draft Certificate of Title, prepared by Herbert Smith Freehills. The property is held Freehold under Title Number WYK 439934. They state that there does appear to be strips of land between the boundary of the Property and the edge of the adopted highway. In addition there is the potential for a chancel repair liability. There are indemnity policies in place in respect of these proposed issues: 154 C

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 â–Defective Title Indemnity â– 16 March 201 2 â– Being unable to continue access to and from the Property, for the current industrial use, with and without vehicles, over the areas shown coloured blue on the plan annexed to the policy because of insufficient legal right to do so. â– Insured being unable to use, maintain or repair services connected to the Property existing at the date of the policy for the current industrial use in the manner previously exercised because of insufficient legal right to do so. â– Limit of Indemnity £6,500,000. â– We recommend this sum is increased to our opinion of market value. â– Chancel Repair Liability â– 10 February 2016 â– Amount payable in the event that a parish church demands a contribution towards the cost of the repair of the church chancel. â–Legal fees. â– Difference in value of the Property immediately before and immediately after the claim for the chancel repair contribution. â– £1,000,000 limit. Please note that we have not been supplied with any Title Plans and have assumed that our understanding of the extent of the Property is included within this Title. VALUATION CONSIDERATIONS MARKETABILITY Multi-let trade counter and industrial investments are currently one of the most sought after products AND POTENTIAL by investors keen to acquire assets in strong locations where tenant retention and attraction is good. PURCHASERS Reflecting its good location and relatively good tenancy profile we anticipate that it would prove attractive to a mixture of REITS, property companies, certain funds and private investors. MARKETING PERIOD We are of the opinion that 6 to 9 months should be allowed to find a willing buyer. EXPOSURE PERIOD 6 - 9 months. CURRENT VOID 9 - 18 months on the vacant units PERIODS COSTS AND CAPEX estate £351,000 ADJUSTMENTS Unit 2B1 £47,000 Unit 2A £97,100 Total £495,100 155 C

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

We have also allowed for letting fees in respect of the vacant units and empty rates during the marketing period.

OPINION OF MARKET RENT

In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams and the letting agent of the vacant units, Knight Frank. We have had regard to the following transactions;

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Seacroft Industrial & Trade Centre, Coal Road, Leeds	Industrial	9/2020	6,898	Vintage Kilo Limited	5	3 years	£41,390 (£6.00)
Units 9-11 Roundhay Trade Park,	Trade Counter	02/2020	5,550	City Plumbing Supplies (Travis Perkins)	10	5 years	£49,950 (£9.00)
Unit D Copley Hill Industrial Estate, Leeds	Trade Counter	06/2019	13,774	Howden Joinery Properties Limited	10	5 years	£76,350 (£5.54)
Unit F1 Copley Hill Industrial Estate, Leeds	Trade Counter	01/2020	5,505	UK Analytical Ltd	5	N/A	£39,910 (£5.98)

Comparison to Subject

Comparable 1: Open market letting - subject property at the rear of the estate.

Comparable 2: Open market letting - superior purpose built trade counter estate. 7.5 months rent free.

Comparable 3: Lease renewal – similar age trade counter unit

Comparable 4: Open market letting – similar age trade counter unit. 6 months at 50% rent.

Taking the above transactions into consideration, we have adopted the following Market Rent;

- Front Units: £6.25 per sq ft headline
- Rear Units: < 7,500 sq ft £6.00 per sq ft headline
- Rear Units: > 7,500 sq ft £5.75 per sq ft headline

OPINION OF YIELD

In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

156

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
Seacroft Industrial & Trade Centre, Coal Road, Leeds	09/2020	114,817	4.33 (4.05)	£520,334 pa	£9,540,000 (4.85%)	£83.09 per sq ft.
Wheatley Hall Trade Park, Doncaster	09/2019	49,303	4.6 (3.6)	£457,910 pa	£6,075,000 (7.1%)	£123.21 per sq ft
Bowthorpe Industrial Estate, Norwich	07/2020	253,284	3.49	£1,116,119 pa	£19,606,000 (6.35%)	£77.38 per sq ft
Units A&B, Gilcar Way, Normanton	09/2020	63,377	3.65	£305,000 pa	£5,200,000 (5.5%)	£82.00 per sq ft

Comparison to Subject

Comparable 1: Subject property – recently sold by Hermes. Price includes rental top ups on the two vacant units which equate to approximately £150,000.

Comparable 2: Prominent position but secondary location to the subject property

Comparable 3: 76 units – mixture of trade and industrial. Considered to be of similar quality

Comparable 4: 2 high quality units. Considered to be superior to the subject property

Taking the above transactions into consideration, we have adopted the following capitalisation rates;

- Let Units: 6.00%
- Vacant Units: 7.00%

VALUATION METHODOLOGY: MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- Current gross income £520,334 per annum.
- Market headline rent £687,700 per annum.
- Where there are lease expiries or tenant breaks within the next three years we have allowed for between 3 to 12 months post event voids.
- For the two vacant units we have allowed for 15 months letting voids and 6 months rent free.
- Empty rates have been deducted for the marketing voids and letting fees based on 15% of headline market rent.
- We have allowed for total CAPEX of £495,100 per annum for general repairs and also refurbishment of the vacant units.
- An equivalent yield of 6.10% is applied to the let units and 7.00% to the vacant parts.

£9,400,000 (Nine Million Four Hundred Thousand Pounds) exclusive of VAT

Net Initial Yield	4.92%
Equivalent Yield	6.20%
Reversionary Yield	6.50%

Reflecting a capital value per sq ft of £881.25 per sq m (£81.87 per sq ft).

157

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 The property was recently acquired as part of a portfolio at an apportioned price of £9,540,000. The price reflected top ups in respect of the two vacant units for rent, empty rates and service charge which totals £151,366.76. We have not reflected the top ups as a future purchaser and also the bank as mortgagee in possession may not benefit from these. VALUATION In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting the METHODOLOGY: following inputs and rationale; VACANT POSSESSION VALUE â– We have assumed the property is vacant and non-income producing. â–We have applied a Headline Market Rent as per the breakdown detailed above, which reflects a total of £687,700 per annum. â– We have allowed for between 15 to 18 months letting voids followed by 6 months rent free. â– Empty rates are deducted for the marketing void and also letting fees based on 15% of Market Rent. â– We have applied an equivalent yield of 7.00%. £7,230,000 (Seven Million Two Hundred and Thirty Thousand Pounds) exclusive of VAT Equivalent Yield 7.00% Reversionary Yield 7.92% Reflecting a capital value per sq ft of £677.81 per sq m (£62.97 per sq ft). ESTIMATED REINSTATEMENT The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we COST ASSESSMENT carried out a full Reinstatement Cost Assessment. We have been provided with an RCA Summary (RCA) prepared by Arcadis dated 13 March 2020 in the sum of £9,682,000 on a day one basis including fees but excluding VAT and inflation. This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out. REMAINING ECONOMIC LIFE We are of the opinion that the subject property has a remaining economic life of 20 to 25 years. 158 C

PROPERTY ID: 10 - Verney Road MV
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 **FINAL**

Verney Road MV - 34-36, Verney Road, London (Bermondsey), SE16 3DH, United Kingdom






United Kingdom
Isle of Man
Dublin
Manchester
Ireland
Birmingham
London
Amsterdam
Netherlands
Hamburg
Brussels
Cologne
Belgium
Luxembourg
Paris
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google, Inst. Geogr. Nacional


Southwark Park
BERMONDSEY
WILLOWBROOK ESTATE
A2
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	4,600,000
Market Value (per sq ft)	467
Net Initial Yield	3.24%
Reversionary Yield	4.45%
Equivalent Yield	4.20%
Gross Income (p.a.)	160,000
Gross Income (p.a.) (per sq ft)	16
*Adj. Gross Income	160,000
Adj. Gross Income (per sq ft)	16
Net Income (p.a.)	160,000
Net Income (p.a.) (per sq ft)	16
Gross Rental Value	220,000
Gross Rental Value (per sq ft)	22
Capital Expenditure	-33,000
Transaction Costs	6.57%
Over / Under Rented	-27.27%

KEY FACTS

Metric	Value
Total Area (sq ft)	9,855
WAULT to Break by Rent	1.63
WAULT to Break by ERV	1.63
WAULT to Expiry by Rent	1.63
WAULT to Expiry by ERV	1.63
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	Freehold
Expiry Voids (months)	6

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
Bliss Travel Limited	1.63	1.63	9,855	160,000	220,000	100.0%
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
Other	-	-	-	-	-	-
Vacant	n/a	n/a	-	n/a	-	n/a
Total	1.63	1.63	9,855	160,000	220,000	100.0%

Printed 01/02/2021 13:23

159

CBRE

PROPERTY ID: 10 - Verney Road MV ON BEHALF OF: BAML VALUATION DATE: 30-Sep-2020 FINAL RENT EXPIRY PROFILE 200,000 100.00% 150,000 CC <D . 100,000 i/l o 50,000 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0. 0. 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 00% 00% 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+ Year â– Vacant LEASE LENGTHS GROUPED ... By Area, to break â– < 1yr â– 1-3 yrs By Area, to expiry â– 3-6 yrs â– 6-9 yrs â– > 9 yrs Printed 01/02/2021 13:23 160 CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

34-36 VERNEY ROAD, BERMONDSEY, LONDON

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
CHRISTIAN HATT MRICS	18/09/2019	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS

- Located in close proximity to Central London.
- Greater London industrial investments are highly sought after at the current time.
- Considered to be approximately 38% reversionary.
- Mixed use industrial and residential location providing many occupiers with proximity to their markets.

WEAKNESSES

- The unit requires maintenance albeit the property is let on an FRI lease.
- Short income with only 1.7 years to lease expiry.

OPPORTUNITIES

- Extend the lease and capture the reversion in the short term.
- Refurbish the unit at expiry.
- Re-let the unit on a long-term lease and/or to a tenant providing a stronger covenant if the current tenant vacates.

THREATS

- Single let with 1.7 years to expiry so there is a risk of 100% vacancy in the short term.
- Market deterioration due to Covid-19, albeit the industrial market has proven to be resilient throughout 2020.

LOCATION & SITUATION

LOCATION & SITUATION

Located in Bermondsey, within the London Borough of Southwark. The subject property is situated approximately 2.2 miles south east of Central London.

The Property is situated on Verney Road, approximately 350m north east of the A2 (Old Kent Road), an arterial road connecting south east London to the M2.

The property is situated in a mixed-use area comprising light industrial, retail warehousing and residential uses (a combination of chimney pots and social housing).

PROPERTY DESCRIPTION

DESCRIPTION

The property comprises an industrial premise at the end of a terrace and extending to 915.5 sq m (9,855 sq ft). The front corner of the building is office and staff accommodation

161

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

over two storeys with the rest comprising warehouse facilities which are used for vehicle maintenance.

The main structure of the unit is of traditional steel portal framed construction. The roof to the property comprises a profiled metal roof system with lining panels internally. The property benefits from a clear eaves height of 5.5 metres.

The external elevations of the property are formed of cavity faced brickwork. The unit is provided with a single metal roller shutter loading bay door.

The building is situated to the rear of the site. The yard to the front of the unit measures approximately 26 metres.

BUILDING AGE

1980

SITE AREA

0.15 ha (0.38 acres)

ACCOMMODATION

As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

UNIT	USE	SQ M	SQ FT
34-36 Verney Road	Industrial	915.6	9,855
TOTAL		915.6	9,855

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a Technical Due Diligence report prepared by Arcadis dated 23 March 2020. The report concludes that the property is in a poor state of repair however the required remedial work falls within the tenant's repairing obligations under the FRI lease which is in place.

The asset appeared to be in an average state of repair at the time of inspection in line with the Arcadis report. As the repairs are either the tenant's responsibility or would be covered by dilapidations if they vacate at expiry, we have not factored in any explicit capital expenditure within our valuation.

ENVIRONMENTAL CONSIDERATIONS

We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase 1 Environmental Report carried out by Ambiente Group UK Ltd dated April 2020. The report concludes that although the site is not registered as contaminated land by the local authority, there is the potential for residual contamination to be present due to its long-term industrial use. The level of environmental risk is however considered to be acceptably low for the current use.

162

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 TENURE We have been provided with a draft Certificate of Title prepared by Herbert Smith FreehilIs LLP. The property is held Freehold under Titles TGL21 7061 and TGL246036. There are three incumbrances relating to the subject property: - A 1919 transfer contains a restrictive covenant preventing the use of the Property for the purpose of the manufacture of glue size or gelatine. An indemnity policy is in place to cover this risk. - A 1973 transfer relating to the rights of light and air in relation to the adjoining property. An indemnity policy is in place to cover this risk. - A 1997 transfer relating to rights of passage of services and the right to erect a party wall or fence on the boundary line. We do not believe the above have a material impact on the value of the property. VALUATION CONSIDERATIONS MARKETABILITY There is significant demand for industrial properties within Greater London at the current time. AND POTENTIAL Although the subject property provides reasonably short income (1.7 years to expiry) this offers PURCHASERS potential purchasers the opportunity to drive rental growth in the short term. We are therefore of the opinion that the property would appeal to a wide variety of property companies, industrial focussed REITS and private equity capital. We consider a sale would be achievable within a 9-12 month marketing period. MARKETING PERIOD We are of the opinion that 9-12 months should be allowed to find a willing buyer. EXPOSURE PERIOD 9-12 months CURRENT VOID None. PERIODS COSTS AND Holding costs during expiry void period: empty rates and legal and letting fees at 15% of Market ADJUSTMENTS Rent. OPINION OF In formulating our opinion of Market Rent we have researched the local market and where MARKET RENT appropriate spoken with in house agency teams. We have had regard to the following transactions; 163

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Unit 4 Bermondsey Trading Estate, Bermondsey	Light Industrial/ Trade Counter	Under Offer	5,355	Undisclosed	5 year term certain	Undisclosed	£145,000 pa (£27.00 psf)
Unit 6 Data Point, Canning Town	Light Industrial	April 2020	7,538	Netwise Hosting Ltd	15 years	-	£173,500 pa (£23.00 psf)
Unit 2 City Cross, Greenwich	Light industrial	June 2019 (Currently available for assignment)	8,905	Romax Marketing & Distribution Ltd	5 years	Year 4	£178,500 pa (£20.00 psf)
Unit 2 Admiral Hyson Industrial Estate, Bermondsey	Light industrial	August 2019	5,294	SME Network Ltd	2 years	-	£106,000 pa (£20.00 psf)

Comparison to Subject

Comparable 1: Smaller unit, refurbished accommodation, superior location on an established trading park.

Comparable 2: Smaller unit, refurbished accommodation, inferior location further from Central London.

Comparable 3: Similar size, similar quality accommodation, inferior location.

Comparable 4: Smaller unit, similar quality accommodation, inferior location further from the A2 (Old Kent Road).

Taking the above transactions into consideration, we have applied a rate of £242.20 per sq m (£22.50 per sq ft) to the subject property which produces a rounded Market Rent of £220,000 per annum.

OPINION OF YIELD

In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

164

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
HR Owen, Park Royal	July 2020	42,722	2.8	£465,000 (£11.00 psf)	£15.3m (2.85% NIY)	Sold post-Covid above the quoting price of £12.45m / 3.50% NIY.
Chaucer House, Erith	Under Offer	35,629	1.0	£320,664 (£9.00 psf)	Quoting £5.85m (5.09% NIY)	Currently under offer at an undisclosed price.
Hubert Road, Brentwood	Aug 2020	43,203	8.7	£246,964 (£5.72 psf)	£7.72m (4.40% NIY)	Sold post-Covid. Three units fully let to two tenants.
IO Centre, Barking	Under Offer	25,676	7.33 to breaks	£297,073 (£11.57 psf)	£7.42m (3.75% NIY)	Fully let to three tenants. Currently under offer ahead of the quoting price of £6.2m / 4.50% NIY.

Comparison to Subject

Comparable 1: Larger lot size. Superior building located in a well-established industrial location. Prime rents in Park Royal currently at £18.00 – 18.50 per sq ft for similar sized units. We would expect the subject to achieve a higher yield profile.

Comparable 2: Larger lot size. Inferior location and shorter income than the subject property. We would expect the subject to achieve stronger pricing.

Comparable 3: Larger lot size, multi-let investment. Inferior location to the subject with less reversionary potential. We have applied a stronger NIY.

Comparable 4: Larger lot size, multi-let investment. Inferior location to the subject with less reversionary potential or ability to capture the reversion in the short term. We have adopted a stronger NIY.

Taking the above transactions into consideration, we have adopted a NIY of 3.25% which results in an EY of 4.20%.

VALUATION METHODOLOGY:
MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- Passing rent of £160,000 pa reflects £16.25 per sq ft.
- 1.6 years to expiry.
- We have included a 6 month expiry void. We have deducted holding costs during the void period consisting empty rates and a legal and letting fee at 15% of Market Rent.
- We have applied a Market Rent of £220,000 pa which reflects £22.50 per sq ft (rounded).
- We have assumed that a 6 month rent free period will be required to secure a lease with a 5 year term certain.
- We have capitalised the income at a NIY of 3.25% with consideration of the EY at 4.20%.
- This results in the following Market Value and yield profile:

165

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

£4,600,000 (Four Million Six Hundred Thousand Pounds) exclusive of VAT

Net Initial Yield	3.24%
Equivalent Yield	4.20%
Reversionary Yield (18/05/2023)	4.45%

Reflecting a capital value per sq ft of £5,024.27 per sq m (£466.77 per sq ft).

VALUATION METHODOLOGY: VACANT POSSESSION VALUE

In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting the following inputs and rationale;

- We have assumed the property is vacant and non-income producing.
- We have included a 6 month current void. We have deducted holding costs during the void period consisting empty rates and a legal and letting fee at 15% of Market Rent.
- We have applied a Market Rent of £220,000 pa which reflects £22.50 per sq ft (rounded).
- We have assumed that a 6 month rent free period will be required to secure a lease with a 5 year term certain.
- We have capitalised the income at an EY of 5.00% with consideration of the capital value per sq ft.
- This results in the following:

£3,875,000 (Three Million Eight Hundred and Seventy-Five Thousand Pounds) exclusive of VAT

Equivalent Yield	5.01%
Reversionary Yield	5.27%

Reflecting a capital value per sq ft of £4,232.37 per sq m (£393.20 per sq ft).

ESTIMATED REINSTATEMENT COST ASSESSMENT (RCA)

The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with a Reinstatement Cost Assessment prepared by Arcadis dated February 2020. The report shows a reinstatement cost of **£1,146,400** on a day one basis.

REMAINING ECONOMIC LIFE

We are of the opinion that the subject property has a remaining economic life of approximately 20 years.

166

PROPERTY ID: 11 - Yeats Close
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 FINAL

Yeats Close - Wembley, NW10 0BN, United Kingdom


selco




United Kingdom
Isle of Man
Dublin
Ireland
Manchester
Birmingham
London
Amsterdam
Netherlands
Hamburg
Brussels
Cologne
Belgium
Luxembourg
Paris
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google, Inst. Geogr. Nacional


Gladstone Park
Brent Park
DOLLIS HILL
BAPS Shri Swaminarayan Mandir, London
Temporarily closed
N Circular Rd
Willesden New Cemetery
WILLESDEN
CHURCH END & ROUNDWOOD
STONEBRIDGE
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	16,570,000
Market Value (per sq ft)	380
Net Initial Yield	3.47%
Reversionary Yield	3.70%
Equivalent Yield	3.75%
Gross Income (p.a.)	614,212
Gross Income (p.a.) (per sq ft)	14
*Adj. Gross Income	614,212
Adj. Gross Income (per sq ft)	14
Net Income (p.a.)	614,212
Net Income (p.a.) (per sq ft)	14
Gross Rental Value	654,300
Gross Rental Value (per sq ft)	15
Capital Expenditure	0
Transaction Costs	6.74%
Over / Under Rented	-6.13%

KEY FACTS

Metric	Value
Total Area (sq ft)	43,620
WAULT to Break by Rent	11.09
WAULT to Break by ERV	11.09
WAULT to Expiry by Rent	11.09
WAULT to Expiry by ERV	11.09
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	Freehold
Expiry Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
Selco Trade Centres Limited	11.09	11.09	43,620	614,212	654,300	100.0%
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
Other	-	-	-	-	-	-
Vacant	n/a	n/a	-	n/a	-	n/a
Total	11.09	11.09	43,620	614,212	654,300	100.0%

Printed 01/02/2021 13:23

167

CBRE

PROPERTY ID: 11 - Yeats Close ON BEHALF OF: BAML VALUATION DATE: 30-Sep-2020 FINAL RENT EXPIRY PROFILE 700,000 100.00% 600,000 500,000 c aj 400,000 oi l/l 300,000 (/I o 200,000 100,000 o 0 0.00% 0. 0.00% 0 .00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 00% 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+ Year â– Vacant LEASE LENGTHS GROUPED ... â– < 1yr â– 1-3 yrs â–3-6 yrs â– 6-9 yrs â–> 9 yrs Printed 01/02/2021 13:23 168

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

SELCO, 150 YEATS CLOSE, WEMBLEY, NW10 0BN

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
KAYE KOUMI MRICS	17/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
▪ Well-located just west of the B4557, with strategic prominence to the A406 ▪ Long unexpired term of 11.09 years remaining, with income secured against a strong covenant ▪ Modern industrial warehouse accommodation with two-storey office accommodation, built in 2016	▪ Tailored predominantly to Trade Counter tenants. On expiry of the existing lease, there will be competition from better located warehouse units in nearby Park Royal
OPPORTUNITIES	**THREATS**
▪ Secure a lease renewal with the tenant after expiry	▪ High competition from developments located in neighbouring prime industrial hub, Park Royal ▪ Uncertainty surrounding Brexit and COVID-19 could cause delays in decision making by occupiers and investors.

LOCATION & SITUATION

LOCATION & SITUATION

The Property is located in Wembley, within the London Borough of Brent. It lies directly to the west of the B4557 and Yeats Close roundabout, and is well-located with strategic prominence to the A406, which is located just 75m to the north. The site is approximately 325m south-west of Neasden London Underground Station, and benefits from good connectivity to the wider Motorway network.

PROPERTY DESCRIPTION

DESCRIPTION

The Property comprises a single purpose-built warehouse/logistics building constructed in 2016 with a two-storey office section in the east. The detached warehouse is to the north-west of the site, with a goods-in/timber storage yard and a staff and customer car park situated to the south-east of the warehouse. The site is bordered by palisade fencing as well as wooden fencing panels.

The warehouse comprises trade counter and staff ancillary accommodation at the ground floor with first floor storage, offices and staff facilities including a staff canteen. The warehouse is steel framed, with elevations weathered with insulated built-up profiled steel

169

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

cladding, composite cladding panels and an aluminium framed curtain wall system. The ground floor trade counter unit has roof lights as well as suspended strip lighting, with polished concrete floors. There are two electric shutter loading doors. The office accommodation has suspended ceilings with inset lighting, and raised floors with laminate floor coverings. Air-conditioning units provide heating and cooling to the office and welfare accommodation block, while the warehouse has suspended heater blowers.

BUILDING AGE

2016

SITE AREA

1.00 ha (2.47 acres)

ACCOMMODATION

As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

FLOOR / UNIT	USE	SQ M	SQ FT
Selco, 150 Yeats Close	Warehouse	4,052.30	43,620
TOTAL		4,052.30	43,620

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a Technical Due Diligence Desktop Review report prepared by Arcadis dated March 2020, and a Vendor's Technical Due Diligence Report prepared by TFT.

It has been recommended that the Landlord confirms the risk of the insulated metal composite panel cladding to the façade fire strategy with insurers as a precautionary measure. No other major issues were identified.

The asset appeared to be in a good state of repair at the time of inspection.

ENVIRONMENTAL CONSIDERATIONS

We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase 1 Environmental Summary carried out by Ambiente Ltd dated March 2020. The report identifies that the site was formerly occupied by allotments and tennis courts, and more recently a traveller site in 2002. No contamination for a commercial end use has been identified. Japanese Knotweed was previously present on-site in 2014 although this has since been treated/excavated, with a Certificate of Completion and Guarantee for 10 years having been provided in October 2017. The site is not located within an area considered to be of a significantly elevated risk of flooding, and there have been no flooding issues reported by the occupier. Overall, the site represents low risk.

170

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

TENURE	We have been provided with a [Draft] Certificate of Title prepared by Herbert Smith Freehills LLP, dated September 2020. The property is held Freehold under Title Number NGL763207. We have reviewed a Legal Overview report prepared by Osborne Clarke which highlights the following; *There are ongoing issues between the occupational tenant (Selco) and the adjacent neighbours which is a traveller site. The issues have been ongoing since the tenant took occupation in 2016 and have involved the council and the police. The latest correspondence provided is an e-mail from Selco to the police dated 17 February 2020 outlining the issue. The Company and Selco were in direct contact by a telephone call on 18 March 2020 in which Selco confirmed that they have not received a response to their e-mail dated 17 February 2020 to the police. A further update is awaited.*

VALUATION CONSIDERATIONS

MARKETABILITY AND POTENTIAL PURCHASERS	Since the outbreak of Coronavirus in March this year, there has been a decline in investor sentiment across all sectors. The industrial sector has however, proved to be the most resilient, with strong rent collection levels throughout the year, and a notable increase in investment activity shown from June onwards. In the current market, investors are seeking prime assets that are well-located, with a strong covenant and good building quality. The subject property provides modern warehouse accommodation, let to a strong covenant with a long unexpired term, providing good security of income to any potential investor. As such, we would expect good investor demand, with interest largely from small property companies and private investors. We consider a sale would be achievable within a 6-9-month marketing period.
MARKETING PERIOD	We are of the opinion that 6 - 9 months should be allowed to find a willing buyer.
EXPOSURE PERIOD	6 - 9 months.
CURRENT VOID PERIODS	None
COSTS AND ADJUSTMENTS	Given the long unexpired term, we have not reflected any expiry assumptions including holding costs.
OPINION OF MARKET RENT	In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

171

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Integer, Oliver Road, Park Royal	Industrial	Sep-20	61,921	Available by way of assignment	2 years	-	£830,000 (£13.40)
Unit A, SEGRO Park, Greenford	Industrial	Sep-20	53,660	William Jackson Food Group	10 years	-	£885,390 (£16.50)
Unit 74 Capitol Way, Capitol Industrial Park, NW9	Industrial	Aug-20	5,530	Cerkini & Co Ltd	1 year 9 months	-	£85,000 (£15.37)
Harp View Business Park, JVC House, Priestley Way, Dollis Park	Industrial	Oct-19	98,237	Royal Mail Group Ltd	1 year	-	£1,650,382 (£16.80)

Comparison to Subject

Comparable 1:

This property comprises a modern self-contained detached warehouse of a similar specification to the subject property. There are high-quality two-storey offices, three level and three dock level electric access doors, and a gated, self-contained yard. It forms part of the Oliver Business Park, located within close proximity to the North Circular road. The unit was assigned for the remaining two-year term at a low passing rent. If this were an open market letting, the unit would have achieved an uplift in rent, and equally we would expect the subject property to achieve a higher rental value.

Comparable 2:

This comparable comprises a newly built, semi-detached industrial warehouse on the newly improved SEGRO industrial estate in Greenford. This unit is one of three new warehouses, which each benefit from sustainability features including being carbon neutral and targeting BREEAM Excellent. The unit is of steel construction with profiled steel elevations, four level access loading doors, 3 dock loading doors, and a large service yard benefitting from 48 parking spaces and electric vehicle charging docks. We would expect the achievable Market Rent for the subject property to be at a slight discount to this.

Comparable 3:

This property comprises a significantly smaller industrial warehouse located off the Edgware Road in North London. The unit is located within an industrial estate arranged in a terrace of warehouses, sitting between Screwfix and Toolstation. The building is of steel portal frame with a two-storey office, roller shutter door and service yard area. It was assigned for the remaining two-year term, at a low rental value of £15.37. The unit is of an inferior quality and specification to the subject property and although assigned off a low rent, if it were let on the open market, there would be a premium to account for quantum.

Comparable 4:

This property comprises a significantly larger industrial warehouse, now used as a Royal Mail sorting depot. It occupies a similar location in North West London, well positioned just off the North Circular road, although the building is of brick construction with a brick façade, and is of an inferior specification to the subject property. We would expect the unit at 150 Yeats Close to let at a slightly lower rent to this, although consideration must be taken to account for the difference in size between the two units.

Taking the above transactions into consideration, we have adopted a Headline Market Rent of £15.00 per sq ft.

OCCUPATIONAL EVIDENCE & COMPARISON

172

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 OPINION OF YIELD In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions; 173 C

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
HR Owen, Park Royal	Jul-20	42,722	2.80	£465,000 (£11.02)	£15,300,000 (2.85%)	1980s warehouse let to HR Owen Plc sold to Capital Industrial reflecting a capital value of £358 psf
Selco, 150 Yeats Close, Wembley	Mar-20	43,620	11.60	£614,212 (£12.33)	£16,100,000 (3.57%)	(Subject Property) Sold to Blackstone reflecting a capital value of £369 psf
Sovereign House, Unit 2 Sovereign Park, NW10	Aug-19	18,471	1.42 (0.42)	£182,910 (£9.90)	£4,550,000 (4.02%)	Distribution warehouse let to Cannon Hygiene Ltd on a license from OCS Group Ltd, expiring January 2021, with a mutual break option in January 2020. Bought by Marchmont IM Ltd.
Matthew Clark, 12 Central Way, Park Royal	Feb-19	78,619	4.16	£1,190,000 (£15.00)	£34,500,000 (3.19%)	1998 build distribution warehouse let to Matthew Clark Bibendum Ltd, sold to Prologis reflecting a capital value of £436 psf disregarding development potential

Comparison to Subject

Comparable 1:

This comparable comprises three industrial units, let in its entirety to HR Owen luxury vehicle dealership. The property is well positioned in London's prime industrial location, Park Royal, which benefits from convenient access to the A40 and A406. The asset is of steel portal frame construction, built in the 1980s. Although this comparable is of an inferior specification to the subject property and has a significantly shorter unexpired term of 2.80 years, it benefits from a superior industrial location and a greater underlying land value given its prime location, in comparison to Wembley. It is also considered highly reversionary, with a Market Rent of approximately £20 per sq ft and offers the prospect of letting the units as three individual assets, or as a whole. As such, we would expect the subject property to trade at a discount to this.

Comparable 2:

This is the sale of the subject property which provides the most useful evidence for what the asset would likely achieve if put for sale on the open market at the valuation date.

Comparable 3:

Sovereign House comprises a modern, semi-detached warehouse/logistics unit due to be refurbished, located in the heart of Park Royal. The unit is of steel construction with brick and aluminium framed curtain wall system across the external façade. It benefits from a large secure yard and car parking, as well as two level access electric loading doors. The unit is let to Cannon Hygiene Ltd on a license from OCS Group Ltd, with 1.42 remaining to expiry, and 0.42 years to break. This asset is of a similar specification to the subject property, and despite its short term certain, it benefits from a prime location, and its highly reversionary nature. We would expect the subject asset to trade at a similar level to this.

Comparable 4:

This comparable comprises a three-storey, 1998-built distribution warehouse located within the prime industrial hub of Park Royal. The unit is let to national drinks wholesaler Matthew Clark, with an unexpired term of 4.16 years remaining. The unit is of steel construction with part-brick, part-glazed, part-profiled steel sheet cladding façade. The asset benefits from a secure storage yard and the site is bound by palisade fencing. Although this comparable is of an inferior specification to the subject property, with a shorter

INVESTMENT EVIDENCE & COMPARISON

174

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

unexpired term, it boasts a prime location in the heart of Park Royal, and as such, we would expect the subject property to trade at discount to this.

Taking the above transactions into consideration, we have adopted an Equivalent Yield of 3.75%.

VALUATION METHODOLOGY: MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- A headline Market Rent of £654,300 per annum (reflecting £15.00 per sq ft) although the subject property reverts to 110% of this rental value at Rent Review (as per lease terms)
- Equivalent Yield of 3.75% applied

£16,570,000 (Sixteen Million Five Hundred and Seventy Thousand Pounds) exclusive of VAT

Net Initial Yield	3.47%
Equivalent Yield	3.75%
Reversionary Yield (01/11/2021)*	4.07%

**This reflects the 110% gearing mechanism at review*

Reflecting a capital value per sq ft of £4,089.47 per sq m (£379.91 per sq ft).

VALUATION METHODOLOGY: VACANT POSSESSION VALUE

In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting the following inputs and rationale;

- We have assumed the property is vacant and non-income producing.
- We have applied a Headline Market Rent as per the breakdown detailed above, which reflects a total of £654,300 per annum.
- We have applied a 9-month letting void and have assumed a new 10-year term with an initial 6 months' rent-free incentive.
- Empty rates are deducted for the marketing void, and also letting fees based on 15% of Market Rent.
- We have applied an equivalent yield of 4.50%.

£12,800,000 (Twelve Million Eight Hundred Thousand Pounds) exclusive of VAT

Equivalent Yield	4.50%
Reversionary Yield	4.76%

Reflecting a capital value per sq ft of £3,158.56 per sq m (£293.44 per sq ft).

ESTIMATED REINSTATEMENT COST ASSESSMENT (RCA)

The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. We have been provided with a Reinstatement Cost Assessment prepared by Arcadis dated March 2020 which estimates that the reinstatement cost for the building for loan security purposes would be **£4,931,600** on a day one basis including fees but excluding VAT and inflation.

REMAINING ECONOMIC LIFE

We are of the opinion that the subject property has a remaining economic life of 25 years.

175

CBRE

PROPERTY ID: 12 - Orpen Park - MV
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020
FINAL

Orpen Park - MV - Bristol, BS32 4QD, United Kingdom






United Kingdom
Isle of Man
Dublin
Ireland
Manchester
Birmingham
London
Amsterdam
Netherlands
Brussels
Cologne
Belgium
Luxembourg
Paris
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google, Inst. Geogr. Nacional


Almondsbury
Gloucester Rd
Over Ln
Aztec West Business Park
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	9,600,000
Market Value (per sq ft)	120
Net Initial Yield	5.60%
Reversionary Yield	6.42%
Equivalent Yield	6.25%
Gross Income (p.a.)	573,343
Gross Income (p.a.) (per sq ft)	7
*Adj. Gross Income	573,343
Adj. Gross Income (per sq ft)	7
Net Income (p.a.)	573,343
Net Income (p.a.) (per sq ft)	7
Gross Rental Value	657,920
Gross Rental Value (per sq ft)	8
Capital Expenditure	0
Transaction Costs	6.69%
Over / Under Rented	-12.86%

KEY FACTS

Metric	Value
Total Area (sq ft)	79,858
WAULT to Break by Rent	5.60
WAULT to Break by ERV	5.68
WAULT to Expiry by Rent	6.17
WAULT to Expiry by ERV	6.18
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	7
Tenure	Freehold
Expiry Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
Pentagon Sport (South) Ltd	9.01	9.01	13,566	111,920	111,920	19.5%
Bristol Fluid Systems Technologies	8.87	8.87	18,132	104,000	145,100	18.1%
Furniture Village Ltd	3.96	3.96	16,828	103,000	134,600	18.0%
Riverford Organic Farmers Ltd	4.48	9.49	7,808	65,695	66,400	11.5%
VPS (UK) Ltd	3.23	3.23	7,774	63,277	66,100	11.0%
Other	2.97	2.97	15,750	125,451	133,800	21.9%
Vacant	n/a	n/a	-	n/a	-	n/a
Total	5.68	6.18	79,858	573,343	657,920	100.0%

Printed 01/02/2021 13:23
176
CBRE

PROPERTY ID: 12 - Orpen Park - MV ON BEHALF OF: BAML VALUATION DATE: 30-Sep-2020 FINAL RENT EXPIRY PROFILE Year â– Vacant LEASE LENGTHS GROUPED ... â– < 1yr â– 1-3 yrs By Area, to break â– 3-6 yrs â– 6-9 yrs By Area, to expiry â– > 9 yrs Printed 01/02/2021 13:23 177 CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

ORPEN PARK, ALMONDSBURY, BRISTOL, BS32 4QD

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
ROBERT MORAN	18/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS

- Prime multi-let industrial estate in north Bristol.
- Fully let and income producing on FRI leases.
- Freehold tenure.
- AWULT of 5.60 years to earliest termination.
- Strong tenant mix including Rico Logistics and Furniture Village.
- Flexible unit sizes ranging from 7,774 sq ft to 18,132 sq ft.

WEAKNESSES

- Overhead power lines are present above the site with a pylon situated in the landscaped area to the north east of Unit 5.
- Future redevelopment / reconfiguration of the estate is severely restricted because of the presence of the pylon and overhead power lines.

OPPORTUNITIES

- Drive rental growth against current nil vacancy rate and consistent occupier demand.
- Continue to drive tenant retention and limited refurbishment capex.

THREATS

- Tenant in Unit 2 triggers their March 2025 break option.
- The pylon and overhead power lines will affect the property's marketability.
- Heightened market uncertainty caused by the COVID-19 pandemic.

LOCATION & SITUATION

LOCATION & SITUATION

Bristol is the regional and business capital of the South West of England. Orpen Park forms part of a well-established, mixed-use commercial area and is located in north Bristol, adjacent to the M4 and M5 motorway interchange. Motorway access is gained at junction 16 of the M5, which is located a short distance to the west via the A38, which also links the property to Bristol city centre, approximately 7 miles to the south.

PROPERTY DESCRIPTION

DESCRIPTION

Orpen Park was built in 1988 and comprises seven industrial units of steel portal frame construction, which are arranged as a terrace of four units and three detached units. Each unit has a concrete floor and elevations clad with powder coated metal cladding to the front, side and rear. Loading doors are composite roller shutters and the pedestrian doors

178

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

/ fenestration are either uPVC single or double glazed. Internally, the units are open plan with an ancillary space of blockwork construction, which is split over two floors and typically provides an entrance hall, ground floor WCs and first floor offices. Each of the tenants has adapted the space to suit their own design and specifications including changing layouts using lightweight stud or glass partition and/or adding further ancillary space and mezzanine structures. Externally, the circulation roads are tarmacadam surfaced with walkways being either tarmacadam surfaced or laid with paving slabs. Overhead power lines are present above the site with a pylon situated in the landscaped area to the north east of Unit 5, which is let to Furniture Village.

BUILDING AGE

1988.

SITE AREA

1.85 hectares (4.56 acres).

ACCOMMODATION

As instructed, we have relied upon the floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

UNIT	USE	SQ M	SQ FT
1	Industrial	729	7,851
2	Industrial	725	7,808
3	Industrial	722	7,774
4	Industrial	734	7,899
5	Industrial	1,563	16,828
6	Industrial	1,260	13,566
7	Industrial	1,685	18,132
TOTAL		7,418	79,858

We understand that the site area extends to 1.85 hectares (4.57 acres) thus providing a site coverage of approximately 39%.

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a Technical Due Diligence report prepared by Arcadis and dated 9 April 2020. According to the report, the property, which was built circa 30 years ago, is in good condition with no structural issues identified. All seven units are let on full repairing and insuring (FRI) terms and therefore the tenants are responsible for the repairs to the units, with the tenants of Units 5, 6 and 7 being responsible for their associated service yards.

In their 'Risk Schedule and Capex', Arcadis has not identified any high (requiring urgent attention / clarification) or medium (potentially serious issue / non-compliance with statutory requirements) risk items within the next 10 years, but they have identified a couple of low risk items (issue that could arise or impact on the property but is not of significant

179

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 concern) amounting to £10,000 each for your Borrower (£20k in total over the next 5 years). One immediate item (year 1) of £10,000 refers to a provisional sum for replacing the boiler in Unit 6, and should the tenant not action this, it would be your Borrower’s responsibility to replace the boiler at lease end in order to maintain the unit’s ongoing lettability. We have decided not to reflect this nominal, immediate capex sum of £10,000 in our valuation because it is categorised as a low risk by Arcadis and is therefore deemed to be of little significant concern. Also, the existing lease at Unit 6 does not expire until September 2029. The other low risk item of £10,000 highlighted by Arcadis refers to a potential replacement programme to deal with the maintenance of the external facilities, and namely the replacement of dated welded mesh fencing. As this item amount is insignificant and earmarked for expenditure in years 2-5, we have decided not to reflect it in our valuation. ENVIRONMENTAL We have not completed any investigations in relation to the presence or potential presence of CONSIDERATIONS contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value. We have not carried out investigations into past uses, either of the property or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. We have been provided with a Phase 1 Environmental Report carried out by Ambiente Group UK Ltd and dated 13 May 2020. It confirms that overhead power lines are present above the site, with a pylon present in the landscaped area to the north east of Unit 5. The report concludes that the level of environmental risk associated with the site is assessed to be acceptably low for the current use and no further environmental investigation or assessment is considered necessary prior to acquisition. Consequently, this may reduce the property’s demand and marketability from tenants and / or prospective investors. TENURE We have been provided with a ‘Draft 1 Certificate of Title’ prepared by Herbert Smith Freehills LLP and dated 25 September 2020. The CoT confirms that the property is held freehold under registered title number AV160158. Herbert Smith Freehills LLP has confirmed in their opinion that the property offers a good and marketable title and therefore, they do not see any reason why your Borrower should not be the registered proprietor of the property with absolute title. VALUATION CONSIDERATIONS MARKETABILITY AND POTENTIAL Demand for good quality, well-let industrial investments across Bristol and the South West region is PURCHASERS currently strong and supply limited. Across the region, occupier demand has been robust and coupled with an undersupply of accommodation, there has been evidence of rental value growth, which is consequently fuelling strong investor interest. We consider that the subject property would appeal to high net worth private investors, property companies and institutional funds. MARKETING PERIOD We are of the opinion that 6-12 months should be allowed to find a willing buyer. EXPOSURE PERIOD 6-12 months. 180 C

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

CURRENT VOID PERIODS

6-9 months.

COSTS AND ADJUSTMENTS

None.

OPINION OF MARKET RENT

In formulating our opinion of Market Rent, we have researched the local market and where appropriate spoken with our in-house agency teams. We have had regard to the following transactions:

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (Years)	Break	Rent £ pa (Sq Ft)
Unit 2, Orpen Park	Industrial	Apr 20	7,808	Riverford Organic Farmers Ltd	10	Year 5	£65,695 pa (£8.41 psf)
Unit 6, Orpen Park	Industrial	Oct 19	13,566	Pentagon Sport (South) Ltd	10	N/A	£111,920 pa (£8.25 psf)
Unit 3, Orpen Park	Industrial	Dec 18	7,774	VPS (UK) Ltd	5	N/A	£63,277 pa (£8.14 psf)
Unit 4, Orpen Park	Industrial	Dec 18	7,899	Rico Logistics Ltd	5	N/A	£62,805 pa (£7.95 psf)

Comparison to Subject

Comparable 1: This forms part of the subject property.

Comparable 2: This forms part of the subject property.

Comparable 3: This forms part of the subject property.

Comparable 4: This forms part of the subject property.

Taking the above transactions into consideration, we have adopted the following headline ERV groups:

- Units 1-4 (all sub 8,000 sq ft) – £8.50 psf
- Unit 6 (13,566 sq ft) – £8.25 psf
- Units 5 & 7 (16,828 sq ft to 18,132 sq ft) – £8.00 psf

This produces a total Market Rent of £657,920 pa reflecting £8.24 psf overall.

OPINION OF YIELD

In formulating our opinion of Market Value, we have researched the local market and where appropriate spoken with our in-house agency teams. We have had regard to the following transactions:

181

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent pa	Purchase Price (NIY)	Comments
Units 1-7, Orpen Park, Bristol	May 20	79,858	5.60	£573,343 pa	£9.6m (5.59%)	This is the subject property which was acquired by your Borrower.
Nursteed Trading Estate, Devizes, Wiltshire	Nov 19	41,685	Unknown	£237,500 pa	£3.460m (6.45%)	All 10 units are fully let & the vendor has secured planning permission for the development of 17 small units on a 1.06 acre yard to the rear of Units 1-4.
Units 1-8, Wilverley Trading Estate, Bristol	Sep 19	62,307	2.70	£352,925 pa	£5.870m (5.64%)	Fully let to 5 tenants & held freehold. Sold as part of a national portfolio.
Units D1-D6, South Marston Industrial Estate, Swindon	U/O	41,001	4.80	£265,255 pa	£3.830m (6.50%)	6 interconnecting terrace units & a secure compound. Fully let to two tenants.

Comparison to Subject

Comparable 1: This is the subject property which provides us with the best evidence.

Comparable 2: Devizes is a weaker industrial location compared to Bristol.

Comparable 3: Strong reversionary income potential and more of a trade counter estate.

Comparable 4: Less diversified income as the property is only let to two tenants.

Taking the above transactions into consideration, we have adopted the following capitalisation rate:

- 6.25% EY

VALUATION METHODOLOGY: MARKET VALUE

In arriving at our opinion of Market Value, we have had regard to the market evidence above in comparison to the subject property. We have adopted the comparable and investment methods of valuation together with the following inputs and rationale:

- Freehold tenure.
- Fully let and income producing at a total passing rent of £573,343 pa reflecting £7.18 psf overall.
- WAULTC of 5.60 years.
- Headline Market Rent of £657,920 pa.
- We have capitalised the total passing rent into perpetuity at 5.5% NIY. The choice of yield reflects the comparables detailed above including the acquisition of the subject property by your Borrower in May 2020 for £9,600,000.
- This produces a gross value of £10,242,326 from which purchaser's costs of 6.69% (SDLT, agent and legal fees) are deducted. The net rounded value is £9,600,000.
- Our opinion of Market Value is the same as the recently completed purchase price.

£9,600,000 (Nine Million Six Hundred Thousand Pounds) exclusive of VAT

Net Initial Yield	5.60%
Equivalent Yield	6.25%

182

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 Reversionary Yield 6.42% Reflecting a capital value of £120.21 psf. VALUATION In arriving at our opinion of Vacant Possession Value, we have had regard to the market adopting the METHODOLOGY: following inputs and rationale: VACANT POSSESSION VALUE â– We have assumed that the property is vacant and non-income producing. â– We have applied a headline Market Rent as per the breakdown detailed above, which reflects a total of £657,920 pa. â– We have applied an average 15 month letting void across the estate together with an average rent free incentive of 6 months. â– Empty rates are deducted during the marketing void, as well as, letting fees based on 15% of Market Rent and an assumed void service charge at £0.25 psf. â– We have applied an Equivalent Yield of 7.00%. £7,400,000 (Seven Million Four Hundred Thousand Pounds) exclusive of VAT Net Initial Yield -3.36% Equivalent Yield 7.04% Reversionary Yield 8.23% Reflecting a capital value of £92.66 psf. The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we ESTIMATED carried out a full Reinstatement Cost Assessment (RCA). We have been provided with an RCA by REINSTATEMENT COST ASSESSMENT Arcadis and dated 14 March 2020 which estimates a total day one reinstatement cost of £9,399,000 (RCA) excluding VAT and inflation. REMAINING ECONOMIC LIFE We are of the opinion that the subject property has a remaining economic life of 25 years. 183 C

PROPERTY ID: 13 - Schooner Park
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 **FINAL**

Schooner Park - Dartford, DA2 6QP, United Kingdom







United Kingdom
Isle of Man
Dublin
Ireland
Manchester
Birmingham
Amsterdam
Netherlands
Hamburg
Brussels
Cologne
Belgium
Luxembourg
Paris
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google, Inst. Geogr. Nacional



River Thames
A206
A282
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	6,740,000
Market Value (per sq ft)	229
Net Initial Yield	4.53%
Reversionary Yield	5.63%
Equivalent Yield	5.47%
Gross Income (p.a.)	326,570
Gross Income (p.a.) (per sq ft)	11
*Adj. Gross Income	326,570
Adj. Gross Income (per sq ft)	11
Net Income (p.a.)	326,570
Net Income (p.a.) (per sq ft)	11
Gross Rental Value	405,500
Gross Rental Value (per sq ft)	14
Capital Expenditure	-13,605
Transaction Costs	6.64%
Over / Under Rented	-9.26%

KEY FACTS

Metric	Value
Total Area (sq ft)	29,488
WAULT to Break by Rent	2.15
WAULT to Break by ERV	2.21
WAULT to Expiry by Rent	4.46
WAULT to Expiry by ERV	4.45
Percentage of Vacancy (Area)	11.90%
Percentage of Vacancy (ERV)	11.25%
Number of Tenants	8
Tenure	Freehold
Expiry Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
Jones FM LLP	1.27	3.27	4,582	57,500	59,600	17.6%
Licata Building Systems Ltd	3.73	8.73	4,271	53,010	55,500	16.2%
Alimak Group UK Ltd	0.21	0.21	2,111	46,000	49,600	14.1%
Media Share Ltd, t/a ER Productior	2.64	2.64	3,535	45,000	46,000	13.8%
Eltham Welding Supplies Ltd	4.97	4.97	4,365	43,260	56,700	13.2%
Other	1.07	5.49	7,114	81,800	92,500	25.0%
Vacant	n/a	n/a	3,510	n/a	45,600	n/a
Total	2.21	4.45	29,488	326,570	405,500	100.0%

Printed 01/02/2021 13:24

184

CBRE

PROPERTY ID: 13 - Schooner Park ON BEHALF OF: BAML VALUATION DATE: 30-Sep-2020 FINAL RENT EXPIRY PROFILE 70,000 60,000 50,000 40,000 30,000 o 20,000 10,000 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+ Year â– Vacant LEASE LENGTHS GROUPED ... â– < 1yr â– 1-3 yrs â– 3-6 yrs â–6-9 yrs â– > 9 yrs Printed 01/02/2021 13:24 185

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

SCHOONER PARK, CROSSWAYS BUSINESS PARK, DARTFORD DA2 6QP

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
ANTHONY WILSON-O'NEILL MRICS	17/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
▪ Modern units with a good specification. ▪ Good unit configuration with first floor open plan offices in majority of units. ▪ Demand for multi-let industrial property is strong, particularly those with asset management opportunities and those situated in the South East. The Property is located within Greater London which are of interest to investors seeking Industrial Estates at the current time. ▪ Limited amount of capex required. ▪ WAULT of 4.46 years.	▪ Unit 11 is vacant and not producing income.
OPPORTUNITIES	**THREATS**
▪ The estate is reversionary with majority of units currently let below market rent. ▪ Remove break clauses where possible. ▪ Let Unit 11 at market rent to set precedent for further deals.	▪ There are several upcoming tenant break options in the next 2 years. WAULTC of 2.15 years.

LOCATION & SITUATION

LOCATION & SITUATION

Dartford is a highly strategic, core South East industrial location. Dartford lies just to the south of the Queen Elizabeth II Bridge (The Dartford Crossing) and lies adjacent to Junction 1A of the M25.

The Property benefits from excellent access to Central London (via the A2), the M25, the M20, M2 and the North and South Circular roads. Dartford will directly benefit from one of Europe's largest infrastructure projects: the £6bn Lower Thames Crossing. It is scheduled to open in 2027 and will create three new junctions on the M25 between

186

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

junctions 29 and 30; as well as a new tunnel crossing under the River Thames east of Gravesend and Tilbury, comprising 3 lanes in each direction.

Schooner Park forms part of the Crossways Business Park, which is a well-established commercial park comprising 300 acres. Crossways Business Park lies immediately adjacent to Junction 1A of the M25.

Schooner Park lies at the south west part of Crossways Business Park. It benefits from excellent access to the M25/A282 via the A206 and Anchor Boulevard, being less than one mile from the junction

PROPERTY DESCRIPTION

DESCRIPTION

The estate is a modern, highly specified multi-let industrial estate. The development of Schooner Park was completed by Frogmore in 2009. Schooner Park comprises 24 units arranged in 6 terraces, and one standalone unit. The Property incorporates 9 of these units; with unit sizes ranging from approximately 1,700 sq ft to 4,600 sq ft (GEA) and totals approximately 29,490 sq ft (GEA).

The units have steel portal frames and have facades comprising profiled metal sheeting and full height facing brick work. The roofs are single pitched with 10% roof lighting. Internally there is block work to a height of approximately 2m and a solid concrete floor, finished with a power float coating with a loading capacity of 30 kN/sqm. Minimum eaves heights range between 5.52m and 6.54m across the units.

Each unit has one electrically operated loading door and car parking ranging between 3 and 7 spaces per unit. The majority of the units have 1st floor open plan office accommodation with perimeter trunking, double glazed aluminium windows, acoustic tiling, recessed lighting, suspended ceilings, carpeted floors, VRV heating/cooling, kitchenettes and WC.

BUILDING AGE

2009

SITE AREA

Located within wider estate which extends to 1.5 hectares (3.7 acres).

ACCOMMODATION

As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

UNIT	USE	SQ M	SQ FT
1	Industrial / office	406	4,365
3	Industrial / office	426	4,582
4	Industrial / office	397	4,271
6	Industrial / office	159	1,713
8	Industrial / office	179	1,930
10	Industrial / office	322	3,471
11	Industrial / office	326	3,510
13	Industrial / office	328	3,535
19	Industrial / office	196	2,111
TOTAL		2,740	29,488

187

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been provided with a Technical Due Diligence report prepared by Arcadis dated 26 March 2020. The report concludes that the property is in good condition and the surrounding land is kept in a good condition together with the remaining units within the estate. It does however note the damage to the wall of Unit 4. The asset appeared to be in a reasonable state of repair at the time of inspection.
ENVIRONMENTAL CONSIDERATIONS	We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value. We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. We have been provided with a Phase 1 Environmental Summary carried out by Ambiente Ltd dated July 2019. The report considers there to be limited potential for current on-Site activities to result in land contamination. The level of contamination risk is however considered to be acceptably low for the current use. In addition, the report confirms the site is not located within an area considered to be of a significantly elevated risk of flooding.
TENURE	The Property is held freehold. We have been provided with a Certificate of Title prepared by Herbert Smith Freehills. Registered title number: TT52364 (in relation to Units 1, 3, 4, 6, 8, 10, 11 and 13 Schooner Park) and TT64005 (in relation to Unit 19 Schooner Park).

VALUATION CONSIDERATIONS

MARKETABILITY AND POTENTIAL PURCHASERS	The Property offers strong underlying fundamentals and is situated in an established industrial location. The property is of good specification and quality whilst benefiting from an attractive term to lease expiry for units of this nature. Should this property be brought to the market, we believe there would be a significant level of interest in the asset and would likely sell to a wider variety of investors including, Prop Co's, REITS and Pension Funds.
MARKETING PERIOD	We are of the opinion that 6 to 12 months should be allowed to find a willing buyer.
EXPOSURE PERIOD	6 - 12 months.
CURRENT VOID PERIODS	None

188

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

COSTS AND ADJUSTMENTS

None

OPINION OF MARKET RENT

In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Acorn Industrial Park, Dartford,	Warehouse	May 20	4,439	RSH Audio Ltd	10	None	£11.26
Crayside Industrial Esate, Crayford	Warehouse	Feb 20	6,042	Screaming Colour Ltd	10	None	£11.00
Unit 4, Schooner Park	Warehouse	Jun 19	4,271	Licata Building Systems	10	Year 5	£12.41
Unit 13, Schooner Park	Warehouse	May 19	3,535	Media Share Ltd	4	None	£12.73

Comparison to Subject

Comparable 1: Inferior location as subject is closer to A282 road.

Comparable 2: Inferior location as subject is closer to A282 road.

Comparable 3: Subject property, best evidence however rental levels have increased since this transaction.

Comparable 4: Subject property, best evidence however rental levels have increased since this transaction.

Taking the above transactions into consideration, we have adopted the following Market Rent;

- Unit 1-13: £13.00 sq ft headline
- Unit 19: £23.50 sq ft headline

OPINION OF YIELD

In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

189

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
Subject Property	June 20	29,488	4.96	£377,560	£6.475 (5.46%)	£219.58psf. Passing rent inc unit 19.
Quarry Wood Industrial Estate	July 20	458,000	2.19	£2,310,000	£38.05 (5.69%)	83.00psf. 15 tenants, 16 acre site.
Unit 6&8 Veridion Way, Erith	April 20	16,649	7.27	165,753	£3.6M (4.31%)	£216.23psf. Subject property
Kencot Close Business Park, Erith DA18 4AB	Dec 19	35,997	n/k	£437,892	£8.75 (4.69%)	£243psf. Multi let estate with 28 units.

Comparison to Subject

Comparable 1: Best evidence as sold five months prior to valuation date.

Comparable 2: Located in an inferior location, subject property is more desirable.

Comparable 3: Comparable estate located in Erith, also reversionary similar to subject property.

Comparable 4: Multi let estate located in Erith, we would expect a similar yield however this sale is slightly date dated.

Taking the above transactions into consideration, we have adopted the following capitalisation rates;

- Over 2.5 years income: 5.25% Equivalent Yield
- Under 2.5 years income: 5.50% Equivalent Yield
- Vacant: 6.25% Equivalent Yield

VALUATION METHODOLOGY:
MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- Multi-let estate comprising of 9 units, one vacant
- Located in Dartford with good access to M25.
- Purchased for £6,475,000 (includes £822,000 for Unit 19) in April 2020 which equates to Net Initial Yield of 4.72%.
- Passing rent of £326,570 (£11.07 per sq ft) and market rent around £13.00 per sq ft (deals within estate in 2019 @ £12.50 - £12.75 per sq ft).
- 3.88 years term certain.
- Applied letting fees and holding costs where appropriate.
- Applied Equivalent Yield of 5.25% to income 2.5 years +, 5.5% to less than 2.5 years and 6.25% to the vacant unit. Blended Equivalent Yield of 5.47% and Net Initial Yield of 4.53%.
- Slightly higher than purchase price however the CBRE Benchmark yields for prime estate have sharpened by 25 bps since the purchase date (April 2020) which I think justifies the increase.

190

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020    £6,740,000 (Six Million Seven Hundred and Forty Thousand Pounds) exclusive of VAT Net Initial Yield 4.53% Equivalent Yield 5.47% Reversionary Yield (18/09/2025) 5.63% Reflecting a capital value of £2,460.30 per sq m (£228.57 per sq ft).    VALUATION In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting METHODOLOGY: the following inputs and rationale;    VACANT    POSSESSION â– We have assumed the property is vacant and non-income producing. VALUE â– We have applied a Headline Market Rent as per the breakdown detailed above, which reflects a total of £405,500 per annum.    â– We have applied a 9-month letting void on each unit. We have applied a 6 month rent free on the units assuming a 5 year term certain. â– Empty rates are deducted for the marketing void, deferred 6 months for rates relief, and also letting fees based on 15% of Market Rent. â– We have applied an equivalent yield of 6.25%. £5,590,000 (Five Million Five Hundred and Ninety Thousand Pounds) exclusive of VAT Equivalent Yield 6.25% Reversionary Yield 6.73% Reflecting a capital value of £2,041 per sq m (£189.64 per sq ft).    ESTIMATED The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor REINSTATEMENT have we carried out a full Reinstatement Cost Assessment. We have been provided with a report COST by Arcadis dated 13 March 2020 which estimates that the reinstatement cost for the building for ASSESSMENT loan security purposes would be £4,436,000 on a day one basis including fees but excluding VAT (RCA) and inflation. These figures should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out. We are of the opinion that the subject property has a remaining economic life of 25 years.    REMAINING ECONOMIC LIFE 191 CBRE

PROPERTY ID: 14 - 18-21 Padgets Lane
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 FINAL

18-21 Padgets Lane - Redditch, B98 0RB, United Kingdom






Glasgow
Edinburgh
United Kingdom
Isle of Man
Dublin
Ireland
Manchester
Birmingham
London
Amsterdam
Netherlands
Brussels
Cologne
Belgium
Luxembourg
Paris
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google, Inst. Geogr. Nacional


MOONS MOAT NORTH INDUSTRIAL ESTATE
MOONS MOAT SOUTH
Arrow Valley Country Park
WINYATES WEST
A4023
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	5,710,000
Market Value (per sq ft)	74
Net Initial Yield	5.75%
Reversionary Yield	6.34%
Equivalent Yield	6.46%
Gross Income (p.a.)	350,000
Gross Income (p.a.) (per sq ft)	5
*Adj. Gross Income	350,000
Adj. Gross Income (per sq ft)	5
Net Income (p.a.)	350,000
Net Income (p.a.) (per sq ft)	5
Gross Rental Value	386,020
Gross Rental Value (per sq ft)	5
Capital Expenditure	0
Transaction Costs	6.62%
Over / Under Rented	-9.33%

KEY FACTS

Metric	Value
Total Area (sq ft)	77,204
WAULT to Break by Rent	8.23
WAULT to Break by ERV	8.23
WAULT to Expiry by Rent	8.23
WAULT to Expiry by ERV	8.23
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	Freehold
Expiry Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
Cassellie Limited	8.23	8.23	77,204	350,000	386,020	100.0%
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
Other	-	-	-	-	-	-
Vacant	n/a	n/a	-	n/a	-	n/a
Total	8.23	8.23	77,204	350,000	386,020	100.0%

Printed 01/02/2021 13:24
192
CBRE

PROPERTY ID: 14 - 18-21 Padgets Lane ON BEHALF OF: BAML VALUATION DATE: 30-Sep-2020 FINAL RENT EXPIRY PROFILE    Year â– Vacant    LEASE LENGTHS GROUPED ....    â– < 1yr    â– 1-3 yrs â– 3-6 yrs â– 6-9 yrs â– > 9 yrs Printed 01/02/2021 13:24 193 CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

UNITS 18-21 PADGETS LANE, SOUTH MOONS MOAT, REDDITCH

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
RICHARD CONNOLLY MRICS	17/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS

- Established industrial location
- Fully let to a single tenant
- Lease term certain of just over 8 years
- Units can be sub-divided

WEAKNESSES

- The property is subject to two Schedules of Conditions limiting the tenants repairing obligation.
- Whilst refurbished, there are certain items of disrepair (not covered by the tenants repairing obligations).
- The building survey highlights potential capex of £700,000 in years 6-10.
- Uncertain covenant strength of the tenant and guarantor.

OPPORTUNITIES

- Potential improvement in covenant strength of tenant
- Potential rental growth in the medium / long term.

THREATS

- Tenant / guarantor default
- Capex requirement, in particular in respect of the roof
- Weakening in the industrial occupational and investment markets.

LOCATION & SITUATION

LOCATION & SITUATION

Redditch is a new town within Worcestershire and is located 14 miles south of Birmingham, 15 miles west of Coventry and 100 miles north west of London. Redditch has strong motorway connections with the town centre lying approximately 4 miles south of Junctions 2 and 3 of the M42 motorway. The M42 also provides links to the M1, M6 and M6 Toll road to the north, the M40 to the east and the M5 to the west.

South Moons Moat Industrial Estate is situated approximately 2.5 miles east of Redditch town centre and approximately 3.5 miles from Junction 3 of the M42 which is accessed via the A435 dual carriageway. The property is located on Padgets Lane which has direct access to the A4023 Coventry Highway which links to the A435 circa 1 mile to the east.

194

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

The property is situated in an established industrial area and the adjacent South Moons Industrial Estate (Units 1 to 17) is also owned by the Borrower.

PROPERTY DESCRIPTION

DESCRIPTION

The property comprises two industrial which we estimate were constructed in the late 1970s / early 1980s. There are also smaller extensions to the units which appear slightly more modern.

The units are of steel frame construction and externally the elevations have low level brickwork with profile metal cladding above. The main roofs are of low-pitched metal deck construction with a mineral felt covering and north roof lights.

Units 18/19 have a broadly 'L' shaped configuration with the accommodation providing first floor offices to the front of Unit 18. The offices have a specification including suspended ceilings, recessed lights, generally double-glazed windows and air conditioning cassettes. The warehouse has a basic specification including concrete floor, new LED lighting and three level access loading doors. There is also a small steel portal frame additional unit/extension on the south west corner with fully clad elevations and a clad pitched roof. The additional unit has single level access loading door.

Units 20/21 are of a similar construction but have a more linear configuration with additional steel portal frame accommodation at either end of unit. The warehouse space has a similar specification with two level access doors with a further door on each of the extensions. To the rear of the warehouse are WC facilities. The front (west facing) section of this unit comprises two storey office accommodation.

Externally, the units have a shared yard area with gated entrance. Car parking is provided to the south of Unit 18 and to the west of Units 20/21.

BUILDING AGE

We estimate that the property was constructed in the late 1970s / early 1980s.

SITE AREA

Based on the assumed boundaries, the site area extends to approximately 1.34 hectares (3.31 acres).

ACCOMMODATION

As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

FLOOR / UNIT	USE	SQ M	SQ FT
Units 18 & 19	Industrial	3,655.99	39,354
Unit 20	Industrial	1,782.57	19,188
Unit 21	Industrial	1,733.70	18,662
TOTAL		7,172.26	77,204

195

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a Technical Due Diligence report prepared by Arcadis dated 26 May 2020 and referenced UK 10019829. The report states that the building is generally in a good condition from a structure and fabric perspective. However, it does highlight the following points:

- The Landlord undertook refurbishment works in 2018 which we understand to have included internal strip out and basic shell and core refurbishment works, new WCs, new external cladding and repair works top the yard, drainage and roof.
- The low pitched felt roof coverings to the main buildings have been patched and are showing signs of blistering with a number of reported / evident leaks internally. There is a 3 year rectification period for the Landlord's works and therefore there will be some ongoing liability for the Landlord until 2021 (3 years from 2018). After this period, the tenant will be liable, however, a Schedule of Condition states that the tenant is only to keep the roof wind and watertight.
- Cut edge corrosion was noted to the profile metal cladding roofs to the extension of both buildings. The tenant has no liability for these items.
- The rainwater downpipes to the extensions discharge directly onto the hardstanding / grassed area and no gullies / drainage are provided.
- The brick facades at the lower level have isolated areas of damage with areas of poor pointing, cracking and staining.
- Minor cracking and impact damage was noted to the internal walls to the warehouse together with minor deterioration and cracking to the concrete floors. The uneven / poor floor finish is generally noted in the Schedule of Condition. It is unclear whether the installation of racking has contributed to the more recent cracking and therefore it is recommended that this is monitored over the next 12 months.
- Where old walls / floors have been removed within the warehouse as part of the Landlord's works, the finish is generally poor with sections of redundant pipework and old boarding still visible.
- The recently applied paint finish to the warehouse floor within Unit 20/21 is flaking in large areas. This should be raised with the contractor and rectified.

The property is let to Casselie Limited on a full repairing and insuring occupational lease, however, as stated above, the repairing obligations are limited by way of two Schedules of Condition.

Having regard to this, the report highlights the following risk and Landlord capex considerations:

ITEM	RISK	IMMEDIATE £	2-5 YRS £	6-10 YRS £	TOTAL £
Roofs	Medium	-	-	550,000	550,000
Cut Edge Corrosion	Low	-	-	10,000	10,000
Maintenance/Repairs	Low	-	-	125,000	125,000
MEP Installations	Low	-	-	15,000	15,000
TOTAL				700,000	700,000

196

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 The capex approach is based on a business strategy of maximising the serviceable life of the key building elements and adopting a “repair” rather than a replacement approach. Having regard to the timescale of the capex, we have not made any explicit deductions within the valuation. ENVIRONMENTAL We have not completed any investigations in relation to the presence or potential presence of CONSIDERATIONS contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value. We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. We have been provided with an Environmental Data Gap Review carried out by Ambiente Ltd dated November 2019. The report is in respect of the whole South Moons Industrial Estate which includes the subject units. The report highlights the following: â– The estate was developed into its current configuration in the late 1970s. â– The report refers to a previous Phase 1 Environmental Audit Report prepared by Paragon dated September 2019 which states “no significant issues of environmental concern were highlighted from the current use of the site”. â– There is also a former Sitecheck Combined Report prepared by Landmark Information Group dated July 2019 which states “no significant contamination linkage has been identified and any liabilities from contaminated land are unlikely”. No further action is required. The overall opinion was that the land ‘passed’. â– There is a low to medium risk of fluvial flooding (flooding from rivers) and a medium risk of flooding from pluvial sources (surface water flooding). Overall, the report concludes that based on the continued commercial use of the site, there is a low to medium risk with regard environmental liability. TENURE We have been provided with a draft Certificate of Title dated 6 October 2020 in respect of Units 18-21 Padgets Lane Redditch. The property is held freehold on three registered titles: â– WR41152-Plan 1 â–HW175335-Plan 2 being Unit 18 â– HW75404 - Plan 3 being Units 20 and 21 The property is subject to several incumbrances and we would highlight the following: â– WR41152 - There are unknown matters from a 1969 Conveyance. We understand that the Borrower has an appropriate indemnity policy place. â–WR41152 - There are various rights benefiting the CNT land including access to enter part of the property to access service media. â–WR41152 - The property is subject to restrictive covenants for the benefit of adjoining land. These include not to use Property A other than for a service yard for the adjoining premises (18 21 Padget Lane) and not to cause any annoyance, nuisance to the adjoining land. 197

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 â–WR41152 - there is an obligation to pay a proportion of cost in respect of foul or surface water drainage. The seller has confirmed that there has been no notice or demand for payment. â– HW175335 - The 1994 Transfer also reserves to the tenants of Unit 1-17 Padgets Lane to use the part of the Property coloured yellow, subject to paying a far proportion of the costs for maintenance etc. The seller has confirmed no demands have been received. â– HW175335 - Pursuant of a 1994 Transfer, there are rights benefiting the CNT land including access over the access road hatched black on Plan 4. â– HW75404 - The property is subject to various rights benefiting the CNT land. â– There is a public footpath on the property to the west of the Units 20 and 21. We must highlight that we have not been provided with Copies of the Plans referred to in the Certificate of Title. Tenancies The property is let on a single lease to Cassellie Limited with a guarantee from Mobility Group Topco Limited. The lease is for a term commencing 20 December 2018 and expiring 19 December 2028 and therefore has an unexpired term certain of 8.25 years. The contracted passing rent is £350,000 per annum and the lease provides the following fixed increases: â– £400,000 per annum - From 20 December 2021 â– £425,000 per annum - From 20 December 2023 We would highlight that the Vendor is topping up the rent to £400,000 per annum for the purchase. The lease does not provide any further rent reviews. The lease provides full repairing and insuring obligations on the tenant, however, the repairing obligations are limited by way of two Schedules of Condition. One Schedule of Condition is solely in respect of the roof and effectively requires the tenant to keep the roof wind and watertight. The lease provides that the tenant must carry out certain ‘Tenant Works’ as provided within the Agreement for Lease. On completion of the works the tenant will procure an addendum to the Schedule of Condition to include those items which comprise ‘Tenant Works’. We have not been provided with a copy of the Agreement for Lease or whether the Schedule of Condition has been updated and therefore we would recommend that the Bank’s legal advisors confirm this. 198

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 VALUATION CONSIDERATIONS MARKETABILITY Whilst the industrial sector remains the most resilient, there are one or two factors in respect of AND POTENTIAL the subject property which we consider will impact on marketability and value. There will be PURCHASERS greater scrutiny over the covenant strength of the tenant and guarantor due to the uncertainty in the economy. Coupled with this, the reduced repairing obligations, in particular regarding the roof, may deter some purchasers. Overall we consider that the majority of demand would stem from local or regional propose or private investors. We would highlight that the Borrower owns the adjacent industrial estate and would therefore be considered a Special Purchaser. MARKETING PERIOD We are of the opinion that 3 to 6 months should be allowed to find a willing buyer. EXPOSURE PERIOD 6 months. CURRENT VOID 6-12 months PERIODS COSTS AND The property is fully let on a single lease and therefore there are currently no holding or running ADJUSTMENTS costs. OPINION OF In formulating our opinion of Market Rent we have researched the local market and where MARKET RENT appropriate spoken with in house agency teams. We have had regard to the following transactions; 199 CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq. Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
29 Heming Road Redditch	Industrial	10/2020	84,343	On Market	-	-	Q £435,000 (£5.15)
Velocity 42 Redditch	Distribution	10/2019	93,720	Avon Freight	15	-	£585,750 (£6.25)
9 & 13 Hund End Ind Est Redditch	Industrial	06/2019	23,139	Microteam	10	-	£116,000 (£5.00)
Subject Property	Industrial	12/2018	77,204	Casselli Ltd	10	-	£397,500 (£5.15)

Comparison to Subject

Comparable 1: The comparable comprises a two bay warehouse with extensions and extends to 70,836 sq ft with a further 13,480 sq ft of canopies. The warehouse has eaves of over 6.7m and has eight level access loading doors. The property is currently on the market quoting £435,000 per annum which equates to broadly £5.50 per sq ft with half rate on the canopy. Whilst this unit hasn't transacted, we would make a downward adjustment to the quoting rent.

Comparable 2: The comparable comprises a new distribution unit and would be considered the prime headline rent in Redditch. We would make a downward adjustment to the evidence.

Comparable 3: The comparable comprises an established industrial unit. The comparable is smaller but is situated in an inferior location. We consider that the subject property would command a broadly similar rent.

Comparable 4: The subject property was openly marketed and let in December 2018. The unit was let on a 10 year lease with a stepped rent of £350,000 per annum (£4.53 per sq ft) increasing to £400,000 per annum (£5.18 per sq ft) and then £425,000 per annum (£.50 per sq ft). The average rent over the term is £397,500 per annum (£5.15 per sq ft).

Taking the above transactions into consideration, we have adopted the following Market Rent;

- £386,020 which equates to £5.00 sq ft headline

OPINION OF YIELD

In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

200

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
Pattonair Unit, Derby	09/2020	75,543	10.00	£435,000	£6.8M (6.00%)	20 yrs BO yr 10. 5 yearly RPI (1%-3%). Interest at 6.00% NIY
Dennis Eagle Unit, Leamington Spa	09/2020	133,732	9.50	£351,600	UO £12.5M (5.41%)	Unit built 1980s used as HQ. Rack rented
Barson Global Logistics, Coventry	09/2020	51,600	10 B/O YR 5	£492,755	£8.2M (5.80%)	Unit built 2006. Adjacent to the M6
Aquapak Polymers, Rubery	03/2020	51,600	11.83	£351,600	£5.5M (6.00%)	Unit built 2017. 5 yearly RPI increases (3%-5%)

Comparison to Subject

Comparable 1: Unit constructed 2007 with 10m eaves. The comparable would be considered to occupy a similar location to Redditch, however, the comparable property is superior. The tenant covenant of the comparable is also superior. Whilst the comparable has not yet transacted, we would make an outward adjustment to the interest.

Comparable 2: Leamington would be considered a superior location and the comparable would also be considered a superior unit and covenant. We would make an outward adjustment to the evidence.

Comparable 3: The comparable is situated on Prologis Park in Coventry and is therefore a far superior location. The comparable is also a superior, more modern asset. We would make an outward adjustment to the evidence.

Comparable 4: Whilst Rubery would be considered a slightly inferior location to Redditch, the comparable is a superior, more modern asset let for a longer unexpired term. The guarantor on the comparable would be considered superior when compared to the tenant and guarantor covenant on the subject property. We would make an outward adjustment to the evidence.

Taking the above transactions into consideration, we have adopted the following capitalisation rates;

- 5.75% Net Initial Yield

VALUATION METHODOLOGY:
MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- We have reflected the tenancy information provided.
- We understand that the property is being acquired off a topped up rent of £400,000 per annum however the current rent is £350,000.
- We have adopted a headline Market Rent of £386,020 per annum.
- Having regard to the nature of the property, the income and covenant strength together with the available evidence, we have targeted a net initial yield of 5.75%.
- This approach results in a capital value of £5,709,966 after the deduction of purchasers costs.

£5,710,000 (Five Million Seven Hundred and Ten Thousand Pounds) exclusive of VAT

Net Initial Yield	5.75%
Key Running Yield (20/12/2020)	6.57%
Equivalent Yield	6.46%
Reversionary Yield (20/10/2028)	6.34%

201

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020    Reflecting a capital value per sq ft of £796.11 per sq m (£73.96 per sq ft).    VALUATION    METHODOLOGY: In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting the following inputs and rationale; VACANT    POSSESSION â– We have assumed the property is vacant and non-income producing.    VALUE â– We have applied a Headline Market Rent as detailed above, which reflects a total of £386,020 per annum.    â– We have applied a 12-month letting void on the unit together with 9 months rent free period.    â– Empty rates are deducted for the marketing void, deferred 3 months for rates relief, and also letting fees based on 15% of Market Rent.    â– We have applied an equivalent yield of 7.50%%.    £4,125,000 (Four Million One Hundred and Twenty Five Thousand Pounds) exclusive of VAT Equivalent Yield 7.50% Reversionary Yield 8.66%    Reflecting a capital value per sq ft of £575.12 per sq m (£53.43 per sq ft). The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor ESTIMATED have we carried out a full Reinstatement Cost Assessment. For indicative purposes only, we REINSTATEMENT estimate that the reinstatement cost for the building for loan security purposes would be COST £4,900,000 on a day one basis including fees but excluding VAT and inflation. These figures ASSESSMENT should be compared with the current sum insured and if a material discrepancy exists we suggest (RCA) that a full Reinstatement Cost Assessment is carried out. REMAINING We are of the opinion that the subject property has a remaining economic life of 25 years    ECONOMIC LIFE assuming on going planned maintenance. 202 CBRE

PROPERTY ID: 15 - Tewin Court Industrial Estate
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 **FINAL**

Tewin Court Industrial Estate - Welwyn Garden City, AL7 1AU, United Kingdom






United Kingdom
Isle of Man
Dublin
Manchester
Ireland
Birmingham
London
Hamburg
Amsterdam
Netherlands
Brussels
Cologne
Belgium
Luxembourg
Paris
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google, Inst. Geogr. Nacional


Panshanger Golf Complex
Temporarily closed
Welwyn Garden City
B&Q Welwyn Garden City
Ridgeway Academy
Morrisons
PEARTREE
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	10,000,000
Market Value (per sq ft)	114
Net Initial Yield	6.08%
Reversionary Yield	8.27%
Equivalent Yield	7.74%
Gross Income (p.a.)	646,625
Gross Income (p.a.) (per sq ft)	7
*Adj. Gross Income	646,625
Adj. Gross Income (per sq ft)	7
Net Income (p.a.)	646,625
Net Income (p.a.) (per sq ft)	7
Gross Rental Value	879,900
Gross Rental Value (per sq ft)	10
Capital Expenditure	-11,040
Transaction Costs	6.70%
Over / Under Rented	-22.53%

KEY FACTS

Metric	Value
Total Area (sq ft)	87,990
WAULT to Break by Rent	3.98
WAULT to Break by ERV	3.99
WAULT to Expiry by Rent	3.98
WAULT to Expiry by ERV	3.99
Percentage of Vacancy (Area)	5.14%
Percentage of Vacancy (ERV)	5.14%
Number of Tenants	18
Tenure	Freehold
Expiry Voids (months)	6

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
Unicut Precision Limited	3.25	3.25	21,013	172,143	210,130	26.6%
Amerco Electrical Distributions Ltd	4.02	4.02	9,875	80,759	98,750	12.5%
Hallgrove Garage Limited	4.26	4.26	6,790	60,309	67,900	9.3%
Metro Fixings Limited	6.19	6.19	9,223	57,500	92,230	8.9%
Access Training (Wales) Limited	5.71	5.71	7,232	50,785	72,320	7.9%
Other	3.33	3.33	29,333	225,129	293,330	34.8%
Vacant	n/a	n/a	4,524	n/a	45,240	n/a
Total	3.99	3.99	87,990	646,625	879,900	100.0%

Printed 01/02/2021 13:24

203

CBRE

PROPERTY ID: 15 - Tewin Court Industrial Estate
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 FINAL


RENT EXPIRY PROFILE
Gross Rent
300,000
250,000
200,000
150,000
100,000
50,000
0
3.84%
0.00%
3.42%
26.62%
38.07%
8.72%
19.32%
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038+
Year


LEASE LENGTHS GROUPED ...
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
By Area, to break
By Area, to expiry
Vacant
< 1yr
1-3 yrs
3-6 yrs
6-9 yrs
> 9 yrs

Printed 01/02/2021 13:24
204
CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

TEWIN COURT, WELWYN GARDEN CTIY, AL7 1AU

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
BEN OWEN MRICS	18/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS

- Occupational demand for units on the estate will be strong given the range of attractive unit sizes and the opportunity to combine units for tenants requiring more space.
- Strong transportation links with London and the South East via the A1, M1 and M25 is a major draw for distribution firms amongst other occupiers.
- Recent capital expenditure into units 14 & 15.
- The industrial sector continues to perform well with a good level of occupational demand.
- Industrial yields in the south east have remained stable for the past year.
- Relatively long WAULT considering the nature of the asset (3.98 Yrs).

WEAKNESSES

- Some units are in basic or poor condition.
- Some tenants are considered to be 'High Risk'.

OPPORTUNITIES

- There is the opportunity for re-development in the medium-long term.
- Secure lettings on vacant units.

THREATS

- High competition from more modern developments.
- Wider economic uncertainty may affect the decisions of occupiers and investors.

LOCATION & SITUATION

LOCATION & SITUATION	
	Tewin Court is an established estate of production warehouse units. The estate is located on Tewin Road off Mundells (A1000) which is approximately 1 mile east of Welwyn Garden City centre. Welwyn Garden City is situated approximately 25 miles north of Central London, 6 miles from J23 of the M25 and is adjacent to the A1(M) between J5 and J6.

205

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 The town also benefits from a mainline station offering a direct service into London Kings Cross in just over 30 mins. DESCRIPTION The estate comprises of 19 terraced warehouses with brick elevations under pitched roofs of steel truss construction. Typically, the units benefits from an internal clear height of 3.2m within the warehouse and ground level loading to the rear of the unit. Each unit benefits from a small ancillary office to the front along with WC’s. Loading doors range from overheard roller shutters and concertina doors. The units share external yard, loading areas and car parking. BUILDING AGE The Technical Due Diligence report produced by Arcadis dated April 2020 states the property was constructed in 1980. SITE AREA 1.862 ha (4.60 acres) As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis. FLOOR / UNIT TENANT SQM SOFT Access Training (Wales) Limited Unit 2 672 7,232 Unit 3 Metro Fixings Limited 857 9,223 Unit 4 Hallgrove Garage Limited 631 6,790 Unit 5 Unicut Precision Limited 573 6,164 Unit 6 Unicut Precision Limited 516 5,556 Unit 7 Unicut Precision Limited 460 4,948 Unit 8 Unicut Precision Limited 404 4,345 CBM Electrical Contractors Limited Unit 10 218 2,342 Mirage Health Group Limited Unit 11 222 2,391 Sterling Printing Company Limited Unit 12 222 2,390 Unit 13 Finetech Medical Limited 218 2,347 Unit 14 Vacant 218 2,345 Unit 15 Vacant 202 2,179 Lemsford Mill Controls Limited Unit 16 462 4,971 Amerco Electrical Distributiors Ltd Unit 17 459 4,943 Amerco Electrical Distributiors Ltd Unit 18 458 4,932 PROPERTY DESCRIPTION CBRE    PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 Unit 19 The Recover Team Limited 458 4,931 Unit 20 LGA Finishing Limited 460 4,948 Unit 21 Wonderturn Limited 466 5,013 TOTAL 8,175 87.990 DUE DILIGENCE ACCOMMODATION 206

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

Unit 19	The Recover Team Limited	458	4,931
Unit 20	LGA Finishing Limited	460	4,948
Unit 21	Wonderturn Limited	466	5,013
TOTAL		8,175	87,990

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a report prepared by Arcadis dates April 2020. The report states that 'Tewin Court is estimated to have been constructed in the early 1980's and the general condition of the units are considered to be fair'. There are no immediate cap ex issues which have been highlighted although the report suggests the use of the emergency staircase to Unit 2 is to be prohibited for safety reasons.

Moreover, a maintenance plan for the external areas has been suggested however CBRE have made the assumption these liabilities will be covered by the service charge of the estate.

The asset appeared to be in a reasonable state of repair at the time of inspection for its age and use.

ENVIRONMENTAL CONSIDERATIONS

We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a 'Review of Phase 1&2 Environmental Assessment: Tewin Court Industrial Estate, Welwyn Garden City, AL7 1AU, UK (Rambol, 2020).

The report provides the below summary:

"Overall, while there is some potential for contamination arising from historic uses including factories and mixed light industrial uses, Ramboll considers that the majority of the site is of low-moderate risk in terms of the potential for contamination (if present) to pose an unacceptable risk to site users and sensitive receptors."

TENURE

We understand the subject property is held Freehold.

We have been provided with a draft Certificate on Title, which confirms the property is held with good and marketable title. The title confirms the property benefits from warehouse use.

We do not consider there to be any further matters within the report that will adversely impact upon or opinion of Market Value.

207

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 VALUATION CONSIDERATIONS MARKETABILITY There has been increasingly positive investor sentiment towards the industrial sector over the last AND POTENTIAL few years, this has not been slowed by the rise of COVID-19. Purchaser demand will likely be PURCHASERS seen from high net worth individuals, REIT’s or property investment funds. We believe the property’s existing mixed tenant pool along with strong location in the heart of industrial Welwyn Garden City would attract investors. Short conversations with our inhouse investment agents suggested there may be a long term play to redevelop the units and drive ERVs. MARKETING PERIOD We are of the opinion that 6-12 months should be allowed to find a willing buyer. EXPOSURE PERIOD Exposure Time is an estimate of how long the property would have had to be marketed in the past in order to achieve the market value (as a sale price) today. Exposure Time is backward looking. Marketing Period is forward looking. Often these estimates are the same, unless economic conditions have changed/are changing. As an example, perhaps the market was previously significantly oversupplied, and the exposure time might have been, say 24 months due to limited investor interest. But, now, if market occupancies have stabilized and investors are competing for deals, the marketing time might only be 6 months. 6-12 months. CURRENT VOID 6-12 months PERIODS COSTS AND CBRE have not been made aware of any need to apply CapEx and nothing significant was ADJUSTMENTS noticed on inspection. We have not been provided with information on service charge, however due to the multi-let nature of the asset we would assume there will be some liability for service charge shortfall on vacant units. No empty rates have been applied as we are of the impression the unit would re-let within the 6 month grace period. We have applied 15% legal and letting costs to reflect the tenants upcoming tenancy expiries within the next six months. OPINION OF MARKET RENT In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions; 208 CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Unit 20 (Subject)	Industrial	Dec -19	4,948	LGA Finishing Limited	5	N/A	£41,327 (£8.40 sq ft)
Units 17&18 (Subject)	Industrial	Oct-19	9,875	Amerco Electrical Distributiors Ltd	5	N/A	£80,759 (£8.20 sq ft)
Unit 4 (Subject)	Industrial	Oct-19	6,790	Hallgrove Garage Limited	5	N/A	£60,309 (£8.90 sq ft)
Unit 13 (Subject)	Industrial	Apr-19	2,390	Finetech Medical Limited	5	N/A	£23,303 (£9.70 sq ft)

Comparison to Subject

Comparable 1: This letting was made within the subject estate.

Comparable 2: This letting was made within the subject estate.

Comparable 3: This letting was made within the subject estate.

Comparable 4: This letting was made within the subject estate.

We have had conversations with the agents regarding the vacant units and they have informed us they have had offers close to the asking price.

Taking the above transactions into consideration, we have adopted the following Market Rent;

- £10.00 sq ft headline

OPINION OF YIELD

In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

209

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
Tewin Court, Welwyn Garden City (Subject)	Jun-2020	87,287	2.00	£700,000 (£8.00)	£10M (6.56%)	N/A
E-leather and Finning, Peterborough	Sep-2019	160,510	2.78	£647,425 (£4.20)	£11.6M (6.00%)	N/A
Little End Road Industrial Estate, Huntingdon	Apr-2019	40,510	5.20	£214,750 (£5.30)	£3.2M (6.30%)	N/A
Cosgrve Way Industrial Estate, Luton, Cosgrove Way	Apr-2019	43,422	2.37	£316,555 (£7.75)	£4.15M (6.69%)	N/A

Comparison to Subject

Comparable 1: Subject Property.

Comparable 2: Significantly larger than the subject but has similar characteristics. Comparable investment sentiment.

Comparable 3: Similar property characteristic in an inferior location. We expect the subject to be trading stronger.

Comparable 4: Slightly dated transaction but similar multi-let estate. Shorter WAULT.

Taking the above transactions into consideration, we have adopted the following capitalisation rates;

- 6.08% Net Initial Yield
- 7.74% Equivalent Yield
- 8.27% Reversionary Yield

VALUATION METHODOLOGY:
MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- The property is held freehold.
- The investment is a multi-let industrial business park comprising 19 units.
- Our opinion of ERV is £879,900 per annum.
- We have not applied empty business rates due to the reletting period falling within the 6-month grace period.
- We have applied 6 month voids and three month rent frees on the vacant units.
- No CapEx has been applied.
- We have applied an Equivalent Yield of 7.75%.
- We are aware that the subject property sold in June 2020 for £10,000,000, which we consider to be in line with market indicators.
- After the deduction of purchasers' costs, our opinion of the property is £10,000,000 exclusive of VAT. This gives a Capital Value of £113.65 per sq ft.

£10,000,000 (Ten Million Pounds) exclusive of VAT

210

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

Net Initial Yield	6.08%
Equivalent Yield	7.74%
Reversionary Yield	8.27%

Reflecting a capital value per sq ft of £1,223.32 per sq m (£113.65 per sq ft).

VALUATION METHODOLOGY: VACANT POSSESSION VALUE

In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting the following inputs and rationale;

- We have assumed the property is vacant and non-income producing.
- We have applied a Headline Market Rent of £879,000 per annum.
- We have applied a 6-month letting void on each unit. We have applied a 3 month rent free assuming a 5 year term certain.
- We have not applied empty rates since the re-letting period falls within the empty business rates 6 month grace period. Legal and letting fees have been applied based on 15% of Market Rent.
- We have applied an equivalent yield of 8.25%.

£9,150,000 (Nine Million One Hundred and Fifty Thousand Pounds) exclusive of VAT

Equivalent Yield	8.27%
Reversionary Yield	8.76%

Reflecting a capital value per sq ft of £1,119.34 per sq m (£103.99 per sq ft).

ESTIMATED REINSTATEMENT COST ASSESSMENT (RCA)

The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. However, we have been provided with an RCA by Arcadis and dated 29 April 2020 which estimates that the reinstatement cost for the estate for loan security purposes would be **£10,869,000** on a day one basis including fees but excluding VAT and inflation. These figures should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

REMAINING ECONOMIC LIFE

We are of the opinion that the subject property has a remaining economic life of 20 years.

211

CBRE

PROPERTY ID: 16 - Empress Works MV
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020

FINAL

Empress Works MV - Penny Lane, Haydock, WA11 9DB, United Kingdom






North Sea
Glasgow
Edinburgh
United Kingdom
Isle of Man
Dublin
Ireland
Manchester
Birmingham
London
Amsterdam
Netherlands
Brussels
Cologne
Belgium
Luxembourg
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google


Haydock Cross
OLD BOSTON
TRADING ESTATE
A580
A599
NEW BOSTON
Lyme and Wood Country Park
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	11,500,000
Market Value (per sq ft)	90
Net Initial Yield	6.45%
Reversionary Yield	6.52%
Equivalent Yield	6.51%
Gross Income (p.a.)	791,524
Gross Income (p.a.) (per sq ft)	6
*Adj. Gross Income	791,524
Adj. Gross Income (per sq ft)	6
Net Income (p.a.)	791,524
Net Income (p.a.) (per sq ft)	6
Gross Rental Value	799,715
Gross Rental Value (per sq ft)	6
Capital Expenditure	0
Transaction Costs	6.71%
Over / Under Rented	-1.02%

KEY FACTS

Metric	Value
Total Area (sq ft)	127,399
WAULT to Break by Rent	3.26
WAULT to Break by ERV	3.26
WAULT to Expiry by Rent	8.12
WAULT to Expiry by ERV	8.12
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	6
Tenure	Freehold
Expiry Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
Briggs Equipment Limited	1.23	11.24	52,260	310,974	313,560	39.3%
Enviropax Limited	5.67	5.67	32,000	208,000	208,000	26.3%
Lamboo Mobile Medical Limited	2.57	7.58	15,000	95,445	97,500	12.1%
Gas Control Equipment Limited	5.07	5.07	13,900	79,850	83,400	10.1%
All Round Security Consultants Lim	4.50	9.50	7,465	52,255	52,255	6.6%
Other	2.93	2.93	6,774	45,000	45,000	5.7%
Vacant	n/a	n/a	-	n/a	-	n/a
Total	3.26	8.12	127,399	791,524	799,715	100.0%

Printed 01/02/2021 13:24

212

CBRE

PROPERTY ID: 16 - Empress Works MV
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020
FINAL


RENT EXPIRY PROFILE
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Gross Rent
0.00%
0.00%
0.00%
5.69%
0.00%
10.09%
26.28%
0.00%
12.06%
0.00%
6.60%
39.29%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+
Year


LEASE LENGTHS GROUPED ...
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
By Area, to break
By Area, to expiry
Vacant
< 1yr
1-3 yrs
3-6 yrs
6-9 yrs
> 9 yrs

Printed 01/02/2021 13:24
213
CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

EMPRESS PARK, ALEXANDER HOUSE & POINT 23, HAYDOCK INDUSTRIAL ESTATE, HAYDOCK

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
ROBERT QUINN MRICS	06/10/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS

- Well-established industrial location, close to junction 23 of M6.
- If unit 200 break option isn't actioned WAULT is 8.10 years.
- Good occupational demand for small-medium sized industrial units.
- Freehold.

WEAKNESSES

- Premium rents leave minimal asset management opportunities.
- Income over hold period likely flat.

OPPORTUNITIES

- Noe apparent

THREATS

- Decrease in occupational and investor demand for industrial property.
- Ongoing economic uncertainty caused by the Covid-19 pandemic.

LOCATION & SITUATION

LOCATION & SITUATION

The property is located in Haydock which forms part of the larger town of St Helens. St Helens is located in the north west of England, approximately 40km (25 miles) west of Manchester, 19km (12 miles) east of Liverpool and 16km (10 miles) north.

Haydock Industrial Estate is approximately 8km (5 miles) to the north east of the centre of St Helens and provides a substantial, established industrial area. The centre of Haydock Industrial Estate is approximately 1km (0.7 miles) to the west of the intersection of the M6 motorway and the A580 at junction 23.

The subject property comprises three separate elements being buildings known as Empress Park to the south east of Penny Lane, Alexander House which is located off Wilcock Road to the north west of Penny Lane and Point 23 which is located within the centre of Haydock Industrial Estate, approximately 1km to the west of the remainder of the buildings, itself being located at the junction of Millfield Lane with Piele Road and Hall Wood Avenue.

214

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 PROPERTY DESCRIPTION DESCRIPTION The subject property extends in total to approximately 11,835.4 sq m (127,399 sq ft) and comprises three distinct elements as follows. Empress Park Empress Park comprises four warehouse buildings with 100A and 100B being attached and units 200 and 300 being standalone units. Whilst the precise nature of each unit varies, specifications are of a similar construction. The structure of each building consists of a steel portal frame with profile sheet roofing incorporating translucent roof panels and full height profiled or flat clad panel elevations. Each unit has its own perimeter mesh fence enclosing individual external areas with electronic vehicle and pedestrian gates at the entrances. Office accommodation is a combination of glazed curtain walling with some flat cladding panels and low level exposed brickwork walling. Windows are aluminium double glazed units. The specification provides raised access floor with carpet tiled covering, suspended ceiling, plaster and painted walls, varied lighting, male, female and disabled WCs, together with stairwell between floors with passenger lift within Units 100A and 300. Heating is by way of a combination of gas fired condensing boilers heating hot water radiators together with air conditioning units. Access to warehouse areas is by way of fire exit doors and electrically operated roller shutter doors, the specification of the warehouse areas including concrete flooring and varied lighting specifications depending on the occupiers’ requirements. Unit 100A originally provided an open plan industrial unit with two storey office accommodation although this has been extensively fitted out by the tenant to provide laboratory space, storage space and ancillary accommodation in two sections. It has a small tarmacadam surface car park and concrete surfaced yard area to the front elevation. Unit 100B is an irregular shaped industrial unit which benefits from four large vehicle delivery doors to the front elevation with canopy over together with small two storey office area and large concrete surfaced yard to the front and eastern elevations. Unit 200 provides a detached industrial building with two storey office accommodation to the complete length of the front elevation. The office accommodation has been extended within the industrial building at first floor level by way of mezzanine on stanchions. Warehousing is situated to the rear of the building and features one electronically operated roller shutter door leading out into concrete surfaced loading yard and car parking area to the east of the building. Unit 300 is the largest of the buildings which is rectangular in shape and features a large tarmacadam surfaced car park to the front of the unit together with substantial concrete surfaced yard to the rear. The building is regular in shape and features two storey integral offices to the front of the building with feature reception area. The warehouse is split lengthways, approximately 1/3-2/3 ratios providing separate workshop and warehousing areas. The smaller section of workshop features a 10 tonne rolling crane. The warehouse features two electrically operated roller shutter doors to the eastern elevation opening on to the rear yard. The premises are all understood to have been constructed in approximately 2015. CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 Alexander House Alexander House comprises a two storey office block together with adjoining industrial unit. The office block element is two storey in height with brick and blockwork walls beneath flat roof with the elevations covered with a mix of profile composite metal cladding panels. The warehouse is of steel frame construction with brickwork elevations externally clad with steel profile cladding. Within the warehouse flooring is concrete with the roof comprising dual pitched asbestos corrugated panels incorporating translucent roof lights. Access to the warehouse is via a single electrically operated roller shutter door together with personnel door into office section. Lighting has been replaced by tenants with LED fittings. The two storey office building is used as a trade counter, showroom and office facility with ground floor providing solid floor, currently open plan, with three private offices, kitchen facility and male WC. A single stairwell leads to the first floor which provides further open plan showroom area with suspended ceiling together with two offices to the rear of the building. Externally, there is a relatively small hardstanding used for staff and customer vehicle parking and a small access area leading to the warehouse roller shutter door.    The building is understood to have been constructed in approximately 1970. Point 23 Point 23 comprises a detached warehouse building with fenced perimeter, block paved parking to southern elevation and loading yard to northern elevation. The building is of steel portal frame construction with roof and elevations comprising metal profiled panels incorporating translucent roof lights. The building features integral two storey offices to the south western corner of the building which provides reception and works ancillary facilities to the ground floor and open plan office to the first floor. The two floors are linked via staircase and personnel lift with male, female and disabled WCs to each floor. The accommodation features carpet and vinyl floor coverings to raised access floor, suspended ceilings, painted and plastered walls and LED panel lighting, aluminium double glazed windows. The warehouse is open plan with an eaves height of approximately 10m with concrete flooring and two electrically operated roller shutter doors leading to yard area. Lighting is fluorescent strip lighting with no heating to warehouse. The building is understood to have been constructed in approximately 2015. BUILDING AGE Alexander House was built in approximately 1970, the remaining buildings were constructed in approximately 2015. SITE AREA Across three separate sites the subject totals approximately 3.43 ha (8.47 acres). ACCOMMODATION As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis. 216

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

FLOOR / UNIT	USE	SQ M	SQ FT
100A	Light Industrial	1,291.3	13,900
100B	Light Industrial	1,393.5	15,000
200	Light Industrial	693.5	7,465
300	Light Industrial	4,855.0	52,260
Alexander House	Trade Counter	629.3	6,774
Point 23	Light Industrial	2,972.8	32,000
TOTAL		11,835.4	127,399

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a series of technical due diligence reports prepared by Arcadis dated 17 July 2020. The reports conclude that Empress and Point 23 were found to be in a good condition with no major issues noted during their assessment. They did note a small number of defects, however, in the context these were considered minor and mostly a tenant's obligation to remediate as per the terms of their leases.

In terms of Empress Park, the report does note that legal clarification as to the responsibility for replacing cladding to Unit 100A together with dock leveller soak-away to Unit 300 is required.

In respect of Alexander House, the Arcadis report found the building in terms of structure and fabric to be in a satisfactory condition with no major issues noted during their assessment.

In terms of fire safety, no fire risk assessments were made available to the Building Surveyors however fire safety is currently the responsibility of each tenant to manage under the Regulatory Reform (Fire Safety) Order 2005. No concerns were noted regarding the management of fire safety other than the tenant of Unit 100B had blocked one of the fire escape doors with stored items.

ENVIRONMENTAL CONSIDERATIONS

We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a series of Phase 1 Environmental Surveys carried out by Ambiente Ltd dated September 2020. The reports conclude that the level of environmental risk for all elements of the subject property is assessed to be acceptably low for the current use and no further environmental investigations or assessments are considered necessary prior to acquisition.

217

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 TENURE We have been provided with 3 undated draft Certificates of Title prepared by Herbert Smith Freehills LLP each with the same reference numbers 2336/31035729 Empress Park is noted as being held freehold under titles MS545084 and part of MS275772, the element being retained comprising a sliver of land to the south west of buildings 100a and 100b that appears to be beyond their fenced boundaries. The certificate refers to pipeline edged red, however, the provided plan is in black and white. The apparent pipeline in black appears to pass to the east of building 200 and west of 300. A further note within the certificate relates to a pipeline detailed within a 1992 Deed of Grant. The route of this easement appears to run along the eastern most boundary of the site and so be under the yard of building 300. As the subject property has been relatively recently constructed, we assume that the location of this pipeline was accommodated in the design, construction and operation of the subject property. Upon the Company’s acquisition of the Property, the Seller confirmed that the fencing on the boundary of the Property adjacent to Units 200 and 300 had not been installed in accordance with the details previously approved under Condition 15 of planning permission P/2015/0180. Under the sale contract, the Seller has covenanted to apply for a discharge of the as-built fence at the Property. The Company has retained a sum of £40,000 under the sale contract to cover the costs of any works required to ensure compliance with Condition 15, in the event that the local planning authority do not grant a discharge in respect of the as-built fencing within six months of the Company’s acquisition. If a discharge notice is granted which approves the as-built fencing, the Company will release the £40,000 to the Seller. The Company has the benefit of insurance against the risk of loss or damage arising from a judicial review claim in respect of any discharge notice granted. We have made the assumption that if any cost to the borrower occurs that either the retention or insurance policy will cover this and so we have made no specific allowance in our valuation. Alexander House is stated to be held freehold under title MS459953. Point 23 is noted as being held freehold under title MS451943. The Certificate makes note of a 6 inch white oil pipeline forming part of the pipeline running from Haydock to Stanlow in Cheshire is stated to be excluded from the registered title, however, no indication is given as to the location of this pipeline and so we cannot comment as to its impact. As the subject property has been relatively recently constructed, we assume that the location of this pipeline was accommodated in the design, construction and operation of the subject property. VALUATION CONSIDERATIONS MARKETABILITY AND POTENTIAL The industrial and logistics sector has emerged as a winner in real estate through the turmoil of PURCHASERS 2020, and attracted lots of investment demand, even from non-habitual logistics investors. Incumbents are cashing-in on the increasing investor appetite but with the idea to redeploy developing new logistics schemes. We anticipate industrials to continue to outperform other asset classes. The contrasting changing fortunes of retail and logistics will lead to repurposing of retail assets, including retail warehouse parks to urban warehousing. Total returns for the industrial and logistics sector expected to exceed the other real estate sectors, although will likely slow over the coming years. 218

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 The subject buildings form three separate sites within the established and popular Haydock Industrial Estate. The success of the estate is largely driven by its location which is by the junction of the M6 motorway with the A580 East Lancashire Road and within reach of the majority of the North West conurbations including Manchester, Preston, Warrington and Merseyside. On a national scale Haydock is conveniently located to serve as a staging point between central Scotland and the south of England with limits on HGV drive times. These factors lead to high occupancy rates at the estate and premium rents being achieved for the best quality units, although clear discounts are evident for more dated stock within the estate. Whilst the property is let with a WAULTC of 3.26 years, this is heavily impacted by the Briggs Equipment break in December 2021 which is unlikely to be actioned. If this break is removed the WAULTC would increase to 7.19 years with the WAULT at 8.12 years which shows an above average term certain for a multi-let light industrial investment. The property is let to a good tenant mix, and high occupancy levels would be expected over any hold period. The investment will appeal to a wide variety of potential purchasers including institutional investors, regional property companies and high net worth individuals. We consider a sale would be achievable within a 6 month marketing period. MARKETING PERIOD We are of the opinion that 6 months should be allowed to find a willing buyer. EXPOSURE PERIOD 6 months. CURRENT VOID There are no voids at present, however, should any tenants vacate we would anticipate a re- PERIODS letting period of 6 - 9 months. COSTS AND We are not aware of any ongoing landlord running/holding costs. ADJUSTMENTS OPINION OF In formulating our opinion of Market Rent we have researched the local market and where MARKET RENT appropriate spoken with in house agency teams. We have had regard to the following transactions; 219

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Unit 300 (subject)	Light industrial	March 2020	7,465	All Round Security Consultants	10	5	7.00
Unit 22 Haydock Industrial Estate	Light industrial	Feb 2020	3,725	Expert Roofing & Guttering	5	3	6.50
Unit 11k Kilbuck Lane, Haydock Industrial Estate	Light Industrial	April 2019	11,661	ER Travel Services	10	n/a	6.00
Unit 100b (subject)	Light Industrial	April 2018	15,000	Lamboo Mobile Medical	10	5	6.50

Comparison to Subject

Comparable 1: This forms part of the subject site and so provides relevant, recent evidence. With the exception of Alexander House this is smaller than the remainder of the estate and so they will be priced at a slight discount to this letting.

Comparable 2: A recent letting of a neighbouring, refurbished building, albeit somewhat smaller than those at the subject. An older refurbished building will achieve a lower rent than a relatively new building such as most of those at the subject, although the smaller size will commonly lead to achieving a premium rent. On balance we would expect the buildings at the subject to achieve a similar rental level to this.

Comparable 3: A recent letting of an older, and slightly inferior building relative to those comprising the subject. Kilbuck Lane is within the gated Haydock Cross estate, the security offered by this leads to the estate achieving premium rents relative to the building specifications. On balance we would expect the similar sized properties at the subject to achieve a slight premium rent.

Comparable 4: A further letting at the subject site providing pertinent evidence for a mid sized unit.

Taking the above transactions into consideration, we have adopted the following Market Rents;

- Unit 300: £7.00 per sq ft headline
- Alexander House: £6.65 per sq ft headline
- Unit 100b, Point 23: £6.50 per sq ft headline
- Unit 100a, 200: £6.00 per sq ft headline

Unit 300 is the smallest of the units and the most prominently situated. It has recently let which provides strong evidence as to its rental value.

Alexander House is of similar size but of drastically weaker specification originating in the 1970s and being a combination of a small two storey office building and dated garage/warehouse, its rental value is however supported by its trade counter use.

Units 100a & 100b are adjoining and very similar in specification, albeit 100a has a significantly higher office proportion which will suit less potential occupiers. These buildings are approx. twice the size of unit 300 and so we have applied a slight discount for 100b and a further discount to 100a due to its high office content.

OCCUPATIONAL EVIDENCE & COMPARISON

220

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

Unit 200 is the largest of the buildings, however, its rental value is supported by its regular layout that will be suitable for a variety of occupiers and its generous car parking and yard space. Point 23 is of similar specification and so has been priced at the same level.

OPINION OF YIELD

In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
Subject	09/2020	127,399	8.12	£791,524	£11.50M (6.45%)	Recent off market purchase of the subject property.
Knowsley Business Park, Knowsley	04/2020	119,326	5.92	£528,161	£7.90m (7.05%)	Off market purchase, shorter income and slightly inferior location
Coopers Point, Knowsley Business Park, Knowsley	12/2019	56,850	2.1	£287,355	£4.20m (6.42%)	Multi let estate, fully let.
Midpoint 18 & Prosperity Court, Middlewich	10/2019	181,085	4	Not known	£14.74m (6.58%)	Approx. 20 units in total of varying size.

Comparison to Subject

Comparable 1: A recent transaction of the subject property, provides very strong evidence as to value.

Comparable 2: A purchase entered in to pre-covid and completed post, slightly inferior in terms of location and term, subject expected to be priced at a premium to this.

Comparable 3: Multi let property likely to be asset management intensive and situated in weaker location with inferior term. Likely to be reversionary which will suppress initial NIY, therefore stabilised yield would be higher. Subject expected to be priced at a premium on a stabilised basis.

Comparable 4: Similar term certain to the subject but inferior location, subject expected to be priced at marginal premium to this.

Taking the above transactions into consideration, we have adopted a capitalisation rate of 6.45% to the passing rental income which produces an equivalent yield of 6.38% and a capital value rate of £971.69 per sq m (£90.27 per sq ft).

VALUATION METHODOLOGY:
MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- Valuation date 30 September 2020.
- Freehold.
- We have not measured the property but, in accordance with our instructions, have relied upon the areas contained within the tenancy schedule supplied by the borrower.
- The property has a total passing rent of £791,524 per annum and a WAULT to break of 3.26 years and to expiry of 8.12 years.
- We have not made allowance for any landlord's capital expenditure within our valuation.

221

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

- Due to the term certain we have not made any void or re-letting allowances within our valuation.
- We have applied a total headline rental value of £799,715 per annum.
- We have applied a net initial yield of 6.51% to the passing income. This provides a market value of £11,500,000 and a blended capital value of £971.69 per sq m (£90.27 per sq ft).

£11,500,000 (Eleven Million Five Hundred Thousand Pounds) exclusive of VAT

Net Initial Yield	6.45%
Equivalent Yield	6.51%
Reversionary Yield (27/04/2023)	6.52%

Reflecting a capital value per sq ft of £971.69 per sq m (£90.27 per sq ft).

VALUATION METHODOLOGY: VACANT POSSESSION VALUE

In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting the following inputs and rationale;

- We have assumed the property is vacant and non-income producing.
- We have applied a Headline Market Rent as per the breakdown detailed above, which reflects a total of £799,715 per annum.
- We have applied letting voids on each unit ranging from 9-15 months depending on specification. We have applied tenant incentives in the form of rent free periods on lease commencement of 3-6 months assuming a 3-5 year term certain.
- Empty rates are deducted for the marketing void, deferred 6 months for rates relief, and also letting fees based on 15% of Market Rent.
- We have applied an equivalent yield of 7.65%.

£8,485,000 (Eight Million Four Hundred and Eighty Five Thousand Pounds) exclusive of VAT

Equivalent Yield	7.65%
Reversionary Yield	8.43%

Reflecting a capital value per sq ft of £716.90 per sq m (£66.60 per sq ft).

ESTIMATED REINSTATEMENT COST ASSESSMENT (RCA)

The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. We have been provided with a schedule of reinstatement costs prepared by Arcadis and dated 25 April 2020 which estimates that the reinstatement cost for the buildings for loan security purposes would be **£12,664,200** on a day one basis including fees but excluding VAT and inflation. These figures should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

REMAINING ECONOMIC LIFE

We are of the opinion that the subject property has a remaining economic life of 25 years.

222

CBRE

PROPERTY ID: 17 - 26-27 Mark Road
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020
FINAL

26-27 Mark Road - Hemel Hempstead, HP2 7BN, United Kingdom






United Kingdom
Isle of Man
Dublin
Manchester
Ireland
Birmingham
London
Hamburg
Amsterdam
Netherlands
Brussels
Cologne
Belgium
Luxembourg
Paris
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google, Inst. Geogr. Nacional


Buncefield Terminal
HEMEL HEMPSTEAD INDUSTRIAL ESTATE
Amazon UK Services Hemel...
ADEYFIELD
Hemel Hempstead
Breakspear Way
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	3,725,000
Market Value (per sq ft)	177
Net Initial Yield	3.74%
Reversionary Yield	6.41%
Equivalent Yield	6.01%
Gross Income (p.a.)	150,000
Gross Income (p.a.) (per sq ft)	7
*Adj. Gross Income	150,000
Adj. Gross Income (per sq ft)	7
Net Income (p.a.)	150,000
Net Income (p.a.) (per sq ft)	7
Gross Rental Value	257,299
Gross Rental Value (per sq ft)	12
Capital Expenditure	-38,595
Transaction Costs	6.52%
Over / Under Rented	-41.70%

KEY FACTS

Metric	Value
Total Area (sq ft)	21,004
WAULT to Break by Rent	0.38
WAULT to Break by ERV	0.38
WAULT to Expiry by Rent	0.38
WAULT to Expiry by ERV	0.38
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	Freehold
Expiry Voids (months)	6

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
Fenton Packaging Ltd	0.38	0.38	21,004	150,000	257,299	100.0%
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
Other	-	-	-	-	-	-
Vacant	n/a	n/a	-	n/a	-	n/a
Total	0.38	0.38	21,004	150,000	257,299	100.0%

Printed 01/02/2021 13:24
223
CBRE

PROPERTY ID: 17 - 26-27 Mark Road ON BEHALF OF: BAML VALUATION DATE: 30-Sep-2020 FINAL RENT EXPIRY PROFILE 200,000 100.00% 150,000 <D CC. 100,000 i/l o 50,000 00% 0.00% 0.00% 0.00% 00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 00% 0.00% 0.00% 0.00% 0.00% 0.00% 0. 0.00% 0. 0. 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+ Year LEASE LENGTHS GROUPED ... â– Vacant â– < 1yr â– 1-3 yrs â– 3-6 yrs â– 6-9 yrs â– > 9 yrs Printed 01/02/2021 13:24 224 CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

HEMEL HEMPSTEAD, 26-27 MARK ROAD, HP2 7BN

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
BEN OWEN MRICS	18/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS

- South East location within an established industrial estate.
- Let to a good covenant that would be attractive to investors.
- Attractive lot size.
- The industrial sector continues to perform well with a good level of occupational demand.

WEAKNESSES

- Short unexpired lease term.
- Limited yard space which may reduce the number of potential occupiers.
- The property is currently grossly under rented.

OPPORTUNITIES

- Renegotiating the current lease.
- Short WAULTC and highly reversionary nature of the property provided asset management opportunities.

THREATS

- High competition from more modern developments.
- Wider economic uncertainty may affect the decisions of occupiers and investors.

LOCATION & SITUATION

LOCATION & SITUATION

Hemel Hempstead within the County of Hertfordshire is situated approximately 32.0 kms (20.0 miles) north-west of London, approximately 19.3 kms (12.0 miles) south of Luton and some 12.9 kms (8.0 miles) north of Watford.

The property is located approximately 1.2 kms (2.0 miles) east of the town centre on the well-established Maylands Business Estate. Mark Road, comprising industrial and warehouse units, is approximately 2.4 kms (1.5 miles) east of Junction 8 of the M1 Motorway via Maylands Avenue and Breakspear Way. The property is situated on the west side of Mark Road opposite the junction with Cleveland Road.

Occupiers within the Maylands Business Estate include Selco, Howdens, OPRO and UTC Aerospace Systems.

225

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY DESCRIPTION

DESCRIPTION

The property was constructed in 1993/1994 of steel portal frame construction with profiled steel cladding and a pitched corrugated roof. The warehouse area benefits from an eaves height of approximately 5.8 metres (19.0 ft) and an electronic roller shutter door. There is a reception, with two storey office space and amenities to the front of the unit. This has been fitted out to the tenants requirements.

The property benefits from limited car parking to the front of the unit along with a service road and loading area to the south of the unit. This area is tarmac.

BUILDING AGE

The Technical Due Diligence report produced by Arcadis dated June 2020 states the property was constructed in 1993.

SITE AREA

0.4075 ha (1 acre)

ACCOMMODATION

As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

PROPERTY	USE	SQ M	SQ FT
26-28 Mark Road	Warehouse	1,666	17,933
26-28 Mark Road	Office	285	3,071
TOTAL		1,951	21,004

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a Technical Due Diligence Full Report prepared by Arcadis dated June 2020. The report highlights a number of minor defects which are covered within the tenants liabilities in the lease. As such, we have not applied any Capital Expenditure to the unit for the remediation of these items.

The asset appeared to be in a reasonable state of repair at the time of inspection save for minor impact damage, which is considered to be normal for assets such as this.

ENVIRONMENTAL CONSIDERATIONS

We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase 1 Environmental Report carried out by Ambiente Ltd dated May 2020. The report identifies that while the site is not registered as contaminated land by the local authority, there is the potential for residual contamination to be present at the site due to its former long-term use as an engineering work. The report concludes

226

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 the level of environmental risk to be acceptable low for the current use and no further environmental investigation was required prior to the acquisition of the site. We would also highlight that the Legal Overview report prepared by Osborne Clarke highlights that there is an enhanced risk of clay related subsidence at the Property. We would recommend suitable indemnity insurance is put in place. TENURE We understand the subject property is held Freehold. We have been provided with a draft Certificate on Title, which confirms the property is held with good and marketable title. The title confirms the property benefits from warehouse and office use. We do not consider there to be any further matters within the report that will adversely impact upon or opinion of Market Value. The subject property is let to Fenton Packaging Limited on a lease from 15 July 2015 expiring 14 February 2021 at a rent of £150,000. VALUATION CONSIDERATIONS MARKETABILITY AND POTENTIAL There has been increasingly positive investor sentiment towards the industrial sector over the PURCHASERS last few years, this has not been slowed by the rise of COVID-19. Purchaser demand will likely be seen from high net worth individuals, REIT’s or property investment funds. We believe the property’s existing lease to a strong covenant, as well as its location within the Hemel Hempstead which provides strong access to the Ml would prove attractive to investors. Moreover, the short WAULTC of the unit would result in interest from owner occupiers. MARKETING We are of the opinion that 6-12 months should be allowed to find a willing buyer. PERIOD EXPOSURE PERIOD 6-12 months. CURRENT VOID None. At lease expiry, we anticipate a void of between 6-9 months. PERIODS CBRE have not been made aware of any need to apply CapEx and nothing significant was COSTS AND noticed on inspection. ADJUSTMENTS We have not been provided with information on service charge and we have assumed that due to the single-let nature of the property there is no service charge and thus no shortfall. No empty rates have been applied as we are of the impression the unit would re-let within the 6 month grace period. We have applied 15% legal and letting costs to reflect the tenants upcoming tenancy expiry within the next six months. 227

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

OPINION OF MARKET RENT

In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
DC6 Hemel Hempstead, HP2 7HY	Industrial	01/10/19	33,712	Amazon	10yr	-	£394,800 (£11.71)
4C Blossom Way, HP2 4ZB	Industrial	22/05/19	13,741	Redfit Limited	10yr	5yr	£177,946 (£12.95)
DC4 Blossom Way, HP2 4ZB	Industrial	15/02/19	14,252	Chiltern Timber Supplies Ltd	5yr	-	£181,713 (£12.75)
11 Saracen Industrial Estate, HP2 7BJ	Industrial	10/07/20	3,482	UCC Coffee UK	5yr	3yr	£45,911 (£13.19)

Comparison to Subject

Comparable 1:

Prologis Hemel Hempstead is a better quality and specification to the subject. Moreover, the unit is in close proximity to the M1. DC6 has been let to Amazon for a 10 yr term certain who are classed as a 5A1 tenant and provide significant security and a strong income flow, this will allow the tenant to negotiate a softer rent. We anticipate the subject to be trading stronger.

Comparable 2:

4C Blossom Way is in a similar location with similar characteristics to DC6. It is slightly smaller and in a stronger location and thus will achieve a stronger rent.

Comparable 3:

DC4 Blossom Way is on the same road as comparable 2. We expect DC4 to be trading slightly stronger than the subject.

Comparable 4:

Comparable 4 is c. 200m from the subject. This comparable is significantly smaller than the subject but it is a lesser specification. Due to quantum of the subject, we expect it to be trading weaker than this comparable.

Taking the above transactions into consideration, we have adopted a Market Rent of £12.25 sq ft headline.

OPINION OF YIELD

In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

228

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
Mapeley Steps - Erith	Sept – 2020	35,629	1.00	£320,000 (£9.00)	£6.5M (5.00%)	The property will be let to Mapeley Steps Limited on a lease expiring on 2 April 2021
Korea Foods - New Malden, Beverley Way	May – 2019	50,699	1.00	£531,121 (£10.47)	£12M (4.15%)	100% let to Korea Foods Company Ltd until December 2019.
Slough Interchange	Sept - 2018	46,162	0.50	£415,458 (£9.00)	£10M (3.90%)	The terrace is single let to AGI World Limited who have exercised their break option dated 1st November 2018
Wincanton - West Thurrock	Aug - 2018	154,397	1.00	£1,178,000 (£7.63)	£21.5M (5.15%)	Let to Wincanton Trans European Ltd won a 20 year lease, expiring June 2019

Comparison to Subject

Due to the short WAULTC (0.38 yrs) of the subject we have had a particular focus on comparables with similar WAULTs.

Comparable 1: Superior location and is anticipated to trade stronger.

Comparable 2: Superior location and specification. Expected to trade stronger.

Comparable 3: Similar WAULTC and in close proximity to Heathrow. The specification is inferior to the subject. Expected to trade stronger than 26-27 Mark Road.

Comparable 4: Strong industrial location. The unit is substantially larger than the subject which is reflected in the Passing Rent.

Taking the above transactions into consideration, we have adopted the following capitalisation rate:

3.74% Net Initial Yield

6.01% Equivalent Yield

6.41% Reversionary Yield

VALUATION METHODOLOGY:
MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- Freehold tenure.
- Single let and income producing at a total passing rent of £150,000 pa reflecting £7.14 psf overall.
- WAULT of 0.38 years to earliest termination. While this is considered to be very short, the unit is currently passing at 58.3% of Market Rent. A short WAULT is therefore a positive and gives opportunity to achieve Market Rent in the short term.
- Headline Market Rent of £257,299 per annum.
- We have applied Legal & Letting fees based on 15% of Market Value. Empty Business Rates have not been applied due to our assumption the unit will be let within the grace period.

229

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

- Due to the unit being significantly under-rented and having a short unexpired term, we have adopted a Term and Reversion approach applying 4.50% initial yield to term and 6% to the reversion. This reflects an Equivalent Yield of 6%.

£3,725,000 (Three Million Seven Hundred and Twenty Five Thousand Pounds) exclusive of VAT

Net Initial Yield	3.74%
Equivalent Yield	6.01%
Reversionary Yield	6.41%

Reflecting a capital value per sq ft of £1,909 per sq m (£177.35 per sq ft).

VALUATION METHODOLOGY: VACANT POSSESSION VALUE

In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting the following inputs and rationale;

- We have assumed the property is vacant and non-income producing.
- We have applied a Headline Market Rent as per the breakdown detailed above, which reflects a total of £257,299 per annum.
- We have applied a 6-month letting void on each unit. We have applied a 6 month rent free assuming a 5 year term certain.
- We have not applied empty rates since the re-letting period falls within the empty business rates 6 month grace period. Legal and letting fees have been applied based on 15% of Market Rent.
- We have applied an Equivalent Yield of 5.75%.

£3,900,000 (Three Million Nine Hundred Thousand Pounds) exclusive of VAT

Equivalent Yield	5.75%
Reversionary Yield	6.08%

Reflecting a capital value per sq ft of £1,998.66 per sq m (£185.68 per sq ft).

ESTIMATED REINSTATEMENT COST ASSESSMENT (RCA)

The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. We have been provided with an RCA by Arcadis dated 18 May 2020 which estimates that the reinstatement cost for the building for loan security purposes would be **£2,079,100** on a day one basis including fees but excluding VAT and inflation. These figures should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

REMAINING ECONOMIC LIFE

We are of the opinion that the subject property has a remaining economic life of 25 years.

230

CBRE

PROPERTY ID: 18 - Unit 2, Interplex - MV
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020
FINAL

Unit 2, Interplex - MV - Bristol, United Kingdom






United Kingdom
Isle of Man
Dublin
Ireland
Manchester
Birmingham
London
Amsterdam
Netherlands
Brussels
Cologne
Belgium
Luxembourg
Paris
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google, Inst. Geogr. Nacional


KINGSDOWN
University of Bristol
Bristol Royal Infirmary
BROADMEAD
ST JUDE'S
St Nicholas Market
OLD MARKET
Bristol Museum & Art Gallery
Temporarily closed
Bristol
St Philips Household Waste Recycling Centre
OLD CITY
Bristol Cathedral
Queen Square
M Shed
Temporarily closed
REDCLIFFE
WAPPING
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	4,500,000
Market Value (per sq ft)	85
Net Initial Yield	-2.43%
Reversionary Yield	7.09%
Equivalent Yield	6.01%
Gross Income (p.a.)	0
Gross Income (p.a.) (per sq ft)	0
*Adj. Gross Income	0
Adj. Gross Income (per sq ft)	0
Net Income (p.a.)	-117,760
Net Income (p.a.) (per sq ft)	-2
Gross Rental Value	343,600
Gross Rental Value (per sq ft)	7
Capital Expenditure	-51,540
Transaction Costs	6.57%
Over / Under Rented	-

KEY FACTS

Metric	Value
Total Area (sq ft)	52,861
WAULT to Break by Rent	-
WAULT to Break by ERV	-
WAULT to Expiry by Rent	-
WAULT to Expiry by ERV	-
Percentage of Vacancy (Area)	100.00%
Percentage of Vacancy (ERV)	100.00%
Number of Tenants	0
Tenure	Freehold
Expiry Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
Other	-	-	-	-	-	
Vacant	n/a	n/a	52,861	n/a	343,600	n/a
Total	-	-	52,861	0	343,600	100.0%

Printed 01/02/2021 13:24
231
CBRE

PROPERTY ID: 18 - Unit 2, Interplex - MV
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 FINAL


RENT EXPIRY PROFILE
Gross Rent
1
1
1
0
0
0
#DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+
Year


LEASE LENGTHS GROUPED ...
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
By Area, to break
By Area, to expiry
Vacant
< 1yr
1-3 yrs
3-6 yrs
6-9 yrs
> 9 yrs

Printed 01/02/2021 13:24
232
CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

UNIT 2, INTERPLEX, ASH RIDGE ROAD, BRISTOL, BS32 4QE

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
ROBERT MORAN MRICS	18/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
▪ Located close to the intersection of the M4 / M5 motorways. ▪ Recently refurbished. ▪ Freehold tenure. ▪ Secure service yard and car parking.	▪ 100% vacant and non-income producing. ▪ Your Borrower is currently incurring irrecoverable void costs such as empty rates totalling £117,760 pa. ▪ High site coverage of circa 55%. ▪ Property has been marketed to let for a considerable period of time.
OPPORTUNITIES	**THREATS**
▪ Let the unit. ▪ Offer prospective tenants a higher incentive package in order to maximise the headline rent.	▪ Longer than anticipated marketing period. ▪ Heightened market uncertainty caused by the COVID-19 pandemic.

LOCATION & SITUATION

LOCATION & SITUATION

Bristol is the regional and business capital of the South West of England. The property is located close to the intersection of the M4 / M5 motorways, approximately 7 miles north of Bristol city centre and within 0.5 miles of junction 16 of the M5. The property is situated at the end of a cul-de-sac on Ash Ridge Road and adjoins a travellers' site.

PROPERTY DESCRIPTION

DESCRIPTION

The property comprises a single detached warehouse / logistics unit of steel portal frame construction with ground and first floor integrated office and ancillary accommodation. There are four ground floor level loading doors and the property was refurbished in 2016 including internal works and new profiled metal cladding / insultation to the roof and elevations. Externally, there is a concrete service yard and a tarmacadam car parking area. The unit has an eaves height of 7.43 metres. The incoming services comprise three-phase electricity, mains gas and mains cold water supply. Generally, the site and the building, sits at a lower level than the neighbouring buildings and the access road to the service yard has a notable slope down from the entrance gates on Ash Ridge Road.

233

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 BUILDING AGE Built in 1988 and thoroughly refurbished in 2016. SITE AREA 0.89 hectares (2.20 acres). ACCOMMODATION As instructed, we have relied upon the floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis. FLOOR / UNIT USE SQ M SQ FT    Unit 2, Interplex Industrial 4,911 52,861 DUE DILIGENCE STATE OF REPAIR CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited external inspection for valuation purposes. We have been provided with a Technical Due Diligence report prepared by Arcadis and dated 12 June 2020. The report confirms that the building fabric is generally in good condition commensurate with the age and use of the building, reflecting the 2016 refurbishment and more recent light dilapidations works that have been carried out. Arcadis has confirmed that they do not envisage any significant maintenance or repair works being required to the building within the 10 year reporting period. ENVIRONMENTAL CONSIDERATIONS We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value. We have not carried out investigations into past uses, either of the property or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. We have been provided with a Phase 1 Environmental Report carried out by Ambiente Group UK Ltd dated 10 July 2019. The report confirms that the site was developed in its current configuration on greenfield land in circa 1988. No significant issues have been identified in relation to the current site use. The level of environmental risk associated with the site is assessed to be acceptably low for the current use and no further environmental investigation or assessment is considered necessary prior to acquisition. The report also states the following regarding flooding; According to the Gov.UK interactive long term flood risk maps, the majority of the property is located in an area designated as having a very low risk of flooding from rivers or the sea. The chance of flooding each year is less than 1 in 1000 (0.1%). Part of the egress route along the eastern site boundary is designated as having a medium risk of flooding from rivers or sea (associated with the off-site adjacent drainage channel). The chance of flooding each year in this area is between 1% and 3.3%. The Project United IV Legal Overview Report prepared by Osborne Clarke (unsigned and undated) has highlighted that the property is at significant risk of surface water flooding. 234 C

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 We have not seen any details about whether your Borrower is proposing to undertake any flood mitigation works to the property and therefore our valuation assumes that appropriate building insurance can be obtained at a cost that would not materially affect our opinion of value. Should this not be the case then the Market Value of the property may materially alter and likewise our advice. TENURE We have been provided with a ‘Draft 1 Certificate of Title’ prepared by Herbert Smith Freehills LLP and dated 29 September 2020. The CoT confirms that the property is held freehold under registered title number AV164023. As at the valuation date, the property is vacant and non-income producing. Herbert Smith Freehills LLP has confirmed in their opinion that the property offers a good and marketable title and therefore, they do not see any reason why your Borrower should not be the registered proprietor of the property with absolute title. VALUATION CONSIDERATIONS MARKETABILITY AND POTENTIAL Demand for well-let industrial investments and good quality, freehold vacant possession buildings PURCHASERS across the wider Bristol region is currently strong and supply limited. Across the region, occupier demand has been robust and coupled with an undersupply of accommodation, there has been evidence of rental and capital value growth, which is consequently fuelling strong investor / owner occupier interest. We consider that the subject property would appeal to high net worth private investors, property companies and institutional funds. MARKETING PERIOD We are of the opinion that 6-12 months should be allowed to find a willing buyer. EXPOSURE PERIOD 6-12 months. CURRENT VOID 12-18 months PERIODS COSTS AND ADJUSTMENTS None as per the findings in Arcadis’ Technical Due Diligence report. OPINION OF MARKET In formulating our opinion of Market Rent, we have researched the local market and where RENT appropriate spoken with our in-house agency teams. We have had regard to the following transactions:    235 C

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (Years)	Break	Rent £ pa (Sq Ft)
Unit 18, St Modwen Park, Avonmouth	Industrial	Feb 20	44,656	Peugeot Cars	10	Year 5	£323,756 pa (£7.25 psf)
Unit 6a, Bristol Distribution Park, Bristol	Industrial	Nov 19	45,768	Greencore	10	Year 5	£318,088 pa (£6.95 psf)
Unit 5, Badminton Road Trading Estate, Yate	Industrial	Jun 19	56,078	Selecta Group	10	Year 7	£389,742 pa (£6.95 psf)
Unit 1, Interplex 16, Bristol	Industrial	Nov 18	34,478	Coffetek	10	Year 5	£235,140 pa (£6.82 psf)

Comparison to Subject

Comparable 1: This is a brand new speculatively developed unit in a stronger location.

Comparable 2: Higher eaves height and a slightly younger building compared to the subject property.

Comparable 3: Similar high site coverage but the tenant was an existing Yate occupier, who did not seek accommodation outside of the area.

Comparable 4: Adjacent unit to the subject property, but offers a better site coverage.

Taking the above transactions into consideration and having spoken to our in-house Industrial Agency colleagues, we have adopted the following headline Market Rent:

- £6.50 psf / £343,600 pa

OPINION OF CAPITAL VALUE

In formulating our opinion of Market Value with full vacant possession, we have researched the local market and where appropriate spoken with our in-house agency teams. We have had regard to the following VP transactions:

236

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

VACANT POSSESSION EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	Tenure	Capital Value	Capital Value psf	Comments
Unit 2, Interplex, Bristol	Jul 20	52,861	FH	£5,050,000	£95.53	This is the subject property.
Unit 115, Burcott Road, Avonmouth	Dec 19	54,011	LH	£3,850,000	£71.28	Bought by Clifton Finance / SLX. A refurbished 1970s detached warehouse unit. 6m eaves height.
Gulliver's, Swift House, St Philips, Bristol	Jun 19	31,166	FH	£5,500,000	£176.47	Bought by an owner occupier. Very low site coverage of 17%. Former commercial vehicle hire depot and yard. Future redevelopment potential.
Unit 1b, Bonville Trading Estate, Brislington, Bristol	Jun 18	10,098	FH	£700,000	£69.32	Bought by an owner occupier. Semi-detached unit occupying a triangular shaped site.

Comparison to Subject

Comparable 1: This is the subject property which was openly marketed to let / for sale by Alder King.

Comparable 2: Older unit and is held long leasehold from the local authority.

Comparable 3: A rare, prime freehold city centre industrial site with future redevelopment potential that was acquired by an owner occupier, hence the high capital value psf, which is slightly skewed because of the very low site density.

Comparable 4: Weaker micro location in Brislington compared to the subject property.

OPINION OF YIELD

In formulating our opinion of Market Value, we have researched the local market and where appropriate spoken with our in-house agency teams. We have had regard to the following investment transactions:

237

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent pa	Purchase Price (NIY)	Comments
Units 1-7, Orpen Park, Bristol	May 20	79,858	5.60	£573,343 pa	£9.6m (5.59%)	Fully let to 7 tenants on FRI terms and located in close proximity to the subject property.
First Avenue, Portbury, Bristol	Jan 20	53,730	8.00	£378,977 pa	£6.2m (5.73%)	Let to A-Gas (UK) Ltd until October 2033 subject to a break option in October 2028. 5 yearly rent reviews to the average of OMV and CPI with a 1%-4% collar & cap.
Units 1-8, Wilverley Trading Estate, Bristol	Sep 19	62,307	2.70	£352,925 pa	£5.870m (5.64%)	Fully let to 5 tenants & held freehold. Sold as part of a national portfolio.
Units D1-D6, South Marston Industrial Estate, Swindon	U/O	41,001	4.80	£265,255 pa	£3.830m (6.50%)	6 interconnecting terrace units & a secure compound. Fully let to two tenants.

Comparison to Subject

Comparable 1: Multi-let industrial estate which is fully let and income producing and is in close proximity to the subject property. This estate was also acquired by your Borrower.

Comparable 2: Single let unit offering a long unexpired term but is currently over rented due to the rent review mechanism.

Comparable 3: Strong reversionary income potential and more of a trade counter estate.

Comparable 4: Less diversified income as the property is only let to two tenants.

Taking the above transactions into consideration, we have adopted the following capitalisation rate:

- 6.01% Equivalent Yield

VALUATION METHODOLOGY: MARKET VALUE

In arriving at our opinion of the property's Market Value reflecting full vacant possession, we have adopted the investment method of valuation using the following inputs and rationale. We have also cross-checked this approach by considering the property's underlying capital value on a per sq ft basis against the aforementioned VP comparables.

- Freehold tenure.
- 100% vacant and non-income producing.
- Headline Market Rent of £343,600 pa reflecting £6.50 psf.
- The property is in good condition following its thorough refurbishment in 2016 and therefore we have applied no capital expenditure to our valuation.
- We have applied a void period of 18 months together with a rent free incentive of 9 months.
- Empty rates are deducted during the marketing void, as well as, letting fees based on 15% of Market Rent.
- The property was acquired with full vacant possession by your Borrower in July 2020 for £5,050,000 reflecting £95 psf capital value.
- Our opinion of Market Value is below the recently completed purchase price because we consider that your Borrower has overpaid for a vacant industrial unit which has a compromised yard and high site coverage. Furthermore, it has stood

238

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 empty for almost five years without securing a tenant and it is located at the end of a cul-de-sac next to a travellers’ site. £4,500,000 (Four Million Five Hundred Thousand Pounds) exclusive of VAT NIY: -2.43% EY: 6.01% RY: 7.09% Reflecting a capital value of £85.00 psf. VALUATION In arriving at our opinion of Vacant Possession Value, we have had regard to the same inputs and METHODOLOGY: rationale as outlined in the Market Value section above. VACANT POSSESSION VALUE £4,500,000 (Four Million Five Hundred Thousand Pounds) exclusive of VAT EY: 6.01% RY: 7.09% Reflecting a capital value of £85.00 psf. ESTIMATED The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we REINSTATEMENT carried out a full Reinstatement Cost Assessment (RCA). We have been provided with an RCA by COST ASSESSMENT (RCA) Arcadis and dated 14 May 2020 which estimates a total day one reinstatement cost of £4,732,900 excluding VAT and inflation. REMAINING ECONOMIC LIFE We are of the opinion that the subject property has a remaining economic life of 25 years. 239 C

PROPERTY ID: 19 - Mid-Point
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020

FINAL

Mid-Point - Enfield, EN3 7UA, United Kingdom






United Kingdom
Isle of Man
Dublin
Ireland
Manchester
Birmingham
London
Amsterdam
Netherlands
Hamburg
Brussels
Cologne
Belgium
Luxembourg
Paris
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google, Inst. Geogr. Nacional


BRIMSDOWN
Amazon UK Services Ltd - Enfield DIG1
ENFIELD HIGHWAY
The Range, Enfield
Google
Map data ©2021

VALUATION METRICS (currency - GBP)

Metric	Value
Market Value	15,800,000
Market Value (per sq ft)	242
Net Initial Yield	-2.67%
Reversionary Yield	5.34%
Equivalent Yield	4.74%
Gross Income (p.a.)	0
Gross Income (p.a.) (per sq ft)	0
*Adj. Gross Income	0
Adj. Gross Income (per sq ft)	0
Net Income (p.a.)	-456,750
Net Income (p.a.) (per sq ft)	-7
Gross Rental Value	913,500
Gross Rental Value (per sq ft)	14
Capital Expenditure	-274,050
Transaction Costs	6.73%
Over / Under Rented	-

KEY FACTS

Metric	Value
Total Area (sq ft)	65,250
WAULT to Break by Rent	-
WAULT to Break by ERV	-
WAULT to Expiry by Rent	-
WAULT to Expiry by ERV	-
Percentage of Vacancy (Area)	100.00%
Percentage of Vacancy (ERV)	100.00%
Number of Tenants	0
Tenure	Freehold
Expiry Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
Other	-	-	-	-	-	
Vacant	n/a	n/a	65,250	n/a	913,500	n/a
Total	-	-	65,250	0	913,500	100.0%

Printed 01/02/2021 13:24

240

CBRE

PROPERTY ID: 19 - Mid-Point
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020

FINAL


RENT EXPIRY PROFILE
Gross Rent
1
1
1
0
0
0
#DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+
Year


LEASE LENGTHS GROUPED ...
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
By Area, to break
By Area, to expiry
Vacant
< 1yr
1-3 yrs
3-6 yrs
6-9 yrs
> 9 yrs

Printed 01/02/2021 13:24
241
CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

MID-POINT, 54 JEFFREYS ROAD, ENFIELD EN3 7UA

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
JOHN O'NEILL FRICS	22/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS

- Good location close to central London, A406 and M25.
- Brand new building
- Good design and specification
- Strong occupational and investment market for warehousing in the South East.
- Flexible building split options

WEAKNESSES

- Been vacant for over 12 months
- Relatively small yard areas

OPPORTUNITIES

- Let the units to good quality tenants
- Achieve good letting terms

THREATS

- Edmonton becoming more popular location
- Further yield compression in warehouse sector becoming marginal

LOCATION & SITUATION

LOCATION & SITUATION

Enfield is one of London's largest industrial areas, with much of the market's stock located within the Lee Valley, adjacent to the Chingford reservoirs. Whilst previously a manufacturing base, as a result of its location and good transport links, Enfield has benefited from changing consumer behaviours and a subsequent increase in last-mile distribution, being able to service both London and the surrounding area.

Enfield lies close to the intersection of the M25 (junction 25) and A10 dual carriageway, 13 miles north of central London.

Enfield's proximity to central and inner London has made it popular with food and drinks manufacturers. Key employers include Warburtons, Arla Foods, Coca-Cola and Greggs.

Other manufacturing sub-sectors have waned in importance in recent years. Nevertheless, chemical production company Johnson Matthey operate from an extensive facility on Jeffreys Road, whilst high-tech manufacturer A-Novo employ circa 200 employees on Bilton Way. As with many outer-London centres, all the major

242

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

supermarkets have a substantial presence in the town, and retail parks have now replaced much of the well-located older industrial stock.

Enfield's industrial area has typically been defined by the M25 Motorway to the north, the River Lea to the east, the A406 North Circular Road to the south and the A10 Great Cambridge Road to the west.

The Property forms part of the Brimsdown industrial estate 2 miles east of Enfield town centre and the A10 with nearby occupiers including Johnson Matthey and Amazon. The subject site fronts Jeffreys Road at its northern end.

The nearest railway station is at Brimsdown 1 mile to the north with a travel time to London Liverpool Street of 23 minutes in addition to providing local services.

PROPERTY DESCRIPTION

DESCRIPTION

The Property comprises a recently completed detached single warehouse/industrial building which has been designed to offer a flexible combination of accommodation. Currently it provides a double unit (Unit 1) and single unit (Unit 2) both of which have been fitted with ancillary first floor offices and a small mezzanine. Unit 1 could easily be subdivided in two.

Clear height to eaves throughout is 30 ft (10m), and there is halogen lighting, 3 phase power and up and over loading doors.

The building is constructed of steel portal frame with profiled steel elevations, concrete floors and natural light provision is via roof lights and double-glazed windows. The offices have been fitted to a good standard including lay in grid ceilings incorporating air conditioning and lighting, the floors carpeted and with power boxes whilst there are male, female and disabled WCs.

Wire fencing divides separate service yards

BUILDING AGE

Built 2019

SITE AREA

2.06 acres (0.836 ha)

ACCOMMODATION

We have relied upon floor areas provided by Hook Survey Partnership dated 29th May 2020 and referenced in the Contract of Sale, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

243

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

UNIT	USE	SQ M	SQ FT
Unit 1 Ground Floor	Warehouse	3,359	36,163
Unit 1 Mezzanine (offices and mezz)	Offices and Stores	679	7,313
Total Unit 1		4,038	43,476
Unit 2 Ground Floor	Warehouse	1,683	18,118
Unit 2 Mezzanine (offices and mezz)	Offices and Stores	340	3,656
Total Unit 2		2,022	21,774
Total		6,060	65,250

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a Technical Due Diligence report prepared by Arcadis dated June 2020. Given that the property was developed recently, there are only minor snagging items.

ENVIRONMENTAL CONSIDERATIONS

We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase 1 Environmental Summary carried out by Ambiente Ltd dated June 2020. The report concludes "subject to continued current use (with no below-ground works being undertaken), the level of environmental risk associated with the subject property is assessed to be acceptably low and no further environmental investigation or assessment is considered necessary prior to acquisition."

TENURE

We understand that the Property is held freehold.

We have been provided with a copy of a Draft Report on Title (undated) prepared by solicitors Herbert Smith Freehills LLP in which they state that "in our opinion, the Company has a good and marketable title to the Property and is solely legally and beneficially entitled to the Property"

We have also been provided with a draft (unsigned and undated) copy of a Legal Overview Report prepared by Osborne Clarke for Situs Asset Management Limited.

In this it is state that "Prior to the recent development of the Property a neighbouring landowner claimed ownership of a 'nib' of land on the Property. An agreement was reached allowing the nib to be cut back to facilitate development but the neighbour did not expressly give up its claim of ownership of the nib".

We have been provided with further information by the solicitors for BAML and loan servicer Situs Asset Management Limited which includes a copy of the Title plan showing the nib of land not within the freehold ownership but the scale of this plan the solicitors inform that vendor HSF have said that "the plan is not to scale and does not show the

244

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 redeveloped layout but they have confirmed that there is now 50cm between the end of the nib and the wall of the new building”. Therefore if the new building does not cover this nib then our valuation is not affected, but this could only be verified by proper scaling and measurement on site and so we would recommend insurance be entered into to cover this point. We recommend appropriate indemnity insurance is put in place. VALUATION CONSIDERATIONS MARKETABILITY There is very strong investor demand in the warehousing sector throughout the UK but AND POTENTIAL especially in the South East. PURCHASERS Purchaser demand is from financial institutions, major debt funds and major property funds. Whilst the property is vacant and to let, most investors would take the view that the void period will be short. MARKETING We are of the opinion that 6 to 12 months should be allowed to find a willing buyer. PERIOD EXPOSURE PERIOD 6-12 months. CURRENT VOID 12 months PERIODS COSTS AND We have allowed for vacant rates at 50% of Market Rent during the void period and 15% for ADJUSTMENTS letting fees on letting. OPINION OF In formulating our opinion of Market Rent we have researched the local market and where MARKET RENT appropriate spoken with in house agency teams. We have had regard to the following transactions; 245

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Urban 85 ENDP Duck Lees Lane, Enfield EN3 7SR	Storage and distribution	13/07/2020	85,000	Arrow XL	15	10	13.50
Paragon Centre, 32 Crown Road, Enfield, EN1 1TH	Mixed industrial	28/02/2020	51,695	BCA	10	-	12.09
The Grid, Brancroft Way, Enfield, EN3 7PL	Mixed industrial	02/01/2019	55,000	Autolus	10	-	12.75
Units K2-K5, Mowlem Trading Estate, Tottenham	Mixed industrial	01/01/2019	25,360	Celtic Bakeries	15	10	16.00

Comparison to Subject

Comparable 1: A new letting to Arrow XL achieved after 2 years of marketing. We understand some landlord remediation works took place in order to secure the letting. Unlike other lettings this was completed after the start of the COVID-19 Pandemic allowing for considerations to be made. Close proximity to subject building, a similar size as well as the consideration that the deal took place during the pandemic means this transaction is likely to be a strong reflection of what the subject building could achieve.

Comparable 2: A new letting to BCA. Older unit. Located ½ mile north of subject property in more mixed use area.

Comparable 3: A new development by Royal London similar location to subject property but closer to M25. A new letting to a tenant taking space split over 4 contiguous units. A £1.00 psf discount from the quoting price possibly a result of taking 4 individual units within a single transaction.

Comparable 4: Mowlem trading estate is more trade counter focused. As a smaller unit operating as a bakery it would be expected to achieve a higher rent than the subject property.

Taking the above transactions into consideration, we have adopted the following Market Rent;

- Unit 1: £14.00 sq ft headline
- Unit 2: £14.00 sq ft headline

OPINION OF YIELD

In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

246

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
1-3 Bilton Way Enfield	02/12/19	130,118	3.7	£1,334,000	£34.5 (3.62%)	Fully let to Hermes, Ingram & Pearsons
IO, Barking	02/09/20	25,676	7.73	£297,073	£6.2M (4.50%)	Modern units, 3 tenants
London City Bond, Thurrock	07/09/20	162,056	19.60	£1,458,000	£28.76M (4.75%)	Modern units. Lower rental tone (£9 psf), Single let
Viper Industrial Estate, Romford		43,419	7.84	£437,500	£9.1M (4.50%)	Under offer. 3 modern units. £10 psf passing. Fully let.

Comparison to Subject

Comparable 1: Short let investment in close proximity; modern unit. Much larger lot size.

Comparable 2: More secondary location, modern terrace. Fully let.

Comparable 3: More secondary location. Larger lot size.

Comparable 4: **Fully let.** More secondary location.

Taking the above transactions into consideration, we have adopted the following capitalisation rates;

- Unit 1: 4.75% Equivalent Yield
- Unit 2: 4.75% Equivalent Yield

VALUATION METHODOLOGY:
MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- Rental value taken across whole of GIA (including structural mezzanine)
- Rental value based on £14.00 psf
- We have allowed for a 12 month void and 12 month rent free period

£15,800,000 (Fifteen Million Eight Hundred Thousand Pounds) exclusive of VAT

Net Initial Yield	-2.67%
Equivalent Yield	4.75%
Reversionary Yield (30/09/2022)	5.34%

Reflecting a capital value per sq ft of £2,606 per sq m (£242 per sq ft).

247

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 VALUATION The Property is subject to full Vacant Possession and so our valuation on this basis is the same METHODOLOGY: as Market Value above. VACANT POSSESSION VALUE £15,800,000 (Fifteen Million Eight Hundred Thousand Pounds) exclusive of VAT Net Initial Yield -2.67% Equivalent Yield 4.75% Reversionary Yield (30/09/2022) 5.34% Reflecting a capital value per sq ft of £2,606 per sq m (£242 per sq ft). ESTIMATED REINSTATEMENT The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor COST ASSESSMENT have we carried out a full Reinstatement Cost Assessment. We have been provided with an RCA (RCA) by Arcadid dated 20 May 2020 which estimates that the reinstatement cost for the building for loan security purposes would be £5,950,000 on a day one basis including fees but excluding VAT and inflation. These figures should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out. REMAINING ECONOMIC LIFE We are of the opinion that the subject property has a remaining economic life of 25 years. 248

PROPERTY ID: 20 - Interchange Park
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020
FINAL

Interchange Park - Newport Pagnell, MK16 9QL, United Kingdom





Glasgow
Edinburgh
United Kingdom
Isle of Man
Dublin
Manchester
Ireland
Birmingham
London
Amsterdam
Netherlands
Brussels
Cologne
Belgium
Luxembourg
Paris
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google, Inst. Geogr. Nacional


Bury Field
Newport Pagnell
Motorway Services Area
Newport
Pagnell
DHOUSE PARK
Blakelands
Industrial Estate
M1
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	15,970,000
Market Value (per sq ft)	86
Net Initial Yield	6.50%
Reversionary Yield	6.50%
Equivalent Yield	6.50%
Gross Income (p.a.)	1,107,876
Gross Income (p.a.) (per sq ft)	6
*Adj. Gross Income	1,107,876
Adj. Gross Income (per sq ft)	6
Net Income (p.a.)	1,107,876
Net Income (p.a.) (per sq ft)	6
Gross Rental Value	1,107,876
Gross Rental Value (per sq ft)	6
Capital Expenditure	0
Transaction Costs	6.73%
Over / Under Rented	0.00%

KEY FACTS

Metric	Value
Total Area (sq ft)	184,646
WAULT to Break by Rent	9.75
WAULT to Break by ERV	9.75
WAULT to Expiry by Rent	19.76
WAULT to Expiry by ERV	19.76
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	3
Tenure	Freehold
Expiry Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
Nampak Plastics Europe Ltd	9.75	19.76	184,646	1,107,876	1,107,876	100.0%
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
Other	-	-	-	-	-	-
Vacant	n/a	n/a	-	n/a	-	n/a
Total	9.75	19.76	184,646	1,107,876	1,107,876	100.0%

Printed 01/02/2021 13:24
249
CBRE

PROPERTY ID: 20 - Interchange Park
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020
FINAL


RENT EXPIRY PROFILE
Gross Rent
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%
100.00%
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+
Year


LEASE LENGTHS GROUPED ...
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
By Area, to break
By Area, to expiry
Vacant
< 1yr
1-3 yrs
3-6 yrs
6-9 yrs
> 9 yrs

Printed 01/02/2021 13:24
250

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

INTERCHANGE PARK, NEWPORT PAGNELL, MK16

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
BEN OWEN MRICS	18/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS

- Recently let providing ten years term certain.
- Strategically located adjacent to the M1 and in the South East where industrial and logistics demand is strong.
- Effectively self-contained units on a site with car parking and loading area.
- Relatively modern units.

WEAKNESSES

- Loading area and HGV turning circle could be considered tight.

OPPORTUNITIES

- None at present.

THREATS

- High competition from more modern developments.
- General economic uncertainty due to Covid-19 and Brexit.
- Market susceptible to change.

LOCATION & SITUATION

LOCATION & SITUATION

- Interchange Park is located in the Borough of Milton Keynes and to the east of the town of Newport Pagnell. The town is located approximately 4.88 km to the North East of Central Milton Keynes, is 30.36 km North of Luton (22.6 miles), 92.26km to the South East of Birmingham and 74.22km (46.12miles) from Central London.
- Interchange Park is situated on the northern side of the A509, with Jenna Way along the east of the site and North Crawley Road to the north. Interchange Park benefits from extremely strong road connections being approximately 1.4 miles North of Junction 14 of the M1 motorway with a direct link heading south along the A509. To the north of the A509 is connections with the A422, which gives a direct link to Bedford.
- Interchange Park is an established industrial estate and comprises occupiers such as Design Group UK, Royal Mail Group, CLM Fleet Management and Waterline Ltd.

251

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY DESCRIPTION

DESCRIPTION

- The subject property comprises 3 units of warehouse space set towards the North Eastern corner of Interchange Park, Newport Pagnell. The subject property is effectively on a self-contained site.
- The site benefits from private access off Howard Way via an electric metal gate. HGV access is from Jenna Way directly into the loading area.
- We understand the subject units were constructed in the mid 1980's.
- The buildings are of similar construction and comprise of steel portal frame construction clad with profiled metal panels to all elevations. There is a metal framed powder coated octagon shaped structure at ground floor level to Unit 1 providing a reception area.
- The units are currently used for production and warehouse storage with ancillary office space. Internally the units benefit from HID metal refractor lighting as well as a high density of sky lights allowing for natural light as well as concrete flooring.
- There is integral office space within Units 1 and 2 consisting of plasterwork walls with built in air-conditioning units and perimeter trunking.
- The yard extends around three of the buildings sides and is constructed from tarmac. The yard provides extensive car parking to the north and west of the site whilst there is a loading area to the east.

BUILDING AGE

Understood to have been constructed in the mid 1980's with construction of the last unit in 1988.

SITE AREA

3.78 ha (9.34 acres)

ACCOMMODATION

As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

FLOOR / UNIT	USE	SQ M	SQ FT
Unit 1	Warehouse	5,780.56	62,222
Unit 2	Warehouse	5,886.47	63,362
Unit 3	Warehouse	5,487.00	59,062
TOTAL		17,154.03	184,646

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a Vendor Report prepared by Avison Young dated January 2020. The report concludes that all units are constructed and maintained to an acceptable standard and that its overall condition is commensurate with its age and use. The report does highlight some cracking to the tarmac yard.

252

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 The asset appeared to be in a reasonable state of repair at the time of inspection although signs of impact damage both internally and externally were noted. This is not considered to have any impact on value. ENVIRONMENTAL We have not completed any investigations in relation to the presence or potential presence of CONSIDERATIONS contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value. We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. We have been provided with a Phase 1 Environmental Summary carried out by Ambiente Ltd dated January 2020. The report concluded that the site represented a ‘Low’ Environmental Risk from a ground contamination perspective for continued existing use. The report stated that the site is located within flood zone 1 with less than 1 in 1,000 year chance of flooding from rivers and sea. The site is in a lower probability radon area. No protective measures are necessary. The asbestos report identified potentially Asbestos Containing Materials in four locations across the site. The report highlighted a number of issues to be rectified: - Asbestos reinspection survey - Drain survey to confirm the condition of drains - Improvements to bunding in the area of fuel storage tanks - Improvements to waste management. TENURE We understand the property is held Freehold under title number BM98980. We have been provided with an undated draft Report on Title which confirms the property has good and marketable title. The title states the property has chancel repair liability. The title states the subject property is subject to a wayleave consent relating to the erection, maintenance, repair, renewal, inspection and removal of electric lines and work. We do not consider this to have an adverse impact on the valuation. All units are let on separate leases to Nampak Plastics Europle Ltd but under the same 20 year lease terms from 21 April 2020 to 28 June 2040 incorporating tenant break options on 29 June 2030. Unit 1 is at a passing rent of £373,368 per annum, Unit 2 £380,209 per annum and Unit 3 £354,299 per annum exclusive, all reflecting £6 per sq ft. The lease incorporates an RPI rent review with a cap of 4% and a collar of 1.5%. 253 CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 VALUATION CONSIDERATIONS MARKETABILITY There has been increasingly positive investor sentiment towards the industrial sector over the AND POTENTIAL last few years, this has not been slowed by the rise of COVID-19. Purchaser demand will likely PURCHASERS be seen from high net worth individuals, REIT’s or property investment funds. We believe the property’s existing lease to a strong covenant, as well as its location within the highly coveted ‘Golden Triangle’ and close proximity to the Ml will attract significant investor interest if brought to market. We consider a sale would be achievable within a 6-9 month marketing period. MARKETING PERIOD We are of the opinion that 6 to 9 months should be allowed to find a willing buyer. EXPOSURE PERIOD 6 to 9 months. CURRENT VOID None. PERIODS COSTS AND None. ADJUSTMENTS OPINION OF In formulating our opinion of Market Rent we have researched the local market and where MARKET RENT appropriate spoken with in house agency teams. We have had regard to the following transactions; 254

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Unit 15/16, Granby Industrial Estate, Milton Keynes	Industrial	April 2020	27,931	F&F Stores Ltd	9	-	£6.00
BLU, 1 Featherstone Road, Wolverton Mill, Milton Keynes	Light industrial	May 2019	31,500	Funrise InternationalL td	10	-	£8.48
Celeste House, 3 Patriot Drive, Milton Keynes	General Industrial	April 2019	22,523	Fusion 2K Ltd	10	-	£6.50
Subject Property	Industrial	April 2020	62,222 63,362 59,062	Nampak Plastics Ltd	20	10th year	£6.00

Comparison to Subject

Comparable 1: A modern industrial unit of a similar specification to the subject building combined with a similar lease length. It would be expected the subject building would command a similar rental level to the comparable building especially given the consideration that the COVID-19 pandemic was creating severe uncertainty in the market at the time of letting.

Comparable 2: A new-build industrial unit of high-quality specification. Superior to subject property.

Comparable 3: Located nearest to the subject building in terms of geography. New build and smaller than subject property means a rental discount should be applied to the subject building compared to this unit.

Subject Property: The subject property let on a three separate leases to Nampak Plastics Ltd all on 20 year lease terms incorporating tenant break options at year 10 in April 2020. The passing rent for each unit reflects £6 per sq ft.

Taking the above transactions into consideration, we have adopted the following Market Rent;

- Unit 1: £6.00 sq ft headline
- Unit 2: £6.00 sq ft headline
- Unit 3: £6.00 sq ft headline

OPINION OF YIELD

In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

255

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
Nampak Plastics, Newport Pagnell, Milton Keynes	July 2020	184,646	10	1,107,876	15,820,000 (6.50%)	Subject property
Deta, Pannatoni Park, Luton	April 2020	68,610	15	737,558	16,120,000 (4.29%)	Has been under offer to CBRE GI since Apr-20
Charles Trywhitt, James Way, Milton Keynes	November 2019	139,387	5.6	950,000	15,484,000 (5.75%)	Let to a strong covenant.
Prologis Park, Coventry	September 2020	73,000	10	492,750	8,000,000 (6.75%)	Let to Barson Global Logistics

Comparison to Subject

Comparable 1: The subject building recently transacted and is therefore the best indicator of pricing levels it would expect to achieve.

Comparable 2: Let to Deta Electrical on a 15-year lease. A sharper yield would be expected here than the subject building as it is a new building in an established industrial location with very strong connectivity.

Comparable 3: Has a superior specification including a deeper yard and greater eaves height.

Comparable 4: Let to a similar covenant strength but a smaller distribution unit and situated in the Midlands as opposed to the South East. Similar WAULT.

Taking the above transactions into consideration, we have adopted the following capitalisation rates;

- Unit 1: 6.50% Equivalent Yield
- Unit 2: 6.50% Equivalent Yield
- Unit 3: 6.50% Equivalent Yield

VALUATION METHODOLOGY:
MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- Valuation date – 30 September 2020
- Fully let and income producing with a 10 year term certain.
- All units rack rented, with a passing rent of £1,107,876 per annum reflecting £6 per sq ft.
- As the units are let with a ten year term certain, we have not allowed for any voids or holdings costs.
- Applied an Equivalent Yield of 6.50%.
- A slight increase on the purchase price in April 2020 from £15,820,000.

£15,970,000 (Fifteen Million Nine Hundred and Seventy Thousand Pounds) exclusive of VAT

Net Initial Yield	6.50%
Equivalent Yield	6.50%
Reversionary Yield	6.50%

Reflecting a capital value per sq ft of £930.86 per sq m (£86.48 per sq ft).

256

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 VALUATION In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting METHODOLOGY: the following inputs and rationale; VACANT POSSESSION â– We have assumed the property is vacant and non-income producing. VALUE â– We have applied a Headline Market Rent as per the breakdown detailed above, which reflects a total of £1,107,876 per annum. â– We have applied a 6 month letting void on each unit. We have applied a 6 month rent free on each unit assuming a 10 year term certain. â– As we have assumed each unit will be let within 6 months, we have not allowed for empty rates. We have allowed for letting fees based on 15% of Market Rent. â– We have applied an equivalent yield of 6.75%. £14,145,000 (Fourteen Million One Hundred and Forty Five Thousand Pounds) exclusive of VAT Equivalent Yield 6.75% Reversionary Yield 7.21% Reflecting a capital value per sq ft of £818.06 per sq m (£76 per sq ft). The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor ESTIMATED have we carried out a full Reinstatement Cost Assessment. For indicative purposes only, we REINSTATEMENT estimate that the reinstatement cost for the building for loan security purposes would be COST ASSESSMENT £13,100,000 on a day one basis including fees but excluding VAT and inflation. These figures (RCA) should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out. REMAINING We are of the opinion that the subject property has a remaining economic life of 25 years. ECONOMIC LIFE 257 CBRE

PROPERTY ID: 21 - Hawkers Yard
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 **FINAL**

Hawkers Yard - Ruislip, HA4 0XT, United Kingdom







United Kingdom
Isle of Man
Dublin
Ireland
Manchester
Birmingham
London
Amsterdam
Netherlands
Hamburg
Brussels
Cologne
Belgium
Luxembourg
Paris
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google, Inst. Geogr. Nacional



Asda South Ruislip Superstore
Lidl
Goals Ruislip
SOUTH RUISLIP
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	14,370,000
Market Value (per sq ft)	305
Net Initial Yield	0.00%
Reversionary Yield	2.67%
Equivalent Yield	4.57%
Gross Income (p.a.)	0
Gross Income (p.a.) (per sq ft)	0
*Adj. Gross Income	0
Adj. Gross Income (per sq ft)	0
Net Income (p.a.)	0
Net Income (p.a.) (per sq ft)	0
Gross Rental Value	785,400
Gross Rental Value (per sq ft)	17
Capital Expenditure	-235,620
Transaction Costs	6.73%
Over / Under Rented	-

KEY FACTS

Metric	Value
Total Area (sq ft)	47,104
WAULT to Break by Rent	-
WAULT to Break by ERV	-
WAULT to Expiry by Rent	-
WAULT to Expiry by ERV	-
Percentage of Vacancy (Area)	100.00%
Percentage of Vacancy (ERV)	100.00%
Number of Tenants	0
Tenure	Mixed
Expiry Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
Other	-	-	-	-	-	
Vacant	n/a	n/a	47,104	n/a	785,400	n/a
Total	-	-	47,104	0	785,400	100.0%

Printed 01/02/2021 13:24

258

CBRE

PROPERTY ID: 21 - Hawkers Yard
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020
FINAL


RENT EXPIRY PROFILE
Gross Rent
1
1
1
0
0
0
#DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+
Year


LEASE LENGTHS GROUPED ...
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
By Area, to break
By Area, to expiry
Vacant
< 1yr
1-3 yrs
3-6 yrs
6-9 yrs
> 9 yrs

Printed 01/02/2021 13:24
259

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

HAWKERS YARD, RUISLIP

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
KAYE KOUMI MRICS	17/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
▪ Brand new scheme offering 7 high-specification industrial warehouse and trade counter units ▪ Well-located, in closed proximity to A40 and London Heathrow	▪ Part of the property (Units 1-5) is held on a long leasehold with 126 years unexpired, which some potential investors may view negatively

OPPORTUNITIES	THREATS
▪ Secure long lettings to strong covenants to improve income profile	▪ The property is currently entirely vacant which could impact investor demand ▪ High competition from developments located in neighbouring prime industrial hub, Park Royal ▪ Uncertainty surrounding Brexit and COVID-19 could cause delays in decision making by occupiers and investors.

LOCATION & SITUATION

LOCATION & SITUATION	The property is located on the south east side of Stonefield Close in Ruislip, within the London Borough of Hillingdon. It occupies a prime west London location, just 13.8 miles north-west of London's Charing Cross, and 8.7miles north-east of London Heathrow Airport. The Property is in close proximity to the A40 located 1.8 miles to the south west, as well as South Ruislip station which lies 0.8 miles to the west.

PROPERTY DESCRIPTION

DESCRIPTION	Hawkers Yard comprises seven new purpose-built light industrial warehouse and trade counter units, arranged across two terraces (Units A & B, and Units 1-5). Units A and B are accessed via Stonebridge Way, while Units 1-5 are accessed via Stonebridge Close. The Property offers flexible floorspace, with Units A, B and 1 offering reception areas, WCs and warehouse space at ground floor, with first-floor Grade A office accommodation, while Units 2-5 offer double-height warehouse space only. Units A and B and Units 1-5 provide clear internal heights of 10m and 8m respectively.

260

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

The external building fabric and structure is comprised of steel portal framing, with a twin skinned, insulated curved roof, with gable ends and curved overhanging eaves. There is a mixture of cladding systems to the elevations of both terraces, including profiled steel twin-skin insulated and horizontal ribbed composite insulated panelling. Internally, the units are comprised of white liner panelled ceilings and walls, and power-floated reinforced concrete slab floors for the warehouse space, with suspended access ceilings and carpeted raised floors for the office and reception areas. The offices are fully heated, with comfort cooling.

There is a total of 44 car parking spaces, 14 cycle spaces, and numerous electric vehicle charging points.

BUILDING AGE

2020

SITE AREA

0.71 ha (1.75 acres)

ACCOMMODATION

As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross External Area (GEA) basis.

FLOOR / UNIT	USE	SQ M	SQ FT
Unit A	Warehouse	1,416	15,242
Unit B	Warehouse	968	10,420
Unit 1	Warehouse	778	8,374
Unit 2	Warehouse	353	3,800
Unit 3	Warehouse	353	3,800
Unit 5	Warehouse	236	2,540
Unit 6	Warehouse	272	2,928
TOTAL		4,376	47,104

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a report prepared by Arcadis dated July 2020. At the time of the report, construction had not yet been completed, albeit there were no immediate concerns or issues noted.

The asset is of new construction and appeared to be in a good state of repair at the time of inspection and no issues with design or condition were observed.

ENVIRONMENTAL CONSIDERATIONS

We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

261

CBRE

ENVIRONMENTAL We have not completed any investigations in relation to the presence or potential presence of CONSIDERATIONS contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value. We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. 262 C

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 We have been provided with a Technical Due Diligence Full Report prepared by Arcadis dated July 2020, as well as a review of the Combined Phase I & II Geo-Environmental Assessment carried out by CBRE dated 2017. The report considers that the site represents a low risk of land contamination and other environmental issues. TENURE We have been provided with a Draft Certificate of Title prepared by Herbert Smith Freehills LLP, dated September 2020. Units A and B located on Stonefield Way are held Freehold under Title Number NGL332436. Units 1-5 located on Stonefield Close are held Leasehold under Title Number AGL473141. VALUATION CONSIDERATIONS MARKETABILITY Since the outbreak of Coronavirus in March this year, there has been a decline in investor sentiment AND POTENTIAL across all sectors. The industrial sector has however, proved to be the most resilient, with strong rent PURCHASERS collection levels throughout the year, and a notable increase in investment activity shown from June onwards. In the current market, investors are seeking prime assets that are well-located, with a strong covenant and good building quality. The subject property provides brand new, high-specification industrial warehouse and trade counter accommodation, in a prime West London location, with good connectivity to rail and motorway networks. Although the property is currently vacant, we anticipate there to be good investor demand predominantly from small property companies and private investors. We consider a sale would be achievable within a 6-9 month marketing period. MARKETING PERIOD We are of the opinion that 6 to 9 months should be allowed to find a willing buyer. EXPOSURE PERIOD 9 - 12 months. CURRENT VOID 6 months PERIODS COSTS AND We have reflected holding costs on the current voids, including Legal and Letting fees at 15% of Market ADJUSTMENTS Rent. For Units 1-5 of the Property which are held on a Long Leasehold, we have reflected the initial ground rent of £29,000 per annum commencing on 25th March 2021, and the 8% geared upwardwards/downwards rent review mechanism 5-yearly from March 2026. OPINION OF MARKET RENT In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions; 263 C

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 Property Use Date Area (Sq Tenant Lease Break Rent £ pa Address Ft) Length (sq ft) (years) Unit 2, The Hub @55, Gorst Road, Q£90,000 Park Royal Industrial Sep-20 5,593 Available - - (£16.09) Unit 30 Riverside EET Way, 10,416 Europarts £148,428 Uxbridge Industrial Jul-20 GEA Ltd 10 years Year 5 (£14.25) 32 Riverside Way, Centroid £146,266 Uxbridge Industrial Jan-20 10,485 (UK) Ltd 10 years Year 5 (£13.95) Unit 39 Metropolitan Timeline Park, Television £70,000 Greenford Industrial Dec-19 3,865 Ltd 5 years Year 3 (£18.11) Comparison to Subject Comparable 1: This property comprises one of three brand new industrial warehouses located on a contemporary estate within West London’s prime industrial area, Park Royal. The unit is of steel portal frame, situated with securely gated contemporary grounds. The ground floor warehouse is open plan, with first floor office and ancillary accommodation. There is one full height loading door, serviced by a dedicated loading bay with allocated car parking. This unit is of a very similar specification to the subject property and is very well connected to the wider motorway and rail network. We would anticipate the subject property would let at a similar rental level. Comparable 2: This comparable comprises a modern semi-detached industrial warehouse unit located in Uxbridge, in close proximity to London Heathrow airport and the wider motorway network. The property is of steel portal frame, with 6m clear height ground floor warehouse with one electric loading door, with office and ancillary accommodation at ground and first floor. The property benefits from a shared secured yard, with 15 car parking spaces. The unit is of a good specification, although slightly inferior to the subject property given that it is not a new construction. We would expect the units at the subject property to let at a premium to this. Comparable 3: <t z o Q. <n E This comparable comprises a semi-detached high-quality industrial warehouse unit, to be fully refurbished throughout. 2 O w The unit benefits from a large shared secure yard to the rear and extensive parking and loading facilities. The warehouse ojS offers 7m clear eaves height along with an electric loading door, with open plan office accommodation accessible via a LU LU Q w Zlift at first floor. The unit is of a good specification, although slightly inferior to the subject property given that it is not a > new construction. We would expect the units at the subject property to let at a premium to this. LU Comparable 4: Z o This property comprises a mid-terraced industrial warehouse unit on a popular multi-unit estate within Greenford. The Q. property comprises ground floor warehouse accommodation with one electric loading door, and first floor office 3 w w O accommodation. There is a marked car parking space to the front. The unit is of an inferior specification to the subject property and as such, we would anticipate that Hawkers Yard would let at a premium to this, taking account of any discounts to allow for quantum differentials. Taking the above transactions into consideration, we have adopted the following Market Rent; 264 C

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 15,000 sq ft+: £16.00 per sq ft 8,000-11,000 sq ft: £16.50 per sq ft - 3,800 sq ft: £17.50 per sq ft 2,000-3,000 sq ft: £18.00 per sq ft OPINION OF YIELD In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions; 265 C

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 WAULT Passing Rent £ Property Address Date Area (Sq Ft) Purchase Price £ (NIY) Comments (Years) pa 49-53 Standard Road, Sep-20 22,208 Q£7,000,000 Park Royal (£315 psf) This freehold distribution warehouse is available with Vacant Possession. Frogmore Sep-20 108,129 £1,677,538 Q£136,970,000 7-unit trade counter scheme. Industrial Estate 8.1 (£15.51) (4.25%/£342 psf) Units 1 & 3-6 are vacant and provided with a rental guarantee for 1 2m. Other 2 units are let to Magnet and Eccentric Trading. Midpoint, Enfield Jun-20 67,495 - £15,800,000 A terrace of 2 modern (£234 psf) industrial units both with mezzanine floors sold with VP to M7 and Blackstone Group Westgate 40, South Feb-20 130,364 7.3 £1,349,672 £29,500,000 This fully-let 12-unit freehold Ruislip (6.8) (4.05%/£226 psf) industrial estate sold to Valor Real Estate Partners Comparison to Subject Comparable 1: This asset comprises a single detached industrial warehouse located within West London’s prime industrial area, Park Royal. The property offers a modern, high-quality asset, of brick and steel portal frame construction, with a dedicated yard area. The units benefit from 9.5m clear eaves height, 2-level access loading doors, with a 2-storey mezzanine in part of the warehouse. Although this asset comprises one single warehouse, it is currently available with vacant possession at an asking price of £7,000,000 reflecting £315 per sq ft, which provides a benchmark for capital values per square foot that are achievable on similar vacant properties, albeit this comparable occupies a superior location within the heart of Park Royal. Comparable 2: This property comprises a part-vacant, part-let freehold industrial estate, benefitting from a prime West London location. The unit totals 108,129 sq ft of trade counter accommodation on a 5.1 acre site, across 7 units. Units 1 and Units 3-6 are currently vacant, with a rental guarantee for 12 months, while the remaining two units are let to Magnet and Eccentric Trading with an average unexpired term of 8.1 years until expiry. This comparable is of an inferior specification to the subject property, although it benefits from a superior location in the heart of Park Royal, which would provide underlying hope value associated to the site. We would anticipate that the subject property would sell at a discount to this comparable. Comparable 3: <t z o Q. <n E This freehold property comprises 67,495 sq ft of newly constructed industrial accommodation across two warehouse 2 O w ojS units. The units benefit from a prime North London industrial location, strategically situated between the M25 (J25) and LU LU Q w Z the A406. Midpoint is constructed of a steel portal frame, with 10m clear eaves height, and first floor fitted offices with > additional storage mezzanine. There are electric loading doors serviced by a 28m deep, self-contained service yard. LU This comparable is of a similar specification given its new construction, although the subject property benefits from a I- 2 Z LU superior industrial location and as such we would expect Hawkers Yard to trade at a premium to Midpoint. </) LU Comparable 4: > z Westgate 40 comprises 130,364 sq ft of accommodation, across 12 industrial, automotive and trade units located close to the A40 in South Ruislip. This long leasehold asset is fully let to 10 tenants on 11 leases, providing an unexpired term of 6.8 years to break. This is a 112-year long leasehold interest with 5% pay- 266 C

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 away reviewed every 5 years to OMRV, and 2 of the units have been sold off on co-terminus long leases. The estate is let off a low average rent of £12.57 per sq ft, with reversionary potential. This comparable occupies a very similar location to the subject property, although it is fully-let with reversionary potential. We would expect Hawkers Yard to trade at a discount to Westgate 40. Taking the above transactions into consideration, we have adopted a capitalisation rate of 4.75%. VALUATION In arriving at our opinion of Market Value we have had regard to the market evidence above in METHODOLOGY: comparison to the subject property. We have adopted the following inputs and rationale; MARKET VALUE â– A headline Market Rent of £785,400 per annum, reflecting the following rental values for the different sized units: - 15,000 sq ft+: £16.00 per sq ft - 8,000-11,000 sq ft: £16.50 per sq ft - 3,800 sq ft: £17.50 per sq ft - 2,000-3,000 sq ft: £18.00 per sq ft â– Current void of 6 months â–Assumed new lettings for 5-year terms, with an initial 6 months rent-free incentive â– Reflected holding costs including legal and letting fees of 15% of Market Rent â– Equivalent Yield of 4.75% applied £14,370,000 (Fourteen Million Three Hundred and Seventy Thousand Pounds) exclusive of VAT Net Initial Yield 0.00% Equivalent Yield 4.57% Reversionary Yield 2.67% Reflecting a capital value per sq ft of £3,284.51 per sq m (£305.13 per sq ft). VALUATION Our opinion of Vacant Possession Value aligns with our opinion of Market Value as the property is METHODOLOGY: currently vacant. VACANT POSSESSION VALUE £14,370,000 (Fourteen Million Three Hundred and Seventy Thousand Pounds) exclusive of VAT The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we ESTIMATED carried out a full Reinstatement Cost Assessment. We have been provided with a Reinstatement Cost REINSTATEMENT Assessment prepared by Arcadis dated June 2020 which estimates that the reinstatement cost for the COST ASSESSMENT building for loan security purposes would be £4,409,500 on a day one basis including fees but excluding (RCA) VAT and inflation. REMAINING We are of the opinion that the subject property has a remaining economic life of 50 years. ECONOMIC LIFE 267 C

PROPERTY ID: 22 - Unit 1, Sheldon Way MV ON BEHALF OF: BAML VALUATION DATE: 30-Sep-2020 FINAL Unit 1, Sheldon Way MV - Aylesford, ME20 6SE, United Kingdom United Kingdom * Isle of Man Manchester o New Hythe Hamburgo Birmingham o Amsterdam ® Netherlands Larkfield and 4 ft New Hythe * Brussels Cologne ® . ° Sports and Belgium Social Club Luxembourg 5 Paris 5 * ® s. LARKFIELD <#> X £ Go::gle Map data ©2021 GeoBass-DE/BKG (©2009), Google, Inst. Geogr. Nack Go; gleA2o ‘ Map data ©2021 VALUATION METRICS (currency - GBP) KEY FACTS Metric Value Metric Value Market Value 2,800,000 Total Area (sq ft) 19,275 Market Value (per sq ft) 145 WAULT to Break by Rent 2.01 Net Initial Yield 5.50% WAULT to Break by ERV 2.01 Reversionary Yield 5.66% WAULT to Expiry by Rent 4.01 Equivalent Yield 5.51% WAULT to Expiry by ERV 4.01 Gross Income (p.a.) 163,829 Percentage of Vacancy (Area) 0.00% Gross Income (p.a.) (per sq ft) 8 Percentage of Vacancy (ERV) 0.00% *Adj. Gross Income 163,829 Number of Tenants 1 Adj. Gross Income (per sq ft) 8 Tenure Freehold Net Income (p.a.) 163,829 Expiry Voids (months) - Net Income (p.a.) (per sq ft) 8 Gross Rental Value 168,700 Gross Rental Value (per sq ft) 9 Capital Expenditure 0 Transaction Costs 6.43% Over / Under Rented -2.89% * Adjusted Gross Income equates to the Gross Income excluding any rent free periods LEASES RANKED BY RENT Tenant Name Term to Break Term to Expiry Area (sq ft) Rent ERV % of rent TPS Global Logistics 2.01 4.01 19,275 163,829 168,700 100.0% - - - - Other -Vacant n/a n/a n/a n/a Total 2.01 4.01 19,275 163,829 168,700 100.0% Printed 01/02/2021 13:24 268 CBRE PROPERTY ID: 22 - Unit 1, Sheldon Way MV ON BEHALF OF: BAML VALUATION DATE: 30-Sep-2020 FINAL RENT EXPIRY PROFILE 200,000 150,000 CC. <D 100,000 i/l o 50,000 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+ Year â– Vacant LEASE LENGTHS GROUPED ... â– < 1yr â– 1-3 yrs â– 3-6 yrs â– 6-9 yrs â– > 9 yrs Printed 01/02/2021 13:24 269 CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

U1 SHELDON WAY, LARKFIELD, AYLESFORD, KENT ME20 6SE

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
JOHN BARHAM MRICS	18/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
▪ Freehold ▪ Located in the South East ▪ Good transport links	▪ Short unexpired term (2 years to break / 4 years to expiry) ▪ Dated 1970/80s warehouse

OPPORTUNITIES	THREATS
▪ Regear lease for longer term ▪ Capture rental growth	▪ Dated building may need more extensive refurbishment in longer term (£75,000 cap ex identified for asbestos roof repairs in medium term) ▪ Tenant vacating on break and subsequent void period

LOCATION & SITUATION

LOCATION & SITUATION

Aylesford is located approximately 36 miles south east of Central London, 23 miles north west of Ashford and 8 miles north west of Maidstone.

The town benefits from good communication links being served by Junction 4 of the M20 and is 14 miles east of Junctions 3 and 5 of the M25. The M20 provides direct access between London and the Channel Tunnel terminal at Folkestone and the Port of Dover, 40 and 45 miles to the south east respectively.

Situated in Larkfield, within an established industrial estate.

PROPERTY DESCRIPTION

DESCRIPTION

Detached industrial warehouse, appearing to date from the 1970/80s, of steel portal frame construction with profile metal cladding covered by a pitched, asbestos-cement sheeting roof and an eaves height of circa 6 metres.

The two-storey office and welfare accommodation building adjoin the warehouse area to the front of the property and is of masonry construction with brick elevations.

269

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

The unit benefits from two electrically operated roller shutter doors and to the front of the unit is a gated yard area with steel palisade fencing.

BUILDING AGE

1970/80s

SITE AREA

0.7 acres

ACCOMMODATION

As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

FLOOR / UNIT	USE	SQ M	SQ FT
Ground	Warehouse	1,605.4	17,281
Ground	Offices	92.5	996
First	Offices	92.5	996
TOTAL		**1,790.4**	**19,272**

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. The asset appeared to be in a reasonable state of repair in line with its age and use at the time of inspection.

We have been provided with a report prepared by Arcadis dated July 2020.

The report concludes that the property is in a *'fair condition commensurate with age and has had a light touch refurbishment by the Landlord* [in 2019]*. There are some urgent repairs to be undertaken by the tenant relating to certain asbestos elements.'*

The report recommends that *'A longer term more comprehensive refurbishment of the building should be considered beyond 10 years to replace the asbestos roof and other asbestos elements and to replace the dated internal finishes and MEP systems. The below ground drainage network has had extensive repairs and should be reviewed by the Landlord at the end of the current lease to check for any subsequent repairs to sections of drainage not recently repaired. The external area shaded orange will be the responsibility for the Landlord to maintain, however this largely looks like basic landscape maintenance. The building services installations are generally basic in nature and overall in fair condition. The majority of the electrical installations switchgear and the general and emergency lighting are in good condition. The fire alarm installation is in good condition. There are no small power provisions within the office accommodation. Consideration should be given to replace the local water heaters in the medium term. Also the perimeter heating system within the office accommodation could be considered for replacement in the medium term.'*

The report identifies the following landlord costs in the medium term:

- £75,000 for overcoating the roof sheets ahead of re-letting following lease expiry in 2024 (or if tenant exercises break in 2022).

We have reflected the above cost explicitly in our valuation.

270

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

ENVIRONMENTAL CONSIDERATIONS	We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value. We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. We have been provided with a Phase 1 Environmental Summary carried out by Ambiente Ltd dated June 2020. The report concluded that; *'The level of environmental risk associated with the site is assessed to be acceptably low for the current use and no further environmental investigation or assessment is considered necessary prior to acquisition.'* The EPC dated 4/5/17 has a 'D' rating.
TENURE	We have been provided with and reviewed a Draft Certificate of Title prepared by Herbert Smith Freehills LLP. The property is held Freehold under Title Number K337648 with no onerous covenants that would impact our opinion of value.

VALUATION CONSIDERATIONS

MARKETABILITY AND POTENTIAL PURCHASERS	There has been continued strength in investor sentiment in the industrial and logistics sector over the last few years. Consequently, purchaser demand will be very high and include a wide range of investors from local to national property companies. Whilst the property is let with a relatively short unexpired term, if it were to become vacant, it would be expected to see good occupational demand and only a short marketing period required to find a new tenant.
MARKETING PERIOD	We are of the opinion that 6-12 months should be allowed to find a willing buyer.
EXPOSURE PERIOD	6-12 months.
CURRENT VOID PERIODS	N/A. If vacant we would expect the unit to let in approximately six months.
COSTS AND ADJUSTMENTS	As the property is let on an FRI lease there are no running / holding costs. The unit's Rateable Value is £100,000; however, we have assumed that the building would let within six months and so within the empty rates exemption period. We have applied £75,000 of cap ex identified in the technical survey for medium term repairs to the roof.

271

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 OPINION OF In formulating our opinion of Market Rent we have researched the local market and where MARKET RENT appropriate spoken with in house agency teams. We have had regard to the following transactions; Lease Property Area (Sq Date Tenant Length Break Rent £ pa (sqft) Address Ft) (years) Subject 2019 TPS Global Property October 19,272 Logistics 5 3 £163,829 (£8.50 per sq ft) U7, Aylesford 2019 BP November 5,518 Konnex 10 - £63,457 (£11.50 per sqft) U28, Access Park, Aylesford 201 9 July 23,827 Bunzl 10 - £1 78,702 (£7.50 per sq ft) * s o Comparison to Subject u Comparable 1: As the subject property this provides the best evidence; however, the market has continued to 4 improve over the last 12 months, and we anticipate that it is possible for a slightly higher rent to be achieved as at the valuation date. Comparable 2: This is a smaller unit, and a new build and as such we would expect it to let at a higher rate than the subject. Comparable 3: Second hand space, similar unit, similar location, the market has improved over the last 18 months since this letting. Taking the above transactions into consideration, we have adopted the following Market Rent; - £168,700 per annum reflecting £8.75 per sq ft OPINION OF In formulating our opinion of Market Value we have researched the local market and where YIELD appropriate spoken with in house agency teams. We have had regard to the following transactions; 272 CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
U1 Sheldon Way, Aylesford	2020 July	19,275	4 (2 to break)	£163,829	£2.7M (5.70%)	Recent sale of the subject
75A & 75B Loverock Road, Reading	2020 October	17,532	8 years	£139,840	Q. £2.0M (6.58%)	1980s unit Let at £7.98 psf Available since September 2020 Quoting price reflects £114 psf
Quarry Wood Industrial Estate, Mills Road, Aylesford	July 2020	458,000	2.19	£2,310,000	£38,005,000 (5.69% NIY)	15 tenants £4.98 psf psf average rent Total site area 16 acres
F1&F2, Sheldon Way, Larkfield, Aylesford	Nov 2020	38,469	N/A	N/A	£3.8M (N/A)	Two 1980s units with 6.2m eaves Sold vacant at £100 psf cap val

INVESTMENT EVIDENCE & COMPARISON

Comparison to Subject

Comparable 1: This is the subject property, very recently purchased, but the market has improved even since July, with CBRE benchmark 'Good Secondary' industrial yields coming in 15bps to September 2020.

Comparable 2: Similar sized and specified warehouse unit located in the South East. Similar lot size. Longer unexpired lease term.

Comparable 3: Also located in Aylesford, but this estate is a significantly larger lot size, and offers diversified income streams, and so would appeal to a different type of purchaser.

Taking the above transactions into consideration, we have adopted the following capitalisation rates;

- Unit 1: 5.50% Equivalent Yield

VALUATION METHODOLOGY:
MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- Let at £163,829 per annum (£8.50 per sq ft) with two years to break, and four to expiry.
- £75,000 refurbishment cap ex
- We have assumed the tenant break is exercised with a six-month void period.
- Market Rent of £168,700 per annum (£8.75 per sq ft).
- Very recently purchased, but the investment market has improved even since July, with CBRE benchmark 'Good Secondary' industrial yields coming in 15bps to September
- Capitalised at a 5.50% EY

£2,800,000 (Two Million Eight Hundred Thousand Pounds) exclusive of VAT

Net Initial Yield	5.50%
Equivalent Yield	5.51%
Reversionary Yield (02/04/2023)	5.66%

Reflecting a capital value per sq ft of £145 per sq ft.

273
CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 VALUATION In arriving at our opinion of Vacant Possession Value we have had regard to the market METHODOLOGY: adopting the following inputs and rationale; VACANT â– We have assumed the property is vacant and non-income producing. POSSESSION VALUE â– We have applied a Headline Market Rent of £168,700 per annum (£8.75 per sq ft). â– We have applied a 12-month letting void on each unit. We have applied a 9 month rent free period assuming a 5-year term certain. â– Empty rates are deducted for the marketing void and also letting fees based on 15% of Market Rent. â– We have applied an equivalent yield of 6.50%. £2,080,000 (Two Million and Eighty Thousand Pounds) exclusive of VAT Equivalent Yield 6.50% Reversionary Yield 7.55% Reflecting a capital value per sq ft of £108 per sq ft. ESTIMATED REINSTATEMENT The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor COST ASSESSMENT have we carried out a full Reinstatement Cost Assessment. We have been provided with a report (RCA) by Arcadis dated June 2020 which estimates that the reinstatement cost for the building for loan security purposes would be £2,493,300 on a day one basis including fees but excluding VAT and inflation. These figures should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out. REMAINING ECONOMIC LIFE We are of the opinion that the subject property has a remaining economic life of 25 years. 274

PROPERTY ID: 23 - Coward Industrial Est
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 **FINAL**

Coward Industrial Est - Tilbury, RM16 4BF, United Kingdom






United Kingdom
Isle of Man
Dublin
Manchester
Ireland
Hamburg
Birmingham
Amsterdam
Netherlands
Brussels
Cologne
Belgium
Luxembourg
Paris
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google, Inst. Geogr. Nacional


A1089
CHADWELL ST MARY
Chadwell St Mary
West Tilbury
The Gateway Academy
Google
Map data ©2021

VALUATION METRICS (currency - GBP)

Metric	Value
Market Value	11,400,000
Market Value (per sq ft)	98
Net Initial Yield	6.69%
Reversionary Yield	7.08%
Equivalent Yield	6.63%
Gross Income (p.a.)	917,388
Gross Income (p.a.) (per sq ft)	8
*Adj. Gross Income	917,388
Adj. Gross Income (per sq ft)	8
Net Income (p.a.)	917,388
Net Income (p.a.) (per sq ft)	8
Gross Rental Value	970,916
Gross Rental Value (per sq ft)	8
Capital Expenditure	-1,551,537
Transaction Costs	6.71%
Over / Under Rented	-5.51%

KEY FACTS

Metric	Value
Total Area (sq ft)	116,061
WAULT to Break by Rent	0.37
WAULT to Break by ERV	0.49
WAULT to Expiry by Rent	0.37
WAULT to Expiry by ERV	0.49
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	10
Tenure	Freehold
Expiry Voids (months)	6

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
Commodore Kitchens Limited	0.09	0.09	64,052	634,752	544,443	69.2%
Coward Warehousing Ltd	1.00	1.00	52,009	282,636	426,473	30.8%
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
Other	-	-	-	-	-	-
Vacant	n/a	n/a	-	n/a	-	n/a
Total	0.49	0.49	116,061	917,388	970,916	100.0%

Printed 01/02/2021 13:24
275
CBRE

PROPERTY ID: 23 - Coward Industrial Est
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 FINAL


RENT EXPIRY PROFILE
Gross Rent
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
69.19%
30.81%
0.00%
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+
Year


LEASE LENGTHS GROUPED ...
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
By Area, to break
By Area, to expiry
Vacant
< 1yr
1-3 yrs
3-6 yrs
6-9 yrs
> 9 yrs

Printed 01/02/2021 13:24
276
CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

COWARD INDUSTRIAL ESTATE, ST JOHNS, GRAYS (TILBURY), RM16 4BF

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
VIRGINIA WOODGER MRICS	24/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS

- Well configured Freehold site.
- Highly liquid industrial market in the south east.
- Proximity to road network with J30 of the M25 just 5.4 miles from the site.
- Tilbury is a popular industrial location and a key location for Logistics and Distribution.
- Large site with a c.50m yard depth.
- While the unexpired lease terms are short, they are underpinned by tenants of sound covenant strength.

WEAKNESSES

- The 1960's build Units 1-4 are in a poor condition.
- Significant capex (£1,405,000) has been identified in order to bring the sheds into a sound state of repair.
- Very short dated leases, the property has a term certain of 0.3 years.
- The combination of the capex required and the short-dated nature of the leases means that the property will require very active asset management in the short term.

OPPORTUNITIES

- Located on a freehold site which extends to 5.99 acres, representing longer term redevelopment opportunities.

THREATS

- Competition from modern industrial developments in the surrounding catchment.
- Threat of wider deterioration of the industrial market.
- Global Economic uncertainty from Covid-19.

LOCATION & SITUATION

LOCATION & SITUATION

Coward industrial estate is located in Grays, Essex. The town is situated approximately 20 miles to the East of London on the North Bank of the River Thames. The property is located less than 2 miles North of Tilbury, which forms part of the port of London and is home to Amazon UK services.

Coward industrial estate benefits from very strong road links. The property is situated 1.7 miles South of the A13, providing access to the M25 motorway within 4 miles.

277

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY DESCRIPTION

DESCRIPTION

The property comprise three main blocks configured in a 'horseshoe' arrangement around estate access roads. The units consist of a two-storey office block, warehousing and portacabin constructions.

The main warehouse units are of steel portal frame construction with shallow pitch design to a rolled eaves detail formed in the roof sheeting. Warehouse unit 2/3 is a precast concrete frame with steel roof purlins supported off the main frame on concrete blocks. The external walls are mostly cavity brick and block construction with Plastisol coated steel sheeting above and a profiled metal liner sheet internally. Dividing walls between units are mostly steel framed with profiled steel cladding panels. The units benefit from electrically operated roller shutters.

Internally the units consist of basic warehouse storage space. There are no offices, WC's or other facilities however and these are provided by the separate office and portacabin structures.

BUILDING AGE

Built 1993 c.17 years old

SITE AREA

2.43 hectares (6.00 acres)

ACCOMMODATION

As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

FLOOR / UNIT	USE	SQ M	SQ FT
Unit 5	Commodore Kitchens	699.56	7,530
Unit 6	Commodore Kitchens	581.29	6,257
Unit 7	Commodore Kitchens	581.29	6,257
Units 1-4	Coward Warehousing	2,561.99	27,577
Units 8-10	Coward Warehousing	2,269.81	24,432
Unit 11	Commodore Kitchens	990.35	10,660
Unit 12	Commodore Kitchens	990.35	10,660
Unit 13	Commodore Kitchens	990.35	10,660
Unit 14	Commodore Kitchens	990.35	10,660
Portacabin office	Office – Commodore Kitchens	127.09	1,368
TOTAL		10,782.43	116,061

278

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 DUE DILIGENCE STATE OF REPAIR CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been provided with a report prepared by Arcadis dated August 2020. We have applied explicit costs for the works deemed as being required in the immediate term (£1,405,000) and have applied a cost as an allowance for an annual sinking fund/ongoing maintenance. The report outlines that the 1990’s estate buildings are in good condition and providing basic functional warehouse and light workshop space as designed. The original 1960’s warehouse and later 1981 additions are in poor condition, are not weathertight and currently only used for general storage. The report highlights that given the current level of disrepair a purchaser would have difficulty letting units on an FRI basis without agreeing to an extensive schedule of condition. Landlord CAPEX would therefore likely be incurred in the event of any void periods. ENVIRONMENTAL We have not completed any investigations in relation to the presence or potential presence of CONSIDERATIONS contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value. We have not carried out investigations into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. We have been provided with a Phase 1 Environmental Summary undertaken by Ambiente, dated October 2020. The report concludes ‘The level of environmental risk associated with the site is assessed to be acceptably low for the current use, and no further environmental investigation or assessment is considered necessary prior to acquisition.’ TENURE We have been provided with a Certificate of Title prepared by Herbert Smith Freehills LLP, dated 15 January 2021. We are aware that the property is held under four freehold titles, EX499372 (0.29 acres), EX 208353 (5.52 acres) and Ex 492954 (0.18 acres) and a small sliver of unregistered land which provide an aggregate site area of 5.99 acres. The property also includes a leasehold interest over the section of St Johns Road (EX 64869) that leads from the entrance to the subject property to Linford Road. We have also been provided with a letter dated 9 December 2020 from the vendor’s solicitor, Town Legal LLP, which provides additional clarity with respect to the shared estate road, connecting the subject property with the neighbouring Star Industrial Estate (not owned by the vendor). By way of background, we understand that, after complaints to Thurrock Council by neighbouring residents, that the Star Industrial Estate had been in breach of the conditions of their planning permission, on two separate occasions, where the site has been accessed (over the subject property) by vehicles, outside the hours permitted of 7 am to 7 pm Monday to Friday and 7 am to 1 pm Saturdays. The solicitors letter concludes that the Coward Industrial Estate is not responsible for the planning breaches on the part of the neighbouring Star Industrial Estate. Furthermore, we have also seen email correspondence between the vendor’s solicitor and Thurrock Council, confirming, on the part of the Council, that the subject property is not responsible for the breaches, nor liable for any action in relation to those breaches. 279 C

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 We confirm that there is nothing noted within the Certificate of Title which would impact upon our opinion of Market Value. VALUATION CONSIDERATIONS MARKETABILITY AND POTENTIAL Given that the scheme is fully occupied, there would be significant interest from investors given the PURCHASERS current level of tenant demand in the marketplace. This needs to be balanced against the short-dated leases and the active asset management that will be required in the short term. Investors would necessarily build in void holding costs and capital costs of letting the units and they would also discount the yield from an occupied and let position. Assuming the units are let to reasonable covenants at our opinion of market rent, there is likely to be significant investor interest from a range of purchasers including property companies and selected institutions. The lot size of the subject property puts it just outside of the scope of private investors. MARKETING PERIOD We are of the opinion that 12 months should be allowed to find a willing buyer. EXPOSURE PERIOD 9 months CURRENT VOID 6 months PERIODS COSTS AND ADJUSTMENTS There are currently no vacant units on site. We have applied expiry voids of 6 months to the occupied units with unexpired terms of less than 5 years and assumed renewal incentives in the form of 3 month rent free period. We have applied empty rates for the duration the void periods. Empty rates have been calculated at .512 pence per pound of the ratable value of the estate, (£451,575 x .512 = £231,206/116,061 sq ft = £1.99 per sq ft) expressed as a rate per sq ft, incurred quarterly until the end of the void period. We have applied £0.10 per sq ft per annum Insurance contribution shortfalls for the duration of the void periods. We have applied £0.50 per sq ft per annum security contribution shortfalls for the duration of the void periods. We have assumed Letting and Legal fees at 15% of the market rent for each unit. OPINION OF MARKET RENT In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions; 280 C

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Unit 36 Jodrell Way, West Thurrock, RM20 3FB	Industrial	11/2019	162,056	Not Known	20 years	n/a	£1,458,504 (£9.00 sq ft)
Unit 1, Thurrock Park way	Industrial	08/2020	6,868	Not Known	5 years	n/a	£60,000 (£8.74 sq ft)
Crown House, 855 London Road, West Thurrock	Industrial	10/2020	27,819	Not Known	5 years	n/a	£145,000 (£5.21 sq ft)
Unit 1-2 & 3 Globe Industrial Estate, 46 Rectory Road, Grays	Industrial	Available 10/2020	23,332	Available	TBC	n/a	£163,300 (£7.00 sq ft)

Comparison to Subject

Comparable 1: Substantial modern distribution facility, not directly comparable

Comparable 2: Secondary industrial unit located on multi-unit estate.

Comparable 3: 80's era mixed industrial unit, significant quantum to subject.

Comparable 4: Older style secondary units. Inferior layout and yard depth, similar quality stock to subject.

Taking the above transactions into consideration, we have adopted the following Market Rent;

- Unit 5: £8.50 sq ft headline
- Unit 6: £8.50 sq ft headline
- Unit 7: £8.50 sq ft headline
- Units 1-4: £8.20 sq ft headline
- Unit 8-10: £8.20 sq ft headline
- Unit 11: £8.50 sq ft headline
- Unit 12: £8.50 sq ft headline
- Unit 13: £8.50 sq ft headline
- Unit 14: £8.50 sq ft headline
- Portacabin: £8.50 sq ft headline

OPINION OF YIELD

In formulating our opinion of Yield we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

281

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 Property Address Date Area (Sq WAULT Passing Rent £ Comments Ft) (Years) pa Purchase Price £ (NIY) Coward Industrial October £11,400,000 Estate, Tilbury 2020 116,061 0.3 £1,083,287 (7.89%) The Subject property Terrace of three modern industrial Viper Industrial Estate, £9.115M units constructed in 201 5. Ashton Road, Romford 7.84 Understood to be under offer at RM3 8UD (4.50%) £1 3.43M 3.30% NIY 09/2020 43,419 (9.55) £473,531 Asking Available £4,000,000 Ajax Works - 9/2020 (5.14%) Asking Barking 16,921 3.7 £219,081 Multi let estate, secondary Hubert Road £7,720,000 Brentwood 8/2020 43,203 8.67 £246,964 (4.40%) 3 Unit estate. Fully let. z Comparison to Subject <n o Comparable 1 : This is the sale of the subject property which provides the most useful evidence for what the asset would E <t likely achieve if put for sale on the open market at the valuation date. 2 Q. O Comparable 2: Superior unexpired and modern units. Overall superior. w ojS Comparable 3: Site area totals 0.89 acres, let to local covenants, one vacant unit. WAULTC 2.6 years. £236 per sq ft. L U The fundamental of this property are sounder than the subject and it has longer dated income. Nevertheless, it represents w Z similar quality accommodation. U L Comparable 4: Hubert Road represents an overall superior property in terns of build quality, occupation and length of Q > income, underpinned by sound covenants. L U I- Taking the above transactions into consideration, we have adopted the following capitalisation rates; Z - 6.62% Equivalent Yield L U 2 </) L In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject VALUATION property. We have adopted the following inputs and rationale; METHODOLOGY: â– The property is held freehold. MARKET VALUE â– The investment is a multi-let industrial business park comprising 14 units. â– Our opinion of ERV is £970,916 per annum. â– The current ‘Day 1’ commencement rent of the property is £1,083,287 per annum. The rents on the 8 units occupied by Commodore Kitchens are paid in gross terms, and are currently £12.50 per sq ft. â– In order to find a more meaningful basis of comparison we have netted back the commencement rents on the Commodore Kitchens units. Gross Rent £12.50 per sq ft, less £0.10 per sq ft Insurance, less £0.50 per sq ft Security and £1.99 per sq ft Rates. â– This nets back to a Day 1 rate per sq ft on the Commodore Kitchens units of £9.91, which we consider to be slightly ahead of market evidence. The netted back rents across the whole estate aggregate to £917,388 per annum. â– We have applied expiry voids of 6 months and rent-free periods of 3 months. â– We have applied empty rates for the duration of the void periods. 282 C

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 â–Empty rates have been calculated at .512 pence per pound of the ratable value of the estate, (£451,575 x .512 = £231,206/116,061 sq ft = £1.99 per sq ft) expressed as a rate per sq ft, incurred quarterly until the end of the void period. â– We have applied £0.10 per sq ft per annum Insurance contribution shortfalls for the duration of the void periods. â– We have applied £0.50 per sq ft per annum security contribution shortfalls for the duration of the void periods. â– We have reflected the short term capex of £1,405,000 to bring the units up to an acceptable state of repair. â– We have applied a capitalisation rate of 6.62%. â–We are aware that the subject property is currently under offer at £11,400,000, which we consider to be in line with market indicators. â– After the deduction of purchasers’ costs, our opinion of the property is £11,400,000 exclusive of VAT. This gives a Capital Value of £98.22 per sq ft. £11,400,000 (Eleven Million Four Hundred Thousand Pounds) exclusive of VAT Net Initial Yield 6.69% Equivalent Yield 6.62% Reversionary Yield (01/10/2022) 7.07% Reflecting a capital value per sq ft of £1,057.23 per sq m (£98.22 per sq ft). VALUATION In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting the METHODOLOGY: following inputs and rationale; VACANT POSSESSION VALUE â– We have made the Special Assumption that the property is vacant at the valuation date. â– The property is held freehold. â– Our opinion of ERV is £970,916 per annum. â– We have applied a marketing period of 6 months and a rent-free period of 3 months to all units assuming leases of five years term certain. â– We have applied empty rates for the duration the void periods. â–Empty rates have been calculated at .512 pence per pound of the ratable value of the estate, (£451,575 x .512 = £231,206/116,061 sq ft = £1.99 per sq ft) expressed as a rate per sq ft, incurred quarterly until the end of the void period. â– We have applied £0.25 per sq ft per annum service charge shortfalls for the duration of the â– We have applied £0.10 per sq ft per annum Insurance contribution shortfalls for the duration of the void periods. â– We have assumed Letting and Legal fees at 15% of the market rent for each unit. â– We have reflected the short term capex of £1,405,000 to bring the units up to an acceptable state of repair. â– We have capitalised the income at an equivalent yield of 7.00%. 283 C

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 â–We have applied standard purchasers’ costs. £10,575,000 (Ten Million Five Hundred and Seventy-Five Thousand Pounds) exclusive of VAT Equivalent Yield 7.00% Reversionary Yield 7.47% Reflecting a capital value per sq ft of £985.97 per sq m (£91.60 per sq ft). ESTIMATED REINSTATEMENT The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we COST ASSESSMENT carried out a full Reinstatement Cost Assessment. We have been provided with a report by Arcadis (RCA) dated 29 June 2020 which estimates that the reinstatement cost for the building for loan security purposes would be £1,669,000 on a day one basis including fees but excluding VAT and inflation. These figures should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out. REMAINING ECONOMIC LIFE We are of the opinion that the subject property has a remaining economic life of 25 years. 284 C

PROPERTY ID: 24 - DSV, 1306 Stonehouse Lane
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 FINAL

DSV, 1306 Stonehouse Lane - Purfleet, RM19 1NX, United Kingdom






United Kingdom
Isle of Man
Dublin
Manchester
Ireland
Birmingham
London
Hamburg
Amsterdam
Netherlands
Brussels
Cologne
Belgium
Luxembourg
Paris
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google, Inst. Geogr. Nacional


Tesco Extra
Purfleet
Arterial Rd
McDonald's West Thurrock Fa-Dt
A1090
London Rd
Stonehouse Ln
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	36,500,000
Market Value (per sq ft)	265
Net Initial Yield	4.97%
Reversionary Yield	4.97%
Equivalent Yield	4.98%
Gross Income (p.a.)	1,939,892
Gross Income (p.a.) (per sq ft)	14
*Adj. Gross Income	1,939,892
Adj. Gross Income (per sq ft)	14
Net Income (p.a.)	1,939,892
Net Income (p.a.) (per sq ft)	14
Gross Rental Value	1,939,900
Gross Rental Value (per sq ft)	14
Capital Expenditure	0
Transaction Costs	6.77%
Over / Under Rented	0.00%

KEY FACTS

Metric	Value
Total Area (sq ft)	137,994
WAULT to Break by Rent	9.75
WAULT to Break by ERV	9.75
WAULT to Expiry by Rent	9.75
WAULT to Expiry by ERV	9.75
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	2
Tenure	Freehold
Expiry Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
DSV Road LTD	9.75	9.75	137,994	1,939,892	1,939,900	100.0%
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
Other	-	-	-	-	-	-
Vacant	n/a	n/a	-	n/a	-	n/a
Total	9.75	9.75	137,994	1,939,892	1,939,900	100.0%

Printed 01/02/2021 13:24

285

CBRE

PROPERTY ID: 24 - DSV, 1306 Stonehouse Lane ON BEHALF OF: BAML VALUATION DATE: 30-Sep-2020 FINAL RENT EXPIRY PROFILE 2,500,000 100.00% 2,000,000 1,500,000 1,000,000 500,000 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+ Year â– Vacant LEASE LENGTHS GROUPED ... â– < 1yr â– 1-3 yrs â–3-6 yrs â– 6-9 yrs â– > 9 yrs Printed 01/02/2021 13:24 286 CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

DSV, 1306 STONEHOUSE LANE, PURFLEET RM19 1NX

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
ANTHONY WILSON-O'NEILL MRICS	17/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS

- Modern Property with a good specification.
- Good configuration with a low site coverage.
- Demand for distribution property is strong, particularly those situated in the South East. The Property is located within Greater London which are of interest to investors seeking Industrial Estates at the current time.
- New 10-year lease granted to DSV at a market rent.

WEAKNESSES

- Purfleet is not an established office location.

OPPORTUNITIES

- Possibly further develop the Property in the future.

THREATS

- Future occupiers may not require the office space.
- Demand for office space falls as a result of COVID-19.

LOCATION & SITUATION

LOCATION & SITUATION

Purfleet-on-Thames is a town in the Thurrock unitary authority, Essex. It is bordered by the A13 road to the north and the River Thames to the south and is within the easternmost part of the M25 motorway but just outside the Greater London boundary. Some industry is located to the south and the area forms part of the Thames Gateway redevelopment area.

The site is located within a predominantly industrial/commercial area, approximately 4.8km north east of Dartford and 23.5km east of London city centre. The Property has excellent road communications with the M25 (Junction 31) and the Dartford River Crossing to the east. There is also good access to the A13 which links to the North Circular Road (A406) and the M11 to the west. The site is accessed via one entrance onto Stonehouse Lane to the east.

The Property is bounded by wooded embankment to the north, Stonehouse Lane to the east, Chalk Cliff to the south and west.

287

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 Nearby occupiers within the vicinity include Tesco, General Catering Suppliers and Propifruit UK. PROPERTY DESCRIPTION DESCRIPTION The Property comprises a large logistics warehouse with a detached 3-storey office building to the north east corner of the site. The site is located just north of the Thames and close to the M25, Junction 30. At the time of inspection, the owner DSV was developing the site by extending the warehouse with adjoining office block ‘eastwards’ due to complete in September 2020. The warehouse is of steel portal framed construction with a power floated ground bearing reinforced concrete floor slab. To the west side of the warehouse there is a slab ‘cut out’ allowing for side loading of lorries driving through the warehouse at this end. Roofs are duo pitched covered with plastisol coated built up insulated metal roof sheets with GRP rooflights draining to metal box gutters and downpipes connected to soakaway storage tanks. The cladding to the elevations has been replaced with new vertically profiled composite cladding panels and new dock loading canopies and doors have been installed to the principal north and south elevations of the warehouse. Internally the warehouse is set out as open plan layout. The existing office building to the north east corner of the site is of steel framed construction with cast concrete floor slabs forming the upper floors. The elevations comprise cavity masonry construction with painted outer brickwork skin. Windows are double glazed metal framed powder coated side hung casements that have been re-sprayed dark grey. The roof is a steel trussed pitched built up metal sheet roof with overhanging eaves draining to perimeter box gutters with external downpipes enclosed by brick ‘sleeves’ on two sides. The internal office areas were extensively refurbished in 2017 and 2018 and comprise new plastered or suspended mineral fibre ceilings with inset LED lighting and swirl diffusers, new decorations to plastered walls, new timber joinery and new raised floors with engineered wood or carpet tiled finishes. All WC accommodation was renewed with new cubicles, sanitary ware and tiled finishes to walls and floors. Externally the site’s perimeter is fenced, and access is via a security gate which we understand will be demolished as part of the development works. We understand all services including water and heating are in working order. BUILDING AGE 1994 SITE AREA 5.44 hectares (13.44 acres) and there is an estimated site coverage of 20%. ACCOMMODATION As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis. 288 CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

FLOOR / UNIT	USE	SQ M	SQ FT
Warehouse	Industrial / office	9,804	105,530
Office	office	3,016	32,464
TOTAL		12,820	137,994

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a Technical Due Diligence Red Flag Report prepared by Arcadis dated 01 June 2020. The report concludes that the Property is in a fair condition commensurate with age. The existing office and warehouse have been fully refurbished on a phased basis over the last 4 years to a good standard and present well. The warehouse and office extension works are progressing and we understand are due to complete in September 2020.

The Property appeared to be in a reasonable state of repair at the time of inspection and works were still ongoing.

ENVIRONMENTAL CONSIDERATIONS

We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase 1 Environmental Summary carried out by Ambiente Ltd dated August 2020. The report considers the level of environmental risk associated with the site is assessed to be acceptably low for the current use. Potential sources of contamination have been identified within the surrounding area, predominantly residual contamination and contamination from logistics use of the site. The report states as the current property owner/operator, it is expected that DSV would remain responsible for any contamination (historical or current) liabilities at the property.

In addition, the report confirms the site is located in an area considered to have a low potential risk of flooding.

TENURE

We have been provided with a Certificate of Title prepared by Herbert Smith Freehills LLP dated 21 January 2021. We have reviewed and there are no onerous covenants that would impact our opinion of value.

We understand the Property known as Stonehouse Lane, Purfleet, RM19 1NS is held freehold under the registered title number EX377284.

289

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 VALUATION CONSIDERATIONS MARKETABILITY The Property offers strong underlying fundamentals and is situated in an established industrial AND POTENTIAL location. The property is of good specification and quality whilst benefiting from an attractive PURCHASERS term to lease expiry for units of this nature. The lot size is favourable, and we would anticipate the investment market would be keen to acquire the buildings in the open market. We are of the opinion the typical purchasers of this type of property would be Prop Co’s, REITS and Pension Funds. MARKETING PERIOD We are of the opinion that 6 to 12 months should be allowed to find a willing buyer. EXPOSURE PERIOD 6-12 months. CURRENT VOID None PERIODS COSTS AND None ADJUSTMENTS OPINION OF In formulating our opinion of Market Rent we have researched the local market and where MARKET RENT appropriate spoken with in house agency teams. We have had regard to the following transactions; 290

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

Warehouse

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Chillbox Eastern Avene, Grays	Waehouse	Under offer	196,178	Gousto	10	None	Quoting £9.75psf
Barclay Way, West Thurrock	Warehouse	Sep 19	162,056	London City Bond	20	N/K	£9.00
Sainsburys Distribution Centre, Canterbury Way, Dartford,	Warehouse	Aug 19	41,528	Network Rail	10	None	£13.24

Comparison to Subject

Comparable 1: Under offer. This unit is rumoured to be under offer above quoting price. This unit is a lot larger than the subject therefore we would expect the subject to achieve a higher rate per sq ft.

Comparable 2: This comparable is larger than the subject property and rental levels have increased since this transaction therefore we would expect the subject to achieve a higher rate per sq ft.

Comparable 3: This comparable is smaller than the subject property. Rental levels have increased since this transaction.

Office

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Crossways Business Park	Office	July 20	3,786	Engie	5	None	£24.00
Crossways Business Park	Office	Sep 19	15,301	Bellway Homes	15	Year 10	£24.00
2 Waterside Court, Dartford	Office	June 19	5,256	I-Cube	5	None	£21.15

Comparison to Subject

Comparable 1: This comparable is located in a location that is more of an office location than the subject and we would expect it to achieve a higher rental level than the subject property.

Comparable 2: This comparable is located in a location that is more of an office location than the subject and we would expect it to achieve a higher rental level than the subject property.

Comparable 3: This comparable is located in a location that is more of an office location than the subject and we would expect it to achieve a higher rental level than the subject property.

Taking the above transactions into consideration, we have adopted the following Market Rent;

- Warehouse: £13.15 sq ft headline
- Office: £17.00 sq ft headline

OCCUPATIONAL EVIDENCE & COMPARISON

291

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

OPINION OF YIELD

In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
Subject Property	Exchanged	137,994	10	£1,940,000	£36.5M (4.98%)	Subject property
London City Bond, Thurrock 162, Thurrock	Under Offer	162,056	19.60	£1,458,000	£30.36M (4.5%)	£187psf. Freehold. Passing rent £9 psf.
Deta, Panattoni Park, Luton	Sep 20	66,610	15	£716,000	£16.12M (4.29%)	Let to Dea Electrial on a passing rent of £10.75 sq ft. Eaves height of 10.5m
Chaucer House, 12 Viking Way, Erith	Under offer	35,629	1	£320,664	£5.85 (5.09%)	Quoting price. Under offer price is unknown. Eaves height of 6m.

Comparison to Subject

Comparable 1: Best evidence as subject property.

Comparable 2: Good comparable as close to subject property. Longer lease term compared to subject property. I would expect this property to achieve a similar yield.

Comparable 3: Inferior location to subject however is smaller than subject property. Long unexpired lease term of 15 years.

Comparable 4: Inferior unit compared to the subject property. We would expect the subject to achieve a sharper yield.

Office

Office investment evidence is scarce however we have sourced the below properties which are currently on the market:

Kings House Brentwood – Available at 7.18% NIY. This property extends to 35,257 and has a WAULT of 2.75 years. It is a multi let office and has a quoting price of 7.18% NIY. We would expect the subject to achieve a sharper yield.

Sigma House, Basildon – Located in Basildon town centre, let to Leonardo MW with a WAULT of 9.5 years. The quoting price is 5.7% NIY. This comparable is more desirable than the subject property.

Taking the above transactions into consideration, we have adopted the following capitalisation rates;

- Warehouse: 4.50% Equivalent Yield
- Office: 6.75% Equivalent Yield

INVESTMENT EVIDENCE & COMPARISON

VALUATION METHODOLOGY: MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- Comprises a HQ office extending to 32,464 sq ft and warehouse extending to 105,530 sq ft (95,455 sq ft warehouse and 10,075 sq ft office)
- Warehouse has been completely refurbished and extended and benefits from eaves height of 9m and 69 dock level doors.

292

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

- Asset is being purchased as part of sale and leaseback with DSV for £36,500,000 million which is due to be completed on 4th November 2020. Lease is for 10 years on warehouse and office and rent is £1,940,000 per annum (£13.15 per sq ft on warehouse and £17 per sq ft on office as advised by M7). No incentives and rent commencement on completion of sale.
- Rent on the warehouse seems higher than market rent for Thurrock / Purfleet, however the site benefits from a low site coverage and in our opinion would attract a premium rent.
- Therefore, rack rented investment located in a prime distribution location in Purfleet.
- No capital or revenue costs.
- Applied 4.5% Equivalent Yield to industrial element and 6.75% to office income.

£36,500,000 (Thirty-Six Million Five Hundred Thousand Pounds) exclusive of VAT

Net Initial Yield	4.97%
Equivalent Yield	4.98%
Reversionary Yield (30/09/2020)	4.97%

Reflecting a capital value of £2,847 per sq m (£264.50 per sq ft).

VALUATION METHODOLOGY: VACANT POSSESSION VALUE

In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting the following inputs and rationale;

- We have assumed the property is vacant and non-income producing.
- We have applied a Headline Market Rent as per the breakdown detailed above, which reflects a total of £1,940,000 per annum.
- We have applied a 6-month letting void on the warehouse and a 15-month void on the office. We have applied a 12-month rent free on both buildings assuming a 10-year term certain.
- Empty rates are deducted for the marketing void, deferred 3 and 6 months for rates relief, and also letting fees based on 15% of Market Rent.
- We have applied an equivalent yield of 5.5% on the warehouse income and an equivalent yield of 7.5% on the office income.

£27,150,000 (Twenty-Seven Million One Hundred and Fifty Thousand Pounds) exclusive of VAT

Equivalent Yield	5.95%
Reversionary Yield	6.57%

Reflecting a capital value per sq ft of £2,118 per sq m (£196.75 per sq ft).

ESTIMATED REINSTATEMENT COST ASSESSMENT (RCA)

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment (RCA). We have been provided with an RCA by Arcadis and dated 29 May 2020 which estimates a total day one reinstatement cost of **£18,982,900** excluding VAT and inflation.

293

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 REMAINING ECONOMIC LIFE We are of the opinion that the subject property has a remaining economic life of 25 years. 294

PROPERTY ID: 25 - Units 1-8 Hambridge Lane
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 FINAL

Units 1-8 Hambridge Lane - Newbury, RG14 5TU, United Kingdom







United Kingdom
Isle of Man
Dublin
Manchester
Ireland
Birmingham
London
Amsterdam
Netherlands
Brussels
Cologne
Belgium
Luxembourg
Paris
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google, Inst. Geogr. Nacional



Benham Hill
Newbury Business Park
The Nature Discovery Centre
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	9,330,000
Market Value (per sq ft)	142
Net Initial Yield	4.83%
Reversionary Yield	5.94%
Equivalent Yield	5.75%
Gross Income (p.a.)	480,937
Gross Income (p.a.) (per sq ft)	7
*Adj. Gross Income	480,937
Adj. Gross Income (per sq ft)	7
Net Income (p.a.)	480,937
Net Income (p.a.) (per sq ft)	7
Gross Rental Value	591,400
Gross Rental Value (per sq ft)	9
Capital Expenditure	-10,065
Transaction Costs	6.69%
Over / Under Rented	-18.68%

KEY FACTS

Metric	Value
Total Area (sq ft)	65,706
WAULT to Break by Rent	3.13
WAULT to Break by ERV	3.18
WAULT to Expiry by Rent	7.94
WAULT to Expiry by ERV	8.00
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	8
Tenure	Freehold
Expiry Voids (months)	9

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
Herma UK Ltd	3.33	10.34	27,919	188,610	251,300	39.2%
First Home Improvements (Englan	3.33	9.34	10,146	88,778	91,300	18.5%
Howden Joinery Properties Ltd	3.99	3.99	12,673	86,600	114,100	18.0%
Falcon Flues	1.11	4.12	7,455	63,368	67,100	13.2%
Hy-Tech Forming System Ltd	3.10	8.10	7,513	53,580	67,600	11.1%
Other	-	-	-	1	-	0.0%
Vacant	n/a	n/a	-	n/a	-	n/a
Total	3.18	8.00	65,706	480,937	591,400	100.0%

Printed 01/02/2021 13:25

295

CBRE

PROPERTY ID: 25 - Units 1-8 Hambridge Lane ON BEHALF OF: BAML VALUATION DATE: 30-Sep-2020 FINAL RENT EXPIRY PROFILE Year â– Vacant LEASE LENGTHS GROUPED ... â– < 1yr â– 1-3 yrs â– 3-6 yrs â– 6-9 yrs â– > 9 yrs Printed 01/02/2021 13:25 296 CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

UNITS 1-8 HAMBRIDGE LANE INDUSTRIAL ESTATE, READING

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
KAYE KOUMI MRICS	17/09/2020	30/09/2020	INDUSTRY

KEY VALUATION FACTORS

STRENGTHS

- The asset provides modern, well-placed industrial accommodation in one of Newbury's most established industrial areas.
- The property benefits from good rail and road connectivity, just 4 miles from Junction 13 of the M4.
- The majority of the estate's income is secured against Herma UK Ltd who recently renewed their lease for a further 10 years.

WEAKNESSES

- Short unexpired term of 3.13 years to break.

OPPORTUNITIES

- Opportunity to refurbish and upgrade the industrial and office accommodation on expiry of leases, to improve reletting potential.
- Remove break option for Falcon Flues.

THREATS

- High competition from more modern developments along the M4 motorway.
- Uncertainty surrounding Brexit and COVID-19 could cause delays in decision making by occupiers and investors.

LOCATION & SITUATION

LOCATION & SITUATION

Hambridge Lane Industrial Estate is located in Newbury, within the county of Berkshire. It is established as one of the principal industrial estates in Newbury, benefitting from good road connectivity located 4 miles from Junction 13 of the M4. Newbury Town Centre lies 1.5 miles to the west, and the industrial estate is located within walking distance to Newbury Racecourse Railway Station.

PROPERTY DESCRIPTION

DESCRIPTION

The property comprises 65,706 sq ft of industrial warehouse/workshop accommodation across 8 individual units, arranged as two facing terraces. Units 1-4 occupy the western terrace, while Units 5-8 form the terrace on the east. The units front a central communal service yard and concrete-paved parking area providing 40 vehicle parking spaces.

297

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

The units are of steel portal frame construction, with part brick and part metal clad elevations beneath pitched roofs of asbestos cement sheeting. Internally, the units are typically fitted out as open-plan single-storey warehouses, with two storey offices at the front. The warehouses benefit from 6m clear eaves height, polished concrete floors, and are accessed from the central service yard via roller shutter doors. The offices have raised carpeted floors, suspended ceilings with inset fluorescent lighting, and have air conditioning.

BUILDING AGE

1971

SITE AREA

1.09 ha (2.69 acres)

ACCOMMODATION

As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

FLOOR / UNIT	USE	SQ M	SQ FT
Unit 1	Industrial	698	7,513
Unit 2	Industrial	693	7,455
Unit 3 & 4	Industrial	1,177	12,673
Unit 5	Industrial	871	9,379
Unit 6	Industrial	861	9,267
Unit 7	Industrial	861	9,273
Unit 8	Industrial	943	10,146
TOTAL		6,104	65,706

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a report prepared by Arcadis dated July 2020 which confirms that the property is generally in a reasonable condition commensurate with its age and use.

The report suggests that minor upgrades might be required to the general and emergency lighting in the units upon expiry of their leases.

The asset appeared to be in a reasonable state of repair at the time of inspection.

ENVIRONMENTAL CONSIDERATIONS

We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase 1 Environmental Summary carried out by Ambiente Ltd dated August 2020. The report confirms the presence of Asbestos Containing Materials in the roof sheets, gutters and downpipes, electrical boxes and in the Artex ceilings. The risk rating for these ACMs is low, although there has been identified loose debris from the asbestos roof sheets that has been recommended to be removed and safely disposed of.

298

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

	No asbestos management plans were available for Unit 1 or 2, so it is advised that the Landlord should ensure that it complies with the requirements of the Control of Asbestos Regulations 2012 on expiry of the leases for Units 1 and 2. The report notes that although the site is not a registered contaminated site, there is the potential for residual contamination to be present at the site due to the potential presence of an infilled drainage channel and landfill, as well as its long-term use as a multi-let light industrial/commercial estate. The report also identifies that all units have an EPC rating of E or above, although it should be noted that the EPC of Unit 4 expires before the current occupational lease and will need renewing before re-letting. The asset is located within an area with very low risk from flooding.
TENURE	We have been provided with a Certificate of Title prepared by Herbert Smith Freehills LLP, dated September 2020. The property is held Freehold under Title Number BK350679. There are no onerous covenants that would impact our opinion of value.

VALUATION CONSIDERATIONS

MARKETABILITY AND POTENTIAL PURCHASERS	Since the outbreak of Coronavirus in March this year, there has been a decline in investor sentiment across all sectors. The industrial sector has however, proved to be the most resilient, with strong rent collection levels throughout the year, and a notable increase in investment activity shown from June onwards. In the current market, investors are seeking prime assets that are well-located, with a strong covenant and good building quality. The subject property provides modern industrial accommodation in one of Newbury's most established industrial areas, with good rail and road connectivity. Whilst the property is let with a relatively short unexpired term, it is let to a good tenant mix providing some security of income. We consider a sale would be achievable within a 12-18 month marketing period.
MARKETING PERIOD	We are of the opinion that 12 to 18 months should be allowed to find a willing buyer.
EXPOSURE PERIOD	12 - 18 months.
CURRENT VOID PERIODS	9 months
COSTS AND ADJUSTMENTS	We have reflected holding costs for the Falcon Flues unit which we have assumed will action their break option in November 2021. This includes legal and letting fees assumed at 15% of Market Rent.
OPINION OF MARKET RENT	In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

299

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Units 6, Hambridge Lane Industrial Estate, Newbury	Industrial	Aug-20	9,267	Herma UK Ltd	10 years	31/01/2024	£83,729 (£9.00)
Unit B5 Worton Grange, M4 Junction 11, Reading	Industrial	Apr-20	10,974	Building Product Solutions	10 years	-	£123,458 (£11.25)
Unit 8, Hambridge Lane Industrial Estate, Newbury	Industrial	Jan-20	10,146	First Home Improvements (England) Ltd	10 years	29/01/2024	£88,778 (£8.80)
Unit 4, The Paddock Trading Estate, Newbury	Industrial	Jan-20	6,203	Exhaust Tyres and Batteries (Worcester) Ltd	10 years	Year 3	£71,500 (£11.53)

Comparison to Subject

Comparable 1:

This forms part of the subject property.

Comparable 2:

This property comprises a second-hand terraced industrial warehouse located just off the M4 motorway in Reading. The unit is of steel portal frame construction, with a ground floor open-plan warehouse, and first floor offices and ancillary accommodation. The unit benefits from an electric loading door serviced by a yard at the front, with onsite car parking. This comparable is of a similar size and specification to the units at the subject property, although it benefits from a better-connected location, at Junction 11 of the M4. As a result, we would expect the subject property to command rents at a discount to this.

Comparable 3:

This forms part of the subject property.

Comparable 4:

This comparable comprises a recently refurbished standalone trade counter unit with prominence onto Hambridge Road, Newbury. The unit is of steel portal frame construction under a pitched roof with metal cladding. Internally the unit benefits from a clear span warehouse, and electric shutter door serviced by a yard at the front, and 12 car parking spaces. This subject is of a similar size and specification to the units at the subject property, located a short drive away.

Taking the above transactions into consideration, we have adopted a Headline Market Rent of £9.00 per sq ft.

OPINION OF YIELD

In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

300

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
75A & 75B Loverock Road, Reading	Available	17,532	8.00	£139,840 (£7.98)	Q£2,000,000 (6.58%)	A pair of freehold 1980s built industrial units available quoting £114 psf
Units 1-8, Hambridge Lane Industrial Estate, Newbury	Sep-20	65,924	7.94 (3.13)	£480,937 (£7.30)	£9,000,000 (5.01%)	Subject property
1-4 Willoughby Road, Bracknell	Aug-20	54,157	3.55	£594,000 (£10.96)	£9,940,000 (5.60%)	Freehold industrial estate sold to McKay Securities reflecting £183 per sq ft
Hatch Industrial Estate, Basingstoke	Dec-19	96,989	5.17	£828,538 (£8.54)	£13,395,000 (5.85%)	Freehold industrial estate comprising 10 units, sold to DTZ reflecting £138 per sq ft

Comparison to Subject

Comparable 1:

This property comprises a modern reversionary industrial investment opportunity located in the well-established industrial area of Portman Road in Reading. The asset consists of a pair of semi-detached warehouse units of steel portal frame with ground and first floor offices. The units benefit from a secure yard to the front with 20 parking spaces, eaves height of 5.5m and a single roller shutter door to each unit. The property is well-let to Parsons Peebles Service Ltd on two separate leases at a low average rent of £7.98 per sq ft. Although smaller than the subject property, this comparable provides a benchmark for similar assets located within the wider Reading area.

Comparable 2:

This is the sale of the subject property which provides the most useful evidence for what the asset would likely achieve if put for sale on the open market at the valuation date.

Comparable 3:

This property comprises a 2.7 acre freehold industrial estate consisting of two modern, self-contained units totalling 54,157 sq ft with large secure yards. Following recent refurbishment, one unit is let to Acal BFI UK Limited and the other to Accident Exchange. The combined contracted rent of £594,722 per annum provides scope for future growth based on recent lettings in the town and the leases offer potential vacant possession for redevelopment in 2024. Units 3 & 4 are currently being refurbished, with the vendor guaranteeing the void units for 12 months. This comparable is of a similar specification to the subject property, and is well-located midway between the M3 and M4 motorways, and only 1 mile from Bracknell Town Centre. It has a similar unexpired term to the subject, although it is part vacant. We would expect the subject property to trade at a similar yield to this.

Comparable 4:

This comparable comprises a freehold industrial estate with 10 warehouse units ranging in size between 5,342 and 31,238 sq ft. This modern multi-let industrial estate was constructed in 2007 and is currently let to seven tenants with a good unexpired term of 5.17 years. The property offer good rental growth prospects, passing off a low average rent of £8.54psf. This comparable is of a similar specification and occupies a similar location to the subject property with easy access to Junctions 5 and 6 of the M3 motorway. We would expect the subject property to trade at a similar yield.

Taking the above transactions into consideration, we have adopted a capitalisation rate of 5.75%.

INVESTMENT EVIDENCE & COMPARISON

301

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

VALUATION METHODOLOGY: MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- A headline Market Rent of £591,400 per annum (reflecting £9.00 per sq ft)
- We have assumed Falcon Flues will action their break in November 2021 and have reflected 9 months expiry voids, assuming a new 5-year letting with an initial 6 months' rent-free incentive. We have reflected holding costs including legal and letting fees of 15% of Market Rent
- Equivalent Yield of 5.75% applied

£9,330,000 (Nine Million Three Hundred and Thirty Thousand Pounds) exclusive of VAT

Net Initial Yield	4.83%
Equivalent Yield	5.75%
Reversionary Yield	5.94%

Reflecting a capital value per sq ft of £1,528.42 per sq m (£141.99 per sq ft).

VALUATION METHODOLOGY: VACANT POSSESSION VALUE

In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting the following inputs and rationale;

- We have assumed the property is vacant and non-income producing.
- We have applied a headline Market Rent of £591,400 per annum (reflecting £9.00 per sq ft)
- We have applied a 9-month letting void on each unit. We have applied a 6 month rent free on all units assuming a 5 year term certain
- Empty rates are deducted for the marketing void, deferred 6 months for rates relief, and also letting fees based on 15% of Market Rent.
- We have applied an equivalent yield of 6.75%.

£7,500,000 (Seven Million Five Hundred Thousand Pounds) exclusive of VAT

Equivalent Yield	6.75%
Reversionary Yield	7.32%

Reflecting a capital value per sq ft of £1,228.59 per sq m (£114.14 per sq ft).

ESTIMATED REINSTATEMENT COST ASSESSMENT (RCA)

The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. We have been provided with a Reinstatement Cost Assessment prepared by Arcadis dated July 2020 which estimates that the reinstatement cost for the building for loan security purposes would be **£6,714,550** on a day one basis including fees but excluding VAT and inflation.

REMAINING ECONOMIC LIFE

We are of the opinion that the subject property has a remaining economic life of 25 years.

302

CBRE

PROPERTY ID: 26 - 2/3/4/8 South Gyle Industrial
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020
FINAL

2/3/4/8 South Gyle Industrial - Edinburgh, EH12 9EB, United Kingdom






Glasgow
Edinburgh
United Kingdom
North Sea
Isle of Man
Dublin
Manchester
Ireland
Birmingham
Amsterdam
Google


SOUTH GYLE
SIGHTHILL
Sighthill Public Park
Decathlon Edinburgh
BANKHEAD
B&Q Edinburgh - Hermiston Gait
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	4,900,000
Market Value (per sq ft)	124
Net Initial Yield	3.27%
Reversionary Yield	6.18%
Equivalent Yield	5.93%
Gross Income (p.a.)	198,555
Gross Income (p.a.) (per sq ft)	5
*Adj. Gross Income	198,555
Adj. Gross Income (per sq ft)	5
Net Income (p.a.)	173,442
Net Income (p.a.) (per sq ft)	4
Gross Rental Value	327,500
Gross Rental Value (per sq ft)	8
Capital Expenditure	-137,215
Transaction Costs	6.57%
Over / Under Rented	-16.61%

KEY FACTS

Metric	Value
Total Area (sq ft)	39,375
WAULT to Break by Rent	3.45
WAULT to Break by ERV	3.63
WAULT to Expiry by Rent	5.47
WAULT to Expiry by ERV	5.33
Percentage of Vacancy (Area)	26.71%
Percentage of Vacancy (ERV)	27.30%
Number of Tenants	3
Tenure	Freehold
Expiry Voids (months)	3

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
Link Orthopeadics UK Ltd	3.50	8.50	9,784	80,555	80,700	40.6%
World Courier (UK) Ltd	5.13	5.13	11,959	65,000	98,700	32.7%
Metro Broadcast Ltd	1.29	1.29	7,115	53,000	58,700	26.7%
-	-	-	-	-	-	
-	-	-	-	-	-	
Other	-	-	-	-	-	-
Vacant	n/a	n/a	10,517	n/a	89,400	n/a
Total	3.63	5.33	39,375	198,555	327,500	100.0%

Printed 01/02/2021 13:25
303
CBRE

PROPERTY ID: 26 - 2/3/4/8 South Gyle Industrial
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 FINAL


RENT EXPIRY PROFILE
Gross Rent
100,000
80,000
60,000
40,000
20,000
0
0.00%
0.00%
26.69%
0.00%
0.00%
32.74%
0.00%
0.00%
0.00%
40.57%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+
Year


LEASE LENGTHS GROUPED ...
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
By Area, to break
By Area, to expiry
Vacant
< 1yr
1-3 yrs
3-6 yrs
6-9 yrs
> 9 yrs

Printed 01/02/2021 13:25
304

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

2/3/4/8 SOUTH GYLE CRESCENT LANE, EDINBURGH, EH12 9EB

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
TOM CROWE MRICS	06/10/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS

- Heritable title (English equivalent of English Freehold).
- The property is currently let to 3 tenants with a WAULT to expiries of 5.47 years (3.45 years to earliest terminations).
- The property is in an established industrial location in proximity to Edinburgh city centre.
- The location has strong transport and communication links.
- Demand for industrial accommodation has remained robust in spite of the C19 pandemic.
- The investment market for well-located multi-let industrial estates is strong.

WEAKNESSES

- In a micro context, the property would be considered to occupy a back lying location. Units 2-4 have low ceiling heights within the industrial accommodation at ground floor level which could impact on occupier demand
- The units have high office content which would not be considered suited to current occupier demand.
- Unit 8 is currently vacant resulting in applicable void and holding costs (27% by floor area).

OPPORTUNITIES

- Secure a letting of the vacant unit in line with, or ahead of, our opinion of Market Rent.
- Agree lease re-gears with the existing tenants to improve income stream and WAULT.
- Negotiate the removal of the LINK break option in April 2024.

THREATS

- Any further impact on the industrial market as a result of C19 and subsequent Government measures.
- Any diminution of the tenant covenants is likely to impact on value.
- Any other Any further geo-political or economic headwinds that may impact upon the commercial property sector

LOCATION & SITUATION

LOCATION & SITUATION	The subject property is located in an established industrial location to the west of Edinburgh city centre and is situated just off South Gyle Crescent, the principal road through South Gyle Industrial Estate.

305

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

The area contains a number of national occupiers and benefits from strong transport connections sitting adjacent to the Edinburgh City Bypass and its main junction with the M8 and A8 road networks, providing direct access to Edinburgh Airport and the wider Scottish road network.

Surrounding occupiers include Network Rail, DFS, Halford, UPS, Forth Steel and Royal Mail.

PROPERTY DESCRIPTION

DESCRIPTION

The subject property comprises 4 light industrial units. Units 2,3 & 4 front onto a shared parking/loading yard area whilst Unit 8 is located adjacent, across South Gyle Crescent Lane. Unit 8 benefits from dedicated secure parking and a loading area.

We understand the units are of steel frame construction with external walls finished in facing brick up to approximately 1.5m with metal panel cladding above. The roofs appear to be flat and of profiled metal construction. The units also benefit from double glazed entrance foyers.

Units 2 & 3 form a terrace of two units with Unit 4 a stand alone unit directly opposite. All three units contain ground floor light industrial accommodation which benefit from concrete floors, concrete ceilings with hung fluorescent tube lighting and an air ventilation system. The units also each benefit from a roller shutter door.

Office accommodation is located at first floor level and consists of solid floors, perimeter trunking, suspended tiled ceiling with integrated fluorescent tube lighting and wall hung radiators. Tenant installed air conditioning units are present in Unit 2. The office accommodation also benefits from double glazed windows throughout.

Access to Unit 8 was unavailable on the date of inspection and the unit is currently vacant. From the marketing particulars we understand that the property consists of a detached, steel portal frame industrial unit which benefits from a minimum eaves height of 8.6m. The unit also has two electric roller shutter doors and ancillary office accommodation at first floor level with raised floors and suspended ceilings with integrated lighting.

BUILDING AGE

Units 2-4 were built in c. 1990, whereas we understand Unit 8 was built slightly later in c. 1999.

SITE AREA

Units 2-4 – 0.90 acres (0.36 hectares)

Unit 8 – 0.55 acres (0.22 hectares)

ACCOMMODATION

As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

FLOOR / UNIT	USE	SQ M	SQ FT
Unit 2	Industrial/Office	661.00	7,115
Unit 3	Industrial/Office	1,111.02	11,959
Unit 4	Industrial/Office	908.96	9,784
Unit 8	Industrial/Office	977.05	10,517
TOTAL		3,658.03	39,375

306

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 DUE DILIGENCE STATE OF REPAIR CBRE has not undertaken a structural survey, nor tested the services. We have been provided with a Technical Due Diligence Report in respect to the subject property, produced by Arcadis and dated 14 August 2020 (Project Number 10042781). The report found the property to be in a fair condition commensurate with age and use whilst the building services are also in a fair to good condition with no significant issues identified. The report did note that, at the time of inspection, Unit 8 had recently been vacated and the tenant had left the unit in a fairly dilapidated state, albeit the majority of defects noted were superficial and not serious. No access was provided to Unit 8 during our inspection for valuation purposes. We also note that Units 2 and 3 are subject to respective Schedule of Conditions, thereby reducing the tenant’s repair obligations at lease expiry. The report provides a Capital Expenditure schedule, of which the majority of costs relate to low risk, short term repairs to the facade and roof coverings. As a result, we have adopted those costs considered to be required in the short/medium term totalling £115,000 within our valuation exercise. The details of applicable costs are listed below: - Internal Walls - allowance for refurbishment of Unit 8 due to tenant vacating - £45,000 - External Walls - various repairs to external walls including re-pointing of brickwork, repairs to cladding and cleaning of external elevations - £10,000 - Internal Walls - allowance for internal refurbishment works to Unit 2. The tenant has 18 months remaining on their lease, which is subject to a schedule of condition and will restrict the tenants repairing obligations - £40,000 - Roofs - repair cut edge corrosion to leading edge of roof covering of Unit 8. Also, roof requires cleaning and removal of Seagull nests - £20,000 From our inspection, which was limited insofar as it was for valuation purposes only, we did not identify any major issues not highlighted within the Technical Due Diligence Report that would materially impact on our assessment of Market Value. ENVIRONMENTAL CONSIDERATIONS We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value. We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. We have been provided with a Phase 1 Environmental Report carried out by Ambiente Group UK Ltd dated September 2020. The report identifies no issues of material significance and concludes that the level of environmental risk associated with the subject property is acceptably low with no further environmental investigation required prior to acquisition. The report notes that there were no asbestos surveys found and that these should be obtained or undertaken at the earliest opportunity however it identifies the risk of asbestos presence as moderate to low. 307 C

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 TENURE We have been provided with a Report on Title on South Gyle Industrial Estate, 8 and Unit B South Gyle Crescent Lane, Edinburgh EH12 9EG from which we understand that the property is a heritable ownership (Scottish equivalent of English freehold) interest under Title No. MID100344. The property is stated to be subject to various benefits and burdens, none of which appear to particularly onerous or insuperable. We note the obligation to pay to the owner of 1 and 7 South Gyle Crescent Lane property is and the common areas 40.03% of the costs incurred in maintaining the amenity areas identified on the title plan. We have not been provided with any costs in this respect but assume that the same are recoverable from the tenants by way of the service charge. The property, together with a number of other properties, benefits from a Real Estate Ownership Title Insurance Policy which covers a lack of planning documentation. The report goes on to note that no enforcement notice in respect of the Existing Use has been received from the local planning authority. We have not had sight of the policy and recommend that your legal advisers review and ensure that that it is appropriate for purpose. The report notes that negotiations are ongoing in relation to a new lease for the vacant unit 8 and connected with this a change of use application for sui generis use has been submitted. VALUATION CONSIDERATIONS MARKETABILITY The Edinburgh industrial market has remained robust since the outbreak of C19. Prime rents in the city AND POTENTIAL were verging in excess of £9.00 per sq ft within the sub 5,000 sq ft size band, albeit for newly developed, PURCHASERS well located units. In the wider Edinburgh market, rents for similar units to the subject property were established at an overall rent of £80.73 to £91.49 per sq m (£7.50 to £8.50 per sq ft), depending upon the location, quality and specification of the individual unit. The most recent deal at the subject property was agreed in April 2019 at a rent of £8.20 psf. With regard to the investment market, sentiment remains strong for well-located and well let industrial investments. The most recent evidence of a transaction involving a multi-let industrial estate is Prestonfield Industrial Estate which is U/O to Ribston at c. 5.00%. The original quoting price was 5.75% and there were two rounds of bids received, displaying the depth of investor appetite for well let industrial product. Potential purchasers of a property of this type and lot size would include small property companies and several smaller real estate funds, with potential interest from some private investors. We understand the subject property has been purchased off market as part of the Rocket Portfolio at a price of £4.9m MARKETING PERIOD We are of the opinion that 6-9 months should be allowed to find a willing buyer. EXPOSURE PERIOD 6 - 9 months CURRENT VOID PERIODS Unit 8 is currently vacant - we have assumed a void period of 9 months to reletting. 308 C

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 COSTS AND Unit 8 is currently vacant - on the assumed void period ee have applied void costs including vacant ADJUSTMENTS rates at the applicable rate and a service charge void cost of £0.50 per sq ft. The service charge void cost has also been applied to those units with under 2 years to expiry/break from lease expiry. However, as we have assumed a void period of only 3months, under current guidelines, vacant rates are not applicable. OPINION OF MARKET RENT In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions; 309 C

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Unit 2 A1 Industrial Estate, Edinburgh	Industrial	Sept 2020	5,051	Vault City Brewing	10 years	5th year (Sept 2025)	£43,000 (£8.50)
Unit 15, A1 Industrial Estate, Edinburgh	Industrial	March 2020	7,091	Edinburgh Tea & Coffee	5 years	N/A	£53,250 (£7.50) until June 2022 £56,750 (£8.00) thereafter
Unit 1, Queen Anne Drive, Newbridge, Edinburgh	Industrial	March 2020	10,312	Enjoy (UK) Ltd	5 years	3rd year (March 2023)	£82,496 (£8.00)
Unit 4 (Subject Property)	Industrial/Office	April 2019	9,784	Link Orthopeadics UK Ltd	10 years	5th year (April 2024)	£80,555 (£8.20)

Comparison to Subject

Comparable 1: A1 Industrial Estate – modern industrial units located to the east of Edinburgh city centre. The unit would be considered to provide superior accommodation to the subject property but in a slightly inferior location. Tenant Incentive: 2 months initial rent free plus a further 2 months amortised over the first 12 months of the lease.

Comparable 2: A1 Industrial Estate – modern industrial units located to the east of Edinburgh city centre. The unit would be considered to provide superior accommodation to the subject property but in a slightly inferior location. Tenant Incentive: rental steps as above.

Comparable 3: Queen Anne Drive – fully refurbished, modern industrial units located to the west of Edinburgh city centre. The property provides superior accommodation to the subject property and is located in a comparable location. Tenant Incentive: Unknown.

Comparable 4: Subject Property – Unit 4 within the subject property.

Taking the above transactions into consideration, we have adopted the following Market Rent;

- Units 2-4: £8.25 sq ft headline
- Unit 8: £8.50 sq ft headline

On this basis, the aggregate Market Rent of the subject property is £327,500 p.a.

We would highlight however that the subject units contain a high degree of office content which, in the current market, would be surplus to most occupier requirements. Occupier demand is strong for well specified, traditional industrial accommodation in locations with good connectivity. Demand is particularly robust for units suitable for last-mile logistics, close to urban centres.

OPINION OF YIELD

We have had regard to the following transactions;

310

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT to Expiries (To Breaks)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
Prestonfield Industrial Estate, Edinburgh	October 2020	99,835	4.30 (3.80)	£765,334	Approx. £14m (c. 5.00%)	Well let industrial estate of 11 industrial/trade counters units.
Subject Property	September 2020	39,375	5.47 (3.45)	£198,555	£4.9m (3.27%)	Subject Property – Off Market as part of Rocket Portfolio.
244-256 Causewayside, Edinburgh	March 2020	23,362	6.53 (5.48)	£193,400	£2.92m (5.00%)	Fully let terrace of 7 industrial units constructed in the 1970s.
Forth Industrial Estate, Edinburgh	July 2019	39,922	3.50 (3.03)	£294,700	£4.175m (6.60%)	Fully let estate to 4 tenants across 8 units.

Comparison to Subject

Comparable 1: Prestonfield Industrial Estate, Edinburgh – UNDER OFFER – Well let industrial estate to the south-east of Edinburgh city centre. The property provides modern units within a traditional industrial estate. The property would be considered superior to the subject property. Under Offer to Ribston following two rounds of bidding. Initial quoting price – £12.48m (NIY 5.75%)

Comparable 2: Subject Property, South Gyle Crescent Lane, Edinburgh – Property was sold off-market as part of the Rocket Portfolio – apportioned price reported at £4.9m.

Comparable 3: Causewayside, Edinburgh – Fully let city centre industrial estate with underlying residential conversion opportunity in medium term. The location would be considered superior to the subject property and provides more traditional industrial accommodation. Sold to Ribston (agreed pre Covid-19).

Comparable 4: Forth Industrial Estate, Edinburgh – Fully let industrial estate to the north of Edinburgh city centre. The property provides modern units within a traditional industrial estate. Similar size to the subject property but provides superior industrial accommodation but in a weaker location. Sold to Stenprop.

Taking the above transactions into consideration and the transaction of the subject property at £4.9m, we have adopted an Equivalent Yield of 6.00%.

VALUATION METHODOLOGY: MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- Gross current rent of £198,555 per annum. The current net passing rent, after deduction of the shortfalls relating to the vacant unit, is £173,442 per annum.
- Market Rent (headline) of £327,500 per annum based on £88.80 per sq m (£8.25 per sq ft) on Units 2-4 and £91.49 per sq m (£8.50 per sq ft) on Unit 8.
- Unit 8 is currently vacant. We have assumed a void period of 9-months and on reletting we have assumed a tenant incentive of 6-months' rent free. We have applied void costs including vacant rates at the applicable rate and a service charge void cost of £0.50 per sq ft.
- There is a rent free period to unit 3 (World Courier (UK) Limited from 16/11/2020 until 15/08/2021 in return for the tenant not operating their November 2020 break clause.
- On those units with under 2 years to expiry/break we have applied a service charge void cost of £0.50 per sq ft during void periods. We have assumed a void period of 3-months and a tenant incentive of 3-months' rent free on reletting. As the assumed void is under 6-months, vacant rates are not applicable.

311

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

- We have applied letting fees of 15% of rental value on reletting of those units currently vacant or with under 2 years to expiry/break.
- We have been provided with a Technical Due Diligence Report in respect to the subject property, produced by Arcadis and dated 14 August 2020 (Project Number 10042781). The report provides a Capital Expenditure budget required in the short/medium term totalling £115,000. We have adopted this capex within our valuation.
- We have adopted an Equivalent Yield of 6.00%

We are of the opinion that the Market Value of the Heritable interest (Scottish equivalent of English Freehold) in the Property, subject to the occupational tenancies as at 30 September 2020 is:

£4,900,000 (Four Million Nine Hundred Thousand Pounds) exclusive of VAT

Net Initial Yield	3.27%
Equivalent Yield	5.93%
Reversionary Yield (01/04/2024)	6.18%

Reflecting a capital value per sq ft of £1,339.47 per sq m (£124.44 per sq ft).

VALUATION METHODOLOGY: VACANT POSSESSION VALUE

In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting the following inputs and rationale;

- We have assumed the property is vacant and non-income producing.
- We have applied a Headline Market Rent as per the breakdown detailed above, which reflects a total of £327,500 per annum.
- We have applied a 9-month letting void and an assumed tenant incentive of 6-months' rent free on each unit. We have assumed a term certain on letting of 5 years.
- Void Costs including vacant rates at the applicable level and a Service Charge cost of £0.50 psf have been applied. Letting fees of 15% of Market Rent have also been applied.
- We have reflected the Capex budget of £115,000 as detailed above.
- We have applied an equivalent yield of 7.00%.

We are of the opinion that the Market Value of the Heritable interest (Scottish equivalent of English Freehold) in the Property, on the special assumption of vacant possession, as at 30 September 2020 is:

£3,850,000 (Three Million Eight Hundred and Fifty Thousand Pounds) exclusive of VAT

Equivalent Yield	7.00%
Reversionary Yield	7.70%

312

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 Reflecting a capital value per sq ft of £1,052.50 per sq m (£97.78 per sq ft). ESTIMATED The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we REINSTATEMENT COST ASSESSMENT carried out a full Reinstatement Cost Assessment. We have been provided with a report by Arcadis (RCA) dated 16 July 2020 which estimates that the reinstatement cost for the building for loan security purposes would be £4,503,450 on a day one basis including fees but excluding VAT and inflation. These figures should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out. REMAINING ECONOMIC LIFE We are of the opinion that the subject property has a remaining economic life of 20 years. 313 C

PROPERTY ID: 27 - 1-6 Southpoint IE MV
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020
FINAL

1-6 Southpoint IE MV - Glasgow, G5 0UG, United Kingdom






Glasgow
Edinburgh
United Kingdom
North Sea
Isle of Man
Dublin
Ireland
Manchester
Birmingham
Amsterdam
Google
Map data ©2021 GeoBasis-DE/BKG (©2009)


HUTCHESONTOWN
Southern Necropolis
Sports Ground
OATLANDS
Richmond Park
M74
A730
SOUTHSIDE CENTRAL
GOVANHILL
POLMADIE
A728
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	8,660,000
Market Value (per sq ft)	60
Net Initial Yield	6.56%
Reversionary Yield	7.98%
Equivalent Yield	7.64%
Gross Income (p.a.)	608,915
Gross Income (p.a.) (per sq ft)	4
*Adj. Gross Income	608,915
Adj. Gross Income (per sq ft)	4
Net Income (p.a.)	608,915
Net Income (p.a.) (per sq ft)	4
Gross Rental Value	740,576
Gross Rental Value (per sq ft)	5
Capital Expenditure	-48,999
Transaction Costs	6.67%
Over / Under Rented	-17.78%

KEY FACTS

Metric	Value
Total Area (sq ft)	143,701
WAULT to Break by Rent	3.72
WAULT to Break by ERV	3.72
WAULT to Expiry by Rent	4.59
WAULT to Expiry by ERV	4.59
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	6
Tenure	Freehold
Expiry Voids (months)	9

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
Matthew Clark Wholesale Ltd	5.09	5.09	86,764	378,397	441,655	62.1%
Matthew Algie & Company Ltd	0.59	0.59	30,880	115,000	162,121	18.9%
Allscot Distributors Ltd	1.83	6.83	17,395	69,580	91,324	11.4%
City Plumbing Supplies	5.44	9.44	8,662	45,938	45,476	7.5%
-	-	-	-	-	-	-
Other	-	-	-	-	-	-
Vacant	n/a	n/a	-	n/a	-	n/a
Total	3.72	4.59	143,701	608,915	740,576	100.0%

Printed 01/02/2021 13:25
314
CBRE

PROPERTY ID: 27 - 1-6 Southpoint IE MV
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020
FINAL


RENT EXPIRY PROFILE
Gross Rent
300,000
250,000
200,000
150,000
100,000
50,000
0
44.62%
36.41%
11.43%
7.54%
0.00%
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+
Year


LEASE LENGTHS GROUPED ...
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
By Area, to break
By Area, to expiry
Vacant
< 1yr
1-3 yrs
3-6 yrs
6-9 yrs
> 9 yrs

Printed 01/02/2021 13:25
315
CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

1-6 SOUTHPOINT INDUSTRIAL ESTATE, LAWMOOR ROAD, GLASGOW, G5 0UG

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
KATE ANDERSON MRICS	06/10/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS

- Fully let with a WAULT of 4.59, and 3.72 years to earliest terminations
- Based on our opinion of Market Rent, we consider the property to be reversionary
- Investor appetite for multi-let industrial opportunities remains strong

WEAKNESSES

- Although within an established industrial area, we would consider the location to be secondary
- The units appear fairly dated and will likely require capital expenditure in the short - medium term
- There are a concentration of lease expiries in 2021, which negatively affects the running yield and income profile of the asset

OPPORTUNITIES

- Extend leases with existing tenants to improve the WAULT
- Secure rental uplifts at renewals or new lettings to drive rental tone across the estate

THREATS

- Wider economic headwinds impacting the commercial property sector
- New development creating additional competition from more modern stock
- Tenants vacate at expiries or activate break options, impacting upon the income
- Damage to asbestos panelling in unit 6 which presents a health and safety issue and must be attended to by the tenant

LOCATION & SITUATION

LOCATION & SITUATION	South Point Industrial Estate is located within the Oatlands area of Glasgow, approximately 4 miles south of the city centre. The estate is situated to the immediate north of the M74, and can be accessed via Junction 1A. The M74 provides access southbound to Carlisle, and also to Glasgow's wider motorway network comprised of the M8, M77 and M73.

316

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 Specifically, the property is bound by Lawmoor Road to the west and Caledonia Avenue to the north, and is accessible via a roundabout on the A730. The surrounding area is a mixture of commercial and residential uses. Dixon Blazers Industrial Estate is situated to the north west and neighbouring tenants include Safestore and EK Wholesale. The newly constructed Crown Street Retail Park which will house occupiers including Costa, Burger King, Aldi, B&M is situated just west of the subject property. The River Clyde sits approximately 0.5 miles to the north. PROPERTY DESCRIPTION DESCRIPTION The subject property is a 3-bay industrial block split into 7 units of varying sizes. The property has a steel portal frame, metal clad asbestos roof panels with roof lights, elevations composed of brickwork and cladding and a concrete slab floor. There is a yard to the rear (south) of the property which is accessible by a limited number of tenants and a shared car park to the north of the property which is floodlit and secured with a palisade fence. All units were internally inspected. • Units 1 and 3B are occupied by Matthew Algie. Unit 1 is extensively fitted out as a call centre/showroom and staff canteen and is in very good decorative order. The offices on the mezzanine floor are carpeted throughout with wall mounted gas heating and suspended fluorescent lighting. Unit 3B is used for industrial purposes including storage. There is internal access between units 1 and 3B, which we believe is part of the floorplate for unit 2. In addition to the units Matthew Algie rent at the subject property, we were informed by the tenant that they also own and occupy 2 other large neighbouring units. • Unit 2, occupied by Allscot Distributors, is utilised as a warehouse with a small trade counter element. The unit has suspended fluorescent strip lighting and heating by way of a gas blower. Internally, there is a small single storey brick-built office with mezzanine storage above. There is a single full height electric roller shutter door providing access to the secure yard and car park to the south. • Unit 3A, occupied by City Plumbing Supplies, is fitted out as a trade counter unit with customer facing element to the north, and storage to the south. The customer area has a suspended ceiling with integrated Category 2 lighting, linoleum tiled flooring and plasterboard walls. • Units 4, 5 & 6, occupied by Matthew Clark are utilised as a storage warehouse with extensive racking in units 5 and 6. Internally the unit has a single storey brick- built office. Units 5 and 6 are interconnected, unit 4 has separate access to the north of the property and a secure yard to the south. A yard wraps around the east of the block providing an L shaped yard for units 5 & 6. The units have suspended led panel lighting. The condition is generally tired and we did note some signs of water ingress on the wall separating units 4 and 5/6. Unit 6 has 3 roller shutter doors, 2 to the west and 1 to the east, and units 4 and 5 each have 1 roller door. BUILDING AGE c. 1970 SITE AREA We have not been provided with title documentation confirming the exact extent of the site, but from our inspection, believe the site to extend to approximately 2.66 hectares (6.58 acres) This has been calculated on a desktop basis using Promap. 317 C

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

ACCOMMODATION

As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

FLOOR / UNIT	USE	SQ M	SQ FT
Unit 1	Warehouse	2,065	22,230
Unit 2	Warehouse	1,616	17,395
Unit 3A	Warehouse	805	8,662
Unit 3B	Warehouse	804	8,650
Unit 4	Warehouse	2,912	31,341
Units 5 & 6	Warehouse	5,149	55,423
TOTAL		13,350	143,701

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a Technical Due Diligence report prepared by Arcadis in August 2020. The report highlights a number of defects requiring remedial works including water ingress through the roof, external fabric repairs and remedial works to the site enclosure and surface treatment. It is stated however that works to common external areas may form part of the service charge.

The Arcadis report notes 1 item which is characterised as High Risk – damage to asbestos panelling in unit 6 (occupied by Matthew Clark). Under asbestos regulations we believe this responsibility falls to the tenant, but would advise that this is overseen to ensure that the tenant is complying with the regulations.

Arcadis also note a number of Medium Risk items including roof leaks and gutter relining; works relating to Section 63 of the Climate Change (Scotland) Act; repair works to brickwork, cladding and hardstanding; sewage, water and gas facility works. Low Risk items include: general wear and tear and ensuring statutory matters are adhered to including obtaining building warrants for historic works if required.

Arcadis estimate the Medium and Low Risk items to cost approximately £121,400. £61,400 of this is designated under the timeline as 'immediate'. For the purposes of this valuation as the costs attributed to the Landlord are not High Risk and do not relate to health and safety matters, we have not included these as a capital deduction. We would advise further investigations into which costs can be put through the service charge.

The asset appeared to be in a reasonable state of repair at the time of inspection however as above some units were dated and may require capital expenditure in the short - medium term.

We understand that Units 1,2,4, 5&6 are subject to either a written or photographic schedule of condition. We have not had sight of these so cannot comment on their content but draw your attention to this as the tenant's repairing obligations may be limited by the scope of the Schedules of Condition. We recommend that a review of the schedules is conducted to confirm future liabilities.

We have been provided with a Red Flag Report prepared by Brodies dated 6.1.2021 which draws attention to the following regarding Unit 4:

318

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 There is a qualification to the tenant’s repairing obligation such that the tenant has no liability for any manifest, material, fundamental and wholesale disrepair and breaking up of the floor of the premises provided that (a) the Tenant is responsible where they use wheeled forklift trucks or similar vehicles on the floor of the premises or otherwise use the floor in such a manner as shall exceed normal, reasonable and proper use and (b) in the event of damage becoming visible the tenants shall give written notice to the landlords within seven days and allow the landlords opportunity to inspect the floor. The solicitor has highlighted this as worthy of comment but has not categorised as a ‘Red Flag Issue’. At the time of inspection we did not note any obvious issues with the flooring in Unit 4 but again, draw your attention to this as it limits the repairing obligations of the tenant. We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to ENVIRONMENTAL assume that if investigations were made to an appropriate extent then nothing would be discovered CONSIDERATIONS sufficient to affect value. We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. We have been provided with a Phase 1 Environmental Report prepared by Nova Ambiente dated September 2020. The report states that there is potential for contamination on site as a result of the historic use of part of the site as a railway line and drainage channel. We have extracted the below from the report: The site historically comprised undeveloped land with a railway line/mineral railway crossing the southern part and a drainage channel in the east (presumed infilled by the 1960s). By the early 1900s, railway sidings were shown to terminate on-site and it is expected that the site area was used for the deposition/infilling of colliery waste/industrial waste at this time. Further railway sidings were added to the site by the 1930s and1950s. BGS borehole data indicates that Made Ground beneath the southern part of the property is c.5m in depth and includes clinker, ash, slag, metal/steel and brick. The site was redeveloped with the current warehouse building in c.1967. It is understood that the site was used as a parcel depot (‘B R S Parcels Depot’) since development, possibly until c.1990. It is understood that the building was altered/reconfigured to the current multilet configuration in 1991. Parts of the original building complex were removed at around this time, leaving the site in its current configuration. No site investigation data has been made available for review. No significant issues have been identified in relation to the current site use. Although the site is not registered as contaminated land by the local authority and a potential “contamination linkage” with the significant possibility of significant harm (SPOSH) to human health, non-human receptors or controlled waters has not been identified, there is the potential for residual contamination to be present at the site due to the former presence of mineral railway lines/sidings (and associated Made Ground/spoil/colliery & industrial waste, as well as a potentially infilled watercourse in the east of the site) and the later long term use as a parcel depot. The report makes 3 recommendations to the Landlord, namely: • Provide tenants with asbestos surveys 319 C

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 • Implementation of the environmental recommendations in the Drainage Report prepared by WJ Shirley • Ensure that the oil interceptor on site is maintained on a routine basis There are also a number of recommendations for the tenants regarding asbestos management, waste management and ensuring compliance with regulations pertaining to the storage of chemicals and other hazardous materials. We advise that the report is considered in full by the Landlord and all recommendations are carried out / overseen. The report concludes that: The level of environmental risk associated with the site is assessed to be acceptably low for the current use and no further environmental investigation or assessment is considered necessary prior to acquisition. We have consulted the Sepa website and the flood map indicates that a small part of the property to the west has a medium - high risk of flooding from surface water. No other types of flooding were indicated on the map. TENURE We have been provided with a Certificate of Title from which we understand that the heritable (Scottish equivalent of Freehold) interest in the property is held under Title Number GLA57669. The Title Plan appears to correspond to the extent of the property as we found it to be on site. There are no benefits registered within the title. There are a number of burdens affecting the property, none of which seem particularly onerous. However for full information on this we recommend that you refer to your solicitor. We note the below: • A use restriction against uses of manufacturing or refining steel or steel alloys. Your solicitor has noted that they have not been able to confirm the enforceability of this. • Maintenance of boundaries, fences and roads is required (Lawmoor Avenue and Caledonia Avenue). • There is an exclusion of indemnity of Taylor Woodrow Industrial Estates Limited pertaining to any damage to the property after December 1964 because of any subsidence cause by past mineral workings. We believe the property in its current form to have been constructed after this time, and as such have assumed that this burden has been assessed previously and has not been considered prohibitive. We have not been provided with any lease documentation and have relied solely on the tenancy schedule provided. We have been advised by the borrower that Matthew Clark are holding over on Unit 4, and as such we have assumed that they will be in situ for 12 months on tacit relocation, and the lease expiry is therefore 26/08/2021. 320 C

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

VALUATION CONSIDERATIONS

MARKETABILITY AND POTENTIAL PURCHASERS

Prior to the outbreak of COVID 19 and the as yet unknowable lasting commercial effects thereof, the industrial investment sector was characterised by robust pricing, rental growth and yield stability, underpinned by the strong performance of the occupational market.

Throughout 2019 there was a good level of investment in the sector, in particular those assets that benefit from strong property fundamentals in established industrial locations such as Bellshill and Eurocentral. Of all markets, industrial logistics has arguably been the strongest in terms of sentiment and evidence. There have been a number of investment transactions in the industrial sector in the latter part of Q3 2020, and the sector is displaying resilience.

It is likely that the subject property would be of interest to local property companies and REITS, looking for an asset management opportunity.

MARKETING PERIOD

We are of the opinion that 12 to 18 months should be allowed to find a willing buyer.

EXPOSURE PERIOD

We are of the opinion that the exposure period would be the same as the marketing period, 12 to 18 months.

CURRENT VOID PERIODS

There are no voids at present.

COSTS AND ADJUSTMENTS

The property is fully let and it has been assumed that all rates and any service charge liabilities have been passed to the tenants.

The business rates applicable to the property are outlined below:

PROPERTY ADDRESS	DESCRIPTION	CURRENT RATEABLE VALUE
Unit 1, 15 Lawmoor Road, Glasgow, G5 0UG	Warehouse	£69,500
Unit 2, 15 Lawmoor Road, Glasgow, G5 0UG	Warehouse	£52,500
Unit 3A, 15 Lawmoor Road, Glasgow, G5 0UG	Warehouse	£36,500
Unit 3B, 15 Lawmoor Road, Glasgow, G5 0UG	Warehouse	£42,000
Unit 4, 15 Lawmoor Road, Glasgow, G5 0UG	Warehouse	£81,500
Units 5&6, 15 Lawmoor Road, Glasgow, G5 0UG	Warehouse	£150,000

The 2020/2021 Uniform Business Rates (UBR) basic multiplier for Scotland is 49.8 pence per pound Rateable Value. For units with a Rateable Value of above £51,000 an Intermediate Property Rate applies increasing the multiplier to 51.1 pence per pound, and if the Rateable Value exceeds £95,000, a Higher Property Rate applies increasing the multiplier to 52.4 pence per pound.

We have applied a re-letting cost of 15% of ERV as a capital deduction on the units which have a lease expiry in 2021.

321

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

OPINION OF MARKET RENT

In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Subject Property	Industrial	March 2020	8,662	City Plumbing Supplies	10	6	£45,938 (£5.30)
Unit 2, Moorpark Industrial Estate, Glasgow	Industrial	February 2020	5,439	Metal Supermarkets UK Limited	10	N/A	£33,989 (£6.25)
Unit 5, Townmill Road, Glasgow	Industrial	March 2020	4,974	Hobs Reprographics Plc	10	6	£26,114 (£5.25)
6 Grayswell Road, Cumbernauld	Industrial	December 2019	55,900	Pitreavie Packaging	10	N/A	£265,525 (£4.75)

Comparison to Subject

Comparable 1: Recent lease renewal at the subject property. We understand the tenant received 4 months rent free.

Comparable 2: Higher specification but comparable in terms of location, east of Glasgow city centre.

Comparable 3: Comparable in terms of age, specification and location.

Comparable 4: Newer build of superior specification but within Cumbernauld which sits c. 12 miles north east of Glasgow.

Taking the above transactions into consideration, we have adopted the following Market Rent;

- Units 1, 2, 3A, 3B and 4: £5.25 sq ft headline
- Units 5&6: £5.00 sq ft headline

OPINION OF MARKET YIELD

In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

322

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
Excelsior Industrial Estate, Kinning Park, Glasgow	September 2020	63,585	3.08 (2.23 to breaks)	£327,179	£5.2m (6.8%)	Purchased by Stenprop. The estate is comprised of 10 units.
St Andrews Industrial Estate, Glasgow	August 2020	73,248	8.81 (5.06 to breaks)	£428,937	£5.5m (7.34%)	Estate is comprised of 9 units let to 3 tenants and had 2 vacant units at the time of sale.
Block 9, Clydesmill Industrial Estate, Cambuslang, Glasgow	February 2020	13,187	7 (5.60 to breaks)	£92,212	£1.125 (7.75%)	Estate is comprised of 5 small units. Sale also included a site of 0.7 acres
Western Campus, Strathclyde Business Park, Bellshill	Oct 2019	44,324	5.30	£334,454	£4.60m (6.80%)	Purchased by STENPROP. Multi let to range of national and local occupiers. CV £103.78 psf

Comparison to Subject

Comparable 1: Smaller than subject property with a greater number of units. Very recent transaction. This estate is situated 2.5 miles north east of the subject property.

Comparable 2: Smaller than subject property with a greater number of units. Very recent transaction. This estate is situated c. 1.7 miles north east of the subject property.

Comparable 3: Smaller scale but comparable in terms of location, just 4 miles east of the subject.

Comparable 4: New build units of superior quality within established commercial location.

Taking the above transactions into consideration, we have adopted the following capitalisation rates;

- 7.50% capitalisation yield on income with *more* than 2 years until expiry.
- 7.75% capitalisation yield on income with *less* than 2 years until expiry.

VALUATION METHODOLOGY: MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale:

- We have had regard to the tenancies in place to Matthew Algie, City Plumbing Supplies, Matthew Clark and Allscot Distributors which produce a total passing rent of £608,915
- We have applied a headline market rent of £740,576 based on £5.25 per sq. ft. for units 1, 2, 3a, 3b and 4; and £5 per sq. ft. for units 5 & 6.
- We have assumed that all business rates and any service charges will be payable by the tenants.
- We have assumed an expiry void of 9 months on the units which have a lease expiry within the next 12 months, and have factored in a capital cost of 15% of ERV for re-letting costs on these units.
- We have taken a split yield approach, applying 7.5% on secure income greater than 2 years, and 7.75% on income shorter than 2 years.
- We draw your attention to the running yield, which reduces to 3.63% in August 2021 as a result of a number of lease expiries and the income dropping to £337,210 per

323

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

annum. We would then expect the yield to gradually increase and stabilise in early 2023.

- Standard purchaser's costs including LBTT (Scottish equivalent of SDLT), legal and agents fees have been applied.

On this basis, our opinion of Market Value is:

£8,660,000 (Eight Million, Six Hundred and Sixty Thousand Pounds) exclusive of VAT

Net Initial Yield	6.56%
Equivalent Yield	7.64%
Reversionary Yield (26/04/2023)	7.98%

Reflecting a capital value of £648.63 per sq m (£60.26 per sq ft).

VALUATION METHODOLOGY: VACANT POSSESSION VALUE

In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting the following inputs and rationale;

- We have assumed the property is vacant and non-income producing.
- We have applied a Headline Market Rent as per the breakdown detailed above, which reflects a total of £740,576 per annum.
- We have applied a 12-month letting void on units 1 -4, and an 18 month void on units 5 & 6. We have applied a 6 month rent free on all units assuming a 5 year term certain.
- Empty rates are deducted for the marketing void per the Business Rates schedule detailed above, deferred 3 months for rates relief, and also letting fees based on 15% of Market Rent. In addition, we have assumed a service charge of £0.25 per sq. ft. Please note that we have not received any service charge information, and the rate we have applied is an assumption.
- We have applied an equivalent yield of 8.75%.

On this basis, our opinion of Vacant Possession Value is:

£6,550,000 (Six Million Five Hundred and Fifty Pounds) exclusive of VAT

Equivalent Yield	8.75%
Reversionary Yield	10.43%

Reflecting a capital value per sq ft of £490.62 per sq m (£45.58 per sq ft).

ESTIMATED REINSTATEMENT COST ASSESSMENT (RCA)

The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with an RCA Summary prepared by Arcadis dated 16/07/2020 within which the RCA figure for Southpoint Industrial Estate is estimated as **£13,152,300** (£985.17 per sq. m). We understand this figure to be inclusive of fees but VAT is excluded.

These figures should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

324

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 REMAINING ECONOMIC LIFE We are of the opinion that the subject property has a remaining economic life of 25 years. 325 C

PROPERTY ID: 28 - Britonwood Trading Estate
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 **FINAL**

Britonwood Trading Estate - Liverpool, L33 7YQ, United Kingdom






North Sea
Glasgow
Edinburgh
United Kingdom
Isle of Man
Dublin
Ireland
Manchester
Birmingham
London
Amsterdam
Netherlands
Brussels
Belgium
Luxembourg
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google


Knowsley Amazon Depot
brintonwood trading estate
Moorgate Rd N
A580
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	10,600,000
Market Value (per sq ft)	50
Net Initial Yield	5.69%
Reversionary Yield	7.82%
Equivalent Yield	7.24%
Gross Income (p.a.)	672,516
Gross Income (p.a.) (per sq ft)	3
*Adj. Gross Income	672,516
Adj. Gross Income (per sq ft)	3
Net Income (p.a.)	672,515
Net Income (p.a.) (per sq ft)	3
Gross Rental Value	924,702
Gross Rental Value (per sq ft)	4
Capital Expenditure	-510,167
Transaction Costs	6.70%
Over / Under Rented	-19.97%

KEY FACTS

Metric	Value
Total Area (sq ft)	213,259
WAULT to Break by Rent	1.69
WAULT to Break by ERV	1.77
WAULT to Expiry by Rent	2.87
WAULT to Expiry by ERV	3.09
Percentage of Vacancy (Area)	8.67%
Percentage of Vacancy (ERV)	9.12%
Number of Tenants	27
Tenure	Leasehold
Expiry Voids (months)	6 to 12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
D H Mansfield	0.85	0.85	24,279	91,796	97,116	13.6%
BSB Sheet Metals Engineering Ltd	3.54	3.54	20,022	75,083	80,088	11.2%
Liverpool Laser and Tubes Ltd	4.35	9.35	21,517	43,032	86,068	6.4%
Factory Services UK Ltd	1.10	4.10	10,784	42,500	46,910	6.3%
H&J Toughened Glass Ltd	1.88	1.88	11,062	38,717	48,120	5.8%
Other	1.25	2.37	107,098	381,388	482,035	56.7%
Vacant	n/a	n/a	18,497	n/a	84,365	n/a
Total	1.77	3.09	213,259	672,516	924,702	100.0%

Printed 01/02/2021 13:25

326

CBRE

PROPERTY ID: 28 - Britonwood Trading Estate ON BEHALF OF: BAML VALUATION DATE: 30-Sep-2020 FINAL RENT EXPIRY PROFILE Year â– Vacant LEASE LENGTHS GROUPED ... â– < 1yr â– 1-3 yrs â– 3-6 yrs â– 6-9 yrs â– > 9 yrs Printed 01/02/2021 13:25 327 CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

BRITONWOOD TRADING ESTATE, HORNHOUSE LANE, LIVERPOOL, L33 7YQ

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
GARETH HUGHES MRICS	06/10/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS

- Strong occupier demand for industrial accommodation in the current market.
- Strong investor demand for multi-let industrial accommodation with competitive bidding on multi-let investments.
- Knowsley is an established industrial location that has seen continued rental growth over the last 24-36 months. There is potential to improve the rental income at the subject estate as leases reach renewal / reletting stage.
- The lot size of >£10m and configuration of older buildings / low capital value will appeal to a range of property companies and investors seeking asset management opportunities.

WEAKNESSES

- Limited security on income with AWULT 2.87 years and 1.69 years to break.
- There are 32 units of which 5 are currently vacant representing 8.67% by floor area and 9.12% by ERV.
- In addition to the five vacant units, the tenants at units 1, 5, 12, S5 and Unit B are holding over. The property will require active asset management to main current income levels.
- The properties are old 1970s units with asbestos cement roof covers nearing the end of their economic life. Several tenants report water ingress due to dis-repairs from roof / rainwater drainage. If leaks are not treated this could impact on the potential for lease renewals / re-letting the units.
- The properties will require an on-going repair and maintenance programme. There will be a requirement for capital expenditure on several units over the next five years in order to maintain current income levels.

OPPORTUNITIES

- Potential to improve the rent by letting the vacant units.
- Several units are holding over – potential to secure lettings and improve the AWULT.
- Potential to redevelop older units on the estate and drive rental growth.

THREATS

- If the property is not repaired and regularly maintained this could impact on future marketability and income levels.
- Competition from new developments and superior properties in the local area.
- Downturn in property markets and the UK economy which impacts on property pricing.

328

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA VALUATION 30/09/2020 LOCATION & SITUATION LOCATION & Liverpool is a city located within Merseyside in the North West of England and is SITUATION approximately 56.3 km (35.0 miles) west of Manchester. The subject property is situated within the borough of Knowsley, which is approximately 11.3 km (7.0 miles) north-east of Liverpool city centre. The local authority population in 2010 was estimated to stand at 149,100 (Source: ONS). The Knowsley area benefits from strong national and local transport links. The A580 East Lancashire Road is situated adjacent to Knowsley Industrial Estate and Knowsley Business Park, and provides access to Liverpool, Manchester, St Helens and the M6 motorway. The M57 motorway is situated close to the A580 providing direct access to North Liverpool, the M58 and the M62 motorways. John Lennon Liverpool Airport is situated approximately 22.5 km (14 miles) to the south west and the Port of Liverpool is approximately 11.3 km (7 miles) to the west of the property and is a significant cargo port. The nearest railway station is Kirkby, approximately 4 km (2.5 miles) to the west. Kirkby provides a regular local rail service to Liverpool city centre via the Merseyrail network from which there are regular national services. The subject property is situated on the south-western side of Hornhouse Lane, approximately 400m north-west of its junction with Coopers Lane. The individual units at the subject are situated along Owen Lane, Abercrombie Road and Faraday Road. Neighbouring occupiers include Makro, Movianto, SIG, QVC, Nagel Group and Amazon. PROPERTY DESCRIPTION The Britonwood Industrial Estate comprises 35 individual units, some tenants occupy double units, so the estate is currently occupied by 27 tenants with five vacant units. Units A & B comprise two detached units with frontage on to Owen Road at the front of the estate. Unit A is occupied by Mansfield and comprises a 1970s detached warehouse extending over three bays with asbestos cement panel roof cover with underlining roof panels. The unit has been refurbished within the last 10 years with brick with profile metal sheet cladding to the front and one side elevation. There is a tarmacadam yard area and 2m high steel palisade fencing to the perimeter boundary. Internally the warehouse is c. 6m eaves height, access via two roller-shutter doors from the front yard. There is an integrated office /reception to the front of the unit and a small mezzanine area providing to the rear providing toilets on ground and office area on first floor. The unit includes sodium spot-lights but there is no heating. Unit B is in poor condition and comprises an early 1970s detached warehouse with part two storey offices to the front of the industrial unit. The construction is brick elevations, steel frame with asbestos cement panel roof cover with part roof lights. There is obvious cracking to the side elevation and generally the unit presents in poor condition and doesn’t appear to have been refurbished since the original construction. Please refer to repairs section below. Units 1-5 Abercrombie Avenue comprises a terrace of five units; two units (No 3 and No 4) are vacant. The units are of 1980s steel portal frame construction with profile metal sheet cladding to the elevations. The units offer a similar configuration with single storey offices to the front and warehouse accommodation to the rear. The warehouse is c. 5.5m 329

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

eaves height with steel portal frame, asbestos cement roof cover with underlined panels. There are single storey, flat roof offices to the front of the unit.

Originally a large detached industrial unit the property has since been sub-divided to provide 13 individual units. The units are S1 to S8 and Units 7 to 11. Units 6 – 11 comprise individual bays with access from Abercrombie Avenue. Units S1 to S4 are small units to one end of the property with frontage on to Faraday Road and units S7 and s8 are accessed off an unnamed drive to the north of Faraday Road. The units are a

Situated on the north-west side of Faraday Road are two terraces comprising units 12-17 and units 20 – 25; the units are of similar age and construction with a steel portal frame with original 1980s construction, the units have been over clad with profile metal sheet cladding to the front and elevations for each unit. The units comprise a single bay which is c. 464.5 sq m (5,000 sq ft) in size with brick elevations between each unit. Access is via a roller shutter door with a small yard area to the front. Each unit has single storey offices to the front, the offices are of flat construction with brick elevations and over-cladding. The accommodation is used as offices and provide toilet facilities.

To the south-east side of Faraday Units 18 & 19 and units 25 & 26 are situated to the south-east side of Faraday Road. The units are c. 1,858 sq m (20,000 sq ft) in size

BUILDING AGE

1970s

SITE AREA

4.32 ha (10.67 acres)

ACCOMMODATION

As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

TENANT UNIT	UNIT NO	SQ M	SQ FT
Autofix (North West) Ltd	1 Abercrombie Avenue	497.96	5,360
Factory Services UK Ltd	10 & 11 Abercrombie Road	1,001.87	10,784
Tulway Engineering Ltd	12 Faraday Road	513.01	5,522
Armstrong Lyon Hydraulics Ltd	13 Faraday Road	513.01	5,522
Eagle Rubber Ltd	14 Faraday Road	513.01	5,522
Huges Subsea Ltd	15 Faraday Road	513.01	5,522
Vacant	16 Faraday Road	513.01	5,522
HJ Foam Moulding Ltd	17 Faraday Road	500.10	5,383
BSB Sheet Metals Engineering	18 & 19 Faraday Road	1860.11	20,022
Solid Tek Ltd	2 Abercrombie Avenue	497.96	5,360
Carrol Group Ltd	20 & 21 Faraday Road	997.41	10,736
BMVS (Merseyside) Ltd	22 Faraday Road	514.03	5,533
MT Mobile Trucks	23 Faraday Road	499.17	5,373
Pain & Gain Ltd	24 Faraday Road	514.96	5,543
Olleco	25 Faraday Road	514.96	5,543
Liverpool Laser and Tubes	26 & 27 Faraday Road	1,999.00	21,517
Vacant	3 Abercrombie Avenue	501.03	5,393

330

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

Vacant	4 Abercrombie Avenue	494.80	5,326
Maria McGuinness	5 Abercrombie Avenue	501.03	5,393
Mr I Derbyshire	6 Abercrombie Road	500.93	5,392
H&J Toughened Glass Ltd	7 & 8 Abercrombie Road	1,027.69	11,062
Radius Arches	9 Abercrombie Road	505.30	5,439
Vacant	S1	86.40	930
V&M Recycling Ltd	S2	87.51	942
Vacant	S3	123.19	1,326
Specman Auto Ltd	S4	139.35	1,500
Heywood Electrical & Sons Ltd	S5	260.96	2,809
Skillsbase (NW) Ltd	S6	201.60	2,170
Sprike Recovery Trucks Ltd	S7	197.33	2,124
Mr I Laidler	S8	201.60	2,170
D H Mansfield	Unit A Owen Road	2,255.60	24,279
Western Environment Ltd	Unit B Owen Road	765.52	8,240
Total		19,812.43	213,259

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. From our inspection of the property we noted that all of the buildings are c. 50 years old and are showing signs of wear and tear. There is water ingress from the rooves / rain-water drainage across several units within the estate.

We have been provided with a report prepared by Arcadis dated 14 August 2020. The report states *"Overall, the property was found to be in generally a fair condition. A number of repairs and replacements are required to similar elements across the site with these now beginning to fail, having reached the end of their lifespan."*

We have applied explicit costs for the expenditure deemed as being required in the immediate term these are categorised by Arcadis as high risk, medium risk and low risk.

The report identified total costs of £310,000 in year 1 and £352,225 in years 2-5 across the estate giving a total projection over the next 5 years of £662,225.

We have reviewed the costs in our valuation approach and reflected those costs identified as high risk £200,000 in year 1 and £0 in years 2-5. Which relates to roof repairs to Unit B which we understand is to be vacated in the next few weeks.

In addition, we have reflected those costs classified as medium risk £67,000 in year 1 and £314,050 in years 2-5 giving a total medium risk costs allowance of £381,050. One of the medium risk cost allowances is for £117,800 for over-roofing units 26 and 27. These units are let on a single full repairing and insuring lease for 10 years with lease expiry February 2030 and a break February 2025, the lease is subject to a schedule of condition. We consider that a purchaser of the property would not reflect an explicit cost allowance for over-roofing at Day 1 given the unit is occupied and let to February 2030.

We have therefore explicitly reflected capital expenditure of **£463,250** in the valuation which reflects £200,000 of high risk costs and £263,250 of medium risk costs.

331

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 ENVIRONMENTAL We have not completed any investigations in relation to the presence or potential presence of CONSIDERATIONS contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value. We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. We note that all / the majority of units are constructed with asbestos containing material and an asbestos register will be required for repair / maintenance across the estate. The Arcadis report details an EPC rating for each individual unit. According to the report all of the units have an EPC rating of ‘E’ or higher. This means that all units at the subject property currently meet the minimum requirements for energy efficiency ratings. TENURE The property is held long leasehold subject to a 999 year lease from 22 May 1948 at a peppercorn rent. The property is registered under title MS14994. The lease is subject to a Deed of Variation dated 28 September 2015 extending the definitions to Corporation and Corporation Rights of Mortgagees. We have been provided with a draft Certificate of Title for the property referred to as draft II date 12 10 2020. There are grounds for forfeiture included in the headlease for breach of covenant. However, the 2015 Deed of Variation provides additional covenants for the tenant and their lenders. The Certificate of Title states “The landlord may forfeit the lease as follows • there is a material breach of tenant covenants (no other grounds for which the landlord can forfeit); and • the landlord has given at least 42 days prior written notice to the tenant and any mortgagee (of the lease or tenants assets) of which the landlord has notice, of its intention to re-enter the demised premises; and • that notice specifies the alleged breach and nature of steps to remedy it; and • the breach is still outstanding when the notice expires. However, if the mortgagee confirms in writing to the landlord (within 28 days of the landlord’s notice) saying it wishes to remedy the breach then the landlord has to allow them a further 3 months from the date of the mortgagee’s notice (or such longer time as may be reasonable in view of the nature of the breach) to remedy it.” The Headlease includes a restriction on alterations. Landlords consent is required for any construction or alterations to buildings and the consent is not to be un-reasonably withheld. The Certificate of Title si 8.1 states “there may be breeches of Alterations for past works where no consents have been seen.” From our inspection we note that the buildings are all constructed in the 1970s and the company declare that no notices for breach of covenant have been served by the landlord. We would recommend you seek advice from you legal advisors on this aspect. We would also note the Certificate of Title identifies there is a Title Insurance Policy in-place (reference Schedule 7) but the draft report in the dataroom does not include a copy of the policy, nor does it make reference to items covered by the policy. We would recommend the bank review the contents of the policy and our comments above prior to the release of funds. 332 CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 VALUATION CONSIDERATIONS MARKETABILITY There has been continued to be strong sentiment in the industrial sector over the last 18-24 AND POTENTIAL months. Whilst other asset classes have seen a decline in values the industrial sector continues PURCHASERS to show positive growth and consequently there is good investor demand for prime, secondary and value add opportunities with competitive pricing in the market. Whilst the property is let with a relatively short unexpired term, there is a reasonable tenant mix and the ability to let up vacant units. Investors will be attracted by the potential to add to the rental income from active asset management. We consider a sale would be achievable within a six month marketing period. MARKETING PERIOD We are of the opinion that six months should be allowed to find a willing buyer. EXPOSURE PERIOD Exposure Time is an estimate of how long the property would have had to be marketed in the past in order to achieve the market value (as a sale price) today. Exposure Time is backward looking. Marketing Period is forward looking. Often these estimates are the same, unless economic conditions have changed/are changing. As an example, perhaps the market was previously significantly oversupplied, and the exposure time might have been, say 24 months due to limited investor interest. But, now, if market occupancies have stabilized and investors are competing for deals, the marketing time might only be 6 months. 9 months. CURRENT VOID There are currently five vacant units within the property. We have reflected a range of marketing PERIODS periods between 6-12 months depending on size and unit configuration. COSTS AND We have made an allowance for capital expenditure of £463,250 for repairs to the proeprty. Please ADJUSTMENTS refer to the ‘State of Repair’ section above for more details. We have reflected marketing fees on all vacant units as a capital cost equivalent to 15% of Market Rent for the unit. Where there is a lease break or lease expiry within 24 months of the valuation date we have made an assumption that 50% of these leases will be vacated. We have reflected marketing fees on those units which are assumed to be vacated as a capital cost equivalent to 15% of the Market Rent. We have reflected an allowance as a rent deduction for empty business rates on all of the vacant units. Where there is a lease break or lease expiry within 24 months of the valuation date we have made an assumption that 50% of these leases will be vacated. We have adopted expiry voids and reflected costs for empty business rates which will become payable over after an initial 3 month grace period. We have assumed expiry voids of between 6-12 months. OPINION OF In formulating our opinion of Market Rent we have researched the local market and where MARKET RENT appropriate spoken with in house agency teams. The rents on the estate are generally below the market tone for the wider Knowsley Industrial area. This subject premises offer low quality, low cost accommodation and will appeal to occupiers seeking functional accommodation at an affordable price. 333 CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

We have had regard to the following transactions:

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
26/27	Storage	February 2020	21,517	Liverpool Laser & Tubes	10	5	£86,064 (£4.00)
14	Storage	December 2019	5,522	Eagle Rubber	5	3	£22,088 (£4.00)
15	Storage	February 2020	5,522	Huge Subsea	3	1	£22,088 (£4.00)
9	Storage	November 2018	5,439	Radius Arches	10	5	£21,212 (£3.90)

Comparison to Subject

Comparable 1: Letting from within the subject property completed early this year directly comparable.

Comparable 2: Letting from within the subject property completed early this year directly comparable.

Comparable 3: Letting from within the subject property completed within 12 months of the valuation date early this year directly comparable.

Comparable 4: Letting from within the subject property completed within 24 months of the valuation date and considered to be comparable.

Taking the above transactions into consideration, we have adopted the following groupings for Market Rent:

- Units 500 - 2,500 sq ft — £5.00 per sq ft headline
- Units 5,000 – 7,500 sq ft — £4.50 per sq ft headline
- Units 10,000 - 20,000 sq ft — £4.00 per sq ft headline

OPINION OF YIELD

In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions:

334

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
Unity Grove Knowsley Industrial Park	June 2020	115,954	5.92	£528,161	£7.9m (6.26%)	Located close to the subject premises but the investment provides superior accommodation.
Clarendon Court Warrington	February 2020	36,538	1.66	£283,833	£3.675m (7.25%)	Multi-let to 38 tenants with short term income.
Coopers Point, Knowsley Industrial Park	December 2019	56,846	2.61	£287,355	£4.2M (6.42%)	Located close to the subject premises but the investment provides superior accommodation.

Comparison to Subject

Comparable 1: Located close to the subject premises but the investment provides superior accommodation with greater prospects for rental growth.

Comparable 2: Smaller lot size but multi-tenanted accommodation with short term income security providing similar pricing to the subject property.

Comparable 3: Located close to the subject premises but the investment provides superior accommodation with greater prospects for rental growth.

Taking the above transactions into consideration, we have adopted the following capitalisation rates:

- Let >3 years: 7.00% Equivalent Yield
- Let <3 years: 7.25% Equivalent Yield
- Vacant: 8.00% Equivalent Yield

VALUATION METHODOLOGY:
MARKET VALUE

In arriving at our opinion of Market Value, we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- The date of valuation is 30 September 2020.
- The property is held as long leasehold interest, there are 926 years to expiry at a peppercorn rent.
- We have relied on tenancy information provided by the Borrower.
- We have not undertaken a measured survey, CBRE have relied on information provided by the Borrower which indicates a total gross internal floor area of 19,811.8 sq m (213,259 sq ft).
- The property provides 35 units of which five are currently vacant accounting for 1,718.4 sq m (18,497 sq ft) equating to 8.67% by floor area and 9.20% by ERV.
- The property is producing a passing rent of £672,516 per annum.
- The average weighted unexpired lease term (AWULT) is 2.87 years to expiry and 1.69 years to break.
- We have adopted a range of ERV's between £4.00 - £5.00 per sq ft making adjustments for quantum. We have reflected £5.00 per sq ft for the smallest units below 2,500 sq ft; £4.50 per sq ft for mid-range for units c 5,000 sq ft and £4.00 per sq ft for those units of 10,000 sq ft or greater. The total assumed ERV is £924,700 per annum reflecting an overall £4.33 per sq ft.
- We have reflected a marketing period of 6-12 months on the vacant units;

335

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 â–We have assumed a rent free period of 3-6 months on new lettings. â– Where a lease is due to expiry or there is a lease break within 24 months of the valuation date. We have adopted an assumption that 50% of tenants will renew / remain in occupation and 50% will vacated at break or expiry. Where we have assumed a tenant will vacate. We have reflected expiry voids of 6-12 months to relet the units. â– We have reflected capital costs based on 15% of Market Rent for agent and legal fees on letting vacant units. â– We have reflected capital costs of £463,250 for repairs. â– We have reflected holding costs for empty business rates over the current vacancies and assumed vacancies as outlined above. We have reflected costs based on 50% of ERV, deferred for 3 months rates relief. â– We have capitalised the income at an equivalent yield of 7.00% for leases over 3 three years term certain; 7.25% for leases under 3 years term certain and 8.00% for vacant units. This produced a blended equivalent yield of 7.24%. â– We have reflected purchasers’ costs at the prevailing rate. â–Based on the foregoing our opinion of Market Value is £10,600,000 (Ten Million Six Hundred Thousand Pounds) exclusive of VAT Net Initial Yield 5.69% Equivalent Yield 7.24% Reversionary Yield (01/07/2029) 7.82% Reflecting a capital value per sq ft of £535.07 per sq m (£49.71 per sq ft). VALUATION In arriving at our opinion of Vacant Possession Value we have had regard to the market METHODOLOGY: adopting the following inputs and rationale: VACANT POSSESSION â– We have assumed the property is vacant and non-income producing. VALUE â– We have applied a Headline Market Rent as per the breakdown detailed above, which reflects a total of £924,702 per annum. â– We have applied a 12-month letting void on each unit. We have applied a 6 month rent free assuming a 5 year term certain. â– Empty rates are deducted for the marketing void, deferred 3 months for rates relief, and also letting fees based on 15% of Market Rent. â– We have reflected capital costs for repairs of £581,050. This assumes that roof repairs on unit 25/26 will become a landlords liability and have been added to the capital costs reflected in the Market Value outlined above. â– We have applied an equivalent yield of 8.00%. £8,125,000 (Eight Million One Hundred and Twenty Five Thousand Pounds) exclusive of VAT 336

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 Equivalent Yield 8.00% Reversionary Yield 9.24% Reflecting a capital value per sq ft of £410.10 per sq m (£38.10 per sq ft). ESTIMATED The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor REINSTATEMENT have we carried out a full Reinstatement Cost Assessment. COST ASSESSMENT (RCA) We have been provided with a Reinstatement Cost Assessment produced by Arcadis that estimates that the reinstatement cost for the building would be £20,477,000 on a day one basis including fees but excluding VAT and inflation. REMAINING The properties were constructed in the 1970s and the original roof coverings have reached or are ECONOMIC LIFE neat to the end of their economic life. Without regular maintenance and repairs we are of the opinion that the subject property has a remaining economic life of 5-10 years. However, this could be extended to 20 years or longer provided there is an ongoing programme of repair and maintenance. 337

PROPERTY ID: 29 - 1-21 Grosvenor Grange Business
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 **FINAL**

1-21 Grosvenor Grange Business - Warrington, WA1 4SF, United Kingdom






North Sea
Glasgow
Edinburgh
United Kingdom
Isle of Man
Dublin
Ireland
Birmingham
London
Amsterdam
Netherlands
Brussels
Cologne
Belgium
Luxembourg
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google


PADGATE
PADDINGTON
WOOLSTON
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	7,980,000
Market Value (per sq ft)	91
Net Initial Yield	5.37%
Reversionary Yield	6.18%
Equivalent Yield	6.00%
Gross Income (p.a.)	458,638
Gross Income (p.a.) (per sq ft)	5
*Adj. Gross Income	458,638
Adj. Gross Income (per sq ft)	5
Net Income (p.a.)	458,638
Net Income (p.a.) (per sq ft)	5
Gross Rental Value	527,644
Gross Rental Value (per sq ft)	6
Capital Expenditure	-27,770
Transaction Costs	6.67%
Over / Under Rented	-13.08%

KEY FACTS

Metric	Value
Total Area (sq ft)	87,941
WAULT to Break by Rent	1.99
WAULT to Break by ERV	1.90
WAULT to Expiry by Rent	3.07
WAULT to Expiry by ERV	2.95
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	14
Tenure	Freehold
Expiry Voids (months)	6 to 9

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
Greencore Prepared Meals Ltd	3.52	3.52	21,098	121,314	126,588	26.5%
Vodafone Ltd	0.42	2.02	15,964	77,445	95,782	16.9%
North Midland Construction PLC	0.05	0.05	11,485	57,425	68,910	12.5%
TLK Solutions Ltd	2.22	2.22	5,317	27,000	31,902	5.9%
Ductmann Ltd	0.56	0.56	5,210	26,585	31,260	5.8%
Other	2.46	4.76	28,867	148,869	173,202	32.5%
Vacant	n/a	n/a	-	n/a	-	n/a
Total	1.90	2.95	87,941	458,638	527,644	100.0%

Printed 01/02/2021 13:25

338

CBRE

PROPERTY ID: 29—1-21 Grosvenor Grange Business ON BEHALF OF: BAML VALUATION DATE: 30-Sep-2020 FINAL RENT EXPIRY PROFILE Year â– Vacant LEASE LENGTHS GROUPED ... â– < 1yr â–1-3 yrs â– 3-6 yrs â– 6-9 yrs â– > 9 yrs Printed 01/02/2021 13:25 339 CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

GROSVENOR GRANGE BUSINESS PARK, WOOLSTON, WARRINGTON WA1 4SF

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
SIOBHAN FRASER MRICS	07/10/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
▪ Good established industrial location ▪ 100% let ▪ New 10 year lease to Vodafone	▪ Situated to the rear of the industrial estate with access being poor and congested at times

OPPORTUNITIES	THREATS
▪ Re-gear leases to drive the rental income forward	▪ Competition from more modern developments with better access

LOCATION & SITUATION

LOCATION & SITUATION

The property is located in Warrington, Cheshire and is 29.0 km (18.0 miles) east of Liverpool and 25.7 km (16.0 miles) west of Manchester.

Situated to the east of Warrington, a short distance from J21 of the M6. Grosvenor Grange Business Park is located to the rear of the industrial estate with access being provided from Grosvenor Grange/Pipe Line.

PROPERTY DESCRIPTION

DESCRIPTION

The site comprises two blocks of industrial units with a total of 15 individual industrial units. Units 15-23 and 25-31 are joined back to back with a central fire escape corridor running between. Unit 1-11 are situated facing units 15-23.

The property is constructed of steel portal frame with profile metal sheet coverings. Externally, the walls are of blockwork with profile metal cladding above. Windows are aluminium and single glazed. Each unit has either a metal sliding door or a roller shutter door for vehicular access.

Internally, the property comprises warehouse/workshop accommodation space with a small office area to the front. Office accommodation is generally basic in specification with concrete carpeted floor, painted walls and some units have suspended ceiling with

340

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

fluorescent lights. The warehouse accommodation is typically blockwork wall, lighting and daylight panels. Heating is not provided in the majority of units.

Each unit has dedicated parking and loading to the front elevation.

BUILDING AGE

40 years

SITE AREA

2.11 ha (5.21 acres)

ACCOMMODATION

As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

FLOOR / UNIT	USE	SQ M	SQ FT
Melson Print Company Limited	Industrial	336.9 sq m	3,627 sq ft
O.T.R Tyres Limited	Industrial	441.3 sq m	4,750 sq ft
Hydra-Clear Process Water Limited	Industrial	297.3 sq m	3,200 sq ft
Impact Drivers Performance Limited	Industrial	334 sq m	3,600 sq ft
Greencore Prepared Meals Limited	Industrial	505 sq m	5,436 sq ft
Ultra Group Limited	Industrial	299.9 sq m	3,228 sq ft
UPS Corps Limited	Industrial	490 sq m	5,274 sq ft
Clarkson Evans Limited	Industrial	482 sq m	5,188 sq ft
Ductmann Limited	Industrial	484 sq m	5,210 sq ft
TLK Solutions Limits	Industrial	493.9 sq m	5,317 sq ft
North Midland Construction PL	Industrial	1,067 sq m	11,485 sq ft
Vodafone Limited	Industrial	1,009.5 sq m	10,867 sq ft
Vodafone Limited	Industrial	473.5 sq m	5,097 sq ft
Greencore Prepared Meals Limited	Industrial	1,455 sq m	15,662 sq ft
TOTAL		8,169.7 sq m	87,941 sq ft

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a report prepared by Arcadis dated 14 August 2020. The report states that 'overall the buildings are in a fair condition however a number of building elements will require remedial work'.

Roofs are generally in a fair condition. Roofs to Unit 1, 11, 27, 29 and 31 are the worst affected and of these Unit 11 has a Schedule of Condition which includes the roof. In most instances, rooflights are solar degraded, with the exception of Units 3 and 7 which have been replaced as part of a recent refurbishment.

Internally, the units are in a fair condition however water ingress due to roof leaks was observed to a number of units however the responsibility for undertaking patch repairs

341

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 would fall to the tenants. Damage has occurred to wall finishes in Unit 23 as a result of water ingress. Some offices are dated and where tenants have taken Schedules of Condition these are likely to require refurbishment at least end. External areas are in a fair condition. We understand that Schedules of Condition are in place for Units 3, 11, 15, 17, 19 and 21. Unit 11 is generally limited, and Unit 19 has specific issues only. Overall, the report concluded that the buildings on the site are in a fair condition with no significant issues. Some Landlord’s works are recommended across all time periods where Schedules of Conditions are appended to the lease. ENVIRONMENTAL We have not completed any investigations in relation to the presence or potential presence of CONSIDERATIONS contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value. We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. We have been provided with a Phase 1 Environmental Summary carried out by Ambiente Group Ltd dated 11 September 2020. The report concludes that: The site was formerly used as part of a concrete works from the 1950s to the 1980s and was then redeveloped for the current use. No significant issues have been identified in relation to the current site use. Although the sire is not registered as contaminated land by the local authority and a potential “contamination linkage” with the significant possibility of significant harm (SPOSH) to human health, non-human receptors or controlled waters has not been identified, there is potential residual contamination to be present at the site due to its former use as part of a concrete pipe works. The level of environmental risk associated with the sire assessed to be acceptably low for the current use and no further environmental investigation or assessment is considered necessary prior to acquisition. TENURE We have been provided with a Certificate of Title for Grosvenor Grange Warrington dated 8 October 2020, prepared by Herbert Smith Freehills. We have also been provided with Schedule 5, the letting documents, also prepared by Herbert Smith Freehills. We understand that the property is held freehold by Parcel Holdings (Grosvenor Grange) Limited. Leases to all units are held on full repairing and insuring terms. It should be noted that the lease to Unit 1 explicitly removes the need for the tenant to replace the roof however there is still a responsibility to keep the roof in good and substantial repair. Schedules of Condition are in place for units; 3, 11, 15, 17, 19 and 21. VALUATION CONSIDERATIONS MARKETABILITY The industrial and logistics sector has emerged as a winner in real estate during the turmoil of AND POTENTIAL 2020 and attracted lots of investment demand, even from non-habitual logistics investors. PURCHASERS Incumbent to cashing in on the increasing investor appetite but with the idea to redeploy developing new logistics schemes. 342 CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 We anticipate industrial to continue to outperform other asset classes. The contrasting change in fortunes of retail and logistics will lead to repurposing of retail assets including retail warehouse parks to urban warehousing. Total returns for the industrial and logistics sector is expected to exceed the other retail estate sectors, although will likely slow over the coming years. The subject property is formed of 3 terraces of small units each with their own access. The multi-let industrial sector has seen an improvement in ERV over the last 12-18 months. Those properties with good access, in good strong established industrial locations, are seeing improvements in rental performance and this, coupled with a shortage of stock is driving rents forward. Investors are increasingly looking for opportunities to drive value and multi-let industrial has seen a resurgence with properties for sale achieving asking price or slightly above asking price. The subject property has a WAULT of 1.09 years however this should improve with the new lease to Vodafone which is for 10 years. The subject property has a good mix of tenants and also has high occupancy levels. Greencore, one of the tenants, has two of the industrial units and it should be noted that the main production facility for Greencore is situated opposite the subject property in a relatively new owner occupied property. The investment will appeal to a wide variety of potential purchasers including institutional investors, regional property companies and high net worth individuals. We consider a sale would be achievable within a 6 month marketing period. MARKETING PERIOD We are of the opinion that 6 months should be allowed to find a willing buyer. EXPOSURE PERIOD 6 months CURRENT VOID There are no current voids however we have adopted 6 months on lease expiry for those PERIODS tenants with break option or lease expiries in 20202/2021. COSTS AND We have included letting costs on any short term units where reletting will be applicable. ADJUSTMENTS OPINION OF In formulating our opinion of Market Rent we have researched the local market and where MARKET RENT appropriate spoken with in house agency teams. We have had regard to the following transactions; 343

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
OTR Tyres	Industrial	23/01/20	4,750	O.T.R Tyres Limited	3 years	23/01/23	£26,125 (£5.50 per sq ft)
Greencore	Industrial	01/03/20	5,436	Greencore Prepared Meals Limited	1 year	N/A	£31,257 (£5.80 per sq ft)
Ultra Group	Industrial	20/04/20	3,228	Ultra Group Limited	5 years	20/04/23	£20,056 (£6.20 per sq ft)
Clarkson Evans	Industrial	22/08/20	4,929	Clarkson Evans Limited	9 years	22/08/24	£25,500 (£4.90 per sq ft)

Comparison to Subject

All the above comparables are located within the subject property itself and demonstrate the range of achievable rents depending on size. The most recent letting in August 2020 was to Clarkson Evans and this unit was 457.9 sq m (4,929 sq ft) representing £52.75 per sq m (£4.90 per sq ft). However, Ultra Group, who took a lease in April have a slightly smaller unit and have paid £66.74 per sq m (£6.20 per sq ft). Greencore Prepared Meals who are also in a 505 sq m (5,436 sq ft) have paid £62.43 per sq m (£5.80 per sq ft) however it should be noted that they have a vested interest in being close to their owner occupied property which is immediately opposite the subject property.

Taking the above transactions into consideration, we have adopted a market rent of £64.59 per sq m (£6.00 per sq ft) across all the industrial units.

OPINION OF YIELD

In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
Clarendon Court, Warrington	February 2020	36,540	1.66	£283,833	£3.675m (7.25%)	Sold at auction
Trinity Court, Warrington	February 2020	29,605	2.05	£167,358	£2.28m (6.90%)	Sold at auction
Knowsley Business Park	April 2020	116,000	5.92	£528,161	£7.9m (7%)	Purchased by WHR

Comparison to Subject

Comparable 1: A good comparable in terms of location, this property comprises 45 units and is older in specification. A similar WAULT to the subject.

Comparable 2: A good comparable in terms of location and similar in specification and size of units. Lot size is however much smaller.

Comparable 3: Located in a similar established industrial location, closer in size to the subject however has a longer WAULT than the subject.

Taking the above transactions into consideration, we have adopted 6% to the subject property as the property is 100% let and reversionary.

344

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 VALUATION In arriving at our opinion of Market Value we have had regard to the market evidence above in METHODOLOGY: comparison to the subject property. We have adopted the following inputs and rationale; MARKET VALUE â–Valuation date—30 September 2020 â– Freehold â– We have not measured but in accordance with our instructions have relied upon the areas contained within the tenancy schedule supplied by the borrower. â– We have relied upon the information supplied to us in the tenancy schedule. â– The property has a total passing rent of £458,638 with AWAULT of 1.99 years to break and 3.07 to expiry â– We have not made allowance for any Landlord’s capital expenditure within our valuation â– We have adopted 6 months expiry void on any units with a break option or lease expiry in 2020/2021. â– We have applied a total headline rental value of £527,644 per annum â– We have applied a equivalent yield of 6% and this provides a market value of £7,980,000 and a blended capital value of £976.75 per sq m (£90.74 per sq ft). £7,980,000 (Seven Million Nine Hundred and Eighty Pounds) exclusive of VAT Net Initial Yield 5.37% Equivalent Yield 6.00% Reversionary Yield (20/10/2028) 6.18% Reflecting a capital value per sq ft of £976.75 per sq m (£90.74 per sq ft). VALUATION In arriving at our opinion of Vacant Possession Value we have had regard to the market METHODOLOGY: adopting the following inputs and rationale; VACANT â– We have assumed the property is vacant and non-income producing. POSSESSION â– We have applied a Headline Market Rent as per the breakdown detailed above, which VALUE reflects a total of £527,644 per annum. â– We have applied a 6 month letting void on each unit. We have applied a 6 month rent free period. â– Empty rates are deducted for the marketing void, deferred 3 months for rates relief, and also letting fees based on 15% of Market Rent. â– We have applied an equivalent yield of 7.00%. £6,260,000 (Six Million Two Hundred and Sixty Thousand Pounds ) exclusive of VAT Equivalent Yield 7.00% Reversionary Yield 7.51% Reflecting a capital value per sq ft of £766.20 per sq m (£71.18 per sq ft). 345 CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 ESTIMATED The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor REINSTATEMENT have we carried out a full Reinstatement Cost Assessment. We have been provided with a COST ASSESSMENT Reinstatement cost prepared by Arcadis and dated 16/7/20. For indicative purposes only, we (RCA) estimate that the reinstatement cost for the building for loan security purposes would be £8,403,900 on a day one basis including fees but excluding VAT and inflation. These figures should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out. REMAINING ECONOMIC LIFE We are of the opinion that the subject property has a remaining economic life of 25 years. 346

PROPERTY ID: 30—27 Oakwell Way MV ON BEHALF OF: BAML VALUATION DATE: 30-Sep-2020 FINAL 27 Oakwell Way MV—Leeds, WF17 9LW, United Kingdom , 4650 E2 North Sea C2J Glasgowo ©Edinburgh United Kingdom Oakwell Hall ,sle Man Dublin Manchester Ireland ® Birmingham Amsterdam P ® / Netherlands London ® Birstall X Brussels Cologne ® COPLEY HILL Belgium Low U) HOWDEN <7 n CLOUGH Map data ©2021 GeoBasis-DE’BKG (©2009), Google Go gle Map data ©2021 VALUATION METRICS (currency—GBP) KEY FACTS Metric Value Metric Value Market Value 8,630,000 Total Area (sq ft) 110,614 Market Value (per sq ft) 78 WAULT to Break by Rent 4.67 Net Initial Yield 2.69% WAULT to Break by ERV 4.67 Reversionary Yield 6.58% WAULT to Expiry by Rent 4.67 Equivalent Yield 6.23% WAULT to Expiry by ERV 4.67 Gross Income (p.a.) 248,882 Percentage of Vacancy (Area) 0.00% Gross Income (p.a.) (per sq ft) 2 Percentage of Vacancy (ERV) 0.00% *Adj. Gross Income 248,882 Number of Tenants 1 Adj. Gross Income (per sq ft) 2 Tenure Long Leasehold Net Income (p.a.) 248,882Expiry Voids (months)—Net Income (p.a.) (per sq ft) 2 Gross Rental Value 608,400 Gross Rental Value (per sq ft) 6 Capital Expenditure -30,800 Transaction Costs 6.68% Over / Under Rented -59.09% * Adjusted Gross Income equates to the Gross Income excluding any rent free periods LEASES RANKED BY RENT Tenant Name Term to Break Term to Expiry Area (sq ft) Rent ERV % of rent Cubico (UK) Limited 4.67 4.67 110,614 248,882 608,400 100.0% — ——Other Vacant n/a n/a n/a n/a Total 4.67 4.67 110,614 248,882 608,400 100.0% Printed 01/02/2021 13:25 347 CBRE

PROPERTY ID:	30 - 27 Oakwell Way MV
ON BEHALF OF:	BAML
VALUATION DATE:	30-Sep-2020

FINAL



RENT EXPIRY PROFILE
Gross Rent
300,000
250,000
200,000
150,000
100,000
50,000
0
100.00%
0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+
Year



LEASE LENGTHS GROUPED ...
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
By Area, to break
By Area, to expiry
Vacant
< 1yr
1-3 yrs
3-6 yrs
6-9 yrs
> 9 yrs

Printed 01/02/2021 13:25

348

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

27 OAKWELL WAY, BIRSTALL, LEEDS, WF17 9LW

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
TOM WEST MRICS	06/10/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
▪ Situated in an established industrial/distribution location. ▪ 4.67 years to lease expiry. ▪ Fully let to a tenant of reasonable covenant strength.	▪ Leasehold tenure, therefore a wasting asset. ▪ Currently deemed to be reversionary. ▪ High site density at circa 50%.

OPPORTUNITIES	THREATS
▪ Increase rent on review in January 2022. ▪ Implement a programme of scheduled maintenance to prevent the condition of the property deteriorating.	▪ High competition from more desirable developments in the vicinity. ▪ Value erosion as lease term reduces.

LOCATION & SITUATION

LOCATION & SITUATION

Leeds, the main commercial centre of West Yorkshire, is located approximately 64 km (40 miles) east of Manchester, 314 km (196 miles) north of London and 99 km (62 miles) west of Hull.

Forming part of the major Leeds and Bradford conurbation it supports a number of small centres benefiting from good communication links with a number of neighbouring cities and towns including Wakefield, Dewsbury, Huddersfield, Halifax and Harrogate.

Road access into the city centre is good with a number of routes providing links with the A6120 Outer Ring Road to the west, north and east and the M621 motorway providing the principal route to the south. In turn this provides immediate access to the M1 south and the A1(M) north and also the M62 motorway east and west.

The property is strategically positioned 1 km (0.5 miles) from Junction 27 of the M62/M621 Motorway, less than 8 km (5 miles) from the M606 Motorway and circa 9.5 km (6 miles) from both Bradford and Leeds City Centres.

The property itself is accessed from Oakwell Way, which leads directly to Junction 27 of the M62/M621 Motorway via Gelderd Road (A62).

The immediate surrounding area is mixed in nature. To the north and east are further industrial properties, beyond which is the Birstall Shopping Park; a substantial retail and leisure development that is home to occupiers including Ikea, Argos, Next, Barker and

349
CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

Stonehouse, TK Maxx and a Showcase Cinema. To the south and east are dense housing estates and the village of Birstall itself.

PROPERTY DESCRIPTION

DESCRIPTION

Comprising a detached distribution warehouse dating from the early 1990s. The property is of steel portal framed construction, with brick and block elevations to circa 2 metres and profile steel cladding above, surmounted by a pitched roof with a profile steel covering, incorporating translucent panels. The working eaves height extends to 7.89 metres and the property has six loading doors.

The property is configured as a distribution warehouse, with a small trade counter, offices and staff amenity accommodation.

The site is irregular in shape and broadly level throughout. The building is positioned to the western side, with the remainder formed of a concrete hard standing and tarmacadam surfaced service yard, and staff and customer vehicle parking, The site is secured by steel palisade fencing and has gated access from Oakwell Way.

BUILDING AGE

Built 1998 (circa 22 years old).

SITE AREA

2.63 ha (6.50 acres).

ACCOMMODATION

As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

FLOOR / UNIT	USE	SQ M	SQ FT
Ground	Warehouse	9,248.79	99,553
Ground/First	Offices/Trade Counter	1,027.60	11,061
TOTAL		10,276.39	110,614

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a report prepared by Arcadis dated August 2020. The report states that the building was found to be in a fair condition with some significant capex works likely to be required to the roof and rainwater goods in the medium to long term, along with works to external surfaces and glazing installations in the longer term.

The current tenant's lease has a photographic schedule of condition attached which shows these individual elements in a fair to poor condition and therefore they are likely to be the landlords responsibility.

Generally, the building services are in fair to good condition with no significant defects observed. A CCTV survey has identified that works are required to some elements of the below ground drainage

350

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 We have applied explicit costs of £32,800 for the works deemed as being required in the immediate term. In the risk schedule and capex the report notes that some £821,800 of works is likely to be required within the next ten years. ENVIRONMENTAL We have not completed any investigations in relation to the presence or potential presence of CONSIDERATIONS contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value. We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. According to the Environment Agency ‘Flood Map for Planning (Rivers and Sea)’, the site is located within Flood Zone 1 (Low Probability). We have been provided with a Phase 1 Environmental Report carried out by Nova Ambiente dated September 2020. The report states that no significant issues have been identified in relation to the current site use. The site is not registered as contaminated land by the local authority and a potential “contamination linkage” with the significant possibility of significant harm (SPOSH) to human health, non-human receptors or controlled waters has not been identified. The report concludes that level of environmental risk associated with the site is assessed to be acceptably low for the current use and no further environmental investigation or assessment is considered necessary prior to acquisition. TENURE We have been provided with a draft Certificate of Title, prepared by Herbert Smith Freehills, which states that the property is held Leasehold, under Title number WYK508528. The term is from 6 March 1992 expiring on 5 March 2991 at a peppercorn rent, which is not reviewable. An indemnity policy is in place in respect of a potential chancel repair liability and also a further policy in respect of defective title insurance to cover that the property is potentially subject to the provisions of a wayleave agreement, which are unknown, together with potential costs associated with the reservation of mines and minerals at the property. The former policy has a limit of £250,000, whilst the latter has a policy limit of £4,320,000. VALUATION CONSIDERATIONS MARKETABILITY There continues to be strong investor appetite for the industrial sector, with regional and good AND POTENTIAL secondary stock trading well. Where good quality properties are being marketed there is PURCHASERS generally interest from a wide pool of potential purchasers including, depending on lot size, UK Funds, private investors, REITs and overseas investors. It is let for in excess of four and a half years, to a tenant of reasonable covenant strength, providing some security of income and is located in an area popular with manufacturing and distribution businesses. We consider a sale would be achievable within a 9—12 month marketing period. MARKETING PERIOD 9 to 12 months. 351 CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

EXPOSURE PERIOD

6 - 9 months.

CURRENT VOID PERIODS

None.

COSTS AND ADJUSTMENTS

£30,800 in immedite capital expenditure for repairs that are the landlord's responsibility.

OPINION OF MARKET RENT

In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Hawthorne House, Birstall	Industrial	09/2020	23,226	Azbil Telstar UK Ltd	10	09/2025	£139,396 (£6.00)
Gilcar 31, Normanton	Industrial	06/2020	111,600	Hermes	15	N/A	£558,000 (£5.00)
Unipart, Normanton	Industrial	02/2020	153,473	Unipart	15	N/A	£721,850 (£4.70)
Normanton 108, Normanton	Industrial	12/2019	108,518	Leman International	10	12/2024	£596,850 (£5.50)

Comparison to Subject

Comparable 1: Located nearby however significantly smaller. Similar age and condition. We would anticipate a lower rent per sq ft to be achieved at the subject.

Comparable 2: Similar size, however inferior condition. Similar type of location, however arguably inferior. We would anticipate a higher rent per sq ft to be achieved at the subject.

Comparable 3: Larger and inferior condition. Similar type of location, however arguably inferior. We would anticipate a higher rent per sq ft to be achieved at the subject.

Comparable 4: Similar size, however superior condition. Similar type of location, however arguably inferior. We would anticipate a similar rent per sq ft to be achieved at the subject.

Taking the above transactions into consideration, we have adopted the following Market Rent;

- £5.50 per sq ft headline
- Market Rent £608,400 per annum.

OPINION OF YIELD

In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

352

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
27 Oakwell Way, Birstall (Subject Property)	09/2020	110,614	4.67	£248,882, topped up to £497,763	£8,633,527 (2.70% / 5.40% inc. top up)	The subject property. £78.05 per sq ft.
Units 1 & 2, 135 Gelderd Road, Leeds	07/2020	90,246	3.70	£457,500	£8,567,416 (5.00%)	A pair of distribution warehouses dating from the 1980s, let to Clipper Logistics. 44% site coverage and somewhat compromised. £94.93 per sq ft.
Elmhirst Park, Middlefield Road, Dodworth, Barnsley S75 4LS	11/2019	157,053	8.14	£709,000	£12,070,140 (5.50%)	Fixed uplift to £786,700 pa in July 2023. Let to Galpharm International Ltd with guarantee from Perrigo UK Acquisition Ltd. £80.90 per sq ft.
Symington's, Thornes Farm Business park, Leeds, LS9 0DN	08/2019	161,537	15.86	£1,003,899	£16,350,000 (5.75%)	Purchaser: Investcorp. Cross docked facility with 20% site cover. £101.22 per sq ft.

Comparison to Subject

Comparable 1: The subject property, therefore presents the best evidence available.

Comparable 2: Smaller pair of units let to a superior tenant. Shorter WAULT and inferior condition, however superior location. We would expect a slightly higher yield to be paid for the subject.

Comparable 3: Larger with a longer WAULT to a strong covenant tenant, however inferior location. We would expect a slightly lower yield to be paid for the subject.

Comparable 4: Larger with a longer WAULT to a strong covenant tenant, however inferior location. We would expect a lower yield to be paid for the subject.

Taking the above transactions into consideration, we have adopted an equivalent yield of 6.323%, targeting the purchase price of £8,894,000.

VALUATION METHODOLOGY:
MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- Leasehold tenure.
- Passing rent of £248,882 per annum.
- We have allowed for an interim rent of £497,763 per annum at a rent review in January 2022, reflecting a rate of £5.00 per sq ft.
- Market rent (headline) of £608,400 per annum.
- We have allowed for a total CAPEX of £30,800 in respect of immediate items that are the Landlord's responsibility based upon the Building Survey outlined above.
- We have applied an Equivalent Yield of 6.22%.
- Purchaser's costs deducted at 6.38%.

£8,630,000 (Eight Million Six Hundred and Thirty Thousand Pounds) exclusive of VAT

353

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 Net Initial Yield 2.69% Equivalent Yield 6.23% Reversionary Yield (02/06/2025) 6.58% Reflecting a capital value per sq ft of £839.80 per sq m (£78.02 per sq ft). The property was recently acquired as part of a portfolio at an apportioned price of £8,633,527. The price reflected top ups the rent to the contracted level, totalling £260,472.72. We have not reflected the top ups as a future purchaser and also the bank as mortgagee in possession may not benefit from these. VALUATION In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting METHODOLOGY: the following inputs and rationale; VACANT â– We have assumed the property is vacant and non-income producing. POSSESSION VALUE â– We have applied a Headline Market Rent as per the breakdown detailed above, which reflects a total of £608,400 per annum. â– We have applied an 18 month income void, comprising a 12 month marketing period and a 6 month rent free period, assuming a 5 year lease term. â– Empty rates are deducted for the marketing void, deferred 3 months for rates relief, and also letting fees based on 15% of Market Rent. â–We have allowed for a total CAPEX of £821,800, based upon the costs detailed in the Building Survey outlined above. â– We have applied an equivalent yield of 7.25%. £5,990,000 (Five Million Nine Hundred and Ninety Thousand Pounds) exclusive of VAT Equivalent Yield 7.25% Reversionary Yield 8.23% Reflecting a capital value per sq ft of £582.87 per sq m (£54.15 per sq ft). We have been provided with a Reinstatement Cost Assessment for the property prepared by ESTIMATED Arcadis dated July 2020. Arcadis estimate that the reinstatement cost for the building would be REINSTATEMENT £10,068,150 on a day one basis including fees but excluding VAT and inflation. COST ASSESSMENT (RCA) We are of the opinion that the subject property has a remaining economic life of 20 to 25 years. REMAINING ECONOMIC LIFE 354 CBRE

PROPERTY ID: 31 - 1 Elmsall Way, South Elmsal MV
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 **FINAL**

1 Elmsall Way, South Elmsal MV - Doncaster, WF9 2XS, United Kingdom






Glasgow
Edinburgh
United Kingdom
Isle of Man
Dublin
Ireland
Manchester
Birmingham
London
Amsterdam
Netherlands
Brussels
Cologne
Belgium
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google


North Elmsall
A638
Doncaster Road
South Elmsall
Google
Map data ©2021

VALUATION METRICS
(currency - GBP)

Metric	Value
Market Value	5,550,000
Market Value (per sq ft)	85
Net Initial Yield	4.36%
Reversionary Yield	5.46%
Equivalent Yield	5.33%
Gross Income (p.a.)	259,224
Gross Income (p.a.) (per sq ft)	4
*Adj. Gross Income	259,224
Adj. Gross Income (per sq ft)	4
Net Income (p.a.)	259,224
Net Income (p.a.) (per sq ft)	4
Gross Rental Value	324,600
Gross Rental Value (per sq ft)	5
Capital Expenditure	-25,000
Transaction Costs	6.61%
Over / Under Rented	-20.14%

KEY FACTS

Metric	Value
Total Area (sq ft)	64,929
WAULT to Break by Rent	5.21
WAULT to Break by ERV	5.21
WAULT to Expiry by Rent	5.21
WAULT to Expiry by ERV	5.21
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	Long Leasehold
Expiry Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
Finlay Beverages Ltd	5.21	5.21	64,929	259,224	324,600	100.0%
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
Other	-	-	-	-	-	-
Vacant	n/a	n/a	-	n/a	-	n/a
Total	5.21	5.21	64,929	259,224	324,600	100.0%

Printed 01/02/2021 13:25
355
CBRE

PROPERTY ID: 31 - 1 Elmsall Way, South Elmsal MV
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 FINAL


RENT EXPIRY PROFILE
300,000
250,000
200,000
150,000
100,000
50,000
0
Gross Rent
100.00%
0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+
Year


LEASE LENGTHS GROUPED ...
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
By Area, to break
By Area, to expiry
Vacant
< 1yr
1-3 yrs
3-6 yrs
6-9 yrs
> 9 yrs

Printed 01/02/2021 13:25
356
CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

1 ELMSALL WAY, SOUTH ELMSALL, PONTEFRACT, WF9 2XS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
TOM WEST MRICS	06/10/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS

- Situated in an established industrial/distribution location.
- 5.21 years to lease expiry.
- Fully let to a tenant of good covenant strength.

WEAKNESSES

- Currently deemed to be reversionary.
- High site density at circa 50%.
- Leasehold title, therefore a wasting asset.

OPPORTUNITIES

- Increase rent on review in December 2020.
- Implement a programme of scheduled maintenance to prevent the condition of the property deteriorating.

THREATS

- High competition from more desirable developments in the vicinity.
- Value erosion as lease term reduces.

LOCATION & SITUATION

LOCATION & SITUATION

South Elmsall is a small town and civil parish, in the City of Wakefield, approximately 20 km (12.5 miles) south east of Wakefield City Centre.

South Elmsall represents a central distribution location with unfettered access via the A1(M). The town is 9 miles (14 km) north west of Doncaster, 24 miles (38 km) south east of Leeds and 60 miles (96 km) east of Manchester. Approximately 80% of the UK population can be accessed in a 4.5 hour HGV drive time.

Situated close to the A1(M), South Elmsall benefits from excellent transport links, situated within 12 miles (19 km) of the M1, M18 and M62 Motorways. The closest motorway intersection is Junction 38 of the A1(M) which provides direct access to Junction 2 of the M18, 12 miles (19 km) south and Junction 33 of the M62, 9 miles (14 km) north.

Rail services are provided by South Elmsall rail station, providing access to Wakefield (15 minutes), Doncaster (18 minutes) and Leeds (35 minutes). London is accessible via Doncaster with a journey time of approximately 2 hours.

The subject property is situated to the east side of Stadium Way within the established Dale Lane Industrial Estate, approximately 1 mile (1.6 km) north of South Elmsall town centre.

357

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

The estate is served by the A638 Doncaster Road, which links directly to Junction 38 of the A1(M), 4 miles (6 km) south east.

Dale Lane Industrial Estate comprises approximately 2 million sq ft of distribution and warehouse space on an 81 ha (200 acre) site. Notable occupiers on the estate include Asda, Next, Gather & Gather, Londis, Superdrug and Ultima Kitchens.

PROPERTY DESCRIPTION

DESCRIPTION

Comprising a detached warehouse utilised as a tea manufacturing facility originally dating from the early 1990s and extended over the years. The building is of steel portal framed construction, with brick and block elevations to circa 2 metres and profile steel cladding above, surmounted by a pitched roof with a profile steel covering, incorporating translucent panels. The working eaves height extends to 7 metres, and there are five loading doors.

The property is configured as a tea manufacturing facility, with ancillary offices and staff amenity accommodation.

The site is approximately square shaped and broadly level throughout. The building is positioned centrally, with the remainder formed of a concrete hard standing and tarmacadam surfaced service yard, and staff vehicle parking, The site is secured by steel palisade fencing and has gated access from Stadium Way.

BUILDING AGE

Build 1991 (29 years old).

SITE AREA

1.29 ha (3.20 acres)

ACCOMMODATION

As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

FLOOR / UNIT	USE	SQ M	SQ FT
Ground	Warehouse	6,032.11	64,929
TOTAL		6,032.11	64,929

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a report prepared by Arcadis dated August 2020. The report states that the building fabric is in fair condition, generally requiring only minor repairs and maintenance with exception of the roof sheets which are suffering from corrosion across all areas. The car park macadam finish is in poor condition and requires remedial works.

The building services are generally in fair to good condition with only some minor lamp replacements required which should be resolved by the tenant as part of a routine maintenance programme.

We have applied explicit costs of £25,000 for the works deemed as being required in the immediate term. In the risk schedule and capex the report notes that some £325,000 of works is likely to be required within the next ten years.

358

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

ENVIRONMENTAL CONSIDERATIONS	We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value. We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. We have been provided with a Phase 1 Environmental Summary carried out by Delta-Simons dated January 2020. The report states that potential sources of contamination have been identified associated with the current and historical land use of the Site and surrounding historical and current land uses. Whilst the presence of contamination is possible, it is considered that the risk of significant possible contaminant linkages in the context of the Site remaining in its current use is low to moderate.
TENURE	We have been provided with a draft Certificate of Title, prepared by Herbert Smith Freehills, which states that the property is held Leasehold, under Title number WYK835797. The term is from 1 January 1991 expiring on 31 December 2989 at a peppercorn rent, which is not reviewable. The report notes that the property is located within the historical boundary of a tithe district within a parish which continues to have a potential chancel repair liability based upon historical parish boundary data and the relevant Inland Revenue Indices held by The National Archives.

VALUATION CONSIDERATIONS

MARKETABILITY AND POTENTIAL PURCHASERS	There continues to be strong investor appetite for the industrial sector, with regional and good secondary stock trading well. Where good quality properties are being marketed there is generally interest from a wide pool of potential purchasers including, depending on lot size, UK Funds, private investors, REITs and overseas investors. It is let for in excess of five years, to a tenant of good covenant strength, providing some security of income and is located in an area popular with manufacturing and distribution businesses. We consider a sale would be achievable within a 9 - 12 month marketing period.
MARKETING PERIOD	9 to 12 months.
EXPOSURE PERIOD	6 - 9 months.
CURRENT VOID PERIODS	None.
COSTS AND ADJUSTMENTS	£25,000 in immedite capital expenditure for repairs that are the landlord's responsibility.

359

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

OPINION OF MARKET RENT

In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Boxford House, Elland	Industrial	12/2019	50,727	Saint-Gobain Glass Solutions	10	N/A	£275,000 (£5.42)
Unit 4 Middleton Grove, Leeds	Industrial	03/2020	61,288	Mailing & Marketing Solutions Limited	20	N/A	£356,750 (£5.82)
Unit J Gildersome Spur Industrial Estate, Leeds	Industrial	01/2020	42,600	Arc Building Solutions Limited	10	N/A	£223,650 (£5.25)
Unit 94 Gelderd Road, Leeds	Industrial	12/2019	65,000	Harrison Bathrooms	10	12/2024	£325,000 (£5.00)

Comparison to Subject

Comparable 1: Slightly smaller and more modern. Inferior location. We would expect a lower rent per sq ft to be achievable at the subject.

Comparable 2: Similar size, however superior specification and location. We would expect a lower rent per sq ft to be achievable at the subject.

Comparable 3: Inferior specification, however smaller and in a superior location. We would expect a lightly lower rent per sq ft to be achievable at the subject

Comparable 4: Similar size and type of location. Older, however refurbished. We would anticipate a similar rent per sq ft to be achievable at the subject.

Taking the above transactions into consideration, we have adopted the following Market Rent;

- £5.00 per sq ft headline
- Market Rent £324,600 per annum.

OPINION OF YIELD

In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

360

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
Units 1 – 3 Elmsall Way, South Elmsall (Subject Property)	09/2020	64,929	5.21	£259,224	£5,544,000 (4.39%)	The subject property. £85.39 per sq ft.
Units A & B Gilcar Way, Normanton	09/2020	63,377	3.65	£305,600	£5,200,000 (5.50% NIY)	A pair of modern warehouses in an established distribution location. Let to Specflue and Paragon Group. £82.05 per sq ft.
Units 1 & 2, 135 Gelderd Road, Leeds	07/2020	90,246	3.70	£457,500	£8,567,416 (5.00%)	A pair of distribution warehouses dating from the 1980s, let to Clipper Logistics. 44% site coverage and somewhat compromised. £94.93 per sq ft.
Unit 1 Total Park, Leeds	01/2020	57,382	15.00	£585,307	£12,000,000 (4.88%)	Forward funded. Arguably superior location and superior specification. Very low site density. Let to DHL. £209.12 per sq ft.

Comparison to Subject

Comparable 1: The subject property, therefore presents the best evidence available.

Comparable 2: Two modern units on an established industrial estate. Superior specification and location. We would expect a slightly lower yield to be achieved for the subject.

Comparable 3: Larger pair of units let to a superior tenant. Shorter WAULT and inferior condition, however superior location. We would expect a similar yield to be achieved for the subject.

Comparable 4: Brand new unit with a very low site density. Superior WAULT and superior tenant. More desirable location. We would anticipate a higher yield to be achieved for the subject.

Taking the above transactions into consideration, we have adopted an equivalent yield of 5.50%.

VALUATION METHODOLOGY: MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- Leasehold tenure.
- Passing rent of £259,224 per annum.
- We have allowed for an interim rent of £292,181 per annum at a rent review in December 2020, reflecting a rate of £4.50 per sq ft.
- Market rent (headline) of £324,600 per annum.
- We have allowed for a total CAPEX of £25,000 in respect of immediate items that are the Landlord's responsibility based upon the Building Survey outlined above.
- We have applied an Equivalent Yield of 5.33%.
- Purchaser's costs deducted at 6.31%.

£5,550,000 (Five Million Five Hundred and Fifty Thousand Pounds) exclusive of VAT

361

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 Net Initial Yield 4.36% Equivalent Yield 5.33% Reversionary Yield (16/12/2025) 5.46% Reflecting a capital value per sq ft of £911.81 per sq m (£84.71 per sq ft). The property was recently acquired as part of a portfolio at an apportioned price of £5,544,000. In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting VALUATION the following inputs and rationale; METHODOLOGY: â–We have assumed the property is vacant and non-income producing. VACANT POSSESSION â–We have applied a Headline Market Rent as per the breakdown detailed above, which reflects VALUE a total of £324,600 per annum. â– We have applied an 18 month income void, comprising a 12 month marketing period and a 6 month rent free period, assuming a 5 year lease term. â– Empty rates are deducted for the marketing void, deferred 3 months for rates relief, and also letting fees based on 15% of Market Rent. â– We have allowed for a total CAPEX of £325,000, based upon the costs detailed in the Building Survey outlined above. â– We have applied an equivalent yield of 6.25%. £3,740,000 (Three Million Seven Hundred and Forty Thousand Pounds) exclusive of VAT Equivalent Yield 6.25% Reversionary Yield 7.37% Reflecting a capital value per sq ft of £620.00 per sq m (£57.60 per sq ft). We have been provided with a Reinstatement Cost Assessment for the property prepared by Arcadis dated July 2020. Arcadis estimate that the reinstatement cost for the building would be ESTIMATED £5,612,750 on a day one basis including fees but excluding VAT and inflation. REINSTATEMENT COST ASSESSMENT (RCA) We are of the opinion that the subject property has a remaining economic life of 20 to 25 years. REMAINING ECONOMIC LIFE 362 CBRE

PROPERTY ID: 32 - Unit 1 Wooburn Industrial Park
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 FINAL

Unit 1 Wooburn Industrial Park - High Wycombe, HP10 0PE, United Kingdom


CREED




United Kingdom
Isle of Man
Dublin
Ireland
Manchester
Birmingham
London
Amsterdam
Netherlands
Brussels
Cologne
Belgium
Luxembourg
Paris
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google, Inst. Geogr. Nacional


Wooburn Green
WOOBURN
Hedsor Golf Course
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	6,900,000
Market Value (per sq ft)	216
Net Initial Yield	3.69%
Reversionary Yield	5.20%
Equivalent Yield	5.00%
Gross Income (p.a.)	271,550
Gross Income (p.a.) (per sq ft)	9
*Adj. Gross Income	271,550
Adj. Gross Income (per sq ft)	9
Net Income (p.a.)	271,550
Net Income (p.a.) (per sq ft)	9
Gross Rental Value	383,364
Gross Rental Value (per sq ft)	12
Capital Expenditure	-20,000
Transaction Costs	6.65%
Over / Under Rented	-29.17%

KEY FACTS

Metric	Value
Total Area (sq ft)	31,947
WAULT to Break by Rent	6.67
WAULT to Break by ERV	6.67
WAULT to Expiry by Rent	6.67
WAULT to Expiry by ERV	6.67
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	Long Leasehold
Expiry Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
Creed Foodservice Ltd	6.67	6.67	31,947	271,550	383,364	100.0%
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
Other	-	-	-	-	-	-
Vacant	n/a	n/a	-	n/a	-	n/a
Total	6.67	6.67	31,947	271,550	383,364	100.0%

Printed 01/02/2021 13:25
363
CBRE

PROPERTY ID: 32 - Unit 1 Wooburn Industrial Park
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 FINAL


RENT EXPIRY PROFILE
Gross Rent
300,000
250,000
200,000
150,000
100,000
50,000
0
100.00%
0.00%
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+
Year


LEASE LENGTHS GROUPED ...
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
By Area, to break
By Area, to expiry
Vacant
< 1yr
1-3 yrs
3-6 yrs
6-9 yrs
> 9 yrs

Printed 01/02/2021 13:25
364
CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

WOOBURN INDUSTRIAL PARK, THOMAS ROAD, WOOBURN GREEN, HIGH WYCOMBE, HP10 0PE

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
CLARE CLARKE MRICS	06/10/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
▪ Food distribution warehouse, located close to the M40. ▪ Held leasehold, but effectively a virtual freehold interest - on a 999 year lease at a peppercorn rent. ▪ Let to established covenant for an unexpired term of 6.67 years, at a reversionary passing rent.	▪ While the property is in reasonable repair and condition, it is not brand new and some capital expenditure may be required over the medium to long term.
OPPORTUNITIES	**THREATS**
▪ Secure rental uplift at upcoming rent review.	▪ Negative economic impact due to Covid-19 pandemic.

LOCATION & SITUATION

LOCATION & SITUATION	
	Wooburn Industrial Park is located on the edge of the village of Wooburn Green, in Buckinghamshire. The nearest town is High Wycombe, located c. 5 miles to the north-west of the property. Transport connections are good, with junction 3 of the M40 2 miles to the north. The nearest public transport link is Bourne End train station, circa 1.5 miles to the west. The subject property is located on the north side of Thomas Road, close to its junction with Town Lane.

PROPERTY DESCRIPTION

DESCRIPTION	
	The property comprises a purpose-built warehouse, used as a chilled food storage and distribution centre. It was originally built in the 1990s, and subsequently refurbished in 2017. It is of steel portal frame construction, with an eaves height of c. 9.75m, with low level brick and coated steel profiled metal sheet cladding to the remaining elevations. The building has a single storey ancillary office block, with WCs cellular offices and a conference room.

365

CBRE

PROJECT NAME: PROJECT FULHAM ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 28/02/2020 The property has five temperature controlled dock loading bays, and one further floor loading bay. Loading bays have electric roller shutter doors. Internally, the warehouse accommodation comprises a central white-wall freezer and separate chiller unit. Externally, there is a large gated yard, with a mixture of tarmac and concrete hardstanding a car parking. BUILDING AGE Originally 1990s (refurbished 2017). SITE AREA 1.47 acres (0.59 hectares) ACCOMMODATION As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis. FLOOR / UNIT USE SQ M SQ FT Whole Distribution 2,967.9 31,947 DUE DILIGENCE STATE OF REPAIR CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been provided with a report prepared by Arcadis dated Aug 2020. The report concludes that the building is generally in good repair. The report notes that some minor repairs are required to the roof, with an anticipated cost to the landlord of £20,000. We have reflected this cost in our valuation. The asset appeared to be in a reasonable state of repair at the time of inspection. ENVIRONMENTAL We have been provided with a Phase I Environmental Report prepared by Nova Ambiente and dated CONSIDERATIONS September 2020. The report notes that a previous environmental report dated 2017 stated that there was a potential source of contamination from the above ground diesel tank used for refuelling, whereby operational spillage had led to fuel impacting the hardstanding and entering a grated drainage channel to a nearby catchment pit, which was found to be leaking. The report noted that this was due to be repaired. This previous report also noted that Japanese Knotweed was reported to be present on site, albeit subject to treatment. The 2020 report notes that at the time of their site inspection, absorbents had been deployed in the area to the front of the tanks where refuelling takes place. The report states that the potential risks associated with the operation of an electrical substation, vehicle wash and refuelling operations on stie are assessed as low to site users, moderate to groundwater and very low to local residents. It states that a degree of contamination is expected to be present in relation to the long-term operation of the refuelling facility, but the contamination source is considered to be historical, with no significant current or ongoing source present following the installation of an oil interceptor within the refuelling area in 2017. The 2020 report notes that there was no obvious evidence of invasive plant species, and that the small area which was previous affected by Japanese Knotweed (to the front 366 C

PROJECT NAME: PROJECT FULHAM
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 28/02/2020

	southern boundary wall) is currently under management by the tenant and a treatment programme is nearing completion. The report notes that a 2016 asbestos survey identified the presence of asbestos containing materials in the roof sheets, which are encapsulated by the over cladding. These are being managed and have been classified as low or very low risk. Overall, the level of environmental risk associated with the site is assessed to be acceptably low for the current use, and no further investigation is needed.
TENURE	We have been provided with a Certificate of Title prepared by Herbert Smith Freehills. The property is held leasehold, under title number BMI99602. The headlease is for a term of 999 years from 21 July 1994, subject to a peppercorn rent. There are a number of benefits and encumbrances relating to the property, none of which would be expected to materially impact on value.

VALUATION CONSIDERATIONS

MARKETABILITY AND POTENTIAL PURCHASERS	There has been continued strength in investor sentiment in the industrial and logistics sector over the last few years. Consequently, purchaser demand would be expected to be high and include a wide range of investors from local to national property companies. We consider a sale would be achievable within a 6-12 month marketing period.
MARKETING PERIOD	We are of the opinion that 6 to 12 months should be allowed to find a willing buyer.
EXPOSURE PERIOD	6-12 months.
CURRENT VOID PERIODS	N/A. The property is fully let, but if it were to vacant we would expect a void period in the order of 6 months.
COSTS AND ADJUSTMENTS	The property is fully let on an FRI lease. We have reflected capex of £20,000 for minor roof repairs in our valuation.
OPINION OF MARKET RENT	In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

367

CBRE

PROJECT NAME: PROJECT FULHAM
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 28/02/2020

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
19 Gomm Place, High Wycombe	Industrial	Aug-20	6,114	Toolstation Ltd	10 years	-	£12.50
Unit 3, Tannery Road Industrial Estate, High Wycombe	Industrial	Jul-20	9,400	Unknown	10 years	-	£10.96
Wakefield Building, Gomm Road, High Wycombe	Industrial	Jul-20	9,530	Private Individual	10 years	-	£10.81
Cressex Business Park, High Wycombe	Industrial	Jun-20	23,569	Care UK Clinical Services	10 years	-	£12.00
Unit B, Wye Business Park, Thomas Road, Wooburn Green	Industrial	Available	15,416	-	-	-	Quoting £12.25

Comparison to Subject

Comparable 1: Smaller unit, town centre location. Provides evidence of best rents achievable in the area.

Comparable 2: Smaller unit, more basic specification.

Comparable 3: Inferior specification compared with the subject property.

Comparable 4: Comparable in terms of location and specification. Best comparable for the subject property.

Comparable 5: Unit adjacent to subject property. Currently being marketed at quoting rent of £12.25 psf.

Taking the above transactions into consideration, we have adopted the following Market Rent;

- £129 per sq m (£12.00 per sq ft)

OPINION OF YIELD

In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

368

CBRE

PROJECT NAME: PROJECT FULHAM
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 28/02/2020

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
Argall Avenue, Leyton	Jun-20	32,000	8	£416,000	£10.9M (3.7%)	Reflects RY of 4.5%
London City Bond, Thurrock 162, Thurrock	U/O	162,056	19	£1,458,504	£30.36M (4.5%)	
Deta Electical, Panattoni Park, Luton	U/O	68,610	15	£737,558	£16.12M (4.29%)	

Comparison to Subject

Comparable 1: Closer to Central London, would consider EY at subject should be higher than here.

Comparable 2: Larger lot size and longer unexpired term.

Comparable 3: Broadly comparable building and location, longer unexpired term.

Taking the above transactions into consideration, we have adopted the following capitalisation rates;

- An equivalent yield of 5.00%.

VALUATION METHODOLOGY: MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- Let to Creed Foodservice Ltd. Lease expiry June 2027. Rent review in 2022.
- Passing rent of £271,550 pa (£8.50 per sq ft).
- At the next rent review in 2022 we have applied a net rent of £345,028 pa (assumes 6 months rent free for a 5 year term)
- ERV of £383,364 pa (£12.00 per sq ft).
- Building Survey identified £20,000 of roof repairs which the landlord may be liable for. This cost is reflected in the valuation.
- Capitalised at an EY of 5.00%.

£6,900,000 (Six Million Nine Hundred Thousand Pounds) exclusive of VAT

Net Initial Yield	3.69%
Equivalent Yield	5.00%
Reversionary Yield	5.20%

Reflecting a capital value per sq ft of £2,314 per sq m (£215 per sq ft).

VALUATION METHODOLOGY: VACANT POSSESSION VALUE

In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting the following inputs and rationale;

- We have assumed the property is vacant and non-income producing.
- We have applied a Headline Market Rent as detailed above, which reflects a total of £383,364 per annum.
- We have applied a 6 month letting void, and a 6 month rent free period.

369

CBRE

PROJECT NAME: PROJECT FULHAM ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 28/02/2020 â– Empty rates are deducted for the marketing void, and also letting fees based on 15% of Market Rent. â– We have applied an equivalent yield of 5.50%. £6,050,000 (Six Million and Fifty Thousand Pounds) exclusive of VAT Equivalent Yield 5.50% Reversionary Yield 5.80% Reflecting a capital value per sq ft of £2,034 per sq m (£189 per sq ft). ESTIMATED REINSTATEMENT The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we COST ASSESSMENT carried out a full Reinstatement Cost Assessment. We have been provided with a report by Arcadis (RCA) dated 16 July 2020 which estimates that the reinstatement cost for the building for loan security purposes would be £3,506,000 on a day one basis including fees but excluding VAT and inflation. These figures should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out. REMAINING ECONOMIC LIFE We are of the opinion that the subject property has a remaining economic life of 25 years. 370 C

PROPERTY ID: 33 - 61/65/69 Millmarsh Lane
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 FINAL

61/65/69 Millmarsh Lane - Enfield, EN3 7UY, United Kingdom






United Kingdom
Isle of Man
Dublin
Ireland
Manchester
Birmingham
London
Hamburg
Amsterdam
Netherlands
Brussels
Cologne
Belgium
Luxembourg
Paris
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google, Inst. Geogr. Nacional


BRIMSDOWN
Amazon UK Services Ltd - Enfield DIG1
ENFIELD HIGHWAY
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	11,000,000
Market Value (per sq ft)	217
Net Initial Yield	3.59%
Reversionary Yield	4.95%
Equivalent Yield	4.92%
Gross Income (p.a.)	422,905
Gross Income (p.a.) (per sq ft)	8
*Adj. Gross Income	422,905
Adj. Gross Income (per sq ft)	8
Net Income (p.a.)	422,905
Net Income (p.a.) (per sq ft)	8
Gross Rental Value	582,800
Gross Rental Value (per sq ft)	12
Capital Expenditure	-29,565
Transaction Costs	6.70%
Over / Under Rented	-27.44%

KEY FACTS

Metric	Value
Total Area (sq ft)	50,676
WAULT to Break by Rent	3.74
WAULT to Break by ERV	3.45
WAULT to Expiry by Rent	3.74
WAULT to Expiry by ERV	3.45
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	3
Tenure	Freehold
Expiry Voids (months)	3

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
Mtec Warehousing	4.98	4.98	16,663	191,600	191,600	45.3%
Charles Pugh (Glass) Ltd	0.25	0.25	17,136	116,000	197,100	27.4%
London Storage Point	5.20	5.20	16,877	115,305	194,100	27.3%
-	-	-	-	-	-	
-	-	-	-	-	-	
Other	-	-	-	-	-	-
Vacant	n/a	n/a	-	n/a	-	n/a
Total	3.45	3.45	50,676	422,905	582,800	100.0%

Printed 01/02/2021 13:25

371

CBRE

PROPERTY ID:	33 - 61/65/69 Millmarsh Lane
ON BEHALF OF:	BAML
VALUATION DATE:	30-Sep-2020

FINAL


RENT EXPIRY PROFILE
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Gross Rent
27.43%
72.57%
0.00%
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+
Year


LEASE LENGTHS GROUPED ...
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
By Area, to break
By Area, to expiry
Vacant
< 1yr
1-3 yrs
3-6 yrs
6-9 yrs
> 9 yrs

Printed 01/02/2021 13:25

372

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

61/65/69 MILLMARSH LANE, ENFIELD EN3 7UY

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
JOHN O'NEILL FRICS	22/09/2020	30/09/2020	INDUSTRY

KEY VALUATION FACTORS

STRENGTHS

- Good location close to central London, A406 and M25
- Fully let
- Outstanding/upcoming rent reviews and overdue lease renewal
- Strong occupational and investment market for warehousing in the South East.
- No office content, allowing flexibility

WEAKNESSES

- 40 year old buildings
- Small yard areas
- Low eaves height

OPPORTUNITIES

- Complete rent reviews and lease renewals
- Let to stronger covenant tenants

THREATS

- Edmonton becoming more popular location
- Further yield compression in warehouse sector becoming marginal

LOCATION & SITUATION

LOCATION & SITUATION

Enfield is one of London's largest industrial areas, with much of the market's stock located within the Lee Valley, adjacent to the Chingford reservoirs. Whilst previously a manufacturing base, as a result of its location and good transport links, Enfield has benefited from changing consumer behaviours and a subsequent increase in last-mile distribution, being able to service both London and the surrounding area.

Enfield lies close to the intersection of the M25 (junction 25) and A10 dual carriageway, 13 miles north of central London.

Enfield's proximity to central and inner London has made it popular with food and drinks manufacturers. Key employers include Warburtons, Arla Foods, Coca-Cola and Greggs.

Other manufacturing sub-sectors have waned in importance in recent years. Nevertheless, chemical production company Johnson Matthey operate from an extensive facility on Jeffreys Road, whilst high-tech manufacturer A-Novo employ circa 200 employees on Bilton Way. As with many outer-London centres, all the major

373

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

supermarkets have a substantial presence in the town, and retail parks have now replaced much of the well-located older industrial stock.

Enfield's industrial area has typically been defined by the M25 Motorway to the north, the River Lea to the east, the A406 North Circular Road to the south and the A10 Great Cambridge Road to the west.

The Property forms part of the Brimsdown industrial estate 2 miles east of Enfield town centre and the A10 with nearby occupiers including Johnson Matthey and Amazon. The subject site has a frontage to Millmarsh Lane at the junction of Walcot Road close to the large distribution hubs of Greggs and Warburtons.

The nearest railway station is at Brimsdown 1 mile to the north with a travel time to London Liverpool Street of 23 minutes in addition to providing local services.

PROPERTY DESCRIPTION

DESCRIPTION

The Property comprises a terrace of three single storey warehouse units dating from the 1970's.

There is no fitted office content, tenants have installed their own temporary accommodation. Eaves height is low at c.20 ft (6.3m) and whilst there is lighting there is no form of space heating. Each unit is served by roller shutter doors and 3 phase electrical supply.

The buildings are constructed of reinforced concrete portal frames with brickwork elevations, concrete floors and roofs which appear to have had the original asbestos removed and replaces with profiled steel (although we could not inspect); there is 10% rooflighting.

Metal fencing divides separate small service yards

BUILDING AGE

1970's

SITE AREA

1.85 acres (0.75 ha)

ACCOMMODATION

We have relied upon floor areas provided by Hook Survey Partnership dated 29th May 2020 and referenced in the Contract of Sale, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

UNIT	USE	SQ M	SQ FT
Unit 61 Ground Floor	Warehouse	1,568	16,877
Unit 65 Ground Floor	Warehouse	1,548	16,663
Unit 69 Ground Floor	Warehouse	1,592	17,136
Total		4,708	50,676

374

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 DUE DILIGENCE STATE OF REPAIR CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We found the buildings to be in a reasonable condition given their age and use. We have been provided with a Technical Due Diligence report prepared by Arcadis dated August 2020. They state that the units are generally in good structural condition and identify medium term repair works costed at £142,000. As these are not immediately required we have not allowed this amount as capital expenditure for the purposes of our valuation. ENVIRONMENTAL We have not completed any investigations in relation to the presence or potential presence of CONSIDERATIONS contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value. We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. We have been provided with a Phase 1 Environmental Summary carried out by Ambiente Ltd dated September 2020. The report concludes “the level of environmental risk associated with the site is assessed to be acceptably low for the current use and no further environmental investigation or assessment is considered necessary prior to acquisition.” TENURE We understand that the Property is held freehold. We have been provided with a copy of an undated and unsigned copy of a Report on Title prepared by Herbert Smith Freehills LLP on behalf of BAML and Situs Asset Management Limited who state that “in our opinion, subject to due registration at Land Registry of the transfer of the Property from the Seller to the Company, the Company has a good and marketable title to the Property”. A right of way at the rear of the subject building is afforded to the adjacent site to the north whilst the subject property has been afforded a right of way over adjacent land to the east. Neither of these affect our Market Value as reported. VALUATION CONSIDERATIONS MARKETABILITY There is very strong investor demand in the warehousing sector throughout the UK but especially AND POTENTIAL in the South East. PURCHASERS Purchaser demand is from financial institutions, major debt funds and major property funds. The Property is fully let, and most investors would be attracted by the outstanding/upcoming rent reviews and overdue lease renewal. 375

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

MARKETING PERIOD	We are of the opinion that 6 to 12 months should be allowed to find a willing buyer.
EXPOSURE PERIOD	6 - 12 months.
CURRENT VOID PERIODS	Nil, other than 3 months on overdue lease renewal of Unit 69.
COSTS AND ADJUSTMENTS	We have allowed for 15% for letting fees on possible re-letting of Unit 69.
OPINION OF MARKET RENT	In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Unit 5. The Arena, Mollison Avenue, Enfield EN3 7NL	Storage and distribution	Current, Terms Agreed	20,976	TBC	10	5	13.50
Unit C, Crown Road, Enfield, EN1 1TH	Storage and Distribution	01/02/2020	51,645	BCA	10	-	11.50
Unit 1 Chalkmill Drive, Enfield, EN1 1TZ	Storage and Distribution	01/03/2019	29,480	Travis Perkins	10	5	13.00
Units K2-K5, Mowlem Trading Estate, Tottenham	Mixed industrial	01/01/2019	25,360	Celtic Bakeries	15	10	16.00

Comparison to Subject

Comparable 1: A 1980's unit of similar eaves height. Nearby location.

Comparable 2: 1990's warehouse, refurbished, dock levelled loading doors.

Comparable 3: The property is also in a superior location close to the A10 and adjacent to a retail park. It is an ideal location for a builders merchants which predominately sells to the trade but also to the public. An 8 month rent free period was granted. Modern unit, refurbished.

Comparable 4: Mowlem trading estate is more trade counter focused. As a smaller unit operating as a bakery it would be expected to achieve a higher rent than the subject property.

Taking the above transactions into consideration, we have adopted the following Market Rent;

- Overall: £11.50 sq ft headline

376

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

OPINION OF YIELD

In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
1-3 Bilton Way Enfield	02/12/19	130,118	3.7	£1,334,000	£34.5 (3.62%)	Fully let to Hermes, Ingram & Pearsons
IO, Barking	02/09/20	25,676	7.73	£297,073	£6.2M (4.50%)	Modern units, 3 tenants
London City Bond, Thurrock	07/09/20	162,056	19.60	£1,458,000	£28.76M (4.75%)	Modern units. Lower rental tone (£9 psf), Single let
Ajax Works, Barking	On Market	16,921	2.6	£219,081	£4.0M (5.14%)	Multi-let to 5 tenants, 1 vacant unit. EY closer to 5.50%. Early 1980's vintage.

Comparison to Subject

Comparable 1: Short let investment in close proximity; modern unit. Much larger lot size.

Comparable 2: More secondary location, modern terrace. Fully let.

Comparable 3: More secondary location. Larger lot size.

Comparable 4: Fully let. Similar age to subject Property, more secondary location.

Taking the above transactions into consideration, we have adopted the following capitalisation rates;

- Overall: 5.00% Equivalent Yield

VALUATION METHODOLOGY: MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- Rental value based on £11.50 psf
- EY of 5.00%

£11,000,000 (Eleven Million Pounds) exclusive of VAT

Net Initial Yield	3.59%
Equivalent Yield	4.92%
Reversionary Yield (01/04/2021)	4.95%

Reflecting a capital value per sq ft of £2,336 per sq m (£217 per sq ft).

VALUATION METHODOLOGY: VACANT POSSESSION VALUE

In arriving at our opinion of Vacant Possession Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- Rental value based on £11.50 psf
- EY of 5.00%

377

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 £9,500,000 (Nine Million Five Thousand Pounds) exclusive of VAT Net Initial Yield Equivalent Yield -2.83% Reversionary Yield (30/09/2022) 5.00% 5.66% Reflecting a capital value per sq ft of £2,017 per sq m (£187 per sq ft). We have been provided with a Reinstatement Cost Assessment summary prepared by Arcadis. ESTIMATED The total reinstatement costs equal £5,164,900. The summary is not dated. REINSTATEMENT COST ASSESSMENT (RCA) We are of the opinion that the subject property has a remaining economic life of 25 years. REMAINING ECONOMIC LIFE 378

PROPERTY ID: 34 - Portland Commercial Estate
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 **FINAL**

Portland Commercial Estate - Barking, IG11 0TW, United Kingdom






United Kingdom
Isle of Man
Dublin
Manchester
Ireland
Birmingham
Hamburg
Amsterdam
Netherlands
London
Brussels
Cologne
Belgium
Luxembourg
Paris
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google, Inst. Geogr. Nacional


Woodward Rd
Rippleside Cemetery
Alfreds Way
A13
Asda Dagenham Superstore
Renwick Rd
Thames Rd
London Sustainable Industries Park
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	19,900,000
Market Value (per sq ft)	220
Net Initial Yield	2.50%
Reversionary Yield	5.09%
Equivalent Yield	4.79%
Gross Income (p.a.)	533,843
Gross Income (p.a.) (per sq ft)	6
*Adj. Gross Income	533,843
Adj. Gross Income (per sq ft)	6
Net Income (p.a.)	533,843
Net Income (p.a.) (per sq ft)	6
Gross Rental Value	1,086,205
Gross Rental Value (per sq ft)	12
Capital Expenditure	-97,355
Transaction Costs	6.75%
Over / Under Rented	-34.89%

KEY FACTS

Metric	Value
Total Area (sq ft)	90,517
WAULT to Break by Rent	3.96
WAULT to Break by ERV	3.97
WAULT to Expiry by Rent	3.96
WAULT to Expiry by ERV	3.97
Percentage of Vacancy (Area)	24.52%
Percentage of Vacancy (ERV)	24.52%
Number of Tenants	10
Tenure	Freehold
Expiry Voids (months)	6

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
Amber Bakery	4.54	4.54	20,412	129,999	244,944	24.4%
Brooks Bros (London) Ltd	6.32	6.32	9,695	78,280	116,340	14.7%
Bangladesh Corporation UK	1.51	1.51	8,477	75,000	101,724	14.0%
Amblex Ltd	0.23	0.23	9,702	75,000	116,424	14.0%
Aggregate UK	3.08	3.08	6,473	61,000	77,676	11.4%
Other	6.05	6.05	13,566	114,564	162,793	21.5%
Vacant	n/a	n/a	22,192	n/a	266,304	n/a
Total	3.97	3.97	90,517	533,843	1,086,205	100.0%

Printed 01/02/2021 13:25

379

CBRE

PROPERTY ID: 34—Portland Commercial Estate ON BEHALF OF: BAML VALUATION DATE: 30-Sep-2020 FINAL RENT EXPIRY PROFILE 140,000 24.35% 120,000 100,000 80,000 60,000 o 40,000 20,000 0 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+ Year LEASE LENGTHS GROUPED ... By Area, to break By Area, to expiry â– Vacant â– < 1yr â– 1-3 yrs â– 3-6 yrs â– 6-9 yrs â– > 9 yrs Printed 01/02/2021 13:25 380 CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

PORTLAND COMMERCIAL ESTATE, BARKING, IG11 0TW

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
NICK HEWITT MRICS	23/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS

- Located in close proximity to Central London.
- Established industrial location
- Reversionary estate

WEAKNESSES

- Compact central access road through estate

OPPORTUNITIES

- Let two current vacant units

THREATS

- Market deterioration due to Covid-19.

LOCATION & SITUATION

LOCATION & SITUATION

Barking is a major commercial and industrial centre, located approximately 9 miles to the east of central London. The town benefits from excellent road links, with easy access to the A13 providing access to Central London to the West and the M25 (Junction 30) to the east.

Barking mainline railway station and underground (District and Hammersmith & City lines) provide a regular service to London Fenchurch Street with a journey time of approximately 14 minutes. London City Airport is located 5.5 miles to the South West.

The property is situated on Ripple Road, in the immediate proximity to the A13, accessible from the westbound carriageway.

PROPERTY DESCRIPTION

DESCRIPTION

The estate was built in 1990 and is comprised of 12 units which vary in size from 6,500 sq ft to 11,500 sq ft. The 11 units line a central access road which leads to parking at the rear of the estate. There is also additional parking at the front of the estate.

Each unit has a loading door and a canopy whilst the elevations consist of part brick and part profile metal steel cladding. There is additional piece of land behind the adjacent petrol station which is currently used for open storage.

BUILDING AGE

Circa 1990s

381

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

SITE AREA

Approximately 3.85 acres (1.56 ha).

ACCOMMODATION

As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area Basis (GIA).

FLOOR / UNIT	USE	SQ M	SQ FT
Bangladesh Corporation UK	Warehouse	788	8,477
Amblex Ltd	Warehouse	901	9,702
Brooks Bros (London) Ltd	Warehouse	901	9,695
Vacant	Warehouse	974	10,480
Vacant	Warehouse	1088	11,712
Total Tools	Warehouse	637	6,857
Lee Broom	Warehouse	623	6,709
Aggregate UK	Warehouse	601	6,473
Amber Bakery	Warehouse	601	6,473
Amber Bakery	Warehouse	601	6,473
Amber Bakery	Warehouse	694	7,466
TOTAL		8,409	90,517

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a technical due diligence report prepared by Arcadis dated 21st August 2020. The report confirms the property is generally in good condition with the exception of isolated areas of cracking. The cost to repair the cracking is £100,000 of which £25,000 is recommended to be spent immediately. We have not included this notional sum in our valuation.

The asset appeared to be in a reasonable state of repair at the time of inspection.

ENVIRONMENTAL CONSIDERATIONS

We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have been provided with a Phase 1 Environmental Report prepared by Nova Ambiente dated October 2020. The report confirms the level of environmental risk associated with the site is low for the current use. Additionally, the report recommends the site owner should carry out asbestos surveys for the Units 4 and 5 which are currently vacant.

TENURE

We have been informed that the estate is held freehold.

We have been provided with a report on title by Herbert Smith Freehills LLP with the third draft dated 14th January 2021. The report confirms the property has a good and marketable title.

382

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

VALUATION CONSIDERATIONS

MARKETABILITY AND POTENTIAL PURCHASERS

Should this property be brought to the market, we believe there would be a significant level of interest in the asset and would like sell to a wider variety of investors including, Prop Co's, REITS and Pension Funds.

MARKETING PERIOD

We are of the opinion that 12 months should be allowed to find a willing buyer.

EXPOSURE PERIOD

12 months.

CURRENT VOID PERIODS

6 months on the two vacant units.

COSTS AND ADJUSTMENTS

Legal and Letting fees at 15% of Market Rent once both units have been let.

OPINION OF MARKET RENT

In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Unit 8, Lyon Business Park, Barking	Warehouse	March 2020	2,200	Confidential	5	-	£13.25
IO Centre, Unit 3	Warehouse	July 2020	6,699	Mastercrate Limited	10	5 years	£12.24
Unit 4, Ajax Works, Hertford Road, Barking	Warehouse	May 2019	4,832	Bonlea Engineering	3	-	£12.48
Units 3&4, Segro Park Rainham	Warehouse	April 2019	36,000	Mitsubishi	15	-	£10.25

Comparison to Subject

Comparable 1: Smaller unit so rent adjusted for quantum. Would expect subject property to achieve a lower rent.

Comparable 2: Recently refurbished. Superior property

Comparable 3: Superior location.

Comparable 4: Inferior location.

Taking the above transactions into consideration, we have adopted the following Market Rent;

- Units 1-11: £12.00 per sq ft headline rent.

383

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

OPINION OF YIELD

In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
Subject property	April 2020	90,518	-	£533,842	£19.9m	
DHL, Barking	April 2019	114,981	2.00	£841,661	£24.26 (3.25%)	Bought by Valor Real Estate Partners.
IO Centre, Barking	U/O	25,676	7.73	£297,073	*3.75%	*We understand the property is currently under offer at 3.75%
Unit B, Circular 13, Gascoigne Road, Barking	December 2019	38,929	2.5	£454,000	£11.66 (3.65%)	

Comparison to Subject

Comparable 1: We understand the property is under offer and due to complete at a purchase price of £19.9 million. The subject property is its own best evidence.

Comparable 2: Shorter WAULT, inferior property.

Comparable 3: Less reversionary than subject property.

Comparable 4: Shorter WAULT, inferior property.

Taking the above transactions into consideration, we have applied an equivalent yield of 4.79% to the passing rent.

VALUATION METHODOLOGY:
MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- Passing rent of £533,843 which equates to £5.60 per sq ft.
- Market Rent of £1,086,205 which equates to £12.00 per sq ft
- For both vacant units we have included, legal and letting fees of at 15% of Market Rent which have been deducted as a capital costs. We have also included a 6 month void and 6 month free. The same assumptions have been applied to the unit currently occupied by Amblex Ltd which is due to expire in December 2020.
- We have capitalised the passing rent at an Equivalent Yield of 4.79% which produces a rounded value of:

£19,900,000 (Nineteen Million Nine Hundred Thousand Pounds) exclusive of VAT

Net Initial Yield	2.50%
Equivalent Yield	4.79%
Reversionary Yield	5.09%

Reflecting a capital value of £2,368.15 per sq m (£220.00 per sq ft)

384

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 VALUATION In arriving at our opinion of Vacant Possession Value we have had regard to the market METHODOLOGY: adopting the following inputs and rationale; VACANT â– We have assumed the property is vacant and non-income producing. POSSESSION VALUE â– We have applied a Market Rent of £1,086,205 which equates to £12.00 per sq ft â– We have applied a 6 month void and 6 month rent free to each unit. We have also included legal and letting fees at 15% of Market Rent and deducted as a capital cost. â– We have applied an equivalent yield of 5.25%. £18,110,000 (Eighteen Million One Hundred and Ten Thousand Pounds) exclusive of VAT Equivalent Yield 5.25% Reversionary Yield 5.53% Reflecting a capital value of £2,152.86 per sq m (£200.00 per sq ft). ESTIMATED We have been provided with a Reinstatement Cost Assessment summary prepared by Arcadis. REINSTATEMENT The total reinstatement costs equal £9,669,850. The summary is not dated. COST ASSESSMENT (RCA) REMAINING ECONOMIC LIFE We are of the opinion that the subject property has a remaining economic life of 25 years. 385

PROPERTY ID: 35 - Letchworth Industrial Estate
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 FINAL

Letchworth Industrial Estate - Letchworth, SG6 1FF, United Kingdom


dpd




Glasgow
Edinburgh
United Kingdom
Isle of Man
Dublin
Ireland
Manchester
Birmingham
London
Amsterdam
Netherlands
Hamburg
Brussels
Cologne
Belgium
Luxembourg
Paris
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google, Inst. Geogr. Nacional


Norton Common
Sainsbury's
Letchworth Garden City
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	14,100,000
Market Value (per sq ft)	156
Net Initial Yield	4.53%
Reversionary Yield	4.77%
Equivalent Yield	4.73%
Gross Income (p.a.)	679,995
Gross Income (p.a.) (per sq ft)	8
*Adj. Gross Income	679,995
Adj. Gross Income (per sq ft)	8
Net Income (p.a.)	679,995
Net Income (p.a.) (per sq ft)	8
Gross Rental Value	714,867
Gross Rental Value (per sq ft)	8
Capital Expenditure	0
Transaction Costs	6.73%
Over / Under Rented	-4.88%

KEY FACTS

Metric	Value
Total Area (sq ft)	90,302
WAULT to Break by Rent	5.13
WAULT to Break by ERV	5.13
WAULT to Expiry by Rent	5.98
WAULT to Expiry by ERV	6.02
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	4
Tenure	Long Leasehold
Expiry Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
Tyco Fire & Integrated Solutions	5.13	5.13	74,816	563,850	587,108	82.9%
Titan Logistics	5.13	10.13	15,486	116,145	127,759	17.1%
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
Other	-	-	-	-	-	-
Vacant	n/a	n/a	-	n/a	-	n/a
Total	5.13	6.02	90,302	679,995	714,867	100.0%

Printed 01/02/2021 13:25
386
CBRE

PROPERTY ID: 35 - Letchworth Industrial Estate
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 FINAL


RENT EXPIRY PROFILE
Gross Rent
600,000
500,000
400,000
300,000
200,000
100,000
0
82.92%
17.08%
0.00%
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+
Year


LEASE LENGTHS GROUPED ...
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
By Area, to break
By Area, to expiry
Vacant
< 1yr
1-3 yrs
3-6 yrs
6-9 yrs
> 9 yrs

Printed 01/02/2021 13:25
387
CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

LETCHWORTH INDUSTRIAL ESTATE, LETCHWORTH GARDEN CITY, SG6 1FF

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
JOHN O'NEILL MRICS	22/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
▪ Modern units with a good specification. ▪ Fully occupied with 5.13 years unexpired term. ▪ Established industrial location. ▪ Strong demand for multi-let industrial estates in the South East.	▪ Whilst situated within close proximity to the A1(M), it is approached through the town centre. ▪ Shared entrance/access may deter some occupiers.

OPPORTUNITIES	THREATS
▪ Agree upcoming Rent Reviews with Tyco Fire & Integrated Solutions at our opinion of Market Rent.	▪ Tyco Fire & Integrated Solution are no longer occupying the units due to the units being surplus to requirements, despite continuing to pay the rents. May look to assign or vacate. ▪ General economic uncertainty due to Covid-19. ▪ Market susceptible to change.

LOCATION & SITUATION

LOCATION & SITUATION

The subject property is situated in Letchworth Garden City, a town in Hertfordshire approximately 52.60km (33 miles) north of Central London. Stevenage is south with Luton to the west.

The subject is within the established Letchworth Industrial estate comprising occupiers such as Aztek Logistics Limited, Altro Limited and DPD Logistics. Whilst the immediate surrounding area comprises industrial and trade counters, the wider surrounding area is residential.

Whilst Letchworth Industrial Estate is situated to the west of the A1(M) and to the north of the B656, access to the A1(M) is via Junction 9 approximately 1.90km south or via

388

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

Junction 10 3.25km north. The approach to the subject estate is via local roads through the town centre and could be seen problematic for HGV's.

PROPERTY DESCRIPTION

DESCRIPTION

The subject comprises a terrace of 3 industrial warehouse units occupied by one tenant with a standalone industrial warehouse opposite. The units share the access and benefit from a loading area to each unit.

During our inspection, we were only able to gain access to Unit 2, occupied by DPD.

The units are fitted to a good modern standard of steel portal frame clad with profiled steel sheeting extending to the roof.

Unit 2 (DPD) benefits from 6m eaves with halogen lights and 3 up and over roller shutter doors. There are also two storey offices that are fitted to a good condition.

BUILDING AGE

2015

SITE AREA

3.049 ha (7.53 acres)

ACCOMMODATION

As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

FLOOR / UNIT	USE	SQ M	SQ FT
Unit 1	Warehouse	1,353	14,567
Unit 2	Warehouse	1,439	15,486
Unit 3	Warehouse	2,797	30,111
Unit 4	Warehouse	2,800	30,138
TOTAL		8,389	90,302

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We only able to gain access to Unit 2.

We have not been provided with a building report produced by Arcadis dated August 2020. The report concludes that the estate was constructed in 2015 and that the general condition of the units is considered to be good, in line with what is expected for its age.

The report goes on to say that the tenants are fulfilling their repairing obligations in accordance with leases, although the internal finishes of Unit 2 appear worn.

Roof leaks have been reported to Units 1, 3 and 4 although this issue is likely to be rectified by the tenant.

The external areas are in good condition, albeit some isolated areas of cracked concrete.

389

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 ENVIRONMENTAL We have not completed any investigations in relation to the presence or potential presence of CONSIDERATIONS contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value. We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. We have been provided with a Phase 1 Environmental Report produced by Nova Ambiente dated October 2020. The report states that the site was formerly used as a coal-fired power station up to 1971 and a gas-fired power station from 1971 to 1995. The site was cleared in 2007 with the existing development being constructed in 2015. The report goes on to state that no significant environmental issues have been identified in relation to the current site use. Although the site is not registered as contaminated land, there is the potential for residual contamination to present due to its former use as a Power Station, recent findings concluded there were no widespread contamination issues. The report concludes that the environmental risk is acceptably low with no further environmental investigation required. The Environmental Report states that a Flood Risk Assessment & Drainage Strategy produced by RLE in May 2014 stated that the site is within a low risk Flood Zone 1 area with risk of flooding of less than 1 in 1000 year event. The Environmental Report produced by Nova Ambiente does state a small part of the service yard and footprint of Units 1 and 2 are designated as having high risk of flooring from surface water, with a chance of flooding greater than 3.3%. TENURE We have been provided with a draft Certificate of Title. The title states that the Property benefits from an number of easements, such as allowing entry into such part of Letchworth Garden City Centre Heritage Foundation’s adjoining service road lying to the west of the Property. All other easements are not considered onerous. The property is held leasehold from 24 July 2008 for a term of 150 years having approximately 137 years unexpired with a peppercorn ground rent paid annually. There does not appear to be any onerous clauses within the lease. We do not consider this to have any adverse impact on the value. Units 1, 3 and 4 are let to Tyco Fire & Integrated Solutions on separate leases but same terms with lease commencing 16 December 2015 expiring 15 December 2025 incorporating a rent review at the 5th anniversary. The passing rent is £113,850 per annum (£7.63 per sq ft), £225,000 (£7.47 per sq ft) and £225,000 (£7.47 per sq ft) for each unit respectively. Unit 2 is let to Titan Logistics (t/a DPD) on a lease commencing 15 November 2015 expiring 14 November 2020 incorporating a rent review in November 2020 and a tenant break option in November 2025. The passing rent is £116,145 per annum (£7.50 per sq ft). 390

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 VALUATION CONSIDERATIONS MARKETABILITY AND POTENTIAL There has been increasingly positive investor sentiment towards the industrial sector over the last PURCHASERS few years, this has not been slowed by the rise of COVID-19. Purchaser demand will likely be seen from high net worth individuals, REIT’s or property investment funds. We believe the property’s location in the South East within close proximity to the Al (M) and its WAULTC of 5.98 years let to strong covenants will attract significant investor interest if brought to market. We consider a sale would be achievable within a 6-12 month marketing period. MARKETING PERIOD We are of the opinion that 6 to 12 months should be allowed to find a willing buyer. EXPOSURE PERIOD Exposure Time is an estimate of how long the property would have had to be marketed in the past in order to achieve the market value (as a sale price) today. Exposure Time is backward looking. Marketing Period is forward looking. Often these estimates are the same, unless economic conditions have changed/are changing. As an example, perhaps the market was previously significantly oversupplied, and the exposure time might have been, say 24 months due to limited investor interest. But, now, if market occupancies have stabilized and investors are competing for deals, the marketing time might only be 6 months. 6-12 months. CURRENT VOID None. Should the units fall vacant we would anticipate marketing periods of 6 months before PERIODS achieving a new letting. COSTS AND As each tenant has in excess of 5 years unexpired term, we have not allowed for any void costs. ADJUSTMENTS OPINION OF In formulating our opinion of Market Rent we have researched the local market and where MARKET RENT appropriate spoken with in house agency teams. Due to the very limited stock available within the immediate vicinity, there has been few letting transactions completed. We have therefore considered slightly dated transactions in close proximity making necessary adjustments. We have had regard to the following transactions; 391 CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Iceni Court, Icknield Way, Letchworth	Warehouse	August 2019	11,066	AFE Group	10 years	N/A	£88,528 (£8.00)
Unit 26 Woodside Industrial Park, Letchworth	Warehouse	June 2019	8,385	City Plumbing	10 years	5 years	£60,780 (£7.25)
Unit 5, G Park Biggleswade	Warehouse	February 2020	60,913	Seewoo Foods Ltd	10 years	N/A	£472,075 (£7.75)
6-8 Eldon Way, Biggleswade	Industrial	November 2019	22,295	Private individual	3 years	N/A	£142,668 (£6.40)

Comparison to Subject

Comparable 1: Secondary unit with good parking. Limited loading area. The subject units are better quality.

Comparable 2: End of terrace secondary unit. Lease renewal. Lends itself to more trade counter use. Despite the subjects being larger, we would expect them to achieve a higher rate per sq ft to reflect that they are better and more modern units.

Comparable 3: Modern style distribution unit. Slightly inferior location to the north of the subject property. Larger.

Comparable 4: Two combined secondary units. Inferior location and units. Let on a short lease term.

Taking the above transactions into consideration, we have adopted the following Market Rent;

- Units 1 & 2: £8.25 sq ft headline
- Units 3 & 4: £7.75 sq ft headline

OPINION OF YIELD

In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

392

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
Hubert Road, Brentwood	August 2020	43,203	8.67	£246,964	£7,720,000 (4.40%)	3 units fully let to 2 tenants.
Centro, Hemel Hempstead	July 2020	62,984	9.5	£678,840	£14,900,000 (4.27%)	Four modern units let to strong covenants. Fully let.
IO Centre, Barking	October 2020*	25,676	11.14**	£297,073	£7,420,000 (3.75%)	*Gone under offer. **7.73 years WAULTC.
Viper Industrial Estate, Romford	September 2020 *	43,419	9.55**	£437,531	£9,125,000 (4.50%)***	*Understood be under offer. **7.84 years WAULTC ***Quoting price. Offers received in excess of quoting.

Comparison to Subject

Comparable 1: Three warehouse units fully let to two tenants. Similar covenant strength. Better location than the subject closer to London. Longer WAULT.

Comparable 2: Four units ranging from 10,814 sq ft to 25,528 sq ft fully let to Ambulance Service, DHL and Gyron Internet. Similar location. Strong covenants. Longer WAULT.

Comparable 3: Three modern warehouse units each let to seprate tenants. Reasonable covenant strength. Far superior location closer to Central London. Longer WAULT.

Comparable 4: 3 modern industrial units fully let to three tenants. Understood to be under offer in excess of quoting. Better location closer to London. Longer WAULT.

Taking the above transactions into consideration, we have adopted the following capitalisation rates;

- 4.75% Equivalent Yield

VALUATION METHODOLOGY:
MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- Valuation date of 30 September 2020.
- Current passing rent of £679,995 per annum.
- Market Rent of £714,867 per annum.
- Each lease has in excess of 5 years unexpired, we have not allowed for any void periods or void costs.
- We have adopted an Equivalent Yield of 4.75% across the whole.

£14,100,000 (Fourteen Million One Hundred Thousand Pounds) exclusive of VAT

Net Initial Yield	4.53%
Equivalent Yield	4.73%
Reversionary Yield	4.77%

Reflecting a capital value per sq ft of £1,674.34 per sq m (£155.55 per sq ft).

393

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 VALUATION In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting METHODOLOGY: the following inputs and rationale; VACANT POSSESSION â– We have assumed the property is vacant and non-income producing. VALUE â– We have applied a Headline Market Rent as per the breakdown detailed above, which reflects a total of £714,867 per annum. â– We have applied a 6-month letting void on each unit. We have applied a 6 month rent free to each unit assuming a 10 year term certain. â– We have not applied empty rates as we assume letting will complete within 6 months however, we have allowed for letting fees based on 15% of Market Rent for each unit. â– We have applied an Equivalent Yield of 5.00%. £12,590,000 (Twelve Million Five Hundred and Ninety Thousand Pounds) exclusive of VAT Equivalent Yield 5.00% Reversionary Yield 5.25% Reflecting a capital value per sq ft of £1,500.93 per sq m (£139.44 per sq ft). The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor ESTIMATED have we carried out a full Reinstatement Cost Assessment. We have however, been provided REINSTATEMENT with a schedule of RCA’s for the subject property produced by Arcadis dated July 2020. For COST indicative purposes only and based on the schedule provided, we estimate that the reinstatement ASSESSMENT cost for the buildings for loan security purposes would be £8,137,400 on a day one basis including (RCA) fees but excluding VAT and inflation. These figures should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out. We are of the opinion that the subject property has a remaining economic life of 25 years. REMAINING ECONOMIC LIFE 394 CBRE

PROPERTY ID: 36 - Juniper Park, Southfields MV
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 **FINAL**

Juniper Park, Southfields MV - Basildon, SS15 6DT, United Kingdom






United Kingdom
Isle of Man
Dublin
Manchester
Ireland
Hamburg
Birmingham
Amsterdam
London
Netherlands
Brussels
Cologne
Belgium
Luxembourg
Paris
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google, Inst. Geogr. Nacional


Dunton Campus, Ford Britain
unton ford link
Victoria Park
A127
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	32,000,000
Market Value (per sq ft)	115
Net Initial Yield	4.70%
Reversionary Yield	7.07%
Equivalent Yield	6.50%
Gross Income (p.a.)	1,655,974
Gross Income (p.a.) (per sq ft)	6
*Adj. Gross Income	1,655,974
Adj. Gross Income (per sq ft)	6
Net Income (p.a.)	1,650,496
Net Income (p.a.) (per sq ft)	6
Gross Rental Value	2,485,227
Gross Rental Value (per sq ft)	9
Capital Expenditure	-1,084,156
Transaction Costs	6.77%
Over / Under Rented	-24.36%

KEY FACTS

Metric	Value
Total Area (sq ft)	277,610
WAULT to Break by Rent	2.97
WAULT to Break by ERV	3.00
WAULT to Expiry by Rent	4.21
WAULT to Expiry by ERV	4.20
Percentage of Vacancy (Area)	7.89%
Percentage of Vacancy (ERV)	11.90%
Number of Tenants	11
Tenure	Freehold
Expiry Voids (months)	6 to 12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
Schenker Ltd	3.73	3.73	87,040	590,300	767,001	35.6%
A Share & Sons Ltd t/a SCS	1.92	6.95	65,603	410,119	524,824	24.8%
Vanguard Logistics Services Ltd	2.79	2.79	61,079	351,200	458,092	21.2%
D G International Group Limited	4.03	4.03	30,061	120,400	248,003	7.3%
Robert Bosch Ltd	2.18	2.18	4,353	67,472	58,766	4.1%
Other	2.16	2.16	7,562	116,483	132,728	7.0%
Vacant	n/a	n/a	21,912	n/a	295,813	n/a
Total	3.00	4.20	277,610	1,655,974	2,485,227	100.0%

Printed 01/02/2021 13:26
395
CBRE

PROPERTY ID: 36 - Juniper Park, Southfields MV ON BEHALF OF: BAML VALUATION DATE: 30-Sep-2020 FINAL RENT EXPIRY PROFILE Year â– Vacant LEASE LENGTHS GROUPED ... â– < 1yr â–1-3 yrs â– 3-6 yrs â– 6-9 yrs â– > 9 yrs Printed 01/02/2021 13:26 396 CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

JUNIPER PARK, FENTON WAY, BASILDON, SS15 6TD

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
VIRGINIA WOODGER MRICS	24/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS

- Well configured Freehold site.
- Highly liquid industrial market in the south east.
- Proximity to road network with J29 of the M25 is 16.6 miles from the site.
- Basildon is a popular industrial location.
- 78.90% of the schemes income in underpinned by industrial occupiers who would be considered to be of good covenant strength.
- There is 360-degree vehicular access around the site.

WEAKNESSES

- The accommodation is still highly functional but dated and was constructed in the 1970's & 1980's.
- Significant capex over the next 10 years (£2,629,500) has been identified in order to bring the building into a sound state of repair.
- 7.9% of the scheme is vacant, with all of the vacant space located within the office element.
- The WAULT of the property is 4.2 years while the term certain is 3.0 years which places it under the ideal 5+ years threshold

OPPORTUNITIES

- Located on a freehold site which extends to 15.20 acres, representing longer term redevelopment opportunities.

THREATS

- Competition from modern industrial developments in the surrounding catchment.
- Threat of wider deterioration of the industrial market.
- Global Economic uncertainty from Covid 19.

LOCATION & SITUATION

LOCATION & SITUATION

Basildon is a commercial and industrial centre in the East of England. The town benefits from excellent road and rail communications with the M25 just 5.5 miles to the West and a regular train service taking approximately 30 minutes to central London.

Juniper park is located in the West of Basildon and benefits from direct access to the A127 (an M25 arterial road) as well as being a short distance from Laindon train station. The M1 motorway providing access to the North is 40 miles East via the M25 and the M20 to Dover is just 18 miles to the South.

397

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY DESCRIPTION

DESCRIPTION

Juniper Park comprises a industrial and office estate extending to 277,610 sq ft over 15.22 acres and it the site of the former Gordon's Gin distillery and was constructed in the 1970's and 80's.

Units 1(C2), 2 and 3B are constructed of dual pitched steel portal frames, clad externally with precast concrete panelling at ground floor level with coated profiled metal sheet cladding above. Within the rear elevations there are a series of sectional roller shutter doors for each loading bay.

Roof coverings consist of coated profiled metal sheeting, interspersed with rooflights and set behind parapets. Where there are flat roof coverings on Unit 1(C1) and Juniper place these are a combination of liquid applied overcoatings and built up bitumen felt membranes.

Unit 1(C1), Juniper Place and Mayne House are assumed to be constructed from reinforced concrete framed construction with reinforced concrete floors. Unit 1 (C1) and Juniper Place are clad externally with a combination of brickwork and precast concrete panelling. Mayne House is clad externally with precast reinforced concrete spandrel panelling and roof parapets.

Units 1 (C1) & (C2), 2 and 3B external walls are comprised of full height brickwork. Flooring is a mixture of fair face concrete floor slabs. However, Unit 2 has terrazzo tiling throughout the warehouse area.

The office spaces to Unit 1 (C1), Juniper Place and Mayne House comprise a mixture of suspended and plasterboard ceilings, plastered masonry walls, studwork partitioning lined with plasterboard and proprietary partitioning. Floor finishes are a mixture of carpet tiling, vinyl sheeting and marble tiling.

WC facilities for all buildings consist of cubicles which are either tiled or have laminated partitioning and doorsets.

Mayne House office building is provided with a 4-pipe fan coil system and is serviced by two passenger lifts.

BUILDING AGE

Built 1984 c. 36 years

SITE AREA

6.16 hectares (15.22 acres)

ACCOMMODATION

As instructed, we have relied upon floor areas within the tenancy schedule provided by the Borrower, which we have assumed to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

FLOOR / UNIT	USE	SQ M	SQ FT
D G International Group Limited	Warehouse	2,792.76	30,061
A Share & Sons LTD t/a SCS	Warehouse	6,094.72	65,603
Vanguard Logistics Services LTD	Warehouse	5,674.43	61,079
Schenker Ltd	Warehouse	6,892.39	74,189

398

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

Schenker Ltd	Office	775.83	8,351
Vacant	Office	1,532.90	16,500
Schenker Ltd	Office	418.06	4,500
Robert Bosch Ltd	Office	404.41	4,353
Vacant	Office	394.56	4,247
Johnson Controls Building Efficiency UK Ltd	Office	409.52	4,408
Bertrandt UK Limited	Office	293.02	3,154
Vacant	Office	108.23	1,165
McKay Brothers Communications Limited	Telecoms	-	-
Vigilant Infrastructure UK Ltd (now DRW Holdings LLC)	Telecoms	-	-
Vacant	Site Office	-	-
Vacant	Office	-	-
TOTAL		25,804.77	277,610

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a Technical Due Diligence Report prepared by Arcadis dated September 2020.

The report concludes that "Generally, the building structure and fabric to all of the units is considered to be in a sound/fair condition and also appears to be well reasonably maintained by the tenants - with the exception of Unit 2, where we recommend that an Interim Schedule of Dilapidations is served so as to protect the landlord's position, given that lease end occurs in July 2023.

The tenants to Units 1(C1), 1(C2), 2 and 3B have all reported problems with roof leaks. This appears to be an ongoing issue with the current mitigation strategy being to carry out ad-hoc repairs. This could be continued into the medium term but in the longer term (year 6 onward), other options should be considered - for example, overcoating/overlaying or a complete strip-up and replacement of the roof coverings, parapets and guttering. The above approach could also be considered in relation to the plant room roof. Repairs and maintenance will be the responsibility of the tenant; however, the landlord may incur some costs at lease end to carry out repairs to any residual defects not satisfactorily addressed by the tenants.

The internal common parts to Mayne House and Juniper Place are maintained by the landlord, with a proportion of costs recoverable from each tenant via the service charge."

The Report highlights Capex required on the part of the landlord for the next ten years on the basis of the following breakdown: Immediate (£20,000), 2-5 Years (£747,000) 6-10 years (£1,862,500) £2,629,500 in total.

We have applied explicit costs for the works deemed as being required in the immediate to 2-5 term (£767,000) and have applied a cost as an allowance for an annual sinking fund/ongoing maintenance.

399

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 ENVIRONMENTAL We have not completed any investigations in relation to the presence or potential presence of CONSIDERATIONS contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value. We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. We have been provided with a Phase 1 Environmental Summary carried out by Ambiente Ltd dated September 2020. The report concludes “The level of environmental risk associated with the current use of the site is assessed to be acceptably low and no further environmental investigation or assessment is considered necessary prior to acquisition.” TENURE We have been provided with a draft Certificate of Title, prepared by Herbert Smith Freehills, dated 19 October 2020. The Certificate confirms that the property is held under freehold title, EX243648 (15.20 acres) and that the company and good and marketable title to the property. VALUATION CONSIDERATIONS MARKETABILITY On the basis of the quantum of the scheme, it’s 15.20-acre site and that almost 80% of its income AND POTENTIAL is underpinned by strong tenants, there would be significant interest from investors given the PURCHASERS current level of tenant demand in the marketplace. Investors would necessarily build in void holding costs and capital costs of letting the vacant elements and they would also discount the yield from an occupied and let position. There is likely to be significant investor interest from a range of purchasers including property companies and selected institutions. The lot size of the subject property puts it somewhat out of the scope of private investors. MARKETING PERIOD We are of the opinion that 12 to 24 months should be allowed to find a willing buyer. EXPOSURE PERIOD 9 months. CURRENT VOID Industrial, fully let. Offices - 12 months PERIODS COSTS AND ADJUSTMENTS Industrial Units: We have applied expiry voids of 6 months to the units with unexpired terms of less than 5 years and assumed renewal incentives in the form of 3 month rent free period. Office Space: We have applied expiry voids of 12 months and renewal incentives in the form of a 6-month rent free period. On the vacant elements we have applied a letting void of 12 months and rent-free period of 6 months We have applied empty rates for the duration the void periods. Empty rates have been calculated at 51.20% of the annual market rent of the units, incurred quarterly until the end of the void period. 400 CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

In the absence of a confirmed service charge budget to date, we have applied £0.25 per sq ft per annum service charge shortfalls for the duration of the void periods.

We have assumed Letting and Legal fees at 15% of the market rent for each unit.

OPINION OF MARKET RENT

In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Unit 1 – Juniper Park Basildon	Industrial	October 2019	30,061	DG International Group Limited	5	none	£248,500 (£8.00)
Juniper Park Basildon	GF Office	November 2019	8,351	Schenker Ltd	5	none	£112,739 (£14.55)
Mayne House, Juniper Park Basildon	Office	November 2019	4,500	Schenker Ltd	5	none	£60,750 (£13.50)
Festival 57, Festival Way, Basildon	Industrial	October 2019	56,850	Xpand Logistics Limited	10	none	£525,863 (£9.25)

Comparison to Subject

Comparable 1: Most recent industrial letting within the subject property. The tenant is on half rent for 18 months. In terms of our approach to ERV for this unit we have made an adjustment for quantum, as the unit is approx. 50% smaller than the neighbouring units.

Comparable 2: Represents one of the two most recent letting in the scheme to the same occupier Schenker. The Ground Floor unit is located adjacent to their industrial unit and has its own entrance.

Comparable 3: Representative of a letting of office space within Mayne House on the subject property.

Comparable 4: Similar unit size to the subject and comparable location. Modern building. Let to a Logistic s operator.

Taking the above transactions into consideration, we have adopted the following Market Rent;

- Unit 1: £8.25 sq ft headline
- Unit 2: £8.00 sq ft headline
- Unit 3: £7.50 sq ft headline
- Unit 4: £8.00 sq ft headline
- Offices: £13.50 per sq ft headline

OPINION OF YIELD

In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

401

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
Juniper Park, Fenton Way, Basildon	October 2020	277,760	4.2 (3.0) WAULTC	£1,730,415	32,724,000 (4.79%)	The Subject Property
62& 75 – Boxset, Basildon	June 2020	136,576	n/a	n/a	£19,540,000 (VP)	2 Industrial Warehouses, 12m eaves and 5 dock level loading doors
Quarry Wood Industrial Estate, Mills Road, Aylesford	July 2020	458,000	2.19	£2,310,000	£38,005,000 (5.69% NIY)	Total site area 16 acres
Units 1 & 2, Maxmoor House, Dartford	September 2020	118,373	3.00	£1,044,580	Quoting £19,575,000 (5.00% NIY)	Constructed early 1980's

Comparison to Subject

Comparable 1: This is the sale of the subject property which provides the most useful evidence for what the asset would likely achieve if put for sale on the open market at the valuation date.

Comparable 2: Sold with vacant possession. The site was bought and developed by Wrenbridge in 2018. Sold to Legal & General UK.

Comparable 3: The Quarry Wood Industrial Estate extends to a site area of 16 acres and it an older style industrial estate. Represents £2,375,000 per acre and with short dated income would suggest that the estate was acquired for its latent redevelopment prospects.

Comparable 4: Maxmoor House Dartford came onto the market in September 2020 and shares a number of characteristics with the subject property: constructed in the 1980's it provides warehouse and ancillary office accommodation. It is multilet and shares a similar term certain to the subject. Current rent passing represents £8.24 per sq ft.

Taking the above transactions into consideration, we have adopted a capitalisation rate of 6.51% (Equivalent Yield).

VALUATION METHODOLOGY: MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- The property is held freehold.
- Our opinion of ERV is £2,485,227 per annum.
- Industrial Units: We have applied expiry voids of 6 months to the units with unexpired terms of less than 5 years and assumed renewal incentives in the form of 3 month rent free period.
- Office Space: We have applied expiry voids of 12 months and renewal incentives in the form of a 6-month rent free period. On the vacant elements we have applied a letting void of 12 months and rent-free period of 6 months
- We have applied empty rates for the duration of the void periods.
- We have applied £0.25 per sq ft per annum service charge shortfalls for the duration of the void periods.
- We have assumed Letting and Legal fees at 15% of the market rent for each unit.
- We have capitalised the income at an equivalent yield of 6.50%.

402

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 After the deduction of purchasers’ costs, our opinion of the property is £32,000,000 exclusive of VAT. This gives a Capital Value of £114.84 per sq ft. We have included a total capex sum of £767,000 for works required in the immediate term and from years 2-5. £32,000,000 (Thirty Two Million Pounds) exclusive of VAT Net Initial Yield 4.70% Equivalent Yield 6.49% Reversionary Yield (29/05/2026) 7.07% Reflecting a capital value per sq ft of £1,236.12 per sq m (£114.84 per sq ft). VALUATION In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting METHODOLOGY: the following inputs and rationale; VACANT POSSESSION â– We have made the Special Assumption that the property is vacant at the valuation date. VALUE â– The property is held freehold. â– Our opinion of ERV is £2,485,227 per annum. â– Industrial Units: We have applied current voids of 6 months and incentives in the form of 3 month rent free period. â– Office Space: We have applied current voids of 12 months and rent-free period of 6 months . â– We have applied empty rates for the duration the void periods. â– We have applied £0.25 per sq ft per annum service charge shortfalls for the duration of the void periods. â– We have assumed Letting and Legal fees at 15% of the market rent for each unit. â– We have capitalised the income at an equivalent yield of 7.50%. â– We have applied standard purchasers’ costs. £27,190,000 (Twenty Seven Million One Hundred and Ninety Thousand Pounds) exclusive of VAT Equivalent Yield 7.50% Reversionary Yield 8.23% Reflecting a capital value per sq ft of £1,053.67 per sq m (£97.89 per sq ft). The Property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only, we ESTIMATED estimate that the reinstatement cost for the building for loan security purposes would be REINSTATEMENT £40,728,000 on a day one basis including fees but excluding VAT and inflation. These figures COST should be compared with the current sum insured and if a material discrepancy exists we suggest ASSESSMENT (RCA) that a full Reinstatement Cost Assessment is carried out. 403 CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 REMAINING We are of the opinion that the subject property has a remaining economic life of 25 ECONOMIC LIFE years. 404

PROPERTY ID: 38 - DSV, Kingsbury Link
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 **FINAL**

DSV, Kingsbury Link - Tamworth, B78 2EX, United Kingdom





Glasgow
Edinburgh
United Kingdom
Isle of Man
Dublin
Ireland
Manchester
Birmingham
Amsterdam
Netherlands
London
Brussels
Cologne
Belgium
Luxembourg
Paris
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google, Inst. Geogr. Nacional


FREASLEY
M42
NR ATHERSTONE
Piccadilly
Wood End
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	18,750,000
Market Value (per sq ft)	88
Net Initial Yield	6.12%
Reversionary Yield	5.92%
Equivalent Yield	5.75%
Gross Income (p.a.)	1,225,000
Gross Income (p.a.) (per sq ft)	6
*Adj. Gross Income	1,225,000
Adj. Gross Income (per sq ft)	6
Net Income (p.a.)	1,225,000
Net Income (p.a.) (per sq ft)	6
Gross Rental Value	1,185,000
Gross Rental Value (per sq ft)	6
Capital Expenditure	0
Transaction Costs	6.74%
Over / Under Rented	3.38%

KEY FACTS

Metric	Value
Total Area (sq ft)	213,868
WAULT to Break by Rent	3.27
WAULT to Break by ERV	3.27
WAULT to Expiry by Rent	3.27
WAULT to Expiry by ERV	3.27
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	Freehold
Expiry Voids (months)	9

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
DSV Road Limited	3.27	3.27	213,868	1,225,000	1,185,000	100.0%
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
Other	-	-	-	-	-	-
Vacant	n/a	n/a	-	n/a	-	n/a
Total	3.27	3.27	213,868	1,225,000	1,185,000	100.0%

Printed 01/02/2021 13:26

405

CBRE

PROPERTY ID: 38 - DSV, Kingsbury Link
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 FINAL


RENT EXPIRY PROFILE
Gross Rent
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
100.00%
0.00%
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038+
Year


LEASE LENGTHS GROUPED ...
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
By Area, to break
By Area, to expiry
Vacant
< 1yr
1-3 yrs
3-6 yrs
6-9 yrs
> 9 yrs

Printed 01/02/2021 13:26
406
CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

DSV, KINGSBURY LINK, TRINITY ROAD, TAMWORTH

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
NICHOLAS AGER MRICS	18/09/2020	30/09/2020	DISTRIBUTION WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS

- Good location with reasonable access to the national motorway network.
- Let to a good covenant.
- The property has a good eaves height and is partly cross docked.
- Good demand for distribution warehouse investments.

WEAKNESSES

- The property has an irregular L-shaped configuration.
- Not an immediate motorway location.
- Let with a short unexpired term (3.27 years).
- The property appears to be slightly over rented (3.38%).

OPPORTUNITIES

- Regear and extend the lease term.
- Potential to extend the unit slightly.

THREATS

- Potentially significant capex at lease expiry as the lease is subject to a schedule of condition.

LOCATION & SITUATION

LOCATION & SITUATION

Tamworth is situated in Staffordshire and lies to the north east of the West Midlands conurbation. The town lies approximately 25.7 km (16.0 miles) north east of Birmingham, 46.7 km (29.0 miles) south of Derby and 48.3 km (30.0 miles) west of Leicester.

Tamworth benefits from good road communications and is situated adjacent to Junction 10 of the M42 motorway and its intersection with the A5. The M42 provides access to the M6, M1, M40 and M5 and M6 Toll motorways. Tamworth is served by the national rail network and has a fastest journey time to London Euston of 1 hour 20 minutes.

The subject Property is situated at Kingsbury Link, a small industrial/warehousing development off Trinity Road, approximately 1.5 miles south west of Junction 10 of the M42 and 3.5 miles south east of Tamworth town centre. The property sits adjacent to large sites occupied by TNT and RTI.

407

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY DESCRIPTION

DESCRIPTION

The property comprises an L-shaped distribution warehouse, which we understand was originally constructed in 1998 and extended in 2010. It includes three storey integral offices.

The property is of steel portal frame construction with three bays to the original build and three to the extension. The elevations are clad with profile metal as is the roof, which incorporates roof lights. The eaves height to both the original bays and extension is approximately 12.12m. The warehouses is served by a total of 44 dock loading doors (of which one is an internal bay) and five level access doors. The original warehouse includes loading doors to both sides. Internally lighting is provided by fluorescent strips and there is no heating or sprinkler system. Two large canopies are situated on either side of the warehouse. The original warehouse includes two small mezzanine areas.

The three storey offices are situated to the roadside of the original warehouse and include a small entrance/reception area. The offices are largely open plan and the ground floor includes a drivers area with rest rooms, showers and toilets. The first and second floors include a basic refurbished specification with raised access floors, suspended ceilings and recessed lighting. Heating is provided by wall mounted radiators.

Externally the property includes two tarmac surfaced car parking areas either side of the road entrance. A gatehouse with separate barrier controlled entrance and exit provides access to the two yard areas. The main yard is broadly rectangular with a concrete surface and is floodlit and drained. It includes lorry parking areas as well as a large surface mounted diesel tank with adjacent fuel pumps and red diesel tank. A smaller northern yard is situated to the other side of the original warehouse. A small strip of undeveloped land is situated to the south of the extension,

BUILDING AGE

Built in 1997 and extended in 2008.

SITE AREA

4.78 ha (11.81 acres)

ACCOMMODATION

As instructed, we have relied upon floor areas provided in an Area Referencing Report, prepared by Lane & Frankham, dated August 2020 Ref. LF2895, which we understand to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

FLOOR / UNIT	USE	SQ M	SQ FT
Ground	Warehouse	15,320.8	164,912
Ground	Offices	1,039.5	11,189
First	Offices	885.4	9,530
Second	Offices	883.7	9,512
TOTAL		18,129.4	195,143

Additionally the property includes two canopy areas, which are not included in the Area Referencing Report. We have taken the floor areas for these from the Valuation Office Agency Website entry and which total 1,739.61 sq m (18,725 sq ft) (5,974 sq ft and 12,751 sq ft).

408

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 STATE OF REPAIR CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been provided with a Technical Due Diligence report prepared by Arcadis dated 10 August 2020. The report states that overall, the property is in a fair condition commensurate with its age and use and the tenant has maintained the property to a reasonable standard. There is some general wear and tear to the office and warehouse areas. The report identifies that the property is let on FRI terms but limited to a Schedule of Condition which highlights numerous defects to the yard, cladding, roof, warehouse slab and offices. The report identifies repairing issues including cut edge corrosion; impact damage and solar degradation to profile cladding; cracking to the concrete yard slab as well as poor condition of the ground floor offices. During our inspection we noted a wide gap between concrete slabs adjacent to the diesel tank in the yard that appears to be due to subsidence. We recommend that this is investigated further to ensure it is not an ongoing issue or related to historic mining activity in the area. The report identifies total landlord’s repairing costs of £906,880 excluding fees, the majority of which are in years 2-5. We have not explicitly reflected these in our opinion of Market Value as we are of the opinion a perspective purchaser would not do so given that the tenant may well renew or extend their lease. ENVIRONMENTAL CONSIDERATIONS We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value. We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. We have been provided with a Phase 1 Environmental Report carried out by Ambiente Group UK Ltd dated June 2019. The report assesses that the level of environmental risk associated with the site is assessed to be acceptably low for the current use and no further environmental investigation or assessment is considered necessary prior to acquisition. Furthermore the report states on the basis of the information provided for review, subject to the implementation of the recommendations outlined and continued current use, the site can be considered acceptable security for funding from an environmental standpoint. According to Ambiente the site was formerly developed with infrastructure (railway sidings) relating to a coal mine to the adjacent south west. It is understood that the site was subject to reclamation works in relation to the colliery and that site observations (from former site investigations) confirmed that “the majority of colliery waste has been removed” predevelopment. A c.40,000 litre diesel tank has been used to refuel the fleet since development (which has been disused for 2-3 years, with the tank remaining in-situ). The report refers to a CON29M Coal Mining Report (dated July 2020), which states that the property is in a surface area that could be affected by underground mining in 3 seams of coal at 200m to 310m depth, and last worked in 1978. The property is not within a surface area that could be affected by present underground mining and no future underground coal mining is planned. According to the report there are no known coal mine 409

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION 30/09/2020 DATE: entries within, or within 20m of, the boundary of the property and no former opencast mining has been undertaken at the site. According to the report the property has an EPC with a rating of D76. The report states that according to the Gov.UK interactive long term flood risk maps, the property is located in an area designated as having a very low risk of flooding from rivers or the sea. The chance of flooding each year is less than 1 in 1000 (0.1%). TENURE We have been provided with a draft Certificate of Title prepared by Herbert Smith FreehilIs LLP. We understand that the property is held freehold under title WK388482. The Certificate states that pursuant to a conveyance dated 21 January 1987 made between National Coal Board and CP Holdings Limited that part of the property together with the disused mine shafts there were reserved to the Board all interests of the Board in any mines (other than the shafts mentioned), beds and seams of coal and minerals and all necessary rights to mine such deposits and except as provided by the Coal Mining (Subsidence) Act 1957 the Board is not liable to make good or compensate any loss or damage caused by such operations. We understand form the certificate that the Board have not exercised any mining rights at the property. The property benefits from two title indemnity policies dated 23 December 2013. The first being Chancel Repair liability insurance with an original limit of indemnity of £1 m, increasing by 5% per annum for the first 10 years. A second title indemnity policy covers freehold restrictive covenants and/or unknown rights, easements, agreements, conditions, stipulations imposed before the policy date which are still subsisting and capable of being enforced or are contravened by the insured use. The limit of indemnity is £13,066,000 increasing by 5% of the original amount per annum on each of the first ten anniversaries. An additional title indemnity policy, dated 2 September 2020, covers the property and an adjoining property for a defective title due to missing deeds with an indemnity limit of £26,850,000. According to the Certificate the property is let to DSV Road Limited and guaranteed by DSV Road Holding A/S for a term of 10 years from 6 January 2014 and expiring 5 January 2024. The current passing rent is £1,225,000 per annum and there are no further rent reviews. We understand that the property is subject to a schedule of condition. We have been provided with a Legal Overview Report prepared by Osborne Clarke, which states that “The Chargee may have to provide a deed of covenant in favour of The Coal Board in respect of restrictive covenants relating to the protection of mine shafts situated on the Property”. The Coal Mining Report referred to above however says that there are no known coal mine entries within, or within 20m of, the boundary of the property. VALUATION CONSIDERATIONS MARKETABILITY The property is let with three years unexpired to a reasonable covenant. It occupies a reasonably AND POTENTIAL good location with good access to Junction 10 of the M42. It has an unusual irregular PURCHASERS configuration, which may deter some occupiers and investors. The property is considered to be slightly over rented. There is currently strong demand for distribution warehouse investments in good locations. We would anticipate good investment demand from property companies and specialist industrial/logistics funds. MARKETING PERIOD We are of the opinion that six months should be allowed to find a willing buyer. 410

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

EXPOSURE PERIOD	6 months.
CURRENT VOID PERIODS	Not applicable.
COSTS AND ADJUSTMENTS	We have not made any cost adjustments in forming our opinion of Market Value.
OPINION OF MARKET RENT	In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Lloyds Transport, Relay Park,	Distribution	February 2020	85,000	Lloyds Transport	10	N/A	£6.75
CLX, Core 42, Tamworth	Distribution	April 2019	160,825	Greencore	10	N/A	£6.50
Hub 120, Birmingham	Distribution	Available	119,499	Beeswift	16	10 years	£6.25 Headline
Ace135, Relay Park, Tamworth	Distribution	Available	135,595	-	-	-	Q £6.75

Comparison to Subject

Comparable 1: The comparable is a well specified modern warehouse in a prime location adjacent to J10 of the M42. We are of the opinion that the subject property would achieve a lower rent given its distance from the motorway location and irregular configuration.

Comparable 2: This letting at Core 42 comprises a brand new distribution warehouse with a superior specification including 12m eaves and 14 dock loading doors. It is located closer to J10 of the M42 and as such it would achieve a higher rate.

Comparable 3: Hub 120 is a new build distribution warehouse let with a commencing rent of £6.25 per sq ft rising at 2.5% p.a. to £6.25 per sq ft in year five. The tenant received 10 months rent free. The subject property would achieve a lower headline rate.

Comparable 4: Ace135 is a new build distribution warehouse adjacent to J10 of the M42 with 12m eaves and 12 dock loading doors. This property would achieve a higher rent per sq ft.

Taking the above transactions into consideration, we have adopted a Market Rent of £1,185,000, equating to;

- Warehouse and offices: £6.00 sq ft headline
- Canopies: £0.75 sq ft headline

411

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

OPINION OF YIELD

In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
DHL, Unit 3220 Magna Park, Lutterworth	Jan 2020	159,956	3.00	£980,699	£15.9M (5.78%)	Sold by Picton to CCLA. Built 1989 with 10m eaves and 30 dock doors.
Barson Global Logistics, Prologis Park, Coventry	July 2020	73,000	5.00	£507,350	£8.20M (5.80)	Sale & leaseback. Built in 2006 with 10m eaves.
Wincanton, Gloucester	Oct 2020	241,505	3.30	£1,440,000	£22.0M (6.13%)	Sold by Railways Pension Fund to Exeter Property Group
ZF Services, Eldon Way, Crick	Dec 2019	96,210	0.42	£495,000	£7.10M (6.60% NIY)	Sold to Revelan. Built in 1993 with 10m eaves and 6 dock doors. The tenant was vacating.

Comparison to Subject

Comparable 1: The property is of a similar age with a similar unexpired term. The comparable is let to a stronger tenant and occupies a slightly superior location.

Comparable 2: This property is let with a longer unexpired term. It is also a more regular property occupying a superior location.

Comparable 3: This property is of a similar age and let with a similar unexpired term. It occupies an inferior location but has a more regular configuration.

Comparable 4: Whilst this property is of a similar age it is let with a much shorter unexpired term and the tenant was vacating at lease expiry.

Taking the above transactions into consideration, we have adopted an equivalent yield of 5.75%.

VALUATION METHODOLOGY:
MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- A current rent of £1,225,000 per annum.
- A headline Market Rent of £1,185,000 per annum.
- An expiry void of nine months to reflect the headline Market Rent adopted.
- An equivalent yield of 5.75%.
- Once purchaser's costs of 6.74% are deducted our opinion of Market Value is £18,750,000, which reflects an initial yield of 6.12% and £87.67 per sq ft.

£18,750,000 (Eighteen Million Seven Hundred and Fifty Thousand Pounds) exclusive of VAT

Net Initial Yield	6.12%
Equivalent Yield	5.75%
Reversionary Yield (06/10/2024)	5.92%

Reflecting a capital value per sq ft of £943.67 per sq m (£87.67 per sq ft) (including canopies).

412

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

VALUATION METHODOLOGY: VACANT POSSESSION VALUE	In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting the following inputs and rationale; ▪ We have assumed the property is vacant and non-income producing. ▪ We have applied a Headline Market Rent as per the breakdown detailed above, which reflects a total of £1,185,000 per annum. ▪ We have applied a 15-month letting void. We have applied a 9 month rent free assuming five years term certain. ▪ Empty rates are deducted for the marketing void, deferred 6 months for rates relief, and also letting fees based on 15% of Market Rent. ▪ We have deducted the capex identified in the building survey plus 15% for professional fees, totalling £1,042,912. ▪ We have applied an equivalent yield of 6.25%. **£14,270,000 (Fourteen Million Two Hundred and Seventy Thousand Pounds)** exclusive of VAT Equivalent Yield 6.25% Reversionary Yield 7.20% Reflecting a capital value per sq ft of £718.17 per sq m (£66.72 per sq ft) (including canopies).
ESTIMATED REINSTATEMENT COST ASSESSMENT (RCA)	We have been provided with a Reinstatement Cost Assessment prepared by Arcadis, dated 2 September 2020. The Arcadis Reinstatement Cost is **£20,159,700** on a day one basis including fees but excluding VAT and inflation.
REMAINING ECONOMIC LIFE	We are of the opinion that the subject property has a remaining economic life of 25 years.

413

CBRE

PROPERTY ID: 39 - Titan House, Kingsbury Link
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020

FINAL

Titan House, Kingsbury Link - Tamworth, B78 2EX, United Kingdom







Glasgow
Edinburgh
United Kingdom
Isle of Man
Dublin
Manchester
Ireland
Birmingham
Amsterdam
Netherlands
London
Brussels
Cologne
Belgium
Luxembourg
Paris
Google
Map data ©2021 GeoBasis-DE/BKG (©2009), Google, Inst. Geogr. Nacional



FREASLEY
M42
NR ATHERSTONE
Piccadilly
Wood End
Google
Map data ©2021

VALUATION METRICS

(currency - GBP)

Metric	Value
Market Value	8,100,000
Market Value (per sq ft)	91
Net Initial Yield	6.51%
Reversionary Yield	5.95%
Equivalent Yield	5.75%
Gross Income (p.a.)	562,272
Gross Income (p.a.) (per sq ft)	6
*Adj. Gross Income	562,272
Adj. Gross Income (per sq ft)	6
Net Income (p.a.)	562,267
Net Income (p.a.) (per sq ft)	6
Gross Rental Value	514,100
Gross Rental Value (per sq ft)	6
Capital Expenditure	0
Transaction Costs	6.67%
Over / Under Rented	9.37%

KEY FACTS

Metric	Value
Total Area (sq ft)	89,408
WAULT to Break by Rent	2.71
WAULT to Break by ERV	2.71
WAULT to Expiry by Rent	4.71
WAULT to Expiry by ERV	4.71
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	Leasehold
Expiry Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sq ft)	Rent	ERV	% of rent
RTI International Metals Limited	2.71	4.71	89,408	562,272	514,100	100.0%
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
-	-	-	-	-	-	
Other	-	-	-	-	-	-
Vacant	n/a	n/a	-	n/a	-	n/a
Total	2.71	4.71	89,408	562,272	514,100	100.0%

Printed 01/02/2021 13:26

414

CBRE

PROPERTY ID: 39 - Titan House, Kingsbury Link
ON BEHALF OF: BAML
VALUATION DATE: 30-Sep-2020 FINAL


RENT EXPIRY PROFILE
Gross Rent
600,000
500,000
400,000
300,000
200,000
100,000
0
100.00%
0.00%
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038+
Year


LEASE LENGTHS GROUPED ...
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
By Area, to break
By Area, to expiry
Vacant
< 1yr
1-3 yrs
3-6 yrs
6-9 yrs
> 9 yrs

Printed 01/02/2021 13:26
415
CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

PROPERTY REPORT

TITAN HOUSE, KINGSBURY LINK, TRINITY ROAD, TAMWORTH

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE:
NICHOLAS AGER MRICS	18/09/2020	30/09/2020	INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS

- Good location with reasonable access to the national motorway network.
- Let to a good covenant.
- A well configured unit with good car parking and a good yard.
- Good demand for industrial investments.

WEAKNESSES

- The property has a low eaves height and would not suit warehouse operators given the low loading door provision.
- Not an immediate motorway location.
- Let with a short unexpired term certain (2.71 years).
- The property is considered to be over rented (9.37%).

OPPORTUNITIES

- Potentially negotiate the removal of the tenant's break option.

THREATS

- The tenant exercises their break option in 2023.
- The tenant does not fully utilise the whole of the property.
- Potentially significant capex at lease expiry as the lease is subject to a schedule of condition.

LOCATION & SITUATION

LOCATION & SITUATION

Tamworth is situated in Staffordshire and lies to the north east of the West Midlands conurbation. The town lies approximately 25.7 km (16.0 miles) north east of Birmingham, 46.7 km (29.0 miles) south of Derby and 48.3 km (30.0 miles) west of Leicester.

Tamworth benefits from good road communications and is situated adjacent to Junction 10 of the M42 motorway and its intersection with the A5. The M42 provides access to the M6, M1, M40 and M5 and M6 Toll motorways. Tamworth is served by the national rail network and has a fastest journey time to London Euston of 1 hour 20 minutes.

The subject Property is situated at Kingsbury Link, a small industrial/warehousing development off Trinity Road, approximately 1.5 miles south west of Junction 10 of the

416

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

M42 and 3.5 miles south east of Tamworth town centre. The property sits adjacent to a large sites occupied by DSV and close to a large TNT depot.

PROPERTY DESCRIPTION

DESCRIPTION

The property comprises an industrial unit with adjoining two storey office block dating from the 1990s.

The property is of two bay steel portal frame construction. The elevations are clad with profile metal as is the roof, which has no roof lights. The eaves height is approximately 6.0m. It is served by four dock loading doors and two large level access doors. Internally lighting is provided by LED lamps and there is no heating or sprinkler system. To the front of the warehouse are ground floor offices together with workshop, stores and a canteen. The tenant has installed mezzanine offices above these.

The adjoining two storey office block is of steel framed construction with brick elevations. Internally it includes a reception area to the ground floor. Both floors are largely open plan with solid carpeted floors, perimeter trunking, suspended ceilings and recessed lighting. Heating is provided by wall mounted radiators.

Externally the property includes a large tarmac surfaced car parking to the front which has shared access with the yard. The yard is situated to the side of the warehouse and has a largely tarmac covered surface. It is floodlit and drained.

BUILDING AGE

Built in 1995.

SITE AREA

2.28 ha (5.63 acres)

ACCOMMODATION

As instructed, we have relied upon floor areas provided in an Area Referencing Report, prepared by Plowman Craven, dated August 7 July 2020 Ref. 45455, which we understand to have been calculated in accordance with the RICS Code of Measuring Practice (6th Edition) on a Gross Internal Area (GIA) basis.

FLOOR / UNIT	USE	SQ M	SQ FT
Ground	Warehouse	6,957.0	74,884
Ground	Offices	899.4	9,681
First	Offices	449.9	4,843
TOTAL		8,306.3	89,408

Additionally there is a mezzanine area above the ground floor warehouse offices detailed in the Report, which extends to 437.8 sq m (9,555 sq m)

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes.

We have been provided with a Vendor's Building Survey Report, dated 5 August 2020 (Ref 89162/RB/RH). report prepared by Malcolm Hollis LLP dated August 2019. Malcolm Hollis state that they see no reason to advise against proceeding with the proposed purchase of this building. They state that the property is now circa 25 years old and there are some

417

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 maintenance works which will require to be programmed and addressed, particularly to the external building fabric over the next five years. The report identifies some repairing issues including, minor roof leaks, damaged cladding, isolated areas where fire stopping is missing and also localised damage to the car park surface. We understand that the property is let with a schedule of condition. The report identifies total landlord’s non-recoverable repairing costs totalling £472,665, of which none are immediate but £178,130 in Years 2-5 and £294,535 in years 6-10. We have not explicitly reflected these in our opinion of Market Value as we are of the opinion a perspective purchaser would not do so given the tenant may well not exercise theire break option in 2023. We have not completed any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient ENVIRONMENTAL to affect value. CONSIDERATIONS We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. We have been provided with a Review of Phase I Environmental Assessment: RTI International, Kingsbury Link, Trinity Road, Piccadilly. Ramboll, July 2020 prepared by Nova Ambiente. This report provides an overview of the Phase I Environmental Assessment: RTI International, Kingsbury Link, Trinity Road, Piccadilly. Ramboll, July 2020, report. The review report states that based on the available information and given its setting and use the site is considered to be of low-moderate risk in respect of the potential for ground contamination to be identified as a risk to ongoing current use or environmental receptors. According to the report the majority of the site was labelled as part of a larger disused colliery spoil tip (1970s). Two basins were later present (1970s) which may relate to extraction of fireclay. The facility currently located on site produces metal titanium parts, predominantly within the defence sector. Storage of chemicals and raw materials used in the processes e.g. titanium, metalworking fluids and coolants, lubricants and oily waste water, is undertaken on-site. According to the Ramboll report based on a DSV Transport Ltd, Coal Authority Report, 2007 the last coal mining occurred in the area in 1978 within 3 seams of coal at 200 - 310 metres deep. No current or future coal mining activity is expected to occur, and no subsidence, ground gas or remedial works were highlighted in the report. The flood risk map states the site is in a very low risk area (each year this area has a chance of flooding of less than 0.1%). According to the building survey the property has a current EPC with a rating of C59. We have been provided with a draft Certificate of Title prepared by Herbert Smith Freehills LLP. We understand that the property is held leasehold under title WK388482. The Certificate states that the property is held for a term for 999 years from 22 June 2000 at a fixed rent of £5.00 per annum. The lease contains an option for the Tenant to purchase the freehold, exercisable from TENURE 22 June 2021 to 21 June 2101 for £1. The Certificate states that pursuant to a conveyance dated 21 January 1987 made between National Coal Board and CP Holdings Limited that part of the property together with the disused mine shafts there were reserved to the Board all interests of the Board in any mines

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

(other than the shafts mentioned), beds and seams of coal and minerals and all necessary rights to mine such deposits and except as provided by the Coal Mining (Subsidence) Act 1957 the Board is not liable to make good or compensate any loss or damage caused by such operations. We understand form the certificate that the Board have not exercised any mining rights at the property.

The property benefits from two title indemnity policies. The first dated 25 April 2014 being Chancel Repair liability insurance with a limit of indemnity of £1m. A second title indemnity policy dated 2 September 2020 covers the property and an adjoining property for a defective title due to missing deeds with an indemnity limit of £26,850,000.

According to the Certificate the property is let to RTI International Metals Limited for a term of 5 years from 17 June 2020 and expiring 16 June 2025. The tenant has a break option on 16 June 2023 on six months' notice. If the tenant does not exercise their break option they receive three months rent free. The current passing rent is £562,272 per annum and there are no rent reviews. We understand that the property is subject to a schedule of condition.

We have been provided with a Legal Overview Report prepared by Osborne Clarke, which states that "The Chargee may have to provide a deed of covenant in favour of The Coal Board in respect of restrictive covenants relating to the protection of mine shafts situated on the Property". The Ramboll report referred to above does not mention any coal mining entries within the boundary of the property.

VALUATION CONSIDERATIONS

MARKETABILITY AND POTENTIAL PURCHASERS	The property is let with 2.75 years unexpired to a reasonable covenant. It occupies a reasonably good location with good access to Junction 10 of the M42. The property has relatively low eaves, which will likely restrict demand to industrial uses as opposed to warehousing. This is likely to reduce its investment appeal compared to distribution warehouse investments. The property is considered to be over rented. There is currently good demand for industrial investments in good locations. We would anticipate reasonable investment demand from property companies and specialist industrial funds.
MARKETING PERIOD	We are of the opinion that six months should be allowed to find a willing buyer.
EXPOSURE PERIOD	Six months
CURRENT VOID PERIODS	Not applicable
COSTS AND ADJUSTMENTS	We have not made any cost adjustments in formaing our opinion of Market Value.
OPINION OF MARKET RENT	In formulating our opinion of Market Rent we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

419
CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

OCCUPATIONAL EVIDENCE & COMPARISON

Property Address	Use	Date	Area (Sq Ft)	Tenant	Lease Length (years)	Break	Rent £ pa (sq ft)
Lloyds Transport, Relay Park,	Distribution	February 2020	85,000	Lloyds Transport	10	N/A	£6.75
CLX, Core 42, Tamworth	Distribution	April 2019	160,825	Greencore	10	N/A	£6.50
Hub 120, Birmingham	Distribution	Available	119,499	Beeswift	16	10 years	£6.25 Headline
Ace135, Relay Park, Tamworth	Distribution	Available	135,595	-	-	-	Q £6.75

Comparison to Subject

Comparable 1: The comparable is a well specified modern warehouse in a prime location adjacent to J10 of the M42. We are of the opinion that the subject property would achieve a lower rent given its distance from the motorway location and inferior specification.

Comparable 2: This letting at Core 42 comprises a brand new distribution warehouse with a superior specification including 12m eaves and 14 dock loading doors. It is located closer to J10 of the M42 and has a far superior specification and as such it would achieve a higher rate.

Comparable 3: Hub 120 is a new build distribution warehouse let with a commencing rent of £6.25 per sq ft rising at 2.5% p.a. to £6.25 per sq ft in year five. The tenant received 10 months rent free. The subject property would achieve a lower headline rate.

Comparable 4: Ace135 is a new build distribution warehouse adjacent to J10 of the M42 with 12m eaves and 12 dock loading doors. This property would achieve a higher rent per sq ft.

Taking the above transactions into consideration, we have adopted a Market Rent of £514,100 per annum, equating to £5.75 per sq ft. We have not applied a rate to the mezzanine offices.

OPINION OF YIELD

In formulating our opinion of Market Value we have researched the local market and where appropriate spoken with in house agency teams. We have had regard to the following transactions;

420

CBRE

PROJECT NAME: UNITED IV
ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH
VALUATION DATE: 30/09/2020

INVESTMENT EVIDENCE & COMPARISON

Property Address	Date	Area (Sq Ft)	WAULT (Years)	Passing Rent £ pa	Purchase Price £ (NIY)	Comments
DHL, Unit 3220 Magna Park, Lutterworth	Jan 2020	159,956	3.00	£980,699	£15.9M (5.78%)	Sold by Picton to CCLA. Built 1989 with 10m eaves and 30 dock doors.
Barsan Global Logistics, Prologis Park, Coventry	July 2020	73,000	5.00	£507,350	£8.20M (5.80)	Sale & leaseback. Built in 2006 with 10m eaves.
Wincanton, Gloucester	Oct 2020	241,505	3.30	£1,440,000	£22.0M (6.13%)	Sold by Railways Pension Fund to Exeter Property Group
ZF Services, Eldon Way, Crick	Dec 2019	96,210	0.42	£495,000	£7.10M (6.60% NIY)	Sold to Revelon. Built in 1993 with 10m eaves and 6 dock doors. The tenant was vacating.

Comparison to Subject

Comparable 1: The property is of a similar age with a similar unexpired term. The comparable however has a superior specification, is let to a stronger tenant and occupies a slightly superior location.

Comparable 2: This property is let with a longer unexpired term. It also has a superior specification and occupies a superior location.

Comparable 3: This property is of a similar age and let with a similar unexpired term. It occupies an inferior location but has a superior specification.

Comparable 4: Whilst this property is of a similar age it is let with a shorter unexpired term and the tenant was vacating at lease expiry.

Taking the above transactions into consideration, we have adopted an equivalent yield of 5.75%.

VALUATION METHODOLOGY:
MARKET VALUE

In arriving at our opinion of Market Value we have had regard to the market evidence above in comparison to the subject property. We have adopted the following inputs and rationale;

- We have reflected the leasehold tenure and deducted the ground rent of £5 per annum.
- A current gross rent of £562,272 per annum.
- A headline Market Rent of £514,100 per annum.
- An expiry void of 12 months to reflect the headline Market Rent adopted.
- An equivalent yield of 5.75%.
- Once purchaser's costs of 6.67% are deducted our opinion of Market Value is £8,100,000, which reflects an initial yield of 6.51% and £90.60 per sq ft.

£8,100,000 (Eight Million One Hundred Thousand Pounds) exclusive of VAT

Net Initial Yield	6.51%
Equivalent Yield	5.75%
Reversionary Yield (20/10/2028)	5.95%

Reflecting a capital value per sq ft of £975.21 per sq m (£90.60 per sq ft).

421

CBRE

PROJECT NAME: UNITED IV ON BEHALF OF: BANK OF AMERICA MERRILL LYNCH VALUATION DATE: 30/09/2020 VALUATION In arriving at our opinion of Vacant Possession Value we have had regard to the market adopting METHODOLOGY: the following inputs and rationale; VACANT â– We have assumed the property is vacant and non-income producing. POSSESSION VALUE â– We have applied a Headline Market Rent as detailed above, which reflects a total of £514,100 per annum. â– We have applied an 18 month letting void. We have applied a 6 month rent free assuming five years term certain. â– Empty rates are deducted for the marketing void, deferred 6 months for rates relief, and also letting fees based on 15% of Market Rent. â– We have included the capex identified in the building survey up to year 5 totalling £178,130. â– We have applied an equivalent yield of 6.75%. £5,840,000 (Five Million Eight Hundred and Forty Thousand Pounds) exclusive of VAT Equivalent Yield 6.75% Reversionary Yield 7.93% Reflecting a capital value per sq ft of £703.44 per sq m (£65.32 per sq ft). ESTIMATED We have been provided with a Reinstatement Cost Assessment prepared by Arcadis, dated 6 REINSTATEMENT August 2020. The Arcadis Reinstatement Cost is £10,093,300 on a day one basis including fees COST ASSESSMENT but excluding VAT and inflation. (RCA) REMAINING ECONOMIC LIFE We are of the opinion that the subject property has a remaining economic life of 25 years. 422

PART VII

APPENDICES

APPENDICES	423

Appendix A Valuation Printout

424

REPORT Valuation Summary

Report Date	25 January 2021
Valuation Date	30 September 2020

Portfolio

Name	BAML - United IV MV
Gross Valuation			£455,884,368

Capital Costs			-£5,855,961
Net Value Before Fees			£450,028,408

Less Acquisition costs			-£28,296,701
Net Valuation			£421,731,707
		Say	£422,025,000

Equivalent Yield			5.5636%
True Equivalent Yield			5.7556%
Initial Yield (Deemed Rent)			4.2334%
Initial Yield (Contracted Rent)			4.1638%
Reversion Yield			5.3884%

Running Yields

Date	Gross Rent	Net Rent	Annual	Quarterly
30-Sep-2020	£19,904,378	£19,299,271	4.2334%	4.3478%
19-Oct-2020	£19,846,953	£19,241,846	4.2208%	4.3345%
25-Oct-2020	£19,850,503	£19,245,396	4.2216%	4.3353%
31-Oct-2020	£19,901,833	£19,296,726	4.2328%	4.3472%
01-Nov-2020	£19,387,033	£18,743,494	4.1115%	4.2193%
15-Nov-2020	£19,410,291	£18,766,752	4.1166%	4.2247%
16-Nov-2020	£19,443,991	£18,800,452	4.1240%	4.2325%
07-Dec-2020	£19,419,141	£18,775,602	4.1185%	4.2267%
11-Dec-2020	£19,497,936	£18,854,397	4.1358%	4.2449%
15-Dec-2020	£19,451,936	£18,808,397	4.1257%	4.2343%
16-Dec-2020	£19,466,893	£18,823,354	4.1290%	4.2378%
21-Dec-2020	£19,451,693	£18,808,154	4.1256%	4.2343%
25-Dec-2020	£19,328,248	£18,684,709	4.0986%	4.2057%
30-Dec-2020	£19,303,016	£18,616,506	4.0836%	4.1900%
01-Jan-2021	£19,112,361	£18,425,851	4.0418%	4.1460%
31-Jan-2021	£18,923,751	£18,237,241	4.0004%	4.1025%
12-Feb-2021	£18,926,512	£18,240,002	4.0010%	4.1031%
15-Feb-2021	£18,776,512	£18,090,002	3.9681%	4.0685%
01-Mar-2021	£18,797,207	£18,110,697	3.9727%	4.0733%
02-Mar-2021	£18,629,807	£17,943,297	3.9359%	4.0347%

Portfolio: BAML - United IV MV CIRCLE VISUAL INVESTOR 2.50.080

REPORT Valuation Summary

Report Date	25 January 2021
Valuation Date	30 September 2020

09-Mar-2021	£18,537,807	£17,851,297	3.9158%	4.0135%
15-Mar-2021	£18,587,407	£17,900,897	3.9266%	4.0249%
21-Mar-2021	£18,595,707	£17,896,773	3.9257%	4.0240%
25-Mar-2021	£18,589,741	£17,861,807	3.9181%	4.0159%
30-Mar-2021	£18,589,741	£17,314,509	3.7980%	3.8899%
01-Apr-2021	£18,755,584	£17,463,872	3.8308%	3.9243%
06-Apr-2021	£18,798,616	£17,506,904	3.8402%	3.9342%
19-Apr-2021	£18,867,526	£17,575,814	3.8553%	3.9500%
24-Apr-2021	£18,840,941	£17,549,229	3.8495%	3.9439%
30-Apr-2021	£19,092,128	£17,800,416	3.9046%	4.0018%
01-May-2021	£19,092,128	£17,711,384	3.8851%	3.9813%
04-May-2021	£18,977,128	£17,596,384	3.8598%	3.9548%
23-May-2021	£18,958,728	£17,577,984	3.8558%	3.9505%
09-Jun-2021	£18,921,428	£17,540,684	3.8476%	3.9420%
11-Jun-2021	£19,003,678	£17,622,934	3.8657%	3.9609%
20-Jun-2021	£18,982,929	£17,602,185	3.8611%	3.9561%
21-Jun-2021	£18,986,919	£17,606,175	3.8620%	3.9570%
30-Jun-2021	£19,038,789	£17,664,673	3.8748%	3.9705%
01-Jul-2021	£19,060,551	£17,686,435	3.8796%	3.9755%
12-Jul-2021	£19,180,951	£17,806,835	3.9060%	4.0032%
15-Jul-2021	£19,199,751	£17,825,635	3.9101%	4.0076%
28-Jul-2021	£19,170,751	£17,796,635	3.9038%	4.0009%
01-Aug-2021	£19,715,194	£18,341,078	4.0232%	4.1264%
03-Aug-2021	£19,679,090	£18,304,974	4.0153%	4.1181%
07-Aug-2021	£19,587,294	£18,213,178	3.9951%	4.0969%
20-Aug-2021	£19,566,545	£18,192,429	3.9906%	4.0921%
23-Aug-2021	£19,566,545	£18,179,957	3.9878%	4.0893%
27-Aug-2021	£19,409,840	£18,023,252	3.9535%	4.0531%
30-Aug-2021	£19,402,937	£18,016,349	3.9520%	4.0515%
07-Sep-2021	£19,453,067	£18,066,479	3.9630%	4.0631%
11-Sep-2021	£19,534,970	£18,148,382	3.9809%	4.0820%
20-Sep-2021	£19,534,970	£18,136,292	3.9783%	4.0792%
30-Sep-2021	£20,586,674	£20,046,066	4.3972%	4.5207%
01-Oct-2021	£20,350,699	£19,778,885	4.3386%	4.4588%
23-Oct-2021	£20,599,580	£20,027,766	4.3932%	4.5165%
24-Oct-2021	£20,630,840	£20,059,026	4.4000%	4.5237%
31-Oct-2021	£20,577,528	£20,005,714	4.3883%	4.5114%
01-Nov-2021	£20,683,046	£20,238,696	4.4394%	4.5654%
03-Nov-2021	£20,683,046	£20,214,540	4.4341%	4.5598%
07-Nov-2021	£20,640,546	£20,123,482	4.4142%	4.5387%
10-Nov-2021	£20,577,178	£20,060,114	4.4003%	4.5240%
23-Nov-2021	£20,602,122	£20,085,058	4.4057%	4.5298%
29-Nov-2021	£20,581,373	£20,064,309	4.4012%	4.5250%

Portfolio: BAML - United IV MV CIRCLE VISUAL INVESTOR 2.50.080	Page 2

REPORT Valuation Summary

Report Date	25 January 2021
Valuation Date	30 September 2020

15-Dec-2021	£20,551,065	£20,034,001	4.3945%	4.5179%
20-Dec-2021	£20,601,065	£20,084,001	4.4055%	4.5295%
21-Dec-2021	£20,601,065	£20,096,425	4.4082%	4.5324%
24-Dec-2021	£20,603,651	£20,099,011	4.4088%	4.5330%
25-Dec-2021	£20,730,925	£20,226,285	4.4367%	4.5625%
30-Dec-2021	£20,799,193	£20,334,209	4.4604%	4.5876%
01-Jan-2022	£20,799,193	£20,350,689	4.4640%	4.5914%
03-Jan-2022	£20,872,671	£20,424,167	4.4801%	4.6084%
07-Jan-2022	£20,874,771	£20,426,267	4.4806%	4.6089%
16-Jan-2022	£20,877,078	£20,425,017	4.4803%	4.6086%
20-Jan-2022	£20,880,178	£20,428,117	4.4810%	4.6093%
23-Jan-2022	£20,742,348	£20,290,287	4.4508%	4.5774%
24-Jan-2022	£20,633,214	£20,181,153	4.4268%	4.5521%
28-Jan-2022	£20,663,796	£20,211,735	4.4335%	4.5592%
03-Feb-2022	£20,712,108	£20,260,047	4.4441%	4.5704%
04-Feb-2022	£20,874,229	£20,422,168	4.4797%	4.6080%
15-Feb-2022	£21,131,528	£20,679,467	4.5361%	4.6677%
23-Feb-2022	£21,131,528	£20,691,939	4.5389%	4.6706%
02-Mar-2022	£21,409,358	£20,969,769	4.5998%	4.7351%
09-Mar-2022	£21,540,508	£21,100,919	4.6286%	4.7656%
20-Mar-2022	£21,564,687	£21,137,187	4.6365%	4.7741%
21-Mar-2022	£21,589,536	£21,162,036	4.6420%	4.7798%
25-Mar-2022	£21,650,396	£21,222,896	4.6553%	4.7940%
30-Mar-2022	£22,069,544	£21,911,261	4.8063%	4.9542%
01-Apr-2022	£22,093,813	£21,863,237	4.7958%	4.9431%
05-Apr-2022	£22,120,537	£21,889,961	4.8016%	4.9493%
16-Apr-2022	£22,120,537	£21,893,519	4.8024%	4.9501%
26-Apr-2022	£22,120,337	£21,893,319	4.8024%	4.9501%
03-May-2022	£22,120,337	£21,917,475	4.8077%	4.9557%
10-May-2022	£22,175,978	£21,939,297	4.8125%	4.9608%
18-May-2022	£22,015,978	£21,779,297	4.7774%	4.9235%
20-May-2022	£22,040,922	£21,804,241	4.7828%	4.9293%
27-May-2022	£22,205,462	£21,968,781	4.8189%	4.9676%
29-May-2022	£22,230,360	£21,993,679	4.8244%	4.9735%
02-Jun-2022	£22,241,210	£22,004,529	4.8268%	4.9760%
16-Jun-2022	£22,265,310	£22,028,629	4.8321%	4.9816%
25-Jun-2022	£22,330,510	£22,093,829	4.8464%	4.9968%
27-Jun-2022	£22,312,421	£22,075,740	4.8424%	4.9926%
30-Jun-2022	£22,439,000	£22,224,120	4.8749%	5.0272%
01-Jul-2022	£22,877,547	£22,662,667	4.9711%	5.1295%
16-Jul-2022	£22,936,247	£22,721,367	4.9840%	5.1432%
23-Jul-2022	£22,936,247	£22,681,175	4.9752%	5.1338%
24-Jul-2022	£22,936,247	£22,635,863	4.9653%	5.1233%

Portfolio: BAML - United IV MV CIRCLE VISUAL INVESTOR 2.50.080	Page 3

REPORT Valuation Summary

Report Date	25 January 2021
Valuation Date	30 September 2020

28-Jul-2022	£22,937,189	£22,636,805	4.9655%	5.1235%
30-Jul-2022	£22,958,933	£22,658,549	4.9702%	5.1286%
07-Aug-2022	£23,005,843	£22,705,459	4.9805%	5.1395%
11-Aug-2022	£23,011,087	£22,710,703	4.9817%	5.1407%
18-Aug-2022	£23,020,490	£22,680,542	4.9751%	5.1337%
01-Sep-2022	£23,053,292	£22,713,344	4.9823%	5.1414%
03-Sep-2022	£23,034,416	£22,694,468	4.9781%	5.1369%
12-Sep-2022	£23,050,436	£22,710,488	4.9816%	5.1407%
19-Sep-2022	£22,953,436	£22,613,488	4.9604%	5.1180%
28-Sep-2022	£22,957,923	£22,617,975	4.9613%	5.1191%
30-Sep-2022	£23,871,423	£23,531,475	5.1617%	5.3326%
01-Oct-2022	£23,871,423	£23,634,973	5.1844%	5.3569%
02-Oct-2022	£23,707,594	£23,471,144	5.1485%	5.3185%
23-Oct-2022	£23,845,424	£23,608,974	5.1787%	5.3508%
24-Oct-2022	£24,006,344	£23,769,894	5.2140%	5.3885%
31-Oct-2022	£24,064,544	£23,828,094	5.2268%	5.4021%
01-Nov-2022	£24,042,456	£23,806,006	5.2219%	5.3969%
07-Nov-2022	£24,042,456	£23,854,564	5.2326%	5.4083%
26-Nov-2022	£24,043,256	£23,855,364	5.2328%	5.4085%
04-Dec-2022	£23,975,784	£23,786,803	5.2177%	5.3924%
06-Dec-2022	£23,953,696	£23,764,715	5.2129%	5.3873%
09-Dec-2022	£23,998,796	£23,809,815	5.2228%	5.3978%
15-Dec-2022	£24,033,396	£23,844,415	5.2304%	5.4059%
21-Dec-2022	£24,038,298	£23,849,317	5.2314%	5.4071%
30-Dec-2022	£24,407,798	£24,218,817	5.3125%	5.4937%
08-Jan-2023	£24,410,984	£24,222,003	5.3132%	5.4944%
17-Jan-2023	£24,350,374	£24,160,291	5.2997%	5.4800%
23-Jan-2023	£24,352,749	£24,202,858	5.3090%	5.4899%
24-Jan-2023	£24,352,749	£24,248,170	5.3189%	5.5006%
10-Feb-2023	£24,419,849	£24,349,089	5.3411%	5.5242%
18-Feb-2023	£24,419,849	£24,388,653	5.3497%	5.5335%
08-Mar-2023	£24,423,299	£24,392,103	5.3505%	5.5343%
27-Mar-2023	£24,452,699	£24,421,503	5.3570%	5.5412%
01-Apr-2023	£24,476,922	£24,445,726	5.3623%	5.5469%
02-Apr-2023	£24,645,622	£24,614,426	5.3993%	5.5865%
20-Apr-2023	£24,644,934	£24,613,738	5.3991%	5.5863%
26-Apr-2023	£24,700,357	£24,669,161	5.4113%	5.5994%
27-Apr-2023	£24,702,412	£24,671,216	5.4117%	5.5998%
18-May-2023	£24,922,412	£24,891,216	5.4600%	5.6515%
19-May-2023	£24,883,937	£24,852,741	5.4515%	5.6425%
22-May-2023	£24,884,937	£24,853,741	5.4518%	5.6427%
30-May-2023	£24,890,946	£24,859,750	5.4531%	5.6441%
04-Jun-2023	£24,890,946	£24,829,662	5.4465%	5.6371%

Portfolio: BAML - United IV MV CIRCLE VISUAL INVESTOR 2.50.080	Page 4

REPORT Valuation Summary

Report Date	25 January 2021
Valuation Date	30 September 2020

15-Jun-2023	£24,895,000	£24,833,716	5.4474%	5.6380%
16-Jun-2023	£24,332,728	£24,271,444	5.3240%	5.5060%
19-Jun-2023	£24,436,828	£24,375,544	5.3469%	5.5304%
01-Jul-2023	£24,360,609	£24,299,325	5.3302%	5.5126%
15-Jul-2023	£23,990,609	£23,914,055	5.2456%	5.4222%
17-Jul-2023	£23,990,609	£23,883,587	5.2390%	5.4151%
01-Aug-2023	£24,014,079	£23,907,057	5.2441%	5.4206%
07-Aug-2023	£24,111,195	£24,004,173	5.2654%	5.4434%
19-Aug-2023	£24,162,795	£24,055,773	5.2767%	5.4555%
01-Sep-2023	£24,162,805	£24,055,783	5.2767%	5.4555%
06-Sep-2023	£24,187,654	£24,080,632	5.2822%	5.4613%
01-Oct-2023	£24,279,954	£24,172,932	5.3024%	5.4829%
29-Oct-2023	£24,296,630	£24,189,608	5.3061%	5.4868%
01-Nov-2023	£24,324,185	£24,217,163	5.3121%	5.4933%
05-Nov-2023	£24,338,205	£24,231,183	5.3152%	5.4966%
08-Nov-2023	£24,340,653	£24,233,631	5.3157%	5.4972%
10-Nov-2023	£24,356,461	£24,249,439	5.3192%	5.5009%
03-Dec-2023	£24,379,916	£24,272,894	5.3244%	5.5064%
04-Dec-2023	£24,379,916	£24,273,982	5.3246%	5.5066%
20-Dec-2023	£24,404,916	£24,298,982	5.3301%	5.5125%
25-Dec-2023	£24,412,034	£24,306,100	5.3316%	5.5142%
31-Dec-2023	£24,492,784	£24,386,850	5.3493%	5.5331%
01-Jan-2024	£24,530,771	£24,424,837	5.3577%	5.5420%
06-Jan-2024	£23,305,771	£23,199,837	5.0890%	5.2550%
11-Jan-2024	£23,314,598	£23,208,664	5.0909%	5.2571%
15-Jan-2024	£23,314,598	£22,989,391	5.0428%	5.2058%
17-Jan-2024	£23,314,598	£22,990,493	5.0431%	5.2061%
29-Jan-2024	£23,317,120	£22,993,015	5.0436%	5.2067%
30-Jan-2024	£23,317,233	£22,993,128	5.0436%	5.2067%
28-Feb-2024	£23,322,687	£22,998,582	5.0448%	5.2080%
28-Mar-2024	£23,323,294	£22,999,189	5.0450%	5.2081%
29-Mar-2024	£23,350,578	£23,026,473	5.0509%	5.2145%
01-Apr-2024	£23,350,723	£23,026,618	5.0510%	5.2145%
12-Apr-2024	£23,320,993	£22,996,888	5.0445%	5.2076%
15-Apr-2024	£23,784,090	£23,459,985	5.1460%	5.3159%
10-May-2024	£23,320,409	£22,977,756	5.0403%	5.2031%
04-Jun-2024	£23,379,175	£23,066,611	5.0598%	5.2239%
16-Jun-2024	£23,893,275	£23,580,711	5.1725%	5.3442%
21-Jun-2024	£23,891,775	£23,579,211	5.1722%	5.3438%
28-Jun-2024	£23,923,735	£23,611,171	5.1792%	5.3513%
15-Jul-2024	£23,923,735	£23,845,714	5.2306%	5.4062%
17-Jul-2024	£23,983,243	£23,935,690	5.2504%	5.4273%
31-Jul-2024	£23,981,461	£23,933,908	5.2500%	5.4269%

Portfolio: BAML - United IV MV CIRCLE VISUAL INVESTOR 2.50.080	Page 5

REPORT Valuation Summary

Report Date	25 January 2021
Valuation Date	30 September 2020

13-Aug-2024	£24,022,561	£23,975,008	5.2590%	5.4365%
22-Aug-2024	£24,028,189	£23,980,636	5.2602%	5.4378%
16-Sep-2024	£24,059,789	£24,012,236	5.2672%	5.4452%
27-Sep-2024	£24,087,289	£24,039,736	5.2732%	5.4517%
06-Oct-2024	£25,272,289	£25,224,736	5.5331%	5.7299%
07-Oct-2024	£25,290,280	£25,242,727	5.5371%	5.7341%
11-Oct-2024	£25,049,480	£24,994,412	5.4826%	5.6758%
12-Oct-2024	£25,049,480	£24,979,021	5.4792%	5.6721%
23-Oct-2024	£25,052,180	£24,981,721	5.4798%	5.6728%
10-Nov-2024	£25,052,180	£24,696,390	5.4172%	5.6058%
29-Nov-2024	£24,869,920	£24,510,917	5.3766%	5.5622%
12-Dec-2024	£24,865,808	£24,506,805	5.3757%	5.5612%
25-Dec-2024	£24,873,961	£24,514,958	5.3775%	5.5632%
01-Jan-2025	£24,881,552	£24,522,549	5.3791%	5.5649%
07-Jan-2025	£24,891,097	£24,532,094	5.3812%	5.5672%
12-Jan-2025	£24,921,157	£24,562,154	5.3878%	5.5742%
15-Jan-2025	£24,975,063	£24,616,060	5.3996%	5.5869%
02-Feb-2025	£24,888,999	£24,529,996	5.3807%	5.5667%
07-Feb-2025	£24,891,889	£24,532,886	5.3814%	5.5674%
10-Feb-2025	£25,485,401	£25,126,398	5.5116%	5.7068%
24-Mar-2025	£25,486,106	£25,127,103	5.5117%	5.7070%
11-Apr-2025	£25,486,106	£25,007,641	5.4855%	5.6789%
12-Apr-2025	£25,486,106	£25,023,032	5.4889%	5.6825%
16-Apr-2025	£25,601,051	£25,137,977	5.5141%	5.7095%
27-Apr-2025	£25,604,966	£25,141,892	5.5150%	5.7104%
01-May-2025	£25,618,294	£25,155,220	5.5179%	5.7136%
10-May-2025	£25,618,294	£25,459,098	5.5846%	5.7851%
22-May-2025	£25,696,848	£25,537,652	5.6018%	5.8035%
29-May-2025	£25,696,848	£25,448,825	5.5823%	5.7826%
02-Jun-2025	£25,752,178	£25,504,155	5.5944%	5.7957%
11-Jul-2025	£26,000,181	£25,752,158	5.6488%	5.8540%
18-Sep-2025	£26,013,621	£25,765,598	5.6518%	5.8572%
11-Oct-2025	£26,013,621	£25,892,576	5.6796%	5.8871%
14-Nov-2025	£26,025,235	£25,904,190	5.6822%	5.8899%
24-Nov-2025	£26,032,402	£25,911,357	5.6838%	5.8915%
29-Nov-2025	£26,032,402	£25,914,570	5.6845%	5.8923%
16-Dec-2025	£26,064,821	£25,946,989	5.6916%	5.8999%
02-Feb-2026	£26,150,889	£26,033,057	5.7105%	5.9202%
10-Mar-2026	£26,150,427	£26,032,595	5.7104%	5.9201%
25-Mar-2026	£26,150,427	£26,032,027	5.7102%	5.9200%
01-Apr-2026	£26,157,667	£26,039,267	5.7118%	5.9217%
29-May-2026	£26,331,156	£26,301,582	5.7694%	5.9835%
17-Jun-2026	£26,352,691	£26,323,117	5.7741%	5.9886%

Portfolio: BAML - United IV MV CIRCLE VISUAL INVESTOR 2.50.080	Page 6

REPORT Valuation Summary

Report Date	25 January 2021
Valuation Date	30 September 2020

30-Sep-2026	£26,328,422	£26,298,848	5.7688%	5.9829%
09-Dec-2026	£26,363,152	£26,333,578	5.7764%	5.9911%
24-Jan-2027	£26,401,212	£26,371,638	5.7847%	6.0001%
30-Mar-2027	£26,425,481	£26,395,907	5.7900%	6.0058%
02-Jun-2027	£26,463,817	£26,434,243	5.7985%	6.0148%
29-Sep-2027	£26,497,027	£26,467,453	5.8057%	6.0227%
01-May-2028	£26,499,526	£26,469,952	5.8063%	6.0233%
21-Oct-2028	£26,504,926	£26,475,352	5.8075%	6.0245%
20-Dec-2028	£26,465,946	£26,436,372	5.7989%	6.0153%
01-Jun-2029	£26,486,891	£26,457,317	5.8035%	6.0203%
01-Jul-2029	£26,488,391	£26,458,817	5.8038%	6.0206%
12-Dec-2029	£26,492,503	£26,462,929	5.8047%	6.0216%
14-Jan-2030	£26,438,651	£26,409,077	5.7929%	6.0089%
30-Jun-2030	£26,438,659	£26,409,085	5.7929%	6.0089%
01-Nov-2031	£26,373,229	£26,343,655	5.7786%	5.9935%
04-May-2033	£26,373,228	£26,343,654	5.7786%	5.9935%
22-Mar-2146	£26,003,628	£26,003,622	5.7040%	5.9133%
22-May-2947	£25,078,926	£25,078,921	5.5012%	5.6956%
22-Jun-2999	£24,564,826	£24,564,826	5.3884%	5.5749%

Yields based on £455,884,368

Portfolio: BAML - United IV MV CIRCLE VISUAL INVESTOR 2.50.080	Page 7

REPORT Valuation Summary

Report Date	25 January 2021
Valuation Date	30 September 2020

Property	File/Ref No	Net Rent	ERV	Gross Value	Net Value	Say Value	Eq Yld	True Eq Yld	Init Yld	Revn Yld
Unit 1, Sheldon Way MV,Aylesford,ME20 6S	22	£163,829	£168,700	£2,978,707	£2,798,807	£2,800,000	5.510%	5.700%	5.500%	5.664%
Units A & B, Ripple Road,Barking,IG11 0SY	2	£862,906	£894,866	£20,463,307	£19,170,247	£19,170,000	4.350%	4.470%	4.217%	4.373%
Ripple Road (CdP),Barking,IG11 0SL	7	£388,070	£388,124	£8,292,094	£7,773,894	£7,775,000	4.791%	4.940%	4.680%	4.681%
Portland Commercial Estate,Barking,IG11 0T	34	£533,843	£1,086,205	£21,340,123	£19,900,068	£19,900,000	4.786%	4.925%	2.502%	5.090%
Juniper Park, Southfields MV,Basildon,SS15	36	£1,650,496	£2,485,227	£35,130,744	£31,881,088	£32,000,000	6.497%	6.751%	4.698%	7.074%
Hubert Road MV,Brentwood,CM14 4JE	8	£246,964	£432,030	£8,308,815	£7,711,460	£7,720,000	4.974%	5.127%	2.972%	5.200%
Orpen Park - MV,Bristol,BS32 4QD	12	£573,343	£657,920	£10,242,326	£9,600,026	£9,600,000	6.254%	6.500%	5.598%	6.424%
Unit 2, Interplex - MV,Bristol	18	-£117,760	£343,600	£4,846,997	£4,499,957	£4,500,000	6.012%	6.211%	-2.430%	7.089%
Endeavour Way MV,Croydon,CR0 4TR	5	£205,000	£299,362	£6,284,797	£5,805,993	£5,800,000	4.504%	4.627%	3.262%	4.763%
Schooner Park,Dartford,DA2 6QP	13	£326,570	£405,500	£7,204,102	£6,742,677	£6,740,000	5.474%	5.662%	4.533%	5.629%
1 Elmsall Way, South Elmsal MV,Doncaster,	31	£259,224	£324,600	£5,941,881	£5,549,981	£5,550,000	5.328%	5.506%	4.363%	5.463%
2/3/4/8 South Gyle Industrial ,Edinburgh,EH1	26	£173,442	£327,500	£5,297,344	£4,838,429	£4,900,000	5.933%	6.153%	3.274%	6.182%
Mid-Point ,Enfield,EN3 7UA	19	-£456,750	£913,500	£17,090,933	£15,752,983	£15,800,000	4.738%	4.866%	-2.672%	5.345%
61/65/69 Millmarsh Lane,Enfield,EN3 7UY	33	£422,905	£582,800	£11,766,982	£10,999,917	£11,000,000	4.918%	5.072%	3.594%	4.953%
Veridion Way,Erith,DA18 4AL	6	£165,753	£215,200	£3,888,899	£3,651,199	£3,650,000	5.252%	5.421%	4.262%	5.534%
1-6 Southpoint IE MV,Glasgow,G5 0UG	27	£608,915	£740,576	£9,284,755	£8,658,376	£8,660,000	7.638%	8.001%	6.558%	7.976%
Empress Works MV,Penny Lane,Haydock,W	16	£791,524	£799,715	£12,271,564	£11,500,064	£11,500,000	6.513%	6.786%	6.450%	6.517%
26-27 Mark Road,Hemel Hempstead,HP2 7B	17	£150,000	£257,299	£4,012,524	£3,731,129	£3,725,000	6.008%	6.225%	3.738%	6.412%
Sands 10 Industrial Estate,High Wycombe,H	1	£1,010,236	£1,324,400	£23,886,616	£21,578,846	£21,600,000	5.400%	5.582%	4.385%	5.749%
Unit 1 Wooburn Industrial Park,High Wycomb	32	£271,550	£383,364	£7,366,480	£6,887,780	£6,900,000	5.000%	5.154%	3.686%	5.204%
Kingston Road MV,Leatherhead,KT22 7PU	4	£155,400	£234,615	£4,047,403	£3,755,371	£3,755,000	5.651%	5.851%	3.839%	5.797%
Seacroft Ind & Trade Centre MV,Coal Road,L	9	£520,334	£687,700	£10,577,898	£9,397,776	£9,400,000	6.196%	6.432%	4.919%	6.501%
27 Oakwell Way MV,Leeds,WF17 9LW	30	£248,882	£608,400	£9,240,932	£8,633,792	£8,630,000	6.226%	6.463%	2.693%	6.584%
Letchworth Industrial Estate,Letchworth,SG6	35	£679,995	£714,867	£14,995,202	£14,046,902	£14,100,000	4.733%	4.876%	4.535%	4.767%
Britonwood Trading Estate,Liverpool,L33 7Y	28	£672,515	£924,702	£11,821,552	£10,601,085	£10,600,000	7.243%	7.560%	5.689%	7.822%
Verney Road MV,34-36 ,Verney Road,Bermo	10	£160,000	£220,000	£4,939,084	£4,603,784	£4,600,000	4.196%	4.302%	3.239%	4.454%
Units 1-8 Hambridge Lane,Newbury,RG14 5T	25	£480,937	£591,400	£9,963,537	£9,329,532	£9,330,000	5.750%	5.956%	4.827%	5.936%
Interchange Park,Newport Pagnell,MK16 9QL	20	£1,107,876	£1,107,876	£17,044,246	£15,968,786	£15,970,000	6.500%	6.772%	6.500%	6.500%
DSV, 1306 Stonehouse Lane,Purfleet,RM19	24	£1,939,892	£1,939,900	£39,020,685	£36,549,185	£36,500,000	4.978%	5.137%	4.971%	4.971%
18-21 Padgets Lane,Redditch,B98 0RB	14	£350,000	£386,020	£6,087,746	£5,709,966	£5,710,000	6.463%	6.736%	5.749%	6.341%
Jutsums Lane,Romford,RM7 0ER	3	£329,250	£410,000	£7,428,191	£6,964,731	£6,970,000	5.346%	5.524%	4.432%	5.520%
Hawkers Yard,Ruislip,HA4 0XT	21	£0	£785,400	£15,575,168	£14,372,888	£14,370,000	4.575%	4.702%	0.000%	2.670%
DSV, Kingsbury Link,Tamworth,B78 2EX	38	£1,225,000	£1,185,000	£20,019,990	£18,755,490	£18,750,000	5.752%	5.959%	6.119%	5.919%
Titan House, Kingsbury Link,Tamworth,B78 2	39	£562,267	£514,100	£8,641,048	£8,100,748	£8,100,000	5.750%	5.957%	6.507%	5.949%
Coward Industrial Est,Tilbury,RM16 4BF	23	£917,388	£970,916	£13,714,929	£11,398,691	£11,400,000	6.629%	6.895%	6.689%	7.079%
1-21 Grosvenor Grange Business,Warrington	29	£458,638	£527,644	£8,535,939	£7,976,030	£7,980,000	5.997%	6.222%	5.373%	6.181%
Tewin Court Industrial Estate,Welwyn Garden	15	£646,625	£879,900	£10,643,017	£9,962,477	£10,000,000	7.737%	8.105%	6.076%	8.267%
Yeats Close,Wembley,NW10 0BN	11	£614,212	£654,300	£17,687,812	£16,571,552	£16,570,000	3.750%	3.841%	3.473%	3.699%

Total		£19,299,271	£26,373,228	£455,884,368	£421,731,707	£422,025,000

Portfolio: BAML - United IV MV CIRCLE VISUAL INVESTOR 2.50.080	Page 8